SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITES                             [ ]
  ACT OF 1933 (File No. 2-39663)

Pre-effective Amendment No.                                            [ ]
--------------------------------------------------------------------------------
Post-Effective Amendment No. 54                                         X
--------------------------------------------------------------------------------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT                             X
  COMPANY ACT OF 1940 (File No. 811-2168)

Amendment No. 34                                                       [ ]
(Check appropriate box or boxes

                            ACTIVA MUTUAL FUND TRUST

               (Exact Name of Registrant as Specified in Charter)

2905 Lucerne Dr SE, Suite 200, Grand Rapids, Michigan         49546-7116
(Address of Principal Executive Office)                       (Zip Code)

       Registrant's Telephone Number, including Area Code: (616) 787-6288

               Allan D. Engel, President, Secretary, and Treasurer
                               Activa Mutual Fund
                         2905 Lucerne Dr, SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
  [ ]    immediately upon filing pursuant to paragraph (b)
  [ ]    on (date) pursuant to paragraph (b)
  [X]    60 days after filing pursuant to paragraph (a) (1)
  [ ]    on (date) pursuant to paragraph (a) (1)
  [ ]    75 days after filing pursuant to paragraph (a) (2)
  [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
  [ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

The Exhibit Index begins on Page C-1.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class A

ACTIVA MUTUAL FUNDS

2905 LUCERNE SE, SUITE 200
GRAND RAPIDS MICHIGAN 49546
(616) 787-6288
(800) 346-2670

Contents                                                  Page
Facts at a Glance

Activa Intermediate Bond Fund
Activa Value Fund
Activa Growth Fund
Activa International Fund
Expenses
Organization and Management
  Organization of the Funds
  Investment Management
  The Sub-Advisers
  Fundamental Investment Policies
  Portfolio Disclosure
  Pricing of Fund Shares
  Purchase of Shares
  How Shares are Redeemed
  Exchange Privilege
  Customer Identification Program
  Redemption of Shares in
   Low Balance Accounts
  Market Timing and Excessive
   Trading Activity
  Internet Address
  Retirement Plans
  Dividend & Capital Gain
   Distributions to Shareholders
  Tax Consequences
  Distribution Plan
  Shareholder Inquiries
Risk Factors and Special Consideration
  General Investment Risks
  International Investment Risks
   and Considerations
  General Fixed Income
   Securities Risks
  Other Risks
  Special Considerations
Financial Highlights

                            ACTIVA MUTUAL FUNDS LOGO

                                   PROSPECTUS

ACTIVA MUTUAL FUNDS.

ACTIVA INTERMEDIATE BOND FUND
 Sub-Adviser: McDonnell Investment
      Management, LLC
ACTIVA VALUE FUND
 Sub-Adviser: Wellington Management Co. LLP
ACTIVA GROWTH FUND
 Sub-Adviser:
BlackRock Advisors, Inc.
ACTIVA INTERNATIONAL FUND
 Sub-Adviser: NWQ Investment Management Company, LLC

      A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                  The date of this Prospectus is April, 2005.

Printed in U.S.A.

                               ACTIVA MUTUAL FUNDS

                                FACTS AT A GLANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      Each of the four Activa mutual funds (the "Funds") seeks as high a return over time as is consistent with its particular investment strategy and level of potential risk. There is no assurance the funds will achieve their objective.

STRATEGIES AND RISKS
--------------------------------------------------------------------------------
      ACTIVA INTERMEDIATE BOND FUND. A bond fund which seeks as high a level of income as is consistent with moderate risk of capital and maintenance of liquidity. The Fund invests primarily in marketable debt securities. RISK. Greater risk than an investment in cash equivalent type securities, but less risk than funds which invest in common stocks.

      ACTIVA VALUE FUND. A stock fund which seeks long-term growth of capital. The Fund invests primarily in stocks believed by the Fund to be undervalued by the marketplace with above-average potential for capital appreciation. RISK. Lower risk than a fund investing in growth stocks, but greater risk than a bond fund.

      ACTIVA GROWTH FUND. A stock fund which seeks long-term growth of capital appreciation. The Fund invests primarily in stocks believed by the Fund to have long-term growth potential. RISK. Lower risk than an international fund, but greater than a value fund.

      ACTIVA INTERNATIONAL FUND. A stock fund which seeks maximum long-term capital appreciation. The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation. RISK. The Fund's share price will fluctuate with changes in market, economic, and foreign currency exchange conditions. High potential risk.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
      Activa Asset Management, LLC is responsible for the overall administration and management of each fund. Day-to-day decisions with respect to the purchase and sale of securities are made by each Fund's Sub-Adviser. The Sub-Advisers have been selected by Activa Asset Management, LLC and the Board of Trustees of each Fund.

                                                                HIGHER RISK

                                                                THE ACTIVA
                                                                INTERNATIONAL
                                                                FUND

                                                 THE ACTIVA
                                                 GROWTH FUND
  LOWER RISK
                                    THE ACTIVA
                                    VALUE FUND

                     THE ACTIVA
                     INTERMEDIATE
                     BOND FUND

                          ACTIVA INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The Fund seeks as high a level of current income as is consistent with moderate risk of capital and maintenance of liquidity.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
      The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. The Fund will purchase only securities that are rated within the four highest categories (AAA, AA, A, BBB) by at least one national rating agency. Under normal circumstances, at least 80% of the Fund's assets will be invested in bonds. The average maturity of securities held by the Fund is expected to be three to ten years.

      The Fund's Sub-Adviser, McDonnell Investment Management, LLC, analyzes a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

RISK FACTORS
--------------------------------------------------------------------------------
      Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. For example, the issuer of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. Interest rate changes have a greater affect on fixed income securities with longer maturity. For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page.

      An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE
--------------------------------------------------------------------------------
      The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Lehman Bros. Aggregate Bond Index.

      As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Column Chart:
2000         9.84%
2001         8.49%
2002         8.85%
2003         3.49%
2004         3.86%

 During the periods shown in the chart, the Fund's highest return for a quarter was 4.86% (quarter ending September 30, 2001), and the Fund's lowest return for a quarter was -2.65% (quarter ending June 30, 2004).

                                             Average Annual Total Return
                                           Periods Ended December 31, 2004

                                                                Since Inception
                                        One Year    Five Year       8/30/99

Activa Intermediate Bond Fund
         Return Before Taxes              3.86%        6.87%         6.55%
         Return After Taxes on
            Distributions *               2.35%        4.68%         4.36%
         Return After Taxes on
            Distributions and Sale
            of Fund Shares*               2.59%        4.60%         4.31%
Lehman Bros. Aggregate Bond Index**       4.34%        7.71%         7.42%

* After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses or reduced for federal income taxes.

                               ACTIVA MUTUAL FUNDS
                                ACTIVA VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
      The Fund invests primarily in common stocks of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.

      The Fund's Sub-Adviser, Wellington Management Company, LLP, ("Wellington Management"), implements the construction of the Fund's portfolio based upon the analysis and input of the firm's fundamental and quantitative research teams. Wellington Management's fundamental analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". In addition, the Fund's Sub-Adviser will use an internally-developed, quantitative analytical approach to complement the analyst's fundamental research.

      Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

RISK FACTORS
--------------------------------------------------------------------------------
      Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page.

PAST PERFORMANCE
--------------------------------------------------------------------------------
      The two tables on the next page show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index").

      As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Column Chart:
Value Cl A
1995           30.55%
1996           23.18%
1997           22.47%
1998           10.17%
1999           -6.70%
2000           13.82%
2001           -7.05%
2002          -17.87%
2003           28.37%
2004           15.40%

During the periods shown in the chart, the Fund's highest return for a quarter was 17.52% (quarter ending June 30, 2003), and the Fund's lowest return for a quarter was -17.71% (quarter ending September 30, 2002).

                                         Average Annual Total Return
                                       Periods Ended December 31, 2004

                                      One Year     Five Year    Ten Year

Activa Value Fund
         Return Before Taxes           15.40%        5.18%       10.05%
         Return After Taxes on
             Distributions*            14.97%        4.80%        7.30%
         Return After Taxes on
             Distributions and Sale
             of Fund Shares*           10.01%        4.23%        7.10%
Russell 1000 Value Index**             16.49%        5.27%       13.82%
S&P 500**                              10.87%       -2.30%       12.07%

* After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

** The Standard & Poor's 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses or reduced for federal income tax.

                               ACTIVA GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The Fund seeks long-term growth of capital.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
      The Fund invests primarily in stocks believed by the investment manager to have long-term growth potential. In selecting stocks, the Fund's Sub-Adviser, BlackRock Advisors, Inc., seeks to identify stocks with sustainable above average earnings growth, competitive advantages and leadership positions. Generally, the Fund invests in a diversified portfolio of stocks, consistent with the Sub-Adviser's general outlook and fundamental research on particular companies. Diversification is achieved by investing in a number of different industries and companies. Additionally, the Fund attempts to manage risk by employing fundamental and quantitative analysis. While the Fund emphasizes established companies, it may also invest in other types of companies.

RISK FACTORS
--------------------------------------------------------------------------------
     Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page.

PAST PERFORMANCE
--------------------------------------------------------------------------------
      The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Growth Index ("Growth Index").

      As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Column Chart:
2000        -11.01%
2001        -23.63%
2002        -33.69%
2003         28.54%
2004          9.61%

During the periods shown in the chart, the Fund's highest return for a quarter was 13.62% (quarter ending December 31, 2001), and the Fund's lowest return for a quarter was -23.36% (quarter ending September 30, 2001).

                                           Average Annual Total Return
                                         Periods Ended December 31, 2004

                                                                 Since Inception
                                      One Year      Five Year        8/30/99

Activa Growth Fund
         Return Before Taxes            9.61%         -8.69%          -5.90%
         Return After Taxes on
             Distributions*             9.61%         -8.87%          -6.07%
         Return After Taxes on
             Distributions and Sale
             of Fund Shares*            6.24%         -7.21%          -4.95%
Russell 1000 Growth Index**             6.30%         -9.30%          -5.20%
S&P 500**                              10.87%         -2.30%          -0.11%

* After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

** The Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses or reduced for federal income taxes.

                            ACTIVA INTERNATIONAL FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The Fund seeks maximum long-term capital appreciation.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

      The Fund's Sub-Adviser, NWQ Investment Management Company, LLC, analyzes the financial conditions and competitiveness of individual companies worldwide. The Sub-Adviser uses a blend of fundamental and computer-assisted research to uncover signs of positive business developments which are not fully reflected in a company's stock price. Diversification is achieved by investing in a number of different countries, industries, and companies.

RISK FACTORS
--------------------------------------------------------------------------------
      Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Investments in international stocks are subject to certain additional risks, including changing currency values, different political and regulatory environments, and other market and economic factors in the countries where the Fund invests. The Fund may invest up to 15% of its assets in emerging markets. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page. The Sub-Adviser expects a high portfolio turnover rate which can be 100% or more. A high portfolio turnover rate increases the Fund's transaction costs and has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

PAST PERFORMANCE
--------------------------------------------------------------------------------
      The two tables below show the Fund's annual returns and its long-term performance since inception. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index") and Standard and Poor's 500 Stock Index ("S&P 500").

      As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

YEAR-TO-YEAR PERFORMANCE
--------------------------------------------------------------------------------

Column Chart:
2000         -25.31%
2001         -28.96%
2002         -20.22%
2003          31.90%
2004          13.80%

During the periods shown in the chart, the Fund's highest return for a quarter was 17.06% (quarter ending June 30, 2003), and the Fund's lowest return for a quarter was -19.39% (quarter ending September 30, 2002).

                                             Average Annual Total Return
                                           Periods Ended December 31, 2004

                                                               Since Inception
                                      One Year    Five Year        8/30/99

Activa International Fund
         Return Before Taxes           13.80%      -8.67%           -1.89%
         Return After Taxes on
            Distributions*             13.80%      -9.36%           -2.59%
         Return After Taxes on
            Distributions and Sale
            of Fund Shares*             8.97%      -7.50%           -1.97%
MSCI EAFE Index**                      20.70%      -0.80%            2.38%
S&P 500**                              10.87%      -2.30%           -0.11%

* After-tax returns are calculated by using the historical highest individual federal marginal income tax rates (i.e., maximum rate) and do not include state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., Retirement Plans or Individual Retirement Accounts).

** The MSCI EAFE Index represents an unmanaged index of over 1000 foreign common stock prices and the Standard & Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market. Neither index is impacted by the Fund's operating expenses or reduced for federal income taxes.

                                    EXPENSES

This Table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

Shareholder Transaction Expenses (Fees Paid Directly from Your Investment) for each Fund.

     Maximum Sales Charge Imposed on Purchases (Load)                None
     Maximum Deferred Sales Charge (Load)                            None
     Maximum Sales Charge (Load) Imposed on                          None
         Reinvested Dividends
     Redemption Fee                                                  None
     Exchange Fee                                                    None

                 Annual Fund Operating Expenses Paid by the Fund

                                       BOND     VALUE    GROWTH  INTERNATIONAL

Management Fees                        0.33%     0.57%    0.69%      0.85%
Distribution & Service (12b-1) Fees    0.15%     0.15%    0.15%      0.15%
Other Expenses                         0.24%     0.43%    0.48%      0.66%
Total Annual Fund Operating
   Expenses                            0.72%     1.15%    1.32%      1.66%

      Total Fund Operating Expenses for all Funds, except for the Value Fund, are based upon total expenses incurred by each of the Funds for the year ended December 31, 2004. The Value Fund Operating Expenses are based upon total expenses incurred by the Fund for Class A for the year ended December 31, 2004. The maximum amount presently authorized by the Trustees under the Trust's distribution plan is 0.10 of 1% for each Fund.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investment in other mutual funds.

      The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 YEAR       3 YEARS      5 YEARS       10 YEARS
                      --------      --------     --------      ---------

Bond Fund                73.54        230.20       400.56         894.49
Value Fund              117.21        365.35       632.97        1397.53
Growth Fund             134.43        418.31       723.47        1590.22
International Fund    $ 168.77      $ 523.42     $ 902.15      $ 1965.35

                           ORGANIZATION AND MANAGEMENT

ORGANIZATION OF THE FUNDS
--------------------------------------------------------------------------------
      Each Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Funds are governed by a Board of Trustees, which meets regularly to review the Funds' investments, performance, expenses, and other business affairs. The policy of each Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
      Activa Asset Management LLC ("Activa") serves as the Investment Adviser of each Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for each Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Funds.

      Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for each Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of each Fund. The Sub-Advisers make investment decisions on behalf of the Funds and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Funds, is responsible for paying their fees.

      Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in a Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if a Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.

      Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

      Activa's fees for serving as Investment Adviser are set forth as management fees in the Expense Summary for each Fund found on page 12.

THE SUB-ADVISERS
--------------------------------------------------------------------------------
      INTERMEDIATE BOND FUND - The Sub-Adviser for Activa Intermediate Bond is McDonnell Investment Management, LLC (McDonnell), located at 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell currently manages over $8.0 billion (as of 12/31/04) for institutional and individual investors.

      Mark J. Giura, Managing Director and Director of the Investment Grade Taxable Client Group for McDonnell, Dirck D. Davis, Vice President and Senior Portfolio Manager in the Investment Grade Taxable Client Group, and Amy L. Walkington, Assistant Vice President and Portfolio Manager in the Investment Grade Taxable Client Group, are primarily responsible for the day-to-day management of the Fund's portfolio.

      Mr. Giura is the lead member of the portfolio management team responsible for overseeing and developing the overall Fund strategy, as well as directing the implementation of the strategy and monitoring overall risk management on the Fund. Mr. Davis is responsible primarily for the implementation and management of the Fund's strategy in the mortgage and asset-backed sectors, and Ms. Walkington is responsible primarily for the implementing and management of the Fund's strategy in the corporate sector. Additionally, Mr. Davis and Ms. Walkington both assist in the overall risk management of the Fund.

      Prior to joining McDonnell, Mr. Giura served as Vice President and Senior Portfolio Manager of Van Kampen Management Inc. from 1989 to October 2001. Mr. Giura has over 15 years of investment industry experience. Prior to joining McDonnell, Mr. Davis was a fixed income portfolio manager at Van Kampen Management Inc. from 1991 to October 2001 and has over 13 years of investment industry experience. Prior to joining McDonnell, Ms Walkington served as a portfolio analyst at Van Kampen Management Inc. from 1999 to October 2001 and has 10 years of investment industry experience.

      VALUE FUND - The sub-adviser of Activa Value Fund is Wellington Management Company, LLP, 75 state street, Boston, Massachusetts. Wellington Management currently manages over $ 470 billion (as of 12/31/04) for institutional and individual investors. Doris t. Dwyer, vice president, is primarily responsible for the day-to-day management of Activa Value Fund. She has served in this capacity since 1999.

        GROWTH FUND - The Sub-Adviser of the Activa Growth Fund is BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware.. BlackRock currently manages over $ 341.8 billion (as of 12/31/04) for individual and institutional investors. The Fundamental Large Cap Growth Team of BlackRock is responsible for the day-to-day management of Activa Growth Fund. The portfolio managers who are primarily responsible for day to day management of the Fund's investments are xxx and yyy. Each has been employed by the Sub-Advisor for more than __ years and has more than __ years of experience as an investment manager.

        INTERNATIONAL FUND - The Sub-Adviser of Activa International Fund is NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California. NWQ currently manages over $ 30 billion (as of 12/31/04) for individual and institutional investors. The International/Global management team of NWQ is responsible for the day-to-day management of Activa International Fund. The portfolio managers who are primarily responsible for day to day management of the Fund's investments are xxx and yyy. Each has been employed by the Sub-Advisor for more than __ years and has more than __ years of experience as an investment manager.

      Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities in the Fund is contained in the Statement of Additional Information.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------
      The fundamental investment policies contained in each Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of each Fund may change any other policies or investment strategies.

PORTFOLIO DISCLOSURE
--------------------------------------------------------------------------------
      The Fund has adopted policies and procedures with respect to the disclosure of each of the Fund's portfolio securities. A description of the policies and procedures can be found in each Fund's Statement of Additional Information.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of each Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's assets are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

      Each Fund's investmentsare generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
      In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment for each Fund is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

      All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.

      The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
      Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds will be delayed 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:

      When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne S.E., Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

      At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

      The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:

      In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
      Shares of each Fund may be exchanged for shares of any other Activa Fund.

      The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the accounts are of the same type and the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------
      If the value of your Fund account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

RETIREMENT PLANS
--------------------------------------------------------------------------------
      The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
      Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year.

      All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

TAX CONSEQUENCES
--------------------------------------------------------------------------------
      The Fund will make distributions of ordinary income and capital gains that will be taxable to shareholders, and subsequently, relieve the Fund of all federal income taxes. Distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Distributions, whether in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Shareholders will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by the Fund during the calendar year.

      Shareholders may realize a capital gain or loss when shares are redeemed or exchanged. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

      The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------
      The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of each Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------
      Shareholder inquiries regarding each Fund should be directed to the Fund by writing, telephoning or emailing the Fund as follows:

      Activa Mutual Funds Trust
      2905 Lucerne SE Suite 200
      Grand Rapids MI 49546
      1-800-346-2670
      activafunds@activafunds.com

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

GENERAL INVESTMENT RISKS
--------------------------------------------------------------------------------
      Information about the principal investment strategies and related risks for each of the Funds is set forth in this Prospectus. Additional information about each Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.

      STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.

      The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

      SECTOR RISKS. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more or less of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

      POLICY RESTRICTION. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.

INTERNATIONAL INVESTMENT RISKS AND CONSIDERATIONS
--------------------------------------------------------------------------------
      FOREIGN SECURITIES. All of the Funds may invest in foreign securities as a non-principal strategy. The International Fund invests in foreign securities as a principal strategy.

      CURRENCY FLUCTUATIONS. When a Fund invests in instruments issued by foreign companies, the principal, income and sales proceeds may be paid to the Fund in local foreign currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Fund's investments. Also, a Fund may incur costs when converting from one currency to another.

      SOCIAL, POLITICAL AND ECONOMIC FACTORS. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.

      The economies of foreign countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many foreign countries continue to exercise substantial control over private enterprise and own or control many companies. Government actions could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Fund.

      INFLATION. Certain foreign countries, especially many emerging countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.

      DIFFERENCES IN SECURITIES MARKETS. The securities markets in foreign countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in foreign countries, to the extent that established markets exists, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.

      Trading practices in certain foreign countries are also significantly different from those in the United Sates. Although brokerage commissions are generally higher than those in the U.S., the Sub-Advisers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.

      CUSTODIAL AND REGISTRATION PROCEDURES. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

      GOVERNMENT SUPERVISION OF SECURITIES MARKETS. Disclosure and regulatory standards in many foreign countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in foreign countries than in the United States, and enforcement of existing regulations may be extremely limited.

      FINANCIAL INFORMATION AND REPORTING STANDARDS. Issuers in foreign countries are generally subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.

      EMERGING MARKET RISK. Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

      Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

      The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.

GENERAL FIXED INCOME SECURITIES RISKS
--------------------------------------------------------------------------------
      All of the Funds may invest in debt securities as a non-principal strategy. The Intermediate Bond Fund invests in debt securities as a principal strategy. Fixed income securities are subject to the following risks:

      MARKET/MATURITY RISK. Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater affect on fixed income securities with longer maturity.

      CREDIT RISK. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Fund will lose money.

      Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.

      CALL RISK. Call risk is the possibility that an issuer may redeem a fixed income security before maturity ("call") at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

      LIQUIDITY RISKS. Fixed income securities that have not been rated or that are not widely held may trade less frequently than other securities. This may increase the price volatility of these securities.

      FOREIGN RISKS. Foreign debt securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Debt securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign debt securities may be more volatile and less liquid than similar securities traded in the U.S.

OTHER RISKS
--------------------------------------------------------------------------------
      REPURCHASE AGREEMENTS AND RISKS. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.

      TEMPORARY INVESTMENTS AND RISKS. Each Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.

      LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 33 1/3% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

      There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

      DERIVATIVE TRANSACTIONS RISKS. Each of the Fundsmay trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

      Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

      Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

      When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

      It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

      SMALL AND MEDIUM-SIZE COMPANY RISK. To the extent that the Funds invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
      The Intermediate Bond Fund's policy is to invest at least 80% of its assets in bonds. The Fund will not change this policy without providing the Fund's shareholders at least 60 days prior notice.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
      The following table presents financial highlights for the Activa Funds.

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or loss on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


                                                                               INTERMEDIATE BOND FUND
                                                                               ----------------------
PER SHARE OUTSTANDING FOR EACH YEAR                   Year Ended     Year Ended     Year Ended      Year Ended     Year Ended
-----------------------------------                    12-31-04       12-31-03       12-31-02        12-31-01       12-31-00
                                                     ------------   ------------   ------------    ------------   -------------
Net Asset Value, beginning of period                 $      10.28   $      10.71   $      10.39    $      10.19   $        9.87

Income from investment operations:
     Net investment income (loss)                            0.41           0.46           0.53            0.59            0.62
     Net realized and unrealized gains (losses)
     on securities                                          (0.02)         (0.09)          0.36            0.26            0.32
                                                     --------------------------------------------------------------------------

Total from investment operations                             0.39           0.37           0.89            0.85            0.94

Less Distributions:
     Dividends from net investment income                    0.41           0.46           0.53            0.59            0.62
     Dividends in excess of net investment income              --             --             --              --              --
     Distributions from capital gains                        0.05           0.34           0.04            0.06              --
                                                     --------------------------------------------------------------------------
Total Distributions                                          0.46           0.80           0.57            0.65            0.62
                                                     --------------------------------------------------------------------------
Net Asset Value, end of period                       $      10.21   $      10.28   $      10.71    $      10.39   $       10.19

Total Return                                                 3.86%          3.49%          8.85%           8.49%           9.84%
     Ratios and Supplemental Data
Net assets, end of period                            $ 176,449,413  $169,963,044   $164,162,796    $166,858,896   $ 153,657,144
Ratio of expenses to average net assets                       0.7%           0.7%           0.7%            0.7%            0.7%
Ratio of net income (loss) to average net assets              4.0%           4.6%           5.3%            5.7%            6.2%
Portfolio turnover rate                                      76.2%         104.0%          52.3%           44.8%           39.9%

                                                                                     VALUE FUND
                                                                                     ----------
PER SHARE OUTSTANDING FOR EACH YEAR                   Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
-----------------------------------                    12-31-04       12-31-03       12-31-02        12-31-01        12-31-00
                                                     --------------------------------------------------------------------------
Net Asset Value, beginning of period                 $       7.06   $       5.56   $       6.85    $       7.44   $        6.61

Income from investment operations:
     Net investment income (loss)                            0.09           0.08           0.07            0.06            0.08
     Net realized and unrealized gains (losses)
     on securities                                           1.00           1.50          (1.29)          (0.59)           0.83
                                                     --------------------------------------------------------------------------
Total from investment operations                             1.09           1.58          (1.22)          (0.53)           0.91

Less Distributions:
     Dividends from net investment income                    0.09           0.08           0.07            0.06            0.08
     Dividends in excess of net investment income              --             --             --              --              --
     Distributions from capital gains                          --             --             --              --              --
                                                     --------------------------------------------------------------------------
Total Distributions                                          0.09           0.08           0.07            0.06            0.08
                                                     --------------------------------------------------------------------------
Net Asset Value, end of period                       $       8.06   $       7.06   $       5.56    $       6.85   $        7.44

Total Return                                                15.40%         28.37%        -17.87%          -7.05%          13.82%
     Ratios and Supplemental Data
Net assets, end of period                            $115,203,837   $135,146,120   $110,168,624    $140,823,782   $ 170,658,789
Ratio of expenses to average net assets                       1.2%           1.1%           1.0%            1.1%            1.1%
Ratio of net income (loss) to average net assets              1.1%           1.2%           1.1%            0.9%            1.1%
Portfolio turnover rate                                     103.8%          65.7%          84.9%           91.5%          113.9%



                                                                                    GROWTH FUND
                                                                                    -----------
PER SHARE OUTSTANDING FOR EACH YEAR                   Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
-----------------------------------                    12-31-04       12-31-03       12-31-02        12-31-01        12-31-00
                                                     --------------------------------------------------------------------------
Net Asset Value, beginning of period                 $       6.35   $       4.94   $       7.45    $       9.76   $       11.39

Income from investment operations:
     Net investment income (loss)                              --          (0.03)         (0.02)          (0.05)          (0.05)
     Net realized and unrealized gains (losses)
     on securities                                           0.61           1.44          (2.49)          (2.26)          (1.22)
                                                     ---------------------------------------------------------------------------

Total from investment operations                             0.61           1.41          (2.51)          (2.31)          (1.27)

Less Distributions:
     Dividends from net investment income                      --             --             --              --              --
     Dividends in excess of net investment income              --             --             --              --              --
     Distributions from capital gains                          --             --             --              --              --
                                                     --------------------------------------------------------------------------
Total Distributions                                            --             --             --              --              --
                                                     --------------------------------------------------------------------------
Net Asset Value, end of period                       $       6.96   $       6.35   $       4.94    $       7.45   $        9.76

Total Return                                                 9.61%         28.54%        -33.69%         -23.63%         -11.01%
     Ratios and Supplemental Data
Net assets, end of period                            $ 32,921,270   $ 30,019,431   $ 23,319,398    $ 20,912,247   $  27,661,390
Ratio of expenses to average net assets                     11.32%           1.4%           1.4%            1.4%            1.3%
Ratio of net income (loss) to average net assets              0.0%          -0.5%          -0.6%           -0.5%           -0.4%
Portfolio turnover rate                                      87.4%         101.0%         143.0%          190.2%          111.9%

                                                                                 INTERNATIONAL FUND
                                                                                 ------------------
PER SHARE OUTSTANDING FOR EACH YEAR                   Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
-----------------------------------                    12-31-04       12-31-03       12-31-02        12-31-01        12-31-00
                                                     --------------------------------------------------------------------------
Net Asset Value, beginning of period                 $       7.10   $       5.40   $       6.77    $       9.53   $       14.20

Income from investment operations:
     Net investment income (loss)                            0.01           0.02             --           (0.01)          (0.04)
     Net realized and unrealized gains (losses)
     on securities                                           0.97           1.70          (1.37)          (2.75)          (3.59)
                                                     --------------------------------------------------------------------------

Total from investment operations                             0.98           1.72          (1.37)          (2.76)          (3.63)

Less Distributions:
     Dividends from net investment income                      --           0.02             --              --              --
     Dividends in excess of net investment income              --             --             --              --              --
     Distributions from capital gains                          --             --             --              --            1.04
                                                     --------------------------------------------------------------------------
Total Distributions                                            --           0.02             --              --            1.04
                                                     --------------------------------------------------------------------------
Net Asset Value, end of period                       $       8.08   $       7.10   $       5.40    $       6.77   $        9.53

Total Return                                                13.80%         31.90%        -20.22%         -28.96%         -25.31%
     Ratios and Supplemental Data
Net assets, end of period                            $ 33,327,770   $ 29,428,761   $ 22,237,059    $ 19,459,085   $  27,400,022
Ratio of expenses to average net assets                       1.7%           1.7%           1.9%            1.7%            1.5%
Ratio of net income (loss) to average net assets              0.2%           0.5%           0.0%           -0.2%           -0.3%
Portfolio turnover rate                                     199.6%         188.0%         208.2%          231.5%          214.9%


================================================================================

          ACTIVA

          Mutual Funds

          Prospectus

      The Statement of Additional Information ("SAI") provides additional details about the Funds. Also, additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in each Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April, 2005, Annual Reports, and Semi-Annual Reports are available without charge. Investors and shareholders can request other information about the Fund or make inquiries by writing or telephoning the Fund at the address or toll-free number below. The Fund's SAI and Annual and Semi-Annual Shareholder Reports are also available on the Fund's website at www.activafunds.com. The SAI is incorporated into the Prospectus by reference.

      Additional information about the Funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (HTTP://WWW.SEC.GOV) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                   April, 2005

                            ACTIVA MUTUAL FUNDS LOGO

================================================================================

ACTIVA MUTUAL FUNDS

2905 Lucerne SE, Suite 200
Grand Rapids Michigan 49546
www.activafunds.com
(616) 787-6288
(800) 346-2670
Investment Company Act File #811-2168

                               ACTIVA MUTUAL FUND

                                    FORM N-1A

                                     PART A

                Information Required in a Prospectus for Class R

ACTIVA VALUE FUND
2905 LUCERNE SE,
GRAND RAPIDS, MICHIGAN 49546
(616) 787-6288
(800) 346-2670

Contents                                             Page

Investment Objective
Investment Approach
Risk Factors
Past Performance
Year to Year Performance
Expenses
Financial Highlights
Organization of the Fund
Investment Management
The Sub-Adviser
Fundamental Investment Policies
Portfolio Disclosure
Pricing of Fund Shares
Purchase of Fund Shares
How Shares are Redeemed
Marketing Timing and Excessive
   Trading Activity
Retirement Plans
Dividend & Capital Gain
   Distributions to Shareholders
Tax Consequences
Risk Factors and Special Considerations
   General Investment Risks
   Other Risks
Shareholder Inquiries

                             ACTIVA MUTUAL FUND LOGO

                                     CLASS R
                                   PROSPECTUS

      The Fund's primary investment objective is capital appreciation. The Fund will attempt to meet its objective by investing in common stocks that it believes are undervalued. Income may be a factor in portfolio selection, but is secondary to the principal objective.

      This Prospectus contains information with respect to Class R shares of Activa Value Fund. Class R is offered only to tax exempt retirement and benefit plans of Alticor Inc. and its affiliates. The Fund also offers Class A shares, which are available to members of the general public. Information about Class A is contained in the Activa Funds Prospectus dated April, 2005, which is available upon request.

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   The date of this Prospectus is April, 2005.

Printed in U.S.A.

                                ACTIVA VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund's principal objective.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
      The Fund invests primarily in common stocks of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace.

      The Fund's Sub-Adviser, Wellington Management Company, LLP ("Wellington Management"), implements the construction of the Fund's portfolio based upon the analysis and input of the firm's fundamental and quantitative research teams. Wellington Management's fundamental analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". In addition, the Fund's Sub-Adviser will use an internally-developed, quantitative analytical approach to complement the analyst's fundamental research..

      Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

RISK FACTORS
--------------------------------------------------------------------------------
      Like any investment, an investment in the Fund is subject to risk and it is possible to lose money by investing in the Fund. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 8.

PAST PERFORMANCE
--------------------------------------------------------------------------------
      The two tables below, show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index"). The inception date for Class R was November 1, 1998. Annual returns during the period 1995 through 1998 are returns for Class A. Annual returns during the period 1999 through 2004 are returns for Class R.

      The investment performance of Class R is expected to be substantially similar to Class A because both Classes invest in the same portfolio of securities and investment performance will differ only to the extent that the classes do not have the same expenses. The estimated expenses for Class Rare disclosed in the Fee Expense Table.

      As with all mutual funds, past performance is not a prediction of future results.

YEAR TO YEAR PERFORMANCE
--------------------------------------------------------------------------------

Column Chart:
Value Cl R
1995         30.55%
1996         23.18%
1997         22.47%
1998         10.17%
1999         -6.43%
2000         13.95%
2001         -6.92%
2002        -17.76%
2003         28.65%
2004         15.44%

* The inception date for Class R was November 1, 1998. Annual returns during the period 1995 through 1998 are returns for Class A. Annual returns during the period 1999 through 2004 are returns for Class R.

      During the periods shown in the chart, the Fund's highest return for a quarter was 17.65% (quarter ending June 30, 2003), and the Fund's lowest return for a quarter was -17.68% (quarter ending September 30, 2002).

                                         Average Annual Total Return
                                        Periods Ended December 31, 2004

                                  ONE YEAR          FIVE YEAR       TEN YEAR
                                  --------          ---------       --------
Activa Value Fund*
       - Class A                    15.40%            5.18%           10.05%
       - Class R                    15.44%            5.31%             N/A
Russell 1000 Value Index***         16.49%            5.27%           13.82%
S&P 500***                          10.87%           -2.30%           12.07%

** Wellington Management Company, LLP, has been the Fund's Sub-Adviser since December 30, 1999.

*** The Standard & Poor's 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.

                                    EXPENSES

      This Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (Fees Paid Directly From Your Investment)
            Maximum Sales Charge Imposed on Purchases (Load)               None
            Maximum Deferred Sales Charge (Load)                           None
            Maximum Sales Charge (Load) Imposed on
              Reinvested Dividends                                         None
            Redemption Fee                                                 None
            Exchange Fee                                                   None

Annual Fund Operating Expenses Paid by the Fund
            Management Fees                                                  57%
            Distribution & Service (12b-1) Fees                            None
            Other Expenses                                                   60%
            Total Fund Operating Expenses                                  1.17%

      The following example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                    1 YEAR          3 YEARS        5 YEARS         10 YEARS
                   --------        --------        --------        ---------

Value Fund         $ 119.24        $ 371.60        $ 643.65        $ 1420.38

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, LLP, the independent registered public accounting firm for the Fund, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                                VALUE FUND - CLASS R
                                                                                --------------------
PER SHARE OUTSTANDING FOR EACH YEAR                   Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
-----------------------------------                    12-31-04       12-31-03       12-31-02        12-31-01        12-31-00
                                                     --------------------------------------------------------------------------
Net Asset Value, beginning of period                 $       7.09   $       5.57   $       6.86    $       7.44   $        6.60

Income from investment operations:
     Net investment income (loss)                            0.08           0.07           0.07            0.06            0.08
     Net realized and unrealized gains (losses)
     on securities                                           1.01           1.52          (1.29)          (0.58)           0.84
                                                     --------------------------------------------------------------------------
Total from investment operations                             1.09           1.59          (1.22)          (0.52)           0.92

Less Distributions:
     Dividends from net investment income                    0.08           0.07           0.07            0.06            0.08
Dividends in excess of net investment income                   --             --             --              --              --
     Distributions from capital gains                          --             --             --              --              --
                                                     --------------------------------------------------------------------------
Total Distributions                                          0.08           0.07           0.07            0.06            0.08
                                                     --------------------------------------------------------------------------
Net Asset Value, end of period                       $       8.10   $       7.09   $       5.57    $       6.86   $        7.44

Total Return                                                15.44%         28.65%        -17.76%          -6.92%          13.95%
     Ratios and Supplemental Data
Net assets, end of period                            $  3,528,806   $  2,204,343   $  1,489,146    $  1,639,834   $   1,294,980
Ratio of expenses to average net assets                       1.2%           1.0%           1.0%            1.0%            1.0%
Ratio of net income (loss) to average net assets              1.4%           1.3%           1.1%            1.0%            1.1%
Portfolio turnover rate                                     103.8%          65.7%          84.9%           91.5%          113.9%

                                                                                 VALUE FUND-CLASS A
                                                                                 ------------------
PER SHARE OUTSTANDING FOR EACH YEAR                   Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
-----------------------------------                    12-31-04       12-31-03       12-31-02        12-31-01        12-31-00
                                                     --------------------------------------------------------------------------
Net Asset Value, beginning of period                 $       7.06   $       5.56   $       6.85    $       7.44   $        6.61

Income from investment operations:
     Net investment income (loss)                            0.09           0.08           0.07            0.06            0.08
     Net realized and unrealized gains (losses)
     on securities                                           1.00           1.50          (1.29)          (0.59)           0.83
                                                     --------------------------------------------------------------------------

Total from investment operations                             1.09           1.58          (1.22)          (0.53)           0.91

Less Distributions:
     Dividends from net investment income                    0.09           0.08           0.07            0.06            0.08
     Dividends in excess of net investment income              --             --             --              --              --
     Distributions from capital gains                          --             --             --              --              --
                                                     --------------------------------------------------------------------------
Total Distributions                                          0.09           0.08           0.07            0.06            0.08
                                                     --------------------------------------------------------------------------
Net Asset Value, end of period                       $       8.06   $       7.06   $       5.56    $       6.85   $        7.44

Total Return                                                15.40%         28.37%        -17.87%          -7.05%          13.82%
     Ratios and Supplemental Data
Net assets, end of period                            $115,203,837   $135,146,120   $110,168,624    $140,823,782   $ 170,658,789
Ratio of expenses to average net assets                       1.2%           1.1%           1.0%            1.1%            1.1%
Ratio of net income (loss) to average net assets              1.1%           1.2%           1.1%            0.9%            1.1%
Portfolio turnover rate                                     103.8%          65.7%          84.9%           91.5%          113.9%


ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
      The Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Fund is governed by a Board of Trustees, which meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
      Activa Asset Management LLC ("Activa") serves as the Investment Adviser of the Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for the Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Fund.

      Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for the Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of the Fund. The Sub-Advisers make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Fund, is responsible for paying their fees.

      Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in the Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if the Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.

      Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

      Activa's fees for serving as Investment Adviser are set forth as management fees in the Expense Summary for each Fund found on page 12.

THE SUB-ADVISER
--------------------------------------------------------------------------------
      The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts. Wellington Management currently manages over $ 470 billion (as of 12/31/04) for institutional and individual investors. Doris T. Dwyer, Vice President, is primarily responsible for the day-to-day management of Activa Value Fund. She has served in this capacity since 1999.

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------
      The fundamental investment policies contained in the Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of the Fund may change any other policies or investment strategies.

PORTFOLIO DISCLOSURE
--------------------------------------------------------------------------------
      The Fund has adopted policies and procedures with respect to the disclosure of each of the Fund's portfolio securities. A description of the policies and procedures can be found in each Fund's Statement of Additional Information.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is generally made at the close of business of the New York Stock Exchange, 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's assets are traded in markets other than the New York Stock Exchange, on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

      Each Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
      Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

      The National Association of Securities Dealers (NASD) has set up the NASD Regulation Public Disclosure Program to provide investors with information and education. A copy of the brochure "NASD Regulation's Public Disclosure Program:
An Information Service for Investors" may be obtained by contacting the NASD Regulation's Hotline Number at (800) 289-9999 or by visiting their website at www.nasdr.com.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
      The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

      Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

RETIREMENT PLANS
--------------------------------------------------------------------------------
      The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
      The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Distributions, in the past, have been paid in December. The net investment income and capital gain distribution will be paid on a basis which is consistent with past policy. All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

TAX CONSEQUENCES
--------------------------------------------------------------------------------
      The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes. Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL INVESTMENT RISKS

      Information about the principal investment strategies and related risks for the Fund is set forth in this Prospectus. Additional information about the Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.

      STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money. The Fund's Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

      SECTOR RISKS. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more of the portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

      POLICY RESTRICTION. As a matter of policy, effective June 30, 2002, the Funds will not invest in securities issued by Proctor and Gamble Company. This may have an adverse effect on the performance of the Funds relative to their indices.

OTHER RISKS

REPURCHASE AGREEMENTS AND RISK. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.

TEMPORARY INVESTMENTS AND RISKS. The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 33 1/3% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

      There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

DERIVATIVE TRANSACTION RISKS. The Fund may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

      Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

      Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

      When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts of options.

      It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

      SMALL AND MEDIUM-SIZE COMPANY RISK. To the extent that the Fund invests in small-and mid-captilization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------
      Shareholder inquiries regarding the Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of the Prospectus. Inquiries relating to a specific account should be directed to the Plan Administrator for the tax-exempt retirement and benefits plan of Alticor Inc. and its affiliates.

================================================================================

          ACTIVA

          Value Fund

          Class R

          Prospectus

      The Statement of Additional Information ("SAI") provides additional details about the Fund. Also, additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in the Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April, 2005, Annual Reports, and Semi-Annual Reports are available without charge. Investors and shareholders can request other information about the Fund or make inquiries by writing or telephoning the Fund at the address or toll-free number below. The Fund's SAI and Annual and Semi-Annual Shareholder Reports are also made available free of charge on the Fund's website at www.activafunds.com. The SAI is incorporated into the Prospectus by reference.

      Additional information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee, by electronic request at the following E-Mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


                                   April, 2005

                             ACTIVA MUTUAL FUND LOGO

================================================================================

ACTIVA MUTUAL FUND
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
www.activafunds.com
Investment Company Act File #811-2168

                               ACTIVA MUTUAL FUND

                                    FORM N-1A

                                     PART B

    Information Required in a Statement of Additional Information for Class A

ACTIVA INTERMEDIATE BOND FUND

(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Contents                                                              Page

Organization of the Fund
Objectives, Policies, and Restrictions on the
  Fund's Investments
Income Securities
Description of Securities Ratings
Portfolio Transactions and Brokerage Allocation
Portfolio Disclosure Policy
Principal Shareholders
Officers and Trustees of the Fund
Investment Adviser
Sub-Adviser and Portfolio Manager
Approval of Investment Advisory Agreements
Plan of Distribution and Principal Underwriter
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Redemption of Shares in Low Balance Accounts
Market Timing and Excessive Trading Activity
Customer Identification Program
Internet Address
Federal Income Tax
Reports to Shareholders and Annual Audit

                             ACTIVA MUTUAL FUND LOGO

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2004 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained by writing or calling the Fund. This Statement of Additional Information relates to the Prospectus for the Fund dated April, 2005.

      The date of this Statement of Additional Information is April, 2005.

Printed in U.S.A.

                          ACTIVA INTERMEDIATE BOND FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.

      When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
      The investment objective of the Fund is to provide high total return consistent with moderate risk of capital and maintenance liquidity. The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. The Fund will purchase only securities that are rated within the four highest categories (AAA, AA, A, BBB) by at least one national rating agency.

Fundamental Investment Restrictions

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

INCOME SECURITIES
--------------------------------------------------------------------------------
      Income securities include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities ("U.S. Government Securities"); mortgage-backed or asset-backed securities; corporate debt securities; Yankee Bonds; zero-coupon or stripped securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements with respect to any of the foregoing. The following disclosure supplements disclosure in the Prospectus and does not, standing along, present a complete or accurate explanation of the matters disclosed.

      CORPORATE BONDS AND OTHER DEBT SECURITIES. The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

      STRIPPED TREASURY SECURITIES. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal component of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.

      OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

      MORTGAGE-BACKED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT INSTRUMENTALITIES. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments or principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Sub-Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA and FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

      Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payments on such securities having the highest priority after interest has been paid to all classes.

      TYPES OF CREDIT SUPPORT. Mortgage-backed securities are often backed by a pool of assets representing the obligation of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollaterization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support is provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

      ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-back securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.

      In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      ZERO-COUPON SECURITIES. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.

      PREMIUM SECURITIES. The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by the Fund at a premium are called or sold prior to maturity, the fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, the Fund generally will recognize a capital loss if it holds such securities to maturity.

      ADJUSTABLE AND FLOATING RATE SECURITIES. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

      Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During period of declining interest rates however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.

      DEFENSIVE STRATEGIES. In certain circumstances market conditions may, in the Sub-Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Standard and Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's) (or comparably rated by any other nationally recognized statistical rating organization ("NRSRO")); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Fund considers consistent with such strategy.

      BORROWINGS

      The Fund may borrow money from banks for temporary, emergency purposes only (such as meeting share redemption requests), although the Fund does not expect to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Borrowing creates special risk considerations such as increased volatility in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained.

      "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

      The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

      REPURCHASE AGREEMENTS.

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

      REVERSE REPURCHASE AGREEMENTS

      The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

      LOANS OF PORTFOLIO SECURITIES

      Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.

      ILLIQUID INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES

      The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

      The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Sub-Adviser's implementation of these guidelines on a periodic basis.

      As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

      PORTFOLIO TURNOVER

      The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. A high portfolio turnover (100% or more) increases a Fund's transaction costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Sub-Adviser deems portfolio changes appropriate.

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------
      STANDARD & POOR'S - A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

      A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform as audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

      2.  Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

1.    LONG-TERM DEBT - INVESTMENT GRADE

      AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

SPECULATIVE GRADE

      BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligors capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC:  Debt rated "CC" is currently highly vulnerable to nonpayment.

      C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      -: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposes to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      DEBT OBLIGATIONS OR ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2.    COMMERCIAL PAPER

A-S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follow:

      A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

      A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated "A-1".

      A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are bases on current information furnished to S & P by the issuer or obtained from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3.    PREFERRED STOCK

      A S & P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligation. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer. The preferred stock ratings are based on the following considerations:

I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.     Nature of, and provisions of, the issuer.

III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA: This is the highest rating that may be assigned by S & P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligation.

      AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

      A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

      BB, B AND CCC: Preferred stock rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BBB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      C:  A preferred stock issue rated "C" is a nonpaying issue.

      D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

      NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S & P by the issuer or obtained by S & P from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE-a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1.    LONG-TERM DEBT

      AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protected elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      BAA: Bonds which are rated Baa are considered a medium-grade obligation, (i.e., they are neither highly protected nor poorly secured.) Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for the reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

2.    SHORT-TERM DEBT

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

      ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-Leading market positions in well-established industries.

-High rates of return on funds employed.

-Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

-Well-established access to a range of financial markets and assured sources of alternate liquidity.

      ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

3.    PREFERRED STOCK

      Preferred stock rating symbols and their definitions are as follows:

      AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

      A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

      BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

      C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
      The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

      Many securities in which the Fund invests are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price a fixed amount of compensation for the financial advisers, underwriters and dealers. The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Sub-Adviser.

      The Sub-Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices on such transactions, the Sub-Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Sub-Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Sub-Adviser. Since statistical and other research information is only supplementary to the research efforts of the Sub-Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Sub-Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its advisory accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Sub-Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considers on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

      The Sub-Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

      During the calendar years ended December 31, 2004, 2003, and 2002, the portfolio turnover rate was 76.2%, 104.0%, and 52.3%, respectively.

      The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2004, the Fund owned corporate bonds of Lehman Brothers with a market value of $ 1,942,463; Goldman Sachs with a market value of $940,345; and JP Morgan Chase with a market value of $2,768,080. Lehman Brothers, Goldman Sachs and JP Morgan Chase are considered regular brokers for the Fund.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
      The Fund has adopted policies and procedures which prohibit the disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees. The Board of Trustees, upon request, may make available the Fund's portfolio to organizations providing consulting services, including consulting services employed by any shareholder, for portfolio evaluation, attribution and analysis provided the service providers agree not to use the information for trading purposes and not to further disclose the information to other parties. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
      Alticor Inc. ("Alticor"), 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2005, 17,092,393 shares, or 98.64%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they own substantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products.

      As noted above, Alticor owns more than 25% of the Fund's outstanding shares. Accordingly, Alticor may be deemed to control the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2004. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2004, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:


                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                        TERM OF                                      IN FUND           OTHER
                                                     OFFICE/LENGTH                                   COMPLEX       DIRECTORSHIPS
                                                        OF TIME       PRINCIPAL OCCUPATION LAST    OVERSEEN BY        HELD BY
NAME AND ADDRESS              AGE     OFFICE HELD       SERVED                FIVE YEARS             DIRECTOR        DIRECTOR
--------------------------    ----   -------------   --------------   -------------------------    ------------    -------------
INTERESTED TRUSTEE

James J. Rosloniec*            59    Trustee of      Perpetual / 24   President & Chief                 4              None
2905 Lucerne SE, Suite 200           the Fund                         Operating Officer, JVA
Grand Rapids, Michigan                                                Enterprises I, LLC.
49546                                                                 President, Chief
                                                                      Executive Officer and
                                                                      Director, Activa Holdings
                                                                      Corp. Formerly, Vice
                                                                      President-Audit and
                                                                      Control, Amway
                                                                      Corporation (1991-2000);
                                                                      Director, Vice President
                                                                      and Treasurer of Amway
                                                                      Management Company
                                                                      (1984-1999); Trustee,
                                                                      President and Treasurer,
                                                                      Amway Mutual Fund,
                                                                      (1981-1999); President
                                                                      and Treasurer, Activa
                                                                      Mutual Fund Trust
                                                                      (1999-2002).



                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                        TERM OF                                      IN FUND           OTHER
                                                     OFFICE/LENGTH                                   COMPLEX       DIRECTORSHIPS
                                                        OF TIME       PRINCIPAL OCCUPATION LAST    OVERSEEN BY        HELD BY
NAME AND ADDRESS              AGE     OFFICE HELD       SERVED                FIVE YEARS             DIRECTOR        DIRECTOR
--------------------------    ----   -------------   --------------   -------------------------    ------------    -------------
ADVISORY TRUSTEE

Joseph E. Victor, Jr.          57    Advisory        Perpetual / 4    President and Chief               4              None
2905 Lucerne SE, Suite 200           Trustee of                       Executive Officer, Marker
Grand Rapids, Michigan 49546         the Fund                         Net, Inc. (Crown
                                                                      Independent Business
                                                                      Owner affiliated with
                                                                      Quixtar, Inc.)

DISINTERESTED TRUSTEES

Donald H. Johnson              74    Trustee of      Perpetual / 12   Retired, Former Vice              4              None
2905 Lucerne SE, Suite 200           the Fund                         President-Treasurer, SPX
Grand Rapids, Michigan 49546                                          Corporation.

Walter T. Jones                62    Trustee of      Perpetual / 13   Retired, Former Senior            4              None
936 Sycamore Ave.                    the Fund                         Vice President-Chief
Holland, Michigan 49424                                               Financial Officer, Prince
                                                                      Corporation

Richard E. Wayman              70    Trustee of      Perpetual / 7    Retired, Former Finance           4              None
24578 Rutherford                     the Fund                         Director, Amway
Ramona, California 92065                                              Corporation.

OFFICER

Allan D. Engel                 52    President,      Perpetual / 24   Vice President, Real             N/A             N/A
2905 Lucerne SE, Suite 200           Secretary and                    Estate Operations and
Grand Rapids, Michigan               Treasurer of                     Secretary-Activa Holdings
49546                                the  Fund;                       Corp. Formerly, Sr.
                                     President,                       Manager, Investments and
                                     and Secretary                    Real Estate, Amway
                                     of the                           Corporation; Director,
                                     Investment                       President and Secretary
                                     Adviser.                         of Amway Management
                                                                      Company (1981-1999);
                                                                      Trustee, Activa Mutual
                                                                      Fund Trust (1999-2004);
                                                                      Trustee, Vice President
                                                                      and Secretary, Amway
                                                                      Mutual Fund (1981-1999);
                                                                      Vice President and
                                                                      Assistant Treasurer,
                                                                      Activa Mutual Fund Trust
                                                                      (1999-2002).


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

      The following table contains information about the Activa Funds owned by the Trustees:

                                   Dollar Range of        Dollar Range of
                                  Equity Securities      Equity Securities
                                     In the Fund        In All Activa Funds
NAMES OF TRUSTEES                 December 31, 2004      December 31, 2004
-------------------
INTERESTED TRUSTEE

James J. Rosloniec
Trustee                                  -0-            $100,001 - $150,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee                         -0-                    -0-

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                                  -0-             $10,001 - $50,000
Walter T. Jones
Trustee                                  -0-                $1 - $10,000
Richard E. Wayman
Trustee                              $1 - $10,000        $10,001 - $50,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2004:



                                            PENSION OR
                                            RETIREMENT
                                         BENEFITS ACCRUED
                                                AS          ESTIMATED ANNUAL
   NAME OF PERSON,          TRUSTEE       PART OF FUND         BENEFITS         TOTAL COMPENSATION
       POSITION           COMPENSATION       EXPENSES       UPON RETIREMENT      PAID TO TRUSTEES
----------------------    ------------   ----------------   ----------------    ------------------
INTERESTED TRUSTEE

James J. Rosloniec           $8,000            -0-                -0-                 $8,000
Trustee

ADVISORY TRUSTEE

Joseph E. Victor, Jr.        $8,000            -0-                -0-                 $8,000
Advisory Trustee

DISINTERESTED TRUSTEES

Donald H. Johnson            $8,000            -0-                -0-                 $8,000
Trustee
Walter T. Jones              $8,000            -0-                -0-                 $8,000
Trustee
Richard E. Wayman            $8,000            -0-                -0-                 $8,000
Trustee

OFFICER

Allan D. Engel*              $8,000            -0-                -0-                 $8,000


      *Mr. Engel was a Trustee during 2004 resigning his position as Trustee as of December 31, 2004.

      The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2004, amounted to $48,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

      The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on June 11, 1999. The Agreement provides that the Fund will pay the Investment Adviser a fee, payable quarterly, at the annual rate of ..40 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .32 of 1% on the excess. The fees paid by the Fund for investment adivsory services during the years ended December 31, 2004, 2003, and 2002 were $573,718, $561,235and $568,571, respectively.

      Effective March 1, 2000, the Sub-Advisory Agreement between the Investment Adviser and the Fund's prior Sub-Adviser was amended to reduce the sub-advisory fee on assets in excess of $150,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount under the amended Sub-Advisory Agreement, plus 0.20% of average net assets.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa..Accordingly, they may be considered controlling persons of Activa. They may also be considered controlling persons of Alticor, Inc., which is a principal shareholder of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
      The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER
--------------------------------------------------------------------------------
      The Sub-Adviser for Activa Intermediate Bond is McDonnell Investment Management, LLC (McDonnell), located at 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell currently manages over $8.0 billion (as of 12/31/04) for institutional and individual investors.

      Mark J. Giura, Managing Director and Director of the Investment Grade Taxable Client Group for McDonnell, Dirck D. Davis, Vice President and Senior Portfolio Manager in the Investment Grade Taxable Client Group, and Amy L. Walkington, Assistant Vice President and Portfolio Manager in the Investment Grade Taxable Client Group, are primarily responsible for the day-to-day management of the Fund's portfolio.

      Mr. Giura is the lead member of the portfolio management team responsible for overseeing and developing the overall Fund strategy, as well as directing the implementation of the strategy and monitoring overall risk management on the Fund. Mr. Davis is responsible primarily for the implementation and management of the Fund's strategy in the mortgage and asset-backed sectors, and Ms. Walkington is responsible primarily for the implementing and management of the Fund's strategy in the corporate sector. Additionally, Mr. Davis and Ms. Walkington both assist in the overall risk management of the Fund.

      Prior to joining McDonnell, Mr. Giura served as Vice President and Senior Portfolio Manager of Van Kampen Management Inc. from 1989 to October 2001. Mr. Giura has over 15 years of investment industry experience. Prior to joining McDonnell, Mr. Davis was a fixed income portfolio manager at Van Kampen Management Inc. from 1991 to October 2001 and has over 13 years of investment industry experience. Prior to joining McDonnell, Ms Walkington served as a portfolio analyst at Van Kampen Management Inc. from 1999 to October 2001 and has 10 years of investment industry experience.

      As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of .20 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .12% of 1% on the next $100,000,000 of assets in excess of $50,000,000; and .04 of 1% on assets in excess of $150,000,000. Fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2004, 2003, and 2002, were $228,959, $226,875and $228,086, respectively.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
OTHER ACCOUNTS MANAGED

      Description of Other Accounts - As of December 31, 2004, the portfolio managers of the Fund, Mark Giura, Dirck Davis and Amy Walkington, were responsible for approximately 191 account relationships for the Sub-Adviser, totaling approximately $4.3 billion in assets under management (excluding asset of the Fund). The portfolio managers do not manage any other accounts that constitute "registered investment companies" or "other pooled investment vehicles." Set forth below for each portfolio manager is the number of accounts managed and the total assets in such accounts.

                           Mark Giura       Dirck Davis       Amy Walkington
Number of Accounts         191              185               191
Total Assets               $4.3 billion     $3.7 billion      $4.3 billion

      The advisory fees for one account managed by the portfolio manager with assets of $0.28 million were subject to a performance fee component.

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS

   There are certain inherent and potential conflicts of interest between the Sub-Adviser's management of the Fund and the activities of other accounts. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-Adviser have different investment objectives or considerations than the Fund; thus decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. In addition, Sub-Adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.

   There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.

   The Sub-Adviser may from time to time hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If the Sub-Adviser were to decide or be required for any reason to sell one or more of these positions over a short period of time, the Fund might suffer a greater loss due to the concentration of such positions than would be the case if Sub-Adviser did not take significant interests in any particular issuer.

   Notwithstanding anything to the contrary above, the Sub-Adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

COMPENSATION

   The Sub-Adviser is paid a sub-advisory fee from the Adviser. Generally, McDonnell professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Sub-Adviser and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows:

      o   Competitive base salary

      o   Performance based bonus pool

          o   Financial Performance of Sub-Adviser

          o   Portfolio manager performance

          o   Client satisfaction / retention

      o   Quality benefits program

      o   Company equity participation

      Portfolio manager compensation is not quantitatively based on the Fund's investment performance or on the value of the Fund's assets under management. However, the Fund's performance, which is compared against the Lehman Brothers Aggregate Bond Index, as well as the performance of other accounts managed by the Sub-Adviser, is a component of bonus compensation.

OWNERSHIP OF SECURITIES

      The portfolio managers do not own any securities in the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
      At a meeting held on February 22, 2005, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2006. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.

      In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser and the Sub-Adviser. As part of its review, the Board considered financial information provided by these organizations, as well as information about their management structures, professional staffs, and history of compliance with federal securities regulations. The Board also considered the qualifications of the portfolio managers assigned to the Fund and the investment results achieved by those managers. The board concluded that the Investment Adviser and Sub-Adviser had provided satisfactory services to the fund, and that they could be expected to continue to provide satisfactory services in the future.

      As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The Board concluded that the fund's historical investment performance was similar to that of other funds with similar investment objectives.

      In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under these agreements. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement and the Sub-Advisory Agreement provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory agreement and the Sub-Advisory agreement is comparable to the amounts being paid for Investment Advisory services by other funds that are similarly sized and have similar investment objectives.

      As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser, the Sub-Adviser, and their affiliated organizations, by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. The Board did not consider a profit analysis from the Sub-Adviser because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and the Sub-Adviser and because the fees under the Sub-Advisory Agreement constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

      Following its review, the board of trustees concluded that the terms and conditions of the Investment Advisory agreement and the Sub-Advisory agreement, including the compensation payable thereunder, were fair and reasonable, and that these agreements should be continued until march 31, 2006. In reaching this decision, the board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
      The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      During 2004 the Fund paid $ 258,575 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($ 3,764), and general and administrative services ($ 198,722). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

      Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

      Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.

      The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
      Pursuant to the Administrative Agreement between the Fund and Activa Asset Management LLC ("Activa"), Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2004, 2003, and 2002, total payments were $258,575, $250,772, and $255,357, respectively.

      The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent, a fee of $
2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

      The Fund's investments are generally valued at on the basis of market quotations or official closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
      In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
      Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail or telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds will be delayed 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:

      When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

      At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephone exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

      The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:

      In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
      Shares of each Fund may be exchanged for shares of any other Activa Fund.

      The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------
      If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY

      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------
      Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
      The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

      For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will not qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

      In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

      Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

      Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

      Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

      Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

      Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2004 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================

ACTIVA

INTERMEDIATE

BOND

FUND

                                  Statement of
                             Additional Information

                                   April, 2005

                             ACTIVA MUTUAL FUND LOGO

================================================================================

ACTIVA INTERMEDIATE BOND FUND

(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Printed in U.S.A.

ACTIVA VALUE FUND
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Contents                                                              Page

Organization of the Fund
Objectives, Policies, and Restrictions on the Fund's Investments
Additional Risks & Information Concerning Certain Investment
  Techniques
Portfolio Transactions & Brokerage Allocation
Proxy Voting Policies
Portfolio Disclosure Policy
Principal Shareholders
Officers and Trustees of the Fund
Investment Adviser
Sub-Adviser and Portfolio Manager
Approval of Investment Advisory Agreements
Plan of Distribution and Principal Underwriter
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Redemption of Shares in Low Balance Accounts
Market Timing & Excessive Trading Activity
Customer Identification Program
Internet Address
Federal Income Tax
Reports to Shareholders and Annual Audit

                             ACTIVA MUTUAL FUND LOGO

                                     CLASS A
                             STATEMENT OF ADDITIONAL
                                   INFORMATION

This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Class A Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2004 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained by writing or calling the Fund. This Statement of Additional Information relates to the Class A Prospectus for the Fund dated April, 2005.

Class A is offered to members of the general public. The Fund also offers Class R shares, which are available only to tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates. Information about Class R is contained in the Class R prospectus dated April, 2005, which is available upon request.

       The date of this Statement of Additional Information is April, 2005

Printed in U.S.A.

                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.

      Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
      The primary investment objective of the Fund is capital appreciation. The Fund invests primarily in common stock of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

      DERIVATIVES.

      The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Co., LLP (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

      Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

      The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

      FUTURE CONTRACTS.

      Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

      The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      In transactions establishing a long position in a futures contract, liquid assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, liquid assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

      OPTION

      The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

      The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

      Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying liquid assets having a value equal to the aggregate face value of the option position taken.

      OPTIONS ON FUTURES CONTRACTS

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

      LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

      The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

      As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

      Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

      SHORT SALES AGAINST THE BOX

      The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

      SWAP ARRANGEMENTS

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

      The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      REPURCHASE AGREEMENTS.

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

      REVERSE REPURCHASE AGREEMENTS.

      The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

      WHEN-ISSUED SECURITIES.

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

      RESTRICTED SECURITIES.

      It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

      Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

      FOREIGN INVESTMENTS.

      The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

      ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

      ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

      The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

      These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

      CURRENCY TRANSACTIONS.

      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

      SECURITIES LENDING.

      The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

      The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

      SHORT-TERM TRADING.

      The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

      TEMPORARY AND DEFENSIVE INVESTMENTS.

      The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

      INDUSTRY CLASSIFICATIONS.

      For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.

      OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

      DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

U.S. GOVERNMENT AND RELATED SECURITIES. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

      o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

      o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

      o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

      BANK MONEY INVESTMENTS

      Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      SHORT-TERM CORPORATE DEBT INSTRUMENTS

      Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      ZERO AND STEP COUPON SECURITIES

      Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

      COMMERCIAL PAPER RATINGS

      Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

      Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

      In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
      It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.

      The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.

      Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

      During the years ended December 31, 2004, 2003, and 2002, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $153,688, $232,168, and $296,535, respectively. Transactions in the amount of $ 20,058,407 involving commissions of approximately $ 6,743, were directed to brokers because of research services provided during 2004. During the calendar year ended December 31, 2004 the portfolio turnover rate was 103.8% which was an increase over the previous year's rate of 65.7%.

      The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.

      The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2004, the Fund owned common stock of Morgan Stanley with a market value of $ 573,688 and common stock of Bank of America with a market value of $6,377,953. Morgan Stanley and Bank of America are considered regular brokers for the Fund.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------
      The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
      The Fund has adopted policies and procedures which prohibit the disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees. The Board of Trustees, upon request, may make available the Fund's portfolio to organizations providing consulting services, including consulting services employed by any shareholder, for portfolio evaluation, attribution and analysis provided the service providers agree not to use the information for trading purposes and not to further disclose the information to other parties. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
      Alticor Inc., 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2005, 944,490 shares, or 6.36%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van

Andel families may be considered controlling persons of Alticor since they ownsubstantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products.

      The Jay Van Andel Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, owns all the outstanding securities of JVA Enterprises Capital LLC, which owned, as of January 31, 2005, 5,793,727 shares, or 39.00%, of the Fund's outstanding shares. Accordingly, the Jay Van Andel Trust may be deemed to control the Fund.

      If any of the Fund's principal shareholders were to substanially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.


OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2004. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2004, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:



                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                        TERM OF                                      IN FUND           OTHER
                                                     OFFICE/LENGTH                                   COMPLEX       DIRECTORSHIPS
                                                        OF TIME       PRINCIPAL OCCUPATION LAST    OVERSEEN BY        HELD BY
NAME AND ADDRESS              AGE     OFFICE HELD       SERVED                FIVE YEARS             DIRECTOR        DIRECTOR
--------------------------    ----   -------------   --------------   -------------------------    ------------    -------------
INTERESTED TRUSTEE

James J. Rosloniec*            59    Trustee of      Perpetual / 24   President & Chief                 4              None
2905 Lucerne SE, Suite 200           the Fund                         Operating Officer, JVA
Grand Rapids, Michigan                                                Enterprises I, LLC.
49546                                                                 President, Chief
                                                                      Executive Officer and
                                                                      Director, Activa Holdings
                                                                      Corp. Formerly, Vice
                                                                      President-Audit and
                                                                      Control, Amway
                                                                      Corporation (1991-2000);
                                                                      Director, Vice President
                                                                      and Treasurer of Amway
                                                                      Management Company
                                                                      (1984-1999); Trustee,
                                                                      President and Treasurer,
                                                                      Amway Mutual Fund,
                                                                      (1981-1999) President
                                                                      and Treasurer, Activa
                                                                      Mutual Fund Trust
                                                                      (1999-2002).

ADVISORY TRUSTEE

Joseph E. Victor, Jr.          57    Advisory        Perpetual / 4    President and Chief               4              None
2905 Lucerne SE, Suite 200           Trustee of                       Executive Officer, Marker
Grand Rapids, Michigan 49546         the Fund                         Net, Inc. (Crown
                                                                      Independent Business
                                                                      Owner affiliated with
                                                                      Quixtar, Inc.)



                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                        TERM OF                                      IN FUND           OTHER
                                                     OFFICE/LENGTH                                   COMPLEX       DIRECTORSHIPS
                                                        OF TIME       PRINCIPAL OCCUPATION LAST    OVERSEEN BY        HELD BY
NAME AND ADDRESS              AGE     OFFICE HELD       SERVED                FIVE YEARS             DIRECTOR        DIRECTOR
--------------------------    ----   -------------   --------------   -------------------------    ------------    -------------
DISINTERESTED TRUSTEES

Donald H. Johnson              74    Trustee of      Perpetual / 12   Retired, Former Vice              4              None
2905 Lucerne SE, Suite 200           the Fund                         President-Treasurer, SPX
Grand Rapids, Michigan 49546                                          Corporation.

Walter T. Jones                62    Trustee of      Perpetual / 13   Retired, Former Senior            4              None
936 Sycamore Ave.                    the Fund                         Vice President-Chief
Holland, Michigan 49424                                               Financial Officer, Prince
                                                                      Corporation

Richard E. Wayman              70    Trustee of      Perpetual / 7    Retired, Former Finance           4              None
24578 Rutherford                     the Fund                         Director, Amway
Ramona, California 92065                                              Corporation.

OFFICER

Allan D. Engel                 52    President,      Perpetual / 24   Vice President, Real             N/A             N/A
2905 Lucerne SE, Suite 200           Secretary and                    Estate Operations and
Grand Rapids, Michigan               Treasurer of                     Secretary-Activa Holdings
49546                                the Fund;                        Corp. Formerly, Sr.
                                     President,                       Manager, Investments and
                                     and Secretary                    Real Estate, Amway
                                     of the                           Corporation; Director,
                                     Investment                       President and Secretary
                                     Adviser.                         of Amway Management
                                                                      Company (1981-1999);
                                                                      Trustee, Activa Mutual
                                                                      Fund Trust (1999-2004);
                                                                      Trustee, Vice President
                                                                      and Secretary, Amway
                                                                      Mutual Fund (1981-1999);
                                                                      Vice President and
                                                                      Assistant Treasurer,
                                                                      Activa Mutual Fund Trust
                                                                      (1999-2002).


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

      The following table contains information about the Activa Funds owned by the Trustees:

                                   Dollar Range of        Dollar Range of
                                  Equity Securities      Equity Securities
                                     In the Fund        In All Activa Funds
NAMES OF TRUSTEES                 December 31, 2004      December 31, 2004
-------------------
INTERESTED TRUSTEE

James J. Rosloniec
Trustee                          $100,001 - $150,000    $100,001 - $150,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee                         -0-                    -0-

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                               $1-$10,000         $10,001 - $50,000
Walter T. Jones
Trustee                                  -0-                $1 - $10,000
Richard E. Wayman
Trustee                           $10,001 - $50,000      $10,001 - $50,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2004:


                                            PENSION OR
                                            RETIREMENT
                                         BENEFITS ACCRUED
                                                AS          ESTIMATED ANNUAL          TOTAL
   NAME OF PERSON,          TRUSTEE       PART OF FUND         BENEFITS           COMPENSATION
       POSITION           COMPENSATION       EXPENSES       UPON RETIREMENT      PAID TO TRUSTEES
----------------------    ------------   ----------------   ----------------    ------------------
INTERESTED TRUSTEE

James J. Rosloniec           $8,000            -0-                -0-                 $8,000
Trustee
ADVISORY TRUSTEE

Joseph E. Victor, Jr.        $8,000            -0-                -0-                 $8,000
Advisory Trustee

DISINTERESTED TRUSTEES

Donald H. Johnson            $8,000            -0-                -0-                 $8,000
Trustee
Walter T. Jones              $8,000            -0-                -0-                 $8,000
Trustee
Richard E. Wayman            $8,000            -0-                -0-                 $8,000
Trustee

OFFICER

Allan D. Engel*              $8,000            -0-                -0-                 $8,000

* Mr. Engel was a Trustee during 2004 resigning his position as Trustee as of December 31, 2004.


      The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2004, amounted to $48,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

      The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2004, 2003, and 2002 were $670,199, $595,071, and $620,508, respectively.

      Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus ..20% of average net assets.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa. Accordingly, they may be considered controlling persons of Activa. The Jay Van Andel Trust may also be considered a controlling person of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------

      The following information relative to the Fund's Sub-Adviser and Portfolio Manager has been provided by the Fund's Sub-Adviser:

SUB-ADVISER
--------------------------------------------------------------------------------
        Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

      As compensation for its services as the Fund's Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.40% of the first $100 million of average daily net assets of the Fund, and 0.30% of the assets in excess of $100 million; the minimum annual fee shall be $350,000. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2004, 2003, and 2002 were $438,461, $356,976, and
$372,267, respectively.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
OTHER ACCOUNTS MANAGED As of December 31, 2004, the portfolio manager of the Fund, Doris T. Dwyer, was responsible for approximately _____ account relationships for the Sub-Adviser, totaling approximately $_____ billion in assets under management (excluding assets of the Fund). The portfolio manager did not manage any other accounts that constitute "registered investment companies" or "other pooled investment vehicles." Set forth below for the portfolio manager is the number of accounts managed and the total assets in such accounts.

                                                     Doris T. Dwyer
                  Number of Accounts
                  Total Assets

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Activa Value Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Activa Value Fund., based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionsal at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Activa Value Fund, or make investment decisions that are similar to those made for the Activa Value Fund, both of which have the potential to adversely impact the Activa Value Fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of theseportfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Activa Value Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfoli, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's overall book of business.

COMPENSATION The Activa Value Fund pays Wellington Management a fee based on the assets under management of the Activa Value Fund as set forth in a Sub-Advisory Agreement between Wellington Management and Activa Asset Managemetn, LLC with respect to the Activa Value Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Activa Value Fund. The following information relates to the period ended December 31, 2004.

      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager's experience and performance in her role as a Portfolio Manager. Base salaries are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Activa Value Fund and generally each other portfolio managed by the Portfolio Manager. The Portfolio Manager's incentive payment relating to th eActiva Value Fund is linked to the gross pre-tax performance of the Active Value Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by a Portfolio Manager can, and typically does, represent a significant portion of a Portfolio Manager's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to participate in a supplemental retirement plan as a partner of the firm.

OWNERSHIP OF SECURITIES The Portfolio Manager does not own any securities in the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------
      At a meeting held on February 22, 2005, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2006. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.

      In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser and the Sub-Advisor. As part of its review, the Board considered financial information provided by these organizations, as well as information about their management structures, professional staffs, and history of compliance with federal securities regulations. The Board also considered the qualifications of the portfolio managers assigned to the Fund and the investment results achieved by those managers. The Board concluded that the Investment Adviser and Sub-Adviser had provided satisfactory services to the fund, and that they could be expected to continue to provide satisfactory services in the future.

      As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The Board concluded that the fund's historical investment performance was similar to that of other funds with similar investment objectives.

      In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under these agreements. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement and the Sub-Advisory Agreement provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory agreement and the Sub-Advisory agreement is comparable to the amounts being paid for investment advisory services by other funds that are similarly sized and have similar investment objectives.

      As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser, the Sub-Adviser, and their affiliated organizations, by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. The Board did not consider a profit analysis from the Sub-Adviser because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and the Sub-Adviser and because the fees under the Sub-Advisory Agreement constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

      Following its review, the board of trustees concluded that the terms and conditions of the Investment Advisory agreement and the Sub-Advisory agreement, including the compensation payable thereunder, were fair and reasonable, and that these agreements should be continued until march 31, 2006. In reaching this decision, the board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the board.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
      The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, Activa provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Prior to September 1, 1999, AMC provided services pursuant to the Distribution Plan.

      During 2004 the Fund paid $ 163,198 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($ 2,376), and general and administrative services ($ 125,422). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

      Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

      Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.

      Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
      Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets beginning September 1, 1999. During the year ended December 31, 2004, 2003, and 2002, total payments were $173,603, $178,522, and $186,153, respectively.

      The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent, a fee of $
2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

The Fund's investments are generally valued on the basis of market quotations or official closing prices (market value)... When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
      In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made in your account at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
      Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds will be delayed 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:

      When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

      At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

      The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:

      In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
      Shares of each Fund may be exchanged for shares of any other Activa Fund.

      The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------
      If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------
      Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
      The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

      For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

      Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

      Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

      Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

      Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

      Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2004 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================

ACTIVA
VALUE
FUND

                                  Statement of
                             Additional Information

                                   April, 2005

                             ACTIVA MUTUAL FUND LOGO

================================================================================

ACTIVA VALUE FUND

(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Printed in U.S.A.

                                    ADDENDUM

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30, 2004

INTRODUCTION             Wellington Management Company, llp ("Wellington
                         Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                         Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

----------------------   -------------------------------------------------------
STATEMENT OF POLICIES    As a matter of policy, Wellington Management:

                         1
                         Takes responsibility for voting client proxies only upon a client's written request.

                         2
                         Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                         3
                         Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                         4
                         Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                         5
                         Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 1

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------

                         6
                         Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                         7
                         Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                         8
                         Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                         9
                         Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

----------------------   -------------------------------------------------------
Responsibility and       Wellington Management has a Proxy Committee,
Oversight                established by action of the firm's Executive
                         Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services
                         Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy
                         Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

----------------------   -------------------------------------------------------
Statement of             Wellington Management has in place certain procedures
Procedures               for implementing its proxy voting policies.

                         -------------------------------------------------------
GENERAL PROXY VOTING     AUTHORIZATION TO VOTE. Wellington Management will vote
                         only those proxies for which its clients have affirmatively delegated proxy-voting authority.

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 2

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------
                         RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

                         RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                         RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                         PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                         o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                         o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                         o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                         MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 3

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------

                         reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                         If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

                         -------------------------------------------------------
OTHER CONSIDERATIONS     In certain instances, Wellington Management may be
                         unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                         SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                         SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                         In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 4

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------
                         LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF
                         PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS.
                         Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

----------------------   -------------------------------------------------------
ADDITIONAL INFORMATION   Wellington Management maintains records of proxies
                         voted pursuant to Section 204-2 of the Investment
                         Advisers Act of 1940 (the "Advisers Act"), the Employee
                         Retirement Income Security Act of 1974, as amended
                         ("ERISA"), and other applicable laws.

                         Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 5

                         Wellington Management Company, llp            EXHIBIT A
                         Proxy Voting Guidelines

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------
INTRODUCTION             Upon a client's written request, Wellington Management
                         Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities.
                         Wellington Management established these Proxy Voting
                         Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                         These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                         Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

----------------------   -------------------------------------------------------------------------------------------
VOTING GUIDELINES        COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                         [ ]  Election of Directors:                                         For

                         [ ]  Repeal Classified Board (SP):                                  For

                         [ ]  Adopt Director Tenure/Retirement Age (SP):                     Against

                         [ ]  Minimum Stock Ownership by Directors (SP):                     Case-by-Case

                         [ ]  Adopt Director & Officer Indemnification:                      For

                         [ ]  Allow Special Interest Representation to Board (SP):           Against

                         [ ]  Require Board Independence (SP):                               For

                         [ ]  Require Board Committees to be Independent (SP):               For

                         [ ]  Require a Separation of Chair and CEO or Require a             Case-by-Case


----------------------   -------------------------------------------------------
                         Wellington Management Company, llp               Page 1

                         Wellington Management Company, llp

                         Proxy Voting Guidelines

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------



                              Lead Director (SP):

                         [ ]  Boards not Amending Policies That are Supported                Withhold
                              by a Majority of Shareholders:                                 vote*

                            * on all Directors seeking election the following year

                         [ ]  Approve Directors' Fees:                                       For

                         [ ]  Approve Bonuses for Retiring Directors:                        For

                         [ ]  Elect Supervisory Board/Corporate Assembly:                    For

                         -------------------------------------------------------------------------------------------
                         MANAGEMENT COMPENSATION

                         [ ]  Adopt/Amend Stock Option Plans:                                Case-by-Case

                         [ ]  Adopt/Amend Employee Stock Purchase Plans:                     For

                         [ ]  Eliminate Golden Parachutes (SP):                              For

                         [ ]  Expense Future Stock Options (SP):                             For

                         [ ]  Shareholder Approval of All Stock Option Plans (SP):           For

                         [ ]  Shareholder Approval of Future Severance Agreements            For
                              Covering Senior Executives (SP):

                         [ ]  Recommend Senior Executives Own and Hold Company               For
                              Stock, not Including Options (SP):

                         [ ]  Disclose All Executive Compensation (SP):                      For

--------------------------------------------------------------------------------------------------------------------

                              REPORTING OF RESULTS

                         [ ]  Approve Financial Statements:                                  For

                         [ ]  Set Dividends and Allocate Profits:                            For

                         [ ]  Limit Non-Audit Services Provided by Auditors (SP):            For

                         [ ]  Ratify Selection of Auditors and Set Their Fees:               For


--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 2


                         Wellington Management Company, llp
                         Proxy Voting Guidelines

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------------------------------------------

                         [ ]  Elect Statutory Auditors:                                      For
--------------------------------------------------------------------------------------------------------------------

                         SHAREHOLDER VOTING RIGHTS

                         [ ]  Adopt Cumulative Voting (SP):                                  Against

                         [ ]  Redeem or Vote on Poison Pill (SP):                            For

                         [ ]  Authorize Blank Check Preferred Stock:                         Against

                         [ ]  Eliminate Right to Call a Special Meeting:                     Against

                         [ ]  Increase Supermajority Vote Requirement:                       Against

                         [ ]  Adopt Anti-Greenmail Provision:                                For

                         [ ]  Restore Preemptive Rights:                                     Case-by-Case

                         [ ]  Adopt Confidential Voting (SP):                                For

                         [ ]  Approve Unequal Voting Rights:                                 Against

                         [ ]  Remove Right to Act by Written Consent:                        Against

                         [ ]  Approve Binding Shareholder Proposals:                         Case-by-Case
                         -------------------------------------------------------------------------------------------

                         CAPITAL STRUCTURE

                         [ ]  Increase Authorized Common Stock:                              Case-by-Case

                         [ ]  Approve Merger or Acquisition:                                 Case-by-Case

                         [ ]  Approve Technical Amendments to Charter:                       Case-by-Case

                         [ ]  Opt Out of State Takeover Statutes:                            For

                         [ ]  Consider Non-Financial Effects of Mergers:                     Against

                         [ ]  Authorize Share Repurchase:                                    For

                         [ ]  Authorize Trade in Company Stock:                              For


--------------------------------------------------------------------------------
                                                                          Page 3


Wellington Management Company, llp
Wellington Management Company, llp

                         Proxy Voting Guidelines

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------------------------------------------
                         [ ]  Issue Debt Instruments:                                        For

                         SOCIAL ISSUES

                         [ ]  Endorse the Ceres Principles (SP):                             Case-by-Case

                         [ ]  Disclose Political and PAC Gifts (SP):                         For

                         [ ]  Require Adoption of International Labor Organization's         Case-by-Case
                              Fair Labor Principles (SP):

                         -------------------------------------------------------------------------------------------
                         MISCELLANEOUS

                         [ ]  Approve Other Business:                                        Abstain

                         [ ]  Approve Reincorporation:                                       Case-by-Case


--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 4

ACTIVA GROWTH FUND

(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Contents                                                                Page

Organization of the Fund
Objectives, Policies, and Restrictions on the Fund's Investments
Additional Risks and Information Concerning Certain Investment
  Techniques
Brokerage Allocation
Proxy Voting Policies
Portfolio Disclosure Policy
Principal Shareholders
Officers and Trustees of the Fund
Investment Adviser
Sub-Adviser and Portfolio Manager
Approval of Investment Advisory Agreements
Plan of Distribution and Principal Underwriter
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Redemption of Shares in Low Balance Accounts
Market Timing and Excessive Trading Activity
Customer Identification Program
Internet Address
Federal Income Tax
Reports to Shareholders and Annual Audit

                             ACTIVA MUTUAL FUND LOGO

                             STATEMENT OF ADDITIONAL
                                   INFORMATION

      This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2004 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained by writing or calling the Fund. This Statement of Additional Information relates to the Prospectus for the Fund dated April, 2005.

       The date of this Statement of Additional Information is April, 2005

Printed in U.S.A.

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.

      When issued, shares of the Fund will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
      The primary investment objective of the Fund is long-term growth of capital. The Fund will attempt to meet its objectives by investing primarily in stocks that the Fund believes have long term growth potential. The Fund seeks to identify stocks with sustainable above average earnings growth, competitive advantages and leadership positions.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or short sales against the box; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of other open-end registered investment companies.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      In view of the Fund's investment objective of long-term growth of capital, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where appropriate, in management's opinion. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

      DERIVATIVES.

      The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by BlackRock Advisors, Inc., (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

      Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

      FUTURE CONTRACTS.

      Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

      The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

      OPTION

      The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

      The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

      Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

      OPTIONS ON FUTURES CONTRACTS

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

      LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

      The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

      As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

      Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

      SHORT SALES AGAINST THE BOX

      The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

      SWAP ARRANGEMENTS

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

      The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      REPURCHASE AGREEMENTS.

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

      REVERSE REPURCHASE AGREEMENTS.

      The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

      WHEN-ISSUED SECURITIES.

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

      RESTRICTED SECURITIES.

      It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

      Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

      FOREIGN INVESTMENTS.

      The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

      ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

      ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

      The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

      These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

      CURRENCY TRANSACTIONS.

      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

      SECURITIES LENDING.The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

      The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

      SHORT-TERM TRADING.

      The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

      TEMPORARY AND DEFENSIVE INVESTMENTS.

      The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

      INDUSTRY CLASSIFICATIONS.

      In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes privates pools of nongovernment backed mortgages.

AUTOS & TRANSPORTATION
Air Transport
Auto parts
Automobiles
Miscellaneous Transportation
Railroad Equipment
Railroads

CONSUMER DISCRETIONARY
Advertising Agencies
Casino/Gambling Hotel/Motel
Commercial Services
Communications, Media & Entertainment
Consumer Electronics

FINANCIAL SERVICES
Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts

Recreational Vehicles & Boats
Tires & Rubber
Truckers

INTEGRATED OILS
Oil: Integrated Domestic
Oil: Integrated International

CONSUMER STAPLES
Beverages
Drug & Grocery Store Chains
Foods
Household Products
Tobacco

MATERIALS & PROCESSING
Agriculture
Building & Construction
Chemicals
Containers & Packaging
Diversified Manufacturing
Engineering & Contracting Services
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials & Processing
Non-Ferrous Metals
Office Supplies
Paper & Forest Products
Real Estate & Construction
Steel
Textile Products

OTHER
Trust Certificates - Government Related
Lending
Asset-backed Mortgages
Asset-backed-Credit Card Receivables
Miscellaneous Multi-Sector Companies
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Retail
Shoes
Textile Apparel Manufacturers
Toys

FINANCIAL SERVICES
Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts

OTHER ENERGY
Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil & Gas Producers
Oil Well Equipment & Services

PRODUCER DURABLES
Aerospace
Electrical Equipment & Components
Electronics: Industrial Components
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer Durables
Office Furniture & Business Equipment
Pollution Control and Environmental Services
Production Technology Equipment
Telecommunications Equipment

Rental & Leasing Services:
Commercial
Securities Brokerage &
Services

HEALTH CARE
Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

TECHNOLOGY
Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi- Conductors/Components
Miscellaneous Technology

UTILITIES
Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas Distribution
Utilities: Telecommunications
Utilities: Water

      OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

      DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

      U.S. GOVERNMENT AND RELATED SECURITIES. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

      o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

      o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

      o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

      BANK MONEY INVESTMENTS

      Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      SHORT-TERM CORPORATE DEBT INSTRUMENTS

      Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      ZERO AND STEP COUPON SECURITIES

      Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

      COMMERCIAL PAPER RATINGS

      Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

      Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

      In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
      The Sub-Adviser's policy is to seek for its clients, including the Fund, what in the Sub-Adviser's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Sub-Adviser may do business, and the Sub-Adviser may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Sub-Adviser seeks to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Sub-Adviser evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Sub-Adviser may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

      When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Sub-Adviser to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Sub-Adviser's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

      In the case of the Fund and other registered investment companies advised by the Sub-Adviser or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Sub-Adviser's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Sub-Adviser. The Sub-Adviser considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

      The Sub-Adviser regularly reviews and evaluates the services furnished by broker-dealers. The Sub-Adviser's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

      Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Sub-Adviser allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Sub-Adviser pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Sub-Adviser's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

      The Sub-Adviser has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Sub-Adviser or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

      It is not the Sub-Adviser's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Sub-Adviser is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Sub-Adviser relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934.

      In the case of the purchase of fixed income securities in underwriting transactions, the Sub-Adviser follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Sub-Adviser may make such allocations to broker-dealers which have provided the Sub-Adviser with research and brokerage services.

      In some instances, certain clients of the Sub-Adviser request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Sub-Adviser generally agrees to honor these requests to the extent practicable. Clients may request that the Sub-Adviser only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Sub-Adviser may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Sub-Adviser is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

      When the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Sub-Adviser will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time..

      In addition, when the Sub-Adviser is seeking to buy or sell the same security on behalf of more than one client at approximately the same time, the Sub-Adviser may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. Although sharing large transactions may sometimes affect price or volume of shares acquired or sold, the Sub-Adviser believes that grouping orders generally provide an advantage in execution. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating account's proportionate share of such order will reflect the average price paid or received with respect to the total order. The Sub-Adviser may decide not to group orders, however, based on such factors as the size of the account and the size of the trade. For example, the Sub-Adviser may not aggregate trades where it believes that it is in the best interest of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disporportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more of less favorable overall execution ( including transaction costs) relative to other clients.

      The Sub-Adviser has developed certain internal policies governing its short sale trading activities, including prior notification in certain circumstances to portfolio managers of accounts holding long positions in the same security. Generally, however, sales of long positions will take precedence over short sales, regardless of the order in which the trade orders are received.

      During the years ended December 31, 2004, 2003, and 2002, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $78,984, $89,664, and $82,297, respectively. Transactions in the amount of $ 46,733,650, involving commissions of approximately $ 70,835, were directed to brokers because of research services provided during 2004. During the calendar year ended December 31, 2004, the portfolio turnover rate was 87.4%, which was a decrease over the previous year's rate of 101.0%.

      The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2004 the Fund owned common stock of JP Morgan Chase with a market value of $ 312,080 and common stock of Goldman Sach with a market value of $ 322,524. JP Morgan Chase and Goldman Sach are considered regular brokers for the Fund.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------
      The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge, upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
      The Fund has adopted policies and procedures which prohibit disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees. The Board of Trustees, upon request, may make available the Fund's portfolio to organizations providing consulting services, including consulting services employed by an sharehodler, for portfolio evaluation, attribution and analysis provided the service providers agree not to use the information for trading purposes and not to further disclose the information to other parties. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder Reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
      Alticor Inc., 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of , January 31, 2005, 4,377,871 shares, or 92.71% of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they ownsubstantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products.

      As noted above, Alticor owns more than 25% of the Fund's outstanding shares. Accordingly, Alticor may be deemed to control the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met four times during 2004. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2004, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:




                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                        TERM OF                                      IN FUND           OTHER
                                                     OFFICE/LENGTH                                   COMPLEX       DIRECTORSHIPS
                                                        OF TIME       PRINCIPAL OCCUPATION LAST    OVERSEEN BY        HELD BY
NAME AND ADDRESS              AGE     OFFICE HELD       SERVED                FIVE YEARS             DIRECTOR        DIRECTOR
--------------------------    ----   -------------   --------------   -------------------------    ------------    -------------
INTERESTED TRUSTEE

James J. Rosloniec*            59    Trustee of      Perpetual/ 24    President & Chief                 4              None
2905 Lucerne SE, Suite 200           the Fund                         Operating Officer, JVA
Grand Rapids, Michigan                                                Enterprises I, LLC.
49546                                                                 President, Chief
                                                                      Executive Officer and
                                                                      Director, Activa Holdings
                                                                      Corp. Formerly, Vice
                                                                      President-Audit and
                                                                      Control, Amway
                                                                      Corporation (1991-2000);
                                                                      Director, Vice President
                                                                      and Treasurer, Amway
                                                                      Management Company
                                                                      (1984-1999); Trustee,
                                                                      President and Treasurer,
                                                                      Amway Mutual Fund,
                                                                      (1981-1999); President
                                                                      and Treasurer, Activa
                                                                      Mutual Fund Trust
                                                                      (1999-2002).

ADVISORY TRUSTEE

Joseph E. Victor, Jr.          57    Advisory        Perpetual / 4    President and Chief               4              None
2905 Lucerne SE, Suite 200           Trustee of                       Executive Officer, Marker
Grand Rapids, Michigan 49546         the Fund                         Net, Inc. (Crown
                                                                      Independent Business
                                                                      Owner affiliated with
                                                                      Quixtar, Inc.)

DISINTERESTED TRUSTEES

Donald H. Johnson              74    Trustee of      Perpetual / 12   Retired, Former Vice              4              None
2905 Lucerne SE, Suite 200           the Fund                         President-Treasurer, SPX
Grand Rapids, Michigan 49546                                          Corporation.

Walter T. Jones                62    Trustee of      Perpetual / 13   Retired, Former Senior            4              None
936 Sycamore Ave.                    the Fund                         Vice President-Chief
Holland, Michigan 49424                                               Financial Officer, Prince
                                                                      Corporation

Richard E. Wayman              70    Trustee of      Perpetual / 7    Retired, Former Finance           4              None
24578 Rutherford                     the Fund                         Director, Amway
Ramona, California 92065                                              Corporation.

OFFICER

Allan D. Engel                 52    President,      Perpetual / 24   Vice President, Real              N/A           N/A
2905 Lucerne SE, Suite 200           Secretary and                    Estate Operations and
Grand Rapids, Michigan               Treasurer of                     Secretary-Activa Holdings
49546                                the Fund;                        Corp. Formerly, Sr.
                                     President,                       Manager, Investments and
                                     and Secretary                    Real Estate, Amway
                                     of the                           Corporation; Director,
                                     Investment                       President and Secretary
                                     Adviser.                         of Amway Management
                                                                      Company (1981-1999);
                                                                      Trustee, Activa Mutual
                                                                      Fund Trust (1999-2004);
                                                                      Trustee, Vice President
                                                                      and Secretary, Amway
                                                                      Mutual Fund (1981-1999);
                                                                      Vice President and
                                                                      Treasurer, Activa Mutual
                                                                      Fund Trust (1999-2002).


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

The following table contains information about the Activa Funds owned by the
Trustees:

                                   Dollar Range of        Dollar Range of
                                  Equity Securities      Equity Securities
                                     In the Fund        In All Activa Funds
NAMES OF TRUSTEES                 December 31, 2004      December 31, 2004
-------------------
INTERESTED TRUSTEE

James J. Rosloniec
Trustee                                  -0-            $100,001 - $150,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee                         -0-                    -0-

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                            $10,001 - $50,000     $10,001 - $50,000
Walter T. Jones
Trustee                              $1 - $10,000          $1 - $10,000

Richard E. Wayman
Trustee                              $1 - $10,000        $10,001 - $50,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2004:



                                            PENSION OR
                                            RETIREMENT
                                         BENEFITS ACCRUED
                                                AS          ESTIMATED ANNUAL
   NAME OF PERSON,          TRUSTEE       PART OF FUND         BENEFITS         TOTAL COMPENSATION
       POSITION           COMPENSATION       EXPENSES       UPON RETIREMENT      PAID TO TRUSTEES
----------------------    ------------   ----------------   ----------------    ------------------
INTERESTED TRUSTEE

James J. Rosloniec           $8,000            -0-                -0-                 $8,000
Trustee

ADVISORY TRUSTEE

Joseph E. Victor, Jr.        $8,000            -0-                -0-                 $8,000
Advisory Trustee

DISINTERESTED TRUSTEES

Donald H. Johnson            $8,000            -0-                -0-                 $8,000
Trustee
Walter T. Jones              $8,000            -0-                -0-                 $8,000
Trustee
Richard E. Wayman            $8,000            -0-                -0-                 $8,000
Trustee

OFFICER

Allan D. Engel*              $8,000            -0-                -0-                 $8,000


*Mr. Engel was a Trustee during 2004 resigning his position as Trustee as of December 31, 2004.

      All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Alticor Inc. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2004, amounted to $48,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund and the Fund pays fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

      The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .70 of 1% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .65% on the next $25,000,000, and .60% on assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2004, 2003, and 2002 were $209,035, $181,047, and $127,157, respectively.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests in Activa. Accordingly, they may be considered controlling persons of Activa. They may also be considered controlling persons of Alticor Inc. which is a principal shareholder of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
      The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER
--------------------------------------------------------------------------------
      A Sub-Advisory Agreement has been entered into between the Investment Adviser and BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware, 19809 (Sub-Adviser). The Sub-Adviser is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $341.8 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned subsidiary of the PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States..

      Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

      As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of .50% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .45% on the next $25,000,000, and .40% on assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 2004, 2003, and 2002, were $148,618, $129,124, $90,914, respectively.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
OTHER ACCOUNTS MANAGED. As of December 31, 2004, the Portfolio Managers of the Fund, ____________ were responsible for approximately _____ account relationships for the Sub-Adviser, totaling approximately $____ billion in assets under management. The portfolio managers do not manage any other accounts that constitute "registered investment companies" or "other pooled investment vehicles."

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS. There are certain inherent and potential conflicts of interest between the Sub-Adviser's management of the Fund and the activities of other accounts. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-Adviser have different investment objectives or considerations than the Fund; thus decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. In addition, Sub-Adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.

   There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.

   The Sub-Adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

COMPENSATION. The Sub-Adviser is paid a sub-advisory fee from the Adviser. Generally, the Sub-Adviser's professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Sub-Adviser and individual performance of the portfolio manager. Portfolio manager compensation is not quantitatively based on the Fund's investment performance or on the value of the Fund's assets under management. However, the Fund's performance, as well as the performance of other accounts managed by the Sub-Adviser, is a component of bonus compensation.

OWNERSHIP OF SECURITIES. The portfolio managers do not own any securities in the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
      At a meeting held on February 22, 2005, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2006. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.

      In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser and the Sub-Advisor. As part of its review, the Board considered financial information provided by these organizations, as well as information about their management structures, professional staffs, and history of compliance with federal securities regulations. The Board also considered the qualifications of the portfolio managers assigned to the Fund and the investment results achieved by those managers. The Board concluded that the Iinvestment Adviser and Sub-Adviser had provided satisfactory services to the fund, and that they could be expected to continue to provide satisfactory services in the future.

      As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The Board concluded that the fund's historical investment performance was similar to that of other funds with similar investment objectives.

      In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under these agreements. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement and the Sub-Advisory Agreement provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory agreement and the Sub-Advisory agreement is comparable to the amounts being paid for Investment Advisory services by other funds that are similarly sized and have similar investment objectives.

      As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser, the Sub-Adviser, and their affiliated organizations, by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. The Board did not consider a profit analysis from the Sub-Adviser because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and the Sub-Adviser and because the fees under the Sub-Advisory Agreement constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

      Following its review, the Board of Trustees concluded that the terms and conditions of the Investment Advisory agreement and the Sub-Advisory agreement, including the compensation payable thereunder, were fair and reasonable, and that these agreements should be continued until march 31, 2006. In reaching this decision, the board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
      The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      During 2004 the Fund paid $ 45,355 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($ 660), and general and administrative services ($ 34,857). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

      Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

      Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan.

      The Adviser serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
      Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2004, 2003, and 2002, total payments were $45,355, $38,964, $27,249, respectively.

      The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent, a fee of $
2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

      The Fund's investments are generally valued on the basis of market quotations or official closing prices (market value).. When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
      In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
      Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds will be delayed 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:

      When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

      At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephoneexchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

      The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchangeor redemption option at any time. Before this option is effective for a corporation, partnership, limited liability companies, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:

      In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
      Shares of each Fund may be exchanged for shares of any other Activa Fund.

      The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNT
--------------------------------------------------------------------------------
      If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
      The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

      For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

      In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

      Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

      Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

      Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

      Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

      Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2004 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================

ACTIVA

GROWTH

FUND


                                  Statement of
                             Additional Information

                                   April, 2005


                             ACTIVA MUTUAL FUND LOGO

================================================================================

ACTIVA GROWTH FUND

(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Printed in U.S.A.

                                    ADDENDUM
                               PROXY VOTING POLICY
                                       FOR
                            BLACKROCK ADVISORS, INC.
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

INTRODUCTION

      This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

      Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

      Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

      Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

      Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

      This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

      Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

      A. Social Issues,

      B. Financial/Corporate Issues, and

      C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

      Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

      1. They do not measurably change the structure, management control, or operation of the corporation.

      2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              VOTING RECOMMENDATION

BlackRock will normally support the following routine proposals:

      1.  To increase authorized common shares.

      2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

      3.  To elect or re-elect directors.

      4.  To appoint or elect auditors.

      5. To approve indemnification of directors and limitation of directors' liability.

      6.  To establish compensation levels.

      7.  To establish employee stock purchase or ownership plans.

      8.  To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS

A.    SOCIAL ISSUES

      Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                              VOTING RECOMMENDATION

      If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

      1.  To enforce restrictive energy policies.

      2   To place arbitrary restrictions on military contracting.

      3.  To bar or place arbitrary restrictions on trade with other countries.

      4.  To restrict the marketing of controversial products.

      5.  To limit corporate political activities.

      6.  To bar or restrict charitable contributions.

      7. To enforce a general policy regarding human rights based on arbitrary parameters.

      8. To enforce a general policy regarding employment practices based on arbitrary parameters.

      9. To enforce a general policy regarding animal rights based on arbitrary parameters.


      10. To place arbitrary restrictions on environmental practices.

B.    FINANCIAL/CORPORATE ISSUES

      Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

      We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

      1.  To change the state of incorporation.

      2.  To approve mergers, acquisitions or dissolution.

      3.  To institute indenture changes.

      4.  To change capitalization.

C.    SHAREHOLDER RIGHTS

      Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

      We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

      We will generally vote for the following management proposals:

      1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

      2.  To institute staggered board of directors.

      3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

      4.  To eliminate cumulative voting.

      5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

      6. To create a dividend reinvestment program. 7. To eliminate preemptive rights.

      8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      We will generally vote against the following management proposals:

      1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

      2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

      3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

      4.  To prohibit replacement of existing members of the board of directors.

      5. To eliminate shareholder action by written consent without a shareholder meeting.

      6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

      7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      8.  To limit the ability of shareholders to nominate directors.

      We will generally vote for the following shareholder proposals:

      1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

      2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

      3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

      4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

      5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

      6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

      7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

      8.  To create a dividend reinvestment program.

      9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

      10. To require that "golden parachutes" be submitted for shareholder ratification.

      We will generally vote against the following shareholder proposals:

      1.  To restore preemptive rights.

      2.  To restore cumulative voting.

      3.  To require annual election of directors or to specify tenure.

      4.  To eliminate a staggered board of directors.

      5.  To require confidential voting.

      6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

      7.  To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS

      BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

      IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

      With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions.

 Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                    * * * * *

      Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

ACTIVA INTERNATIONAL FUND

(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Contents                                                              Page

Organization of the Fund
Objectives, Policies, and Restrictions on the Fund's
  Investments
Securities Descriptions & Techniques
Risk Management & Return Enhancement Strategies
Portfolio Transactions & Brokerage Allocation
Proxy Voting Policies
Portfolio Disclosure Policy
Principal Shareholders
Officers & Trustees of the Fund
Investment Adviser
Sub-Adviser and Portfolio Manager
Approval of Investment Advisory Agreement
Plan of Distribution & Principal Underwriters
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Exchange Privilege
Redemption of Shares in Low Balance Accounts
Market Timing and Excessive Trading Activity
Customer Identification Program
Internet Address
Federal Income Tax
Reports to Shareholders and Annual Audit

                             ACTIVA MUTUAL FUND LOGO

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2004 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained by writing or calling the Fund. This Statement of Additional Information relates to the Prospectus for the Fund dated April, 2005.

      The date of this Statement of Additional Information is April, 2005.

Printed in U.S.A.

                            ACTIVA INTERNATIONAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.

      When issued, shares of Class A will be fully paid and non-assessable. Each share of the Fund will have identical voting, dividend, liquidation, and other rights. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
      The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in common stocks and equity-related securities of non-U.S. companies. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by their Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      In view of the Fund's investment objective of capital appreciation, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

SECURITIES DESCRIPTIONS AND TECHNIQUES
--------------------------------------------------------------------------------
      The following discussion provides the various principal and non-principal investment policies and techniques employed by the Fund.

      EQUITY SECURITIES:

      COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuers earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

      PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

      WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

      CONVERTIBLE SECURITIES are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.

      Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

      The Fund treats convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

      FIXED INCOME SECURITIES:

      CORPORATE DEBT SECURITIES are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.

      ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.

      There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.

      COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

      BANK INSTRUMENTS are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of foreign banks are referred to as Yankee instruments.

      DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.

      GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

      PARTICIPATION INTERESTS represent an undivided interest in or assignment of a loan made by an issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligations in connection with the participation, a Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

      In acquiring participation interests, the Sub-Adviser will conduct analysis and evaluation of the financial condition of each co-lender and participant to ensure that the participation interest meets a high quality standard and will continue to do so as long as it holds a participation. In conducting its analysis and evaluation, the Sub-Adviser will consider all relevant factors in determining the credit quality of the underlying or borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of an intermediary was deemed material to the decision to purchase the loan participation, the interest rate environment, and general economic conditions applicable to the borrower and the intermediary.

      VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Sub-Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Sub-Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

FOREIGN SECURITIES:

      Foreign securities are securities of issuers based outside the U.S. They are primarily denominate in foreign currencies and traded outside of the United States. In addition to the risks normally associated with equity and fixed income securities, foreign securities are subject to country risk and currency risks. Trading in certain foreign markets is also subject to liquidity risks.

      FOREIGN EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars ("spot currency trades"). The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.

      FOREIGN GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

      Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.

      DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.

      EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. The Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.

      EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES
--------------------------------------------------------------------------------
      The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of foreign currency forward contracts, options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and polices.

      RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Sub-Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

DERIVATIVES:

      INDEX AND CURRENCY-LINKED SECURITIES are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Fund may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      MORTGAGE-RELATED SECURITIES are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

      U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-thoughts." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

      Government-related grantors include the Federal National Mortgage Association ("FNMA") and the Federal Home loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insure or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

      Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. In the even higher than anticipated prepayments of principal, a Fund may be subject to reinvestment in a market of lower interest rates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which a Fund may invest is a hybrid between mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

      SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by Standard and Poor's.

OPTIONS AND FUTURES:

      OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

      The Fund may:

      o Buy call options on foreign currency in anticipation of an increase in the value of the underlying asset.

      o Buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.

      o Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

      STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Fund may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

      The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Sub-ADVISER believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

      FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

      FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

      FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.

      The Fund may buy and sell interest rate or financial futures, futures on indices, foreign currency exchange contracts, forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts.

      INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

      The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      OPTIONS ON FUTURES CONTRACTS. The Fund may purchase options on the futures contracts it can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

      Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

      RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

      When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.

      Although the Fund intends to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make margin payments.

      Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Successful use of futures by the Fund depends on the Sub-ADVISER's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS

      Except as described below under "Non Hedging Strategic Transactions", the Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

      Upon the purchase of futures contracts, the Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Trustees of the Trust may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.

INTEREST RATE AND CURRENCY SWAPS:

      For hedging purposes, the Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

      CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

      SWAP OPTIONS. The Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

      SECURITIES SWAPS. The Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

      INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not in investment or a borrowing.

      RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

      The Fund usually enter into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

      The Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).

SPECIAL TRANSACTIONS

      TEMPORARY INVESTMENTS. The Fund may temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. The Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by the Fund may result in the Fund failing to achieve its investment objective.

      INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

      "ROLL" TRANSACTIONS. The Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the even the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

      The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount sufficient to meet is payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 15% of the fund's net assets would be segregated to cover such contracts.

NON-HEDGING STRATEGIC TRANSACTIONS

      The Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps".

      REPURCHASE AGREEMENTS are agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.

      The Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Sub-Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

      REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security to a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the Investment Company Act, these agreements may be considered borrowings by the Funds, an are subject to the percentage limitations on borrowings describe below. The agreements are subject to the same types of risks as borrowings.

      WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

      The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Sub-Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.

      When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

      BORROWING. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

      SHORT SALES. The Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

      Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      As a matter of policy, the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

      ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund night be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing such securities.

      The Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Fund treats foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.

      LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
      Subject to policies established by the Trust's Board of Trustees, the Sub-Adviser executes the Fund's portfolio transactions and allocates the brokerage business. In executing such transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Sub-Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.

      The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Sub-Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Sub-Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Sub-Adviser, in connection with the Fund. Similarly, such information, services and products provided to the Sub-Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund. The Sub-Adviser may pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

      Although the Sub-Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Fund may often also be made by such other accounts. When the Sub-Adviser buys and sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by the Sub-Adviser, the Sub-Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

      Securities trade in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

      During the year ended December 31, 2004, 2003, and 2002, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $224,694, $168,113, and $157,448, , respectively. Transactions in the amount of $ 22,670,676, involving commissions of approximately $ 45,796, were directed to brokers because of research services provided during 2004. During the calendar year ended December 31, 2004, the portfolio turnover rate was 199.6%, which was an increase over the previous year's rate of 188.0%.

      The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.

      The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 2004, the Fund owned no such securities.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------
      The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
      The Fund has adopted policies and procedures which prohibit disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees. The Board of Trustees, upon request, may make available the Fund's portfolio to organizations providing consulting services, including consulting services employed by an sharehodler, for portfolio evaluation, attribution and analysis provided the service providers agree not to use the information for trading purposes and not to further disclose the information to other parties. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder Reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
      Alticor Inc. ("Alticor"), 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of , January 31, 2005, 3,992,260 shares, or 96.81%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be considered controlling persons of Alticor since they ownsubstantially all of its outstanding securities. Alticor is a Michigan manufacturer and direct selling distributor of home care and personal care products.

      As noted above, Alticor owns more than 25% of the Fund's outstanding shares. Accordingly, Alticor may be deemed to control the Fund. If Alticor were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2004. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2004, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:



                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                        TERM OF                                      IN FUND           OTHER
                                                     OFFICE/LENGTH                                   COMPLEX       DIRECTORSHIPS
                                                        OF TIME       PRINCIPAL OCCUPATION LAST    OVERSEEN BY        HELD BY
NAME AND ADDRESS              AGE     OFFICE HELD       SERVED                FIVE YEARS             DIRECTOR        DIRECTOR
--------------------------    ----   -------------   --------------   -------------------------    ------------    -------------
INTERESTED TRUSTEE

James J. Rosloniec*            59    Trustee of      Perpetual/ 24    President & Chief                 4              None
2905 Lucerne SE, Suite 200           the Fund                         Operating Officer, JVA
Grand Rapids, Michigan                                                Enterprises I, LLC.
49546                                                                 President, Chief
                                                                      Executive Officer and
                                                                      Director, Activa Holdings
                                                                      Corp. Formerly, Vice
                                                                      President-Audit and
                                                                      Control, Amway
                                                                      Corporation (1991-2000);
                                                                      Director, Vice President
                                                                      and Treasurer of Amway
                                                                      Management Company
                                                                      (1984-1999); Trustee,
                                                                      President and Treasurer,
                                                                      Amway Mutual Fund,
                                                                      (1981-1999); President
                                                                      and Treasurer, Activa
                                                                      Mutual Fund Trust
                                                                      (1999-2002).

ADVISORY TRUSTEE

Joseph E. Victor, Jr.          57    Advisory        Perpetual / 4    President and Chief               4              None
2905 Lucerne SE, Suite 200           Trustee of                       Executive Officer, Marker
Grand Rapids, Michigan 49546         the Fund                         Net, Inc. (Crown
                                                                      Independent Business
                                                                      Owner affiliated with
                                                                      Quixtar, Inc.)

DISINTERESTED TRUSTEES

Donald H. Johnson              74    Trustee of      Perpetual / 12   Retired, Former Vice              4              None
2905 Lucerne SE, Suite 200           the Fund                         President-Treasurer, SPX
Grand Rapids, Michigan 49546                                          Corporation,.

Walter T. Jones                62    Trustee of      Perpetual / 3    Retired, Former Senior            4              None
936 Sycamore Ave.                    the Fund                         Vice President-Chief
Holland, Michigan 49424                                               Financial Officer, Prince
                                                                      Corporation

Richard E. Wayman              70    Trustee of      Perpetual / 7    Retired, Former Finance           4              None
24578 Rutherford                     the Fund                         Director, Amway
Ramona, California 92065                                              Corporation.

OFFICER

Allan D. Engel                 52    Trustee         Perpetual / 24   Vice President, Real              N/A            N/A
2905 Lucerne SE, Suite 200           President,                       Estate Operations and
Grand Rapids, Michigan               Secretary and                    Secretary-Activa Holdings
49546                                Treasurer of                     Corp. Formerly, Sr.
                                     the Fund;                        Manager, Investments and
                                     President, and                   Real Estate, Amway
                                     Secretary of                     Corporation; Director,
                                     the Investment                   President and Secretary
                                     Adviser.                         of Amway Management
                                                                      Company (1981-1999);
                                                                      Trustee, Activa Mutual
                                                                      Fund Trust (1999-2004);
                                                                      Trustee, Vice President
                                                                      and Secretary, Amway
                                                                      Mutual Fund (1981-1999);
                                                                      Vice President and
                                                                      Assistant Treasurer,
                                                                      Activa Mutual Fund
                                                                      (1999-2002).


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

The following table contains information about the Activa Funds owned by the
Trustees:

                                   Dollar Range of        Dollar Range of
                                  Equity Securities      Equity Securities
                                     In the Fund        In All Activa Funds
NAMES OF TRUSTEES                 December 31, 2004      December 31, 2004
-------------------
INTERESTED TRUSTEE

James J. Rosloniec
Trustee                                  -0-            $100,001 - $150,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee                         -0-                    -0-

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                                  -0-             $10,001 - $50,000
Walter T. Jones
Trustee                                  -0-             $50,000 - $100,000)
Richard E. Wayman
Trustee                              $1 - $10,000        $10,001 - $50,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2004:



                                            PENSION OR
                                            RETIREMENT
                                         BENEFITS ACCRUED
                                                AS          ESTIMATED ANNUAL
   NAME OF PERSON,          TRUSTEE       PART OF FUND         BENEFITS         TOTAL COMPENSATION
       POSITION           COMPENSATION       EXPENSES       UPON RETIREMENT      PAID TO TRUSTEES
----------------------    ------------   ----------------   ----------------    ------------------
INTERESTED TRUSTEE

James J. Rosloniec           $8,000            -0-                -0-                 $8,000
Trustee

ADVISORY TRUSTEE

Joseph E. Victor, Jr.        $8,000            -0-                -0-                 $8,000
Advisory Trustee

DISINTERESTED TRUSTEES

Donald H. Johnson            $8,000            -0-                -0-                 $8,000
Trustee
Walter T. Jones              $8,000            -0-                -0-                 $8,000
Trustee
Richard E. Wayman            $8,000            -0-                -0-                 $8,000
Trustee

OFFICER

Allan D. Engel*              $8,000            -0-                -0-                 $8,000


      * Mr. Engel was a Trustee during 2004 resigning his position as Trustee as of December 31, 2004.

      The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2004, amounted to $48,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays fees of the Disinterested and Advisory Trustees of the Fund.. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Advisor will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

      The Investment Advisory Agreement between the Fund and Activa became effective on June 11, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .85 of 1% on the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .75% on the assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The investment advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 2004, 2003, and 2002, were $253,478, $207,081, and $160,019, respectively.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests in Activa. Accordingly, they may be considered controlling persons of Active. They may also be considered controlling persons of Alticor Inc. which is a principal shareholder of the Fund. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
      The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER
--------------------------------------------------------------------------------
To be provided in a subsequent filing.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
OTHER ACCOUNTS MANAGED As of December 31, 2004, the portfolio managers of the Fund,were responsible for approximately xxx account relationships for the Sub-Adviser, totaling approximately $yyy billion in assets under management.
The portfolio managers do not manage any other accounts that constitute "registered investment companies" or "other pooled investment vehicles."

  CONFLICTS OF INTEREST WITH OTHER ACCOUNTS. There are certain inherent and potential conflicts of interest between the Sub-Adviser's management of the Fund and the activities of other accounts. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-Adviser have different investment objectives or considerations than the Fund; thus decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. In addition, Sub-Adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.

   There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts which Sub-Adviser advises. Although Sub-Adviser will allocate investment opportunities in a manner which it believes in good faith to be in the best interests of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner.

        The Sub-Adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

COMPENSATION. The Sub-Adviser is paid a sub-advisory fee from the Adviser. Generally, the Sub-Adviser's professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Sub-Adviser and individual performance of the portfolio manager. Portfolio manager compensation is not quantitatively based on the Fund's investment performance or on the value of the Fund's assets under management. However, the Fund's performance, as well as the performance of other accounts managed by the Sub-Adviser, is a component of bonus compensation.

OWNERSHIP OF SECURITIES. The portfolio manager does not own any securities in the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------
      At a meeting held on February 22, 2005, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2006. At the same meeting, the Trustees approved a new Sub-Advisory Agreement with NWQ Investment Compnay, LLC for the same period.

        In considering the Investment Advisory Agreement and the Sub-Advisory Agreementthe Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser and the nature and extent of the services to be provided to the Fund by the Investment Adviser. As part of its review, the Board considered financial information provided by these organizations, as well as information about their management structures, professional staffs, and history of compliance with federal securities regulations. The Board also considered the qualifications of the portfolio managers assigned to the Fund and the investment results achieved by those managers. The Board concluded that the Investment Adviser had provided satisfactory services to the fund, and that the Investment Adviser and Sub-Adviser could be expected to provide satisfactory services in the future.

        As part of its review, the Board considered information provided by the Investment Adviser regarding the fund's performance information provided by the Sub-Adviser with respect to the performance of investment accounts managed by the Sub-Adviser and information regarding the investment performance of other fund's with similar investment objectives. The Board concluded that it was reasonable to expect that the the fund's investment performance would improve under the management of the new Sub-Adviser.

      In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under these agreements. As part of its review, the Board considered information provided by the Investment Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement and the Sub-Advisory Agreement provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory agreement and the Sub-Advisory agreement is comparable to the amounts being paid for Investment Advisory services by other funds that are similarly sized and have similar investment objectives.

      As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser, the Sub-Adviser, and their affiliated organizations, by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. The Board did not consider a profit analysis from the Sub-Adviser because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and the Sub-Adviser and because the fees under the Sub-Advisory Agreement will constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

        Following its review, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Agreement and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board concluded that the Investment Advsory Agreement should be continued until March 31, 2006 and that the Sub-Advisory Agreement should be entered into for the period April 1, 2005 to March 31, 2006. In reaching this decision, the board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the board.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
      The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.10 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      During 2004 the Fund paid $ 44,732 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($ 651), and general and administrative services ($ 34,378) The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.

      Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

        Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.

      The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
        Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 2004, 2003, and 2002, total payments were $44,732, $36,544, and $28,239, respectively.

      The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent, a fee of $
2.00 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

The Fund's investments are generally valued on the basis of market quotations or official closing prices (market value). . When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
      In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the deposit slips included with your account statement. Checks should be made payable to "Activa Mutual Fund" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
      Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds will be delayed 15 calendar days until investments credited to your account have been received and collected.

BY MAIL:

      When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:

      At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone exchange or redemption option. You may redeem shares under this option by calling the Fund at 1-800-346-2670 on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone exchange or redemption option, you authorize the Transfer Agent to honor any telephone exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchangesor redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming. Certificated shares cannot be redeemed by the telephoneexchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

      The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability company, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:

      In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 15 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

      Shares of each Fund may be exchanged for shares of any other Activa Fund.

      The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

REDEMPTION OF SHARES IN LOW BALANCE ACCOUNTS
--------------------------------------------------------------------------------
      If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

CUSTOMER IDENTIFICATION PROGRAM
--------------------------------------------------------------------------------
      To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

      Therefore, Federal regulations require the Funds to obtain your name, your date of birth, your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. This information will be used to verify your true identity. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. In the rare event that we are unable to verify your identity, orders to purchase shares, sell shares or exchange shares may be suspended, restricted or cancelled and the proceeds withheld.

INTERNET ADDRESS
--------------------------------------------------------------------------------
      Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
      The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.

      For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will usually not qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.

      In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

      Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

      Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.

      Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

      Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

      Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2004 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================

ACTIVA

INTERNATIONAL

FUND

                                  Statement of
                             Additional Information

                                   April, 2005


                             ACTIVA MUTUAL FUND LOGO

================================================================================

ACTIVA INTERNATIONAL FUND

(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Printed in U.S.A.

                               ACTIVA MUTUAL FUND
                                    FORM N-1A

                                     PART B

    Information Required in a Statement of Additional Information for Class R

ACTIVA VALUE FUND

(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Contents                                                            Page

Organization of the Fund
Objectives, Policies, and Restrictions on the Fund's
  Investments
Additional Risks & Information Concerning Certain Investment
  Techniques
Portfolio Transactions and Brokerage Allocation
Proxy Voting Policies
Portfolio Disclosure Policy
Principal Shareholders
Officers and Trustees of the Fund
Investment Adviser
Sub-Adviser and Portfolio Manager
Approval of Investment Advisory Agreements
Principal Underwriter
Administrative Agreement
Transfer Agent
Custodian
Auditors
Pricing of Fund Shares
Purchase of Shares
How Shares are Redeemed
Market Timing and Excessive Trading Activity
Internet Address
Federal Income Tax
Reports to Shareholders and Annual Audit

                             ACTIVA MUTUAL FUND LOGO


                                     CLASS R
                             STATEMENT OF ADDITIONAL
                                   INFORMATION

      This Statement of Additional Information is not a prospectus. Therefore, it should be read only in conjunction with the Class R Prospectus, which can be requested from the Fund by writing or telephoning as indicated above. The financial statements and performance data for the Fund are contained in the Fund's 2004 Annual Report to Shareholders. This information is incorporated herein by reference. The Annual Report may be obtained by writing or calling the Fund. This Statement of Additional Information relates to the Class R Prospectus for the Fund dated April, 2005.

      Class R shares are available only to tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates. The Fund also offers Class A shares, which are available to members of the general public. Information about Class A is contained in the Class A prospectus dated April, 2005, which is available upon request.

      The date of this Statement of Additional Information is April, 2005.

Printed in U.S.A.

                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
      The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.

      The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.

      Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
      The primary investment objective of the Fund is capital appreciation. The Fund invests primarily in common stock of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund :

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

      Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

      An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

      DERIVATIVES.

      The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Wellington Management Co., LLP, (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

      Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

      The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

      FUTURE CONTRACTS.

      Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

      The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

      OPTIONS

      The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

      The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

      Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

      OPTIONS ON FUTURES CONTRACTS

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

      Limitations and Risks of Options and Futures Activity

      The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

      As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

      Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

      SHORT SALES AGAINST THE BOX

      The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

      SWAP ARRANGEMENTS

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

      The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      REPURCHASE AGREEMENTS.

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

      REVERSE REPURCHASE AGREEMENTS.

      The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

      WHEN-ISSUED SECURITIES.

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

      RESTRICTED SECURITIES.

      It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

      Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

      FOREIGN INVESTMENTS.

      The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or similar instruments. Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

      ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

      ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

      The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

      These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

      CURRENCY TRANSACTIONS.

      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

      SECURITIES LENDING.

      The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

      The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

      SHORT-TERM TRADING.

      The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

      TEMPORARY AND DEFENSIVE INVESTMENTS.

      The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

      INDUSTRY CLASSIFICATIONS.

      For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.

      OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

      DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

      The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

      U.S. GOVERNMENT AND RELATED SECURITIES. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

      o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

      o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

      o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

      BANK MONEY INVESTMENTS

      Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

      SHORT-TERM CORPORATE DEBT INSTRUMENTS

      Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

      ZERO AND STEP COUPON SECURITIES

      Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

      COMMERCIAL PAPER RATINGS

      Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

      Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

      In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
      It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.

      The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.

      Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

      During the years ended December 31, 2004, 2003, and 2002, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $153,688, $232,168, and $296,535, respectively. Transactions in the amount of $, 20,058,407 involving commissions of approximately $ 6,743, were directed to brokers because of research services provided during 2004. During the calendar year ended December 31, 2004 the portfolio turnover rate was 103.8% which was an increase over the previous year's rate of 65.7%.

      The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.

        The Fund may acquire securities of brokers who execute the fund's portfolio transactions. As of december 31, 2004, the fund owned common stock of Morgan Stanley with a market value of $ 573,688 and common stock of Bank of America with a market value of $6,377,953. Morgan Stanley and Bank of America are considered a regular brokers for the fund.

PROXY VOTING POLICIES
--------------------------------------------------------------------------------
      The Fund relies on the Sub-Adviser to vote proxies relating to portfolio securities. Attached as an addendum to this Statement of Additional Information is a copy of the Sub-Adviser's proxy voting policies and procedures. Information regarding how the Fund voted proxies relating to portfolio securities is available without charge upon request by calling the toll-free number at the front of this document or on the Securities and Exchange Commission's website at http://www.SEC.gov.

PORTFOLIO DISCLOSURE POLICY
--------------------------------------------------------------------------------
      The fund has adopted policies and procedures which prohibit the disclosure of the Fund's portfolio to a third party without authorization by the Board of Trustees. The Board of Trustees, upon request, may make available the Fund's portfolio to organizations providing consulting services, including consulting services employed by an shareholder, for portfolio evaluation, attribution and analysis provided the service providers agree not to use the information for trading purposes and not to further disclose the information to other parties. The Fund's portfolio is otherwise disclosed semi-annually in the Fund's Shareholder Reports for periods ended June 30 and December 31. In addition, the Fund's portfolio is disclosed in the required N-Q filings with the SEC for periods ended March 31 and September 30 which are required to be made within 60 days following the close of the period.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
        Alticor Inc., 7575 Fulton Street East, Ada, Michigan 49355, indirectly owned, as of January 31, 2005, 944,490 shares, or 6.36%, of the Fund's outstanding shares. Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families may be cosidered controlling persons of Alticor since they own, substantially all of its outstanding securities. Alticor Inc. is a Michigan manufacturer and direct selling distributor of home care and personal care products.

        The Jay Van Andel Trust 2905 Lucerne SE, Grand Rapids, Michigan 49546, owns all the outstanding securities of JVA Enterprises Capital LLC, which owned, as of January 31, 2005, 5,793,727 shares, or 39.00%, of the outstanding shares. Accordingly, the Jay Van Andel Trust may be deemed to control the Fund.

      If any of the Fund's principal shareholders were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
      The business affairs of the fund are managed and under the direction of the Board of Trustees ("Board"). The Board has established an Audit Committee and Nominating Committee. The Committees are composed of the Disinterested Trustees on the Board. The primary function of the Audit Committee is recommending the selection of and compensation of the Auditor for the Trust and receiving the Auditor's report of the audit results. The Nominating Committee's responsibilities include nominations to the Board for disinterested Trustees. Committee meetings are held as needed. The Audit Committee met once during 2004. The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be made in writing to the Fund. The following information, as of December 31, 2004, pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupations during the past five years:



                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                        TERM OF                                      IN FUND           OTHER
                                                     OFFICE/LENGTH                                   COMPLEX       DIRECTORSHIPS
                                                        OF TIME       PRINCIPAL OCCUPATION LAST    OVERSEEN BY        HELD BY
NAME AND ADDRESS              AGE     OFFICE HELD       SERVED                FIVE YEARS             DIRECTOR        DIRECTOR
--------------------------    ----   -------------   --------------   -------------------------    ------------    -------------
INTERESTED TRUSTEE

James J. Rosloniec*            59    Trustee of      Perpetual /24    President & Chief                 4              None
2905 Lucerne SE, Suite 200           the Fund                         Operating Officer, JVA
Grand Rapids, Michigan                                                Enterprises I, LLC.
49546                                                                 President, Chief
                                                                      Executive Officer and
                                                                      Director, Activa Holdings
                                                                      Corp. Formerly, Vice
                                                                      President-Audit and
                                                                      Control, Amway
                                                                      Corporation (1991-2000);
                                                                      Director, Vice President
                                                                      and Treasurer of Amway
                                                                      Management Company
                                                                      (1984-1999); Trustee,
                                                                      President and Treasurer,
                                                                      Amway Mutual Fund,
                                                                      (1981-1999); President
                                                                      and Treasurer, Activa
                                                                      Mutual Fund Trust
                                                                      (1999-2002).

ADVISORY TRUSTEE

Joseph E. Victor, Jr.          57    Advisory        Perpetual / 4    President and Chief               4              None
2905 Lucerne SE, Suite 200           Trustee of                       Executive Officer, Marker
Grand Rapids, Michigan 49546         the Fund                         Net, Inc. (Crown
                                                                      Independent Business
                                                                      Owner affiliated with
                                                                      Quixtar, Inc.)

DISINTERESTED TRUSTEES

Donald H. Johnson              74    Trustee of      Perpetual / 12   Retired, Former Vice              4              None
2905 Lucerne SE, Suite 200           the Fund                         President-Treasurer, SPX
Grand Rapids, Michigan 49546                                          Corporation.

Walter T. Jones                62    Trustee of      Perpetual / 13   Retired, Former Senior            4              None
936 Sycamore Ave.                    the Fund                         Vice President-Chief
Holland, Michigan 49424                                               Financial Officer, Prince
                                                                      Corporation

Richard E. Wayman              70    Trustee of      Perpetual / 7    Retired, Former Finance           4              None
24578 Rutherford                     the Fund                         Director, Amway
Ramona, California 92065                                              Corporation.

OFFICER

Allan D. Engel                 51    Trustee         Perpetual / 24   Vice President, Real              N/A            N/A
2905 Lucerne SE, Suite 200           President,                       Estate Operations and
Grand Rapids, Michigan               Secretary and                    Secretary-Activa Holdings
49546                                Treasurer of the                 Corp. Formerly, Sr.
                                     Fund; President,                 Manager, Investments and
                                     and Secretary                    Real Estate, Amway
                                     of the                           Corporation; Director,
                                     Investment                       President and Secretary
                                     Adviser.                         of Amway Management
                                                                      Company (1981-1999);
                                                                      Trustee, Activa Mutual
                                                                      Fund Trust (1999-2004);
                                                                      Trustee, Vice President
                                                                      and Secretary, Amway
                                                                      Mutual Fund (1981-1999);
                                                                      Vice President and
                                                                      Assistant Treasurer,
                                                                      (1999-2002).


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

The following table contains information about the Activa Funds owned by the
Trustees:

                                   Dollar Range of        Dollar Range of
                                  Equity Securities      Equity Securities
                                     In the Fund        In All Activa Funds
NAMES OF TRUSTEES                 December 31, 2004      December 31, 2004
-------------------
INTERESTED TRUSTEE

James J. Rosloniec
Trustee                          $100,001 - $150,000    $100,001 - $150,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee                         -0-                    -0-

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                              $1 - $10,000        $10,001 - $50,000
Walter T. Jones
Trustee                                  -0-                $1 - $10,000
Richard E. Wayman
Trustee                            $10,001 - $50,000      $10,001 - $50,000

      The following table contains information about the compensation that the Trustees received during the year ended December 31, 2004:



                                            PENSION OR
                                            RETIREMENT
                                         BENEFITS ACCRUED
                                                AS          ESTIMATED ANNUAL
   NAME OF PERSON,          TRUSTEE       PART OF FUND         BENEFITS         TOTAL COMPENSATION
       POSITION           COMPENSATION       EXPENSES       UPON RETIREMENT      PAID TO TRUSTEES
----------------------    ------------   ----------------   ----------------    ------------------
INTERESTED TRUSTEE

James J. Rosloniec           $8,000            -0-                -0-                 $8,000
Trustee

ADVISORY TRUSTEE

Joseph E. Victor, Jr.        $8,000            -0-                -0-                 $8,000
Advisory Trustee

DISINTERESTED TRUSTEES

Donald H. Johnson            $8,000            -0-                -0-                 $8,000
Trustee
Walter T. Jones              $8,000            -0-                -0-                 $8,000
Trustee
Richard E. Wayman            $8,000            -0-                -0-                 $8,000
Trustee

OFFICER

Allan D. Engel*              $8,000            -0-                -0-                 $8,000


*Mr.Engel was a Trustee during 2004 resigning his position as Trustee as of December 31, 2004.

      The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 2004, amounted to $48 ,000. Effective June 3, 2004, under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays fees of the Disinterested and Advisory Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

      Pursuant to SEC Rules under the Investment Company Act of 1940, as amended, the Fund, its Adviser, Sub-Adviser and Underwriter, have adopted Codes of Ethics which require reporting of certain securities transactions and procedures reasonably designed to prevent covered personnel from violating the Codes to the Fund's detriment. Within guidelines provided in the Codes, personnel are permitted to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
      The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.

      The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.

   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continued to have at least $200,000,000 in assets. The investment advisory fees paid by the Fund to the Investment Adviser during the years ended December 31, 2004, 2003, and 2002, were $670,199, $595,071, and $620,508, respectively.

      Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus ..20% of average net assets.

      Richard M. DeVos, the Jay Van Andel Trust, and members of the DeVos and Van Andel families indirectly own substantially all of the ownership interests of Activa. Accordingly, they may be considered controlling persons of Activa. The Jay Van Andel Trust may also be considered a controlling person of the Fund.. See "Principal Shareholders."

SUB-ADVISER AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
      The following information relative to the Fund's Sub-Adviser and Portfolio Manager was provided by the Fund's Sub-Adviser.

SUB-ADVISER
--------------------------------------------------------------------------------
      Effective December 30, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

      As compensation for its services as the Fund's Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.40% of the first $100 million of average daily net assets of the Fund, and 0.30% of the assets in excess of $100 million; the minimum annual fee shall be $350,000. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 2004, 2003, and 2002, were $438,461, $356,976, and
$372,267, respectively.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
OTHER ACCOUNTS MANAGED As of December 31, 2004, the portfolio manager of the Fund, Doris T. Dwyer, was responsible for approximately xxx account relationships for the Sub-Adviser, totaling approximately $yyy billion in assets under management (excluding assets of the Fund). The portfolio manager did not manage any other accounts that constitute "registered investment companies" or "other pooled investment vehicles." Set forth below for the portfolio manager is the number of accounts managed and the total assets in such accounts.

                                                     Doris T. Dwyer
                  Number of Accounts
                  Total Assets

CONFLICTS OF INTEREST WITH OTHER ACCOUNTS - Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Activa Value Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Activa Value Fund., based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionsal at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Activa Value Fund, or make investment decisions that are similar to those made for the Activa Value Fund, both of which have the potential to adversely impact the Activa Value Fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of theseportfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Activa Value Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfoli, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's overall book of business.

COMPENSATION - The Activa Value Fund pays Wellington Management a fee based on the assets under management of the Activa Value Fund as set forth in a Sub-Advisory Agreement between Wellington Management and Activa Asset Managemetn, LLC with respect to the Activa Value Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Activa Value Fund. The following information relates to the period ended December 31, 2004.

      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager's experience and performance in her role as a Portfolio Manager. Base salaries are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Activa Value Fund and generally each other portfolio managed by the Portfolio Manager. The Portfolio Manager's incentive payment relating to th eActiva Value Fund is linked to the gross pre-tax performance of the Active Value Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by a Portfolio Manager can, and typically does, represent a significant portion of a Portfolio Manager's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to participate in a supplemental retirement plan as a partner of the firm.

OWNERSHIP OF SECURITIES - The Portfolio Manager does not own any securities in the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
      At a meeting held on February 21, 2005, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2006. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreement for the same period.

      In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser and the Sub-Advisor. As part of its review, the Board considered financial information provided by these organizations, as well as information about their management structures, professional staffs, and history of compliance with federal securities regulations. The Board also considered the qualifications of the portfolio managers assigned to the Fund and the investment results achieved by those managers. The board concluded that the investment adviser and sub-adviser had provided satisfactory services to the fund, and that they could be expected to continue to provide satisfactory services in the future.

      As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The board concluded that the fund's historical investment performance was similar to that of other funds with similar investment objectives.

      In considering the Investment Advisory Agreement and the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under these agreements. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives, as well as information about amounts paid to the Sub-Adviser for investment management services by [other mutual funds and other institutional investors.] The Board also considered the fact that the Investment Advisory Agreement and the Sub-Advisory Agreement provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The board concluded that the compensation paid under the Investment Advisory Agreement and the Sub-Advisory Agreement is comparable to the amounts being paid for investment advisory services by other funds that are similarly sized and have similar investment objectives.

      As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser, the Sub-Adviser, and their affiliated organizations, by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. The Board did not consider a profit analysis from the Sub-Adviser because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and the Sub-Adviser and because the fees under the Sub-Advisory Agreement constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

      Following its review, the board of trustees concluded that the terms and conditions of the Investment Advisory Agreement and the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable, and that these agreements should be continued until march 31, 2006. In reaching this decision, the board did not identify any single factor as all-important or controlling. nor does the foregoing summary detail all the matters considered by the board.

PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
      Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan. The Distribution Plan does not apply to Class R.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
      Pursuant to the Administrative Agreement between the Fund and Activa, Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, internal legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended
December 31, 2004, 2003, and 2002, total payments were $173,603, $178,522, and
$186,153, respectively.

      The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
      Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

      In return for its services, the Fund pays the Transfer Agent monthly, a fee of .20% of the average daily net assets of the Fund per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
      The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
      BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, is the independent registered public accounting firm for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

      To the extent that each Fund's asset are traded in markets other than the New York Stock Exchange on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of a Fund's assets may not occur on some days when the Fund is open for business.

      The Fund's investments are generally valued on the basis of market quotations or offical closing prices (market value). When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is empoyed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
      Class R Shares are offered to tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.

      All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
      The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.

      Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

      The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

      Participants in the tax-exempt retirement and benefit plans of Alticor Inc. and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY
--------------------------------------------------------------------------------
      The Board of Trustees of the Fund has adopted policies and procedures to discourage market timing and excessive trading activity. Such activities can dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs. The Fund's Transfer Agent will monitor trading in order to identify market timing and excessive trading activity. The Fund reserves the right to reject any purchase order (including exchanges) from any investor who the Fund believes has a history of such activities, or for any other reason. The Transfer Agent's ability to monitor trades that are placed by shareholders of omnibus accounts and other approved intermediaries may be limited. Accordingly, there can be no assurance that the Fund will be able to eliminate all market timing and excessive trading activities.

INTERNET ADDRESS
--------------------------------------------------------------------------------
      Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
      The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.

      Shares of Class R will be held by the qualified retirement and benefit plans of Alticor Inc. and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
      The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.

      At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

      The financial statements for the Fund are contained in the Fund's 2004 Annual Report to Shareholders along with additional data about the performance of the Fund. The Annual Report may be obtained by writing or calling the Fund.

================================================================================

ACTIVA

VALUE

FUND

                                     Class R
                                  Statement of

                             Additional Information

                                   April, 2005

                             ACTIVA MUTUAL FUND LOGO

================================================================================

ACTIVA VALUE FUND

(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

Printed in U.S.A.

                                    ADDENDUM

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30, 2004

INTRODUCTION             Wellington Management Company, llp ("Wellington
                         Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                         Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

----------------------   -------------------------------------------------------
STATEMENT OF POLICIES    As a matter of policy, Wellington Management:

                         1
                         Takes responsibility for voting client proxies only upon a client's written request.

                         2
                         Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                         3
                         Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                         4
                         Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                         5
                         Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 1

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30,  2004

----------------------   -------------------------------------------------------

                         6
                         Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                         7
                         Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                         8
                         Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                         9
                         Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

----------------------   -------------------------------------------------------
Responsibility and       Wellington Management has a Proxy Committee,
Oversight                established by action of the firm's Executive
                         Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services
                         Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy
                         Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

----------------------   -------------------------------------------------------
Statement of Procedures  Wellington Management has in place certain procedures for implementing its proxy voting policies.

                         -------------------------------------------------------
GENERAL PROXY VOTING     AUTHORIZATION TO VOTE.  Wellington Management will vote
                         only those proxies for which its clients have affirmatively delegated proxy-voting authority.

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 2

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30,  2004

----------------------   -------------------------------------------------------
                         RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

                         RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                         RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                         PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                         o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                         o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                         o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                         MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 3

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------

                         reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                         If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

                         -------------------------------------------------------

OTHER CONSIDERATIONS     In certain instances, Wellington Management may be
                         unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                         SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                         SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                         In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 4

                         Wellington Management Company, llp
                         Proxy Policies and Procedures

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------

                         LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

----------------------   -------------------------------------------------------
ADDITIONAL INFORMATION   Wellington Management maintains records of proxies
                         voted pursuant to Section 204-2 of the Investment
                         Advisers Act of 1940 (the "Advisers Act"), the Employee
                         Retirement Income Security Act of 1974, as amended
                         ("ERISA"), and other applicable laws.

                         Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 5

                         Wellington Management Company, llp            EXHIBIT A
                         Proxy Voting Guidelines

                         Dated: April 30, 2004

----------------------   -------------------------------------------------------
INTRODUCTION             Upon a client's written request, Wellington Management
                         Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities.
                         Wellington Management established these Proxy Voting
                         Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                         These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                         Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.


----------------------   -------------------------------------------------------------------------------------------
VOTING GUIDELINES        COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                         [ ]  Election of Directors:                                         For

                         [ ]  Repeal Classified Board (SP):                                  For

                         [ ]  Adopt Director Tenure/Retirement Age (SP):                     Against

                         [ ]  Minimum Stock Ownership by Directors (SP):                     Case-by-Case

                         [ ]  Adopt Director & Officer Indemnification:                      For

                         [ ]  Allow Special Interest Representation to Board (SP):           Against

                         [ ]  Require Board Independence (SP):                               For

                         [ ]  Require Board Committees to be Independent (SP):               For

                         [ ]  Require a Separation of Chair and CEO or Require a             Case-by-Case


----------------------   -------------------------------------------------------
                         Wellington Management Company, llp               Page 1

                         Wellington Management Company, llp


                         Proxy Voting Guidelines

                         Dated: April 30, 2004

----------------------   --------------------------------------------------------------------------------------------
                              Lead Director (SP):

                         [ ]  Boards not Amending Policies That are Supported                Withhold
                              by a Majority of Shareholders:                                 vote*

                            * on all Directors seeking election the following year

                         [ ]  Approve Directors' Fees:                                       For

                         [ ]  Approve Bonuses for Retiring Directors:                        For

                         [ ]  Elect Supervisory Board/Corporate Assembly:                    For

----------------------   --------------------------------------------------------------------------------------------
                         MANAGEMENT COMPENSATION

                         [ ]  Adopt/Amend Stock Option Plans:                                Case-by-Case

                         [ ]  Adopt/Amend Employee Stock Purchase Plans:                     For

                         [ ]  Eliminate Golden Parachutes (SP):                              For

                         [ ]  Expense Future Stock Options (SP):                             For

                         [ ]  Shareholder Approval of All Stock Option Plans (SP):           For

                         [ ]  Shareholder Approval of Future Severance Agreements            For
                              Covering Senior Executives (SP):

                         [ ]  Recommend Senior Executives Own and Hold Company               For
                              Stock, not Including Options (SP):

                         [ ]  Disclose All Executive Compensation (SP):                      For

----------------------   --------------------------------------------------------------------------------------------
                         REPORTING OF RESULTS

                         [ ]  Approve Financial Statements:                                  For

                         [ ]  Set Dividends and Allocate Profits:                            For

                         [ ]  Limit Non-Audit Services Provided by Auditors (SP):            For

                         [ ]  Ratify Selection of Auditors and Set Their Fees:               For


--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 2

                         Wellington Management Company, llp
                         Proxy Voting Guidelines

                         Dated: April 30, 2004


----------------------   -------------------------------------------------------------------------------------------

                         [ ]  Elect Statutory Auditors:                                      For
                              SHAREHOLDER VOTING RIGHTS

                         [ ]  Adopt Cumulative Voting (SP):                                  Against


                         [ ]  Redeem or Vote on Poison Pill (SP):                            For

                         [ ]  Authorize Blank Check Preferred Stock:                         Against

                         [ ]  Eliminate Right to Call a Special Meeting:                     Against

                         [ ]  Increase Supermajority Vote Requirement:                       Against

                         [ ]  Adopt Anti-Greenmail Provision:                                For

                         [ ]  Restore Preemptive Rights:                                     Case-by-Case

                         [ ]  Adopt Confidential Voting (SP):                                For

                         [ ]  Approve Unequal Voting Rights:                                 Against

                         [ ]  Remove Right to Act by Written Consent:                        Against

                         [ ]  Approve Binding Shareholder Proposals:                         Case-by-Case

                         --------------------------------------------------------------------------------------------
                         CAPITAL STRUCTURE

                         [ ]  Increase Authorized Common Stock:                              Case-by-Case

                         [ ]  Approve Merger or Acquisition:                                 Case-by-Case

                         [ ]  Approve Technical Amendments to Charter:                       Case-by-Case

                         [ ]  Opt Out of State Takeover Statutes:                            For

                         [ ]  Consider Non-Financial Effects of Mergers:                     Against

                         [ ]  Authorize Share Repurchase:                                    For

                         [ ]  Authorize Trade in Company Stock:                              For


--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 3
                         Wellington Management Company, llp



                         Proxy Voting Guidelines

                         Dated: April 30, 2004


                         [ ]  Issue Debt Instruments:                                        For

                         SOCIAL ISSUES

                         [ ]  Endorse the Ceres Principles (SP):                             Case-by-Case

                         [ ]  Disclose Political and PAC Gifts (SP):                         For

                         [ ]  Require Adoption of International Labor Organization's         Case-by-Case
                              Fair Labor Principles (SP):

                         -------------------------------------------------------------------------------------------
                         MISCELLANEOUS

                         [ ]  Approve Other Business:                                        Abstain

                         [ ]  Approve Reincorporation:                                       Case-by-Case


--------------------------------------------------------------------------------
                         Wellington Management Company, llp               Page 4

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.  Exhibits

              DECLARATION OF TRUST

                   The Declaration of Trust for Amway Mutual Fund Trust, renamed the Activa Mutual Fund Trust, (a Delaware Trust) is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, as filed on June 17, 1999.

              BY-LAWS

                   The Bylaws of Amway Mutual Fund Trust, renamed the Activa
              Mutual Fund Trust, (a Delaware trust), are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

              INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

                   Reference is made to the Declaration of Trust, Exhibit 23(a), including, in particular, Article III (Units) and Article V (Unitholders Voting Powers and Meetings), and to the Bylaws,
              Exhibit 23(b), including, in particular, Article II (Meetings of Shareholders) and Article V (Inspection of Records and Reports) which are incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-9 through C-34, and Pages C-25 through C-26, respectively, as filed on June 17, 1999 and to Post Effective Amendment No. 43, Part C, Pages C-83 through C-97, as filed on February 27, 1998.

              INVESTMENT ADVISORY CONTRACT

              (1) ADVISORY AND SERVICE CONTRACT BETWEEN ACTIVA MUTUAL FUND TRUST AND ACTIVA ASSET MANAGEMENT, LLC

                   The Advisory and Service Contract between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-5 through C-39, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.  Exhibits (Continued)

              (2)  SUB-ADVISORY AGREEMENTS

                   (a) The Sub-Advisory Agreement between Activa Asset
                       Management LLC and McDonnell Investment Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 51, Part C, Pages C-11 through C-13.

                   (b) The Sub-Advisory Agreement between Activa Asset
                       Management LLC and Wellington Management Company, LLP is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-10 through C-12, as filed on February 29, 2000. An amended fee schedule is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 53, Page C-12, as filed on February 27, 2004.

                   (c) The Sub-Advisory Agreement between Activa Asset
                       Management LLC and State Street Research is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-21 through C-24, as filed on September 1, 1999. The assignment of the Sub-Advisory Agreement to BlackRock Advisers is included on Page C-12.

                   (d) The Sub-Advisory Agreement between Activa Asset
                       Management LLC and NWQ Investment Management Company, LLC, is to be provided by amendment

                   PRINCIPAL UNDERWRITER AGREEMENT BETWEEN ACTIVA MUTUAL FUND TRUST AND ACTIVA ASSET MANAGEMENT LLC

                        The Principal Underwriter Agreement between Activa
                   Mutual Fund Trust and Activa Asset Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 47, Part C, Pages C-55 through C-60, as filed on June 17, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.  Exhibits (Continued)

                   (f) BONUS OR PROFIT SHARING CONTRACTS

                            There are no bonus or profit sharing contracts for
                       the Board of Trustees.

                   (g) CUSTODIAN AGREEMENT

                            The Custody Agreement between Amway Mutual Fund
                       Trust, renamed the Activa Mutual Fund Trust, and Northern Trust Company is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 46, Part C, Pages C-14 through C-35, as filed on March 1, 1999 except for the First Amendment dated October 29, 1999 which is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 49, Part C, Pages C-13 through C-16, as filed on February 29, 2000. The Second Amendment dated February 26, 2004 is included on Pages C-13 through C-18.

                   (h) OTHER MATERIAL CONTRACTS

                       (1) TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT BETWEEN ACTIVA MUTUAL FUND TRUST AND ACTIVA ASSET MANAGEMENT, LLC

                                 The Class A Transfer Agency and Dividend
                            Disbursing Agency Agreement between Activa Mutual Fund Trust and Activa Asset Management LLC is included on Pages C-19 through C-24, and the Class R Transfer Agent and Shareholder Services Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-29 through C-35, as filed on September 1, 1999.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.  Exhibits (Continued)

                       (2) ADMINISTRATIVE AGREEMENT BETWEEN ACTIVA MUTUAL FUND TRUST AND ACTIVA ASSET MANAGEMENT, LLC

                                 The Administrative Agreement between Activa
                            Mutual Fund Trust and Activa Asset Management LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-36 through C-41, as filed on September 1, 1999. The First Amendment to the Administrative Agreement dated June 3, 2004 is included on Pages C-25 through C-26.

                       (3)  PORTFOLIO ACCOUNTING AND RESEARCH INFORMATION SYSTEM

                                 The Portfolio Accounting and Research
                            Information System Agreement between Activa Asset Management LLC and Bisys Securities, Inc. is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-42 through C-53, as filed on September 1, 1999.

                   (i) LEGAL OPINION

                            NOT APPLICABLE.

                   (j) OTHER OPINIONS

                            The Consent of Independent Certified Public
                       Accountants is included on Page C-11. There are no other opinions, appraisals or rulings, and related consents relied on in preparing the registration statement and required by Section 7 of the Securities Act.

                   (k) OMITTED FINANCIAL STATEMENTS

                            The Annual Report for Activa Mutual Fund Trust is
                       included on Pages C-27 through C-70.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.  Exhibits (Continued)

                   (l) INITIAL CAPITAL AGREEMENTS

                            There are no agreements or understandings made in
                       consideration for providing the initial capital between or among the Fund, the Underwriter, Adviser, Promoter or initial shareholders.

                   (m) 12B-1 PLAN FOR DISTRIBUTION

                            The 12b-1 Plan for Distribution between Activa
                       Mutual Fund Trust and Activa Asset Management, LLC is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 48, Part C, Pages C-55 through C-58, as filed on September 1, 1999.

                   (n) RULE 18F-3

                            The Rule 18f-3 Plan of Amway Mutual Fund, renamed
                       Activa Mutual Fund Trust, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 45, Part C, Pages C-16 through C-17, as filed on September 2, 1998.

                   (o) Reserved

                   (p) Codes of Ethics

                       (1)       The Code of Ethics for Activa Mutual Fund Trust
                            as required under Rule 17j of the Investment Company Act of 1940, as amended, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 50, Part C, pages C-54 through C-58, as filed on April 20, 2001.

                       (2)       The Code of Ethics for the Investment Adviser
                            as required under Rule 17j of the Investment Company Act of 1940, as amended, is incorporated by reference to the Registration Statement under the Securities Act of 1933, Post Effective Amendment No. 50, Part C, pages C-59 through C-63, as filed on April 20, 2001.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.  Exhibits (Continued)

                       (3)       The Code of Ethics for the Sub-Advisers as
                            required under Rule 17j of the Investment Company Act of 1940, as amended, for:

                                 (a) McDonnell Investment Management, LLC is
                                     included on Pages C-71 through C-95.

                                 (b) Wellington Management Company, LLP, is
                                     included on Pages C-96 through C-122.

                                 (c) BlackRock Advisors, Inc. is included on
                                     Pages C-123 through C-129.

                                 (d) NWQ Investment Management Company, LLC is
                                     to be provided by amendment.

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

                                              LOCATION IN REGISTRATION STATEMENT

                                                            Part C
                                                            PAGE NO.
                                                         -------------
ITEM 23.      Persons Controlled by
              or under Common Control                        C-8
              with the Fund

ITEM 24.      Indemnification                                C-8

ITEM 25.      Business and Other
              Connections of                                 C-9
              Investment Adviser

ITEM 26.      Principal Underwriter                          C-9

ITEM 27.      Location of Accounts
              and Records                                    C-10

ITEM 28.      Management Services                            C-10

ITEM 29.      Undertakings                                   C-10

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.  Persons Controlled by or under Common Control with the Fund.

          Following is a table disclosing ownership as of January 31, 2005, by persons controlled or under common control for each series of Activa Mutual Fund Trust. Alticor Inc. indirectly owned, as of January 31, 2005, all of the outstanding shares of Amway Investment, Inc. Richard
          M. DeVos, The Jay Van Andel Trust and members of the DeVos and Van Andel families may be considered controlling persons of Alticor Inc. since they own substantially all of its outstanding securities.

          The Jay Van Andel Trust owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership. The Jay and Betty Van Andel Foundation is controlled by the Jay Van Andel Trust. As noted above, Alticor owned more than 25% of the Fund's outstanding securities and may be deemed to control the Fund.

          Organizations controlled by the DeVos and Van Andel families that have transactions with the Funds include Activa Asset Management, LLC, the Fund's Adviser, Principal Underwriter, Administration Service Agent Agreement and Transfer Agent, and Amway Investment, Inc., which has an investment in the Funds as disclosed below.



                         Money Market    Intermediate
                            Fund             Bond                 Value            Growth            International
         Entity        shs        %      shs         %         shs      %      shs         %        shs           %
Amway Investment Corp.                 17,092,393  98.64     944,490   6.36   4,377,871   92.71   3,992,260     96.81
Nan Van Andel                                                332,527   2.24
JVA Enterprises
   Capital LLC                                             5,793,727  39.00


ITEM 24.  Indemnification

          Indemnification is covered in Section 9 of the Principal Underwriter Agreement between Activa Mutual Fund Trust and Activa Asset Management, LLC, which is filed as an exhibit hereto. Also, a Joint Directors and Officers Liability Insurance Policy for Activa Asset Management, LLC and Activa Mutual Fund Trust is provided by those entities. The Sixth Article of the Agreement and Declaration of Trust of Activa Mutual Fund Trust, which is filed as an exhibit hereto, provides for indemnification for any person to the extent permitted by law.

ITEM 25.  Business and Other Connections of Investment Adviser.

          Activa Asset Management, LLC acts as the investment adviser, principal underwriter, and transfer agent for Activa Mutual Fund Trust and as a servicing agent for the Cash Equivalent Fund.

          Business histories of each Director and Officer of the Investment Adviser of the Registrant is included on Page C-130.

          Business histories of the Sub-Advisers for the Registrant and of each of its Directors and Officers are included on Pages C-131 through C-146.

ITEM 26.  Principal Underwriter

     (a) The principal underwriter, Activa Asset Management, LLC, acts as such only for Activa Mutual Fund Trust. Listed below is the information required pertaining to the individual Directors and Officers of the principal underwriter. There is no other principal underwriter.

     (b)  NAME AND PRINCIPAL       POSITIONS AND OFFICE     POSITION AND OFFICES
           BUSINESS ADDRESS          WITH UNDERWRITER          WITH REGISTRANT
          ------------------       --------------------     --------------------

          Allan D. Engel           President and Secretary  President, Secretary
          2905 Lucerne SE,                                  and Treasurer
          Suite 200 Grand Rapids
          MI 49546

     (c)  Not Applicable.

ITEM 27.  Location of Accounts and Records

          With respect to each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, all transfer agent and shareholder records are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, pursuant to the Administrative Agreement. All portfolio securities held or in transfer are under the control of the Custodian, Northern Trust, Chicago, Illinois; all portfolio security records and brokerage records related thereto are in the custody and control of Activa Asset Management, LLC, Grand Rapids, Michigan, or the Sub-Advisers, pursuant to the Sub-Advisory Agreements; and all remaining records are in the custody and control of Activa Mutual Fund Trust, Grand Rapids, Michigan.

ITEM 28.  Management Services

          Activa Asset Management, LLC has entered into a contract with Bisys which provides access to a data processing recordkeeping system for stockholder accounting. The system provides and supports remote terminal access to the provider's facilities for the maintenance of stockholder records, processing of information and the generation of output with respect thereto. Pursuant to this agreement, Activa Asset Management, LLC has paid to Bisys, including equipment costs, telephone lines, and service fees for the three years ending, or since inception if less than three years, a total of $ 742,069.

ITEM 29.  Undertakings

          Not applicable.

          CONSENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ACTIVA MUTUAL FUNDS
GRAND RAPIDS, MICHIGAN

      We hereby consent to the incorporation by reference in the Statement of Additional Information constituting a part of this Registration Statement of our report dated January 24, 2005, relating to the financial statements, schedules and financial highlights of Activa Mutual Fund Trust appearing in the Fund's Annual Shareholders Report for the year ended December 31, 2004.

      We also consent to the reference to us under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                            /s/ BDO Seidman, LLP

                                                BDO Seidman, LLP

Grand Rapids, Michigan
February 28, 2005

                            ACTIVA MUTUAL FUND TRUST
                             SECRETARY'S CERTIFICATE

The Activa Growth Fund (the "Fund"), a series of Activa Mutual Fund Trust (the "Trust"), by the undersigned, does hereby certify that the Trust pursuant to an exemption from Section 15(a) of the Investment Company Act of 1940 has obtained an order which permits the Fund to enter into and materially amend sub-advisory contracts without the necessity of obtaining shareholder approval, subject to certain conditions. Furthermore, the Board of Trustees at the Trustees Meeting held on December 13, 2004 consented to the assignment of the Sub-Advisory Agreement between State Street Research, Activa Asset Management, LLC and Activa Mutual Fund Trust to BlackRock Advisors, Inc. replacing State Street Research as the Sub-Adviser for the Fund.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 5th day of January 2005.

                                         The Activa Growth Fund, a series of
                                         Activa Mutual Fund Trust,


                                         By:  /s/ Allan D. Engel
                                              ------------------------
                                              Allan D. Engel
                                              President and Secretary

                                SECOND AMENDMENT
                                       TO
                                CUSTODY AGREEMENT

      This instrument dated February 26, 2004 is a Second Amendment to that certain Custody Agreement between Activa Mutual Fund (f/k/a Amway Mutual Fund) (the "Fund") and the Northern Trust Company (the "Custodian") dated December 1, 1998 and amended on October 29, 1999 (the "Custody Agreement").

      WHEREAS, the parties desire to amend the Custody Agreement to take into account Rule 17f-7 under the Investment Company Act of 1940.

      NOW THEREFORE, the parties agree that the Agreement shall be amended as follows:

      1. The following definitions shall be added to Section 1 of the Custody
Agreement:

      " 'Rule 17f-5' shall mean Rule 17f-5 under the 1940 Act."

      " 'Rule 17f-7' shall mean Rule 17f-7 under the 1940 Act.)

      2. The following shall replace the definition of "Sub-Custodian" under
Section 1(1) of the Custody Agreement:

   " ' Sub-Custodian' shall mean and include (i) any branch of the Custodian, and (ii) any `eligible foreign custodian,' as that term in defined in Rule 17f-5 under the 1940 Act, approved by the Fund or a Delegate of the Fund in the manner required by Rule 17f-5. For the avoidance of doubt, the term `Sub-Custodian' shall not include any central securities depository or clearing agency."

      3. The following shall replace Sections 3, and 4 of the Custody Agreement:

              "3.  APPOINTMENT AND REMOVAL OF SUB-CUSTODIANS.

      (a) The Custodian may appoint one or more Sub-Custodians to act as sub-custodian or sub-custodians of Securities and moneys at any time held in any Portfolio, upon the terms and conditions specified in this Agreement. The Custodian shall oversee the maintenance by any Sub-Custodian of any Securities or moneys of any Portfolio.

      (b) The Agreement between the Custodian and each Sub-Custodian described in clause (ii) of Section 1(n) and acting hereunder shall contain any provisions necessary to comply with Rule 17f-5 under the 1940 Act.

      (c) Prior to the Custodian's use of any Sub-Custodian described in clause (ii) of Paragraph 1(1), the Fund or a Delegate of the Fund must approve such Sub-Custodian in the manner required by Rule 17f-5 and provide the Custodian with satisfactory evidence of such approval.

      (d) The Custodian shall promptly take such steps as may be required to remove an Sub-Custodian that has ceased to be an "eligible foreign custodian" or has otherwise ceased to meet the requirements under Rule 17f-5. If the Custodian intends to remove an Sub-Custodian previously approved by the Fund or a Delegate of the Fund pursuant to paragraph 3(c), and the Custodian proposes to replace such Sub-Custodian with a Sub-Custodian that has not yet been approved by the Fund or a Delegate of the Fund, it will so notify the Fund or a Delegate of the Fund and provide it with information reasonably necessary to determine such proposed Sub-Custodian's eligibility under Rule 17f-5, including a copy of the proposed agreement with such Sub-Custodian. The Fund shall at the meeting of the Board of Directors next following receipt of such notice and information, or a Delegate of the Fund shall promptly after receipt of such notice and information, determine whether to approve the proposed Sub-Custodian and will promptly thereafter give written notice of the approval or disapproval of the proposed action.

      (e) The Custodian hereby represents to the Fund that in its opinion, after due inquiry, the established procedures to be followed by each Sub-Custodian in connection with the safekeeping of property or a Portfolio pursuant to this Agreement afford reasonable care for the safekeeping of such property based on the standards applicable in the relevant market.

      3A.     DELEGATION OF FOREIGN CUSTODY MANAGEMENT.

      (a) The Fund hereby delegates to Custodian the responsibilities set forth in subparagraph (b) below of this Section 3A, in accordance with Rule 17f-5 with respect to foreign custody arrangements for the Fund's existing and future investment portfolios, except that the Custodian shall not have such responsibility with respect to central depositories and clearing agencies or with respect to custody arrangements in the countries listed on Schedule I, attached hereto, as that Schedule may be amended from time to time by notice to the Fund.

      (b) With respect to each arrangement with any Sub-Custodian regarding the assets of any investment portfolio of the Fund for which Custodian has responsibility under this Section 3A (a "Foreign Custodian"), Custodian shall:

              (i) determine that the Fund's assets will be subject to reasonable care, based on the standards applicable to custodians in the relevant market, if maintained with the Foreign Custodian, after considering all factors relevant to the safekeeping of such assets;

              (ii) determine that the written contract with such Foreign Custodian governing the foreign custody arrangements complies with the requirements of Rule 17f-5 and will provide reasonable care for the Fund's assets;

              (iii)establish a system to monitor the appropriateness of maintaining the Fund's assets with such Foreign Custodian and the contract governing the Fund's foreign custody arrangements;

              (iv) provide to the Fund's Board of Directors, at least annually, written reports notifying the Board of the placement of the Fund's assets with a particular Foreign Custodian and periodic reports of any material changes to the Fund's foreign custodian arrangements; and

              (v) withdraw the Fund's assets from any Foreign Custodian as soon as reasonably practicable, if the foreign custody arrangement no longer meets the requirement of Rule 17f-5.

      4.      USE OF SUB-CUSTODIANS AND SECURITIES DEPOSITORIES.

With respect to property of a Portfolio which is maintained by the Custodian in the custody of a Sub-Custodian pursuant to Section 3:

      (a) The Custodian will identify on its books as belonging to the particular Portfolio any property held by such Sub-Custodian.

      (b) In the event that a Sub-Custodian permits any of the Securities placed in its care to be held in a foreign securities depository, such Sub-Custodian will be required by its agreement with the Custodian to identify on its books such Securities as being held for the account of the Custodian as a custodian for its customers.

      (c) Any Securities held by a Sub-Custodian will be subject only to the instructions of the Custodian or its agents; and any Securities held in an foreign securities depository for the account of a Sub-Custodian will be subject only to the instructions of such Sub-Custodian.

      (d) The Custodian will only deposit property of a Portfolio in an account with a Sub-Custodian which includes exclusively the assets held by the Custodian for its customers, and will cause such account to be designated by such Sub-Custodian as a special custody account for the exclusive benefit of customers of the Custodian.

      (e) Before any Securities are placed in a foreign securities depository, the Custodian shall provide the fund's Board of Directors with an analysis of the custody risks associated with maintaining assets with the foreign securities depository.

      (f) The Custodian or its agent shall continue to monitor the custody risks associated with maintaining the Securities with a foreign securities depository and shall promptly notify the Fund's Board of Directors of any material changes in said risks."

      5. The following shall replace Sections 16(b)(1) and 16(b)(2) of the Custody Agreement:

              "1. The Custodian will use reasonable care, prudence and diligence with respect to its obligations under this Agreement and the safekeeping of property of the Portfolios. The Custodian shall be liable to, and shall indemnify and hold harmless the Fund from and against any loss which shall occur as the result of the failure of the Custodian or a Sub-Custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under this Agreement and the safekeeping of such property. The determination of whether the Custodian or Sub-Custodian has exercised reasonable care, prudence and diligence in connection with their obligations under this Agreement shall be made in light of prevailing standards applicable to professional custodians in the jurisdiction in which such custodial services are performed. In the event of any loss to the Fund by reason of the failure of the Custodian or a Sub-Custodian to exercise reasonable care, prudence and diligence, the Custodian shall be liable to the Fund only to the extent of the Fund's direct damages and expenses, which damages, for purposes of property only, shall be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special condition or circumstances.

              2. The Custodian will not be responsible for any act, omission, or default of, or for the solvency of, any central securities depository or clearing agency."

      6.      The following shall replace Section 16(h):

              "(h) INDEMNIFICATION. The Fund agrees to indemnify and hold the Custodian harmless from all loss, cost, taxes, charges, assessments, claims, and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act and state or foreign securities laws) and expenses (including reasonable attorneys fees and disbursements) arising directly or indirectly from any action taken or omitted by the Custodian (i) at the request or on the director of or in reliance on the advice of the Fund or in reasonable reliance upon the Prospectus or (ii) upon an Instructions; provided, that the foregoing indemnity shall not apply to any loss, cost, tax, charge, assessment, claim, liability or expense to the extent the same is attributable to the Custodian's or any Sub-Custodian's negligence, willful misconduct, bad faith or reckless disregard of duties and obligations under this Agreement or any other agreement relating to the custody of Fund property."

In all other respects the Custody Agreement shall remain in full force and effect as originally written.

      IN WITNESS WHEREOF, the parties have executed this Second Amendment, intending it to be effective as of the date written above.

ACTIVA MUTUAL FUND TRUST

By:/s/ Allan D. Engel
   ---------------------------------
Name: Allan D. Engel
      ------------------------------
Title: PRESIDENT
       -----------------------------


The Northern Trust Company


By:/s/ Elizabeth M Kluge
   ---------------------------------
Name: Elizabeth M. Kluge
      ------------------------------
Title: Vice President
       -----------------------------

                                   SCHEDULE I

        (COUNTRIES FOR WHICH COVERAGE SHALL NOT HAVE RESPONSIBILITY UNDER
              SECTION 3A FOR MANAGING FOREIGN CUSTODY ARRANGEMENTS)

                                      None

                           DISBURSING AGENCY AGREEMENT

                                     BETWEEN

                            ACTIVA MUTUAL FUND TRUST

                                       AND

                          ACTIVA ASSET MANAGEMENT, LLC

         AGREEMENT made between Activa Mutual Fund Trust, a Delaware Business Trust ("the Trust") and Activa Asset Management, LLC, a Michigan LLC (hereinafter called the "Agent") will be effective January 1, 2005.

         In consideration of the mutual promises and undertakings herein contained, the parties hereto agree as follows:

         Section l. Transfer Agent. The Agent shall be the transfer agent for the Activa Mutual Funds ("Funds") which are series of the Trust and as such shall:

         (a) keep the units of beneficial interest ("shares") transfer books and records of the Funds, including the names and addresses of all shareholders, the number and date of issuance of shares and fractional shares held by each shareholder, the number and date of certificates issued for such shares, the number and date of cancellation of redeemed shares, and the number and date of cancellation of each certificate surrendered for cancellation;

         (b) be responsible for the issuance and redemption of shares of the Fund;

         (c) effect and record transfers of ownership of shares and changes in the registration of shares;

         (d) cause all shareholder reports and proxies for shareholders' meetings to be properly addressed and mailed;

         (e)    tabulate all proxies; and

         (f) prepare and mail all required federal, state and other income tax information to shareholders.

         Section 2. Dividend Disbursing Agent. The Agent shall be the dividend disbursing agent of the Fund and as such shall, in accordance with shareholders' instructions, disburse to shareholders the ordinary dividends and capital gains distributions allocable to their shares in the amounts directed by the Funds or, alternatively, cause such distributions to be reinvested in additional shares of the Fund for shareholders.

         Section 3. Staff. The Agent shall at all times maintain a staff of trained personnel for the purpose of performing its obligations under this Agreement. The Agent assumes no responsibility under this Agreement other than the services agreed to herein.

         Section 4. Fees. For the services of the Agent agreed herein to be rendered, the Funds shall pay to the Agent, quarterly, the fees provided in the schedule attached hereto as Exhibit A and by this reference made a part hereof.

         Section 5. Conformity to Corporate Instruments and Statutes. The Agent agrees that in all matters relating to the services to be performed by it herein, it will use its best efforts to act in conformity with the terms of the Certificate of Incorporation, By-Laws, Registration Statements and current Prospectus of the Fund. Each of the parties agrees that in all matters relating to the performance of this Agreement, it will use its best efforts to comply with the requirements of the Investment Company Act of 1940 and all other applicable laws and regulations. Nothing herein contained shall be deemed to relieve or deprive the Board of Trustees of the Fund of its responsibility for the conduct of the affairs of the Fund.


         Section 6. Limitation of Liability / Indemnification. The duties of Agent shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against Agent hereunder. Agent shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. (As used in this Section 6, the term "Agent" shall include directors, officers, employees and other agents of Agent, including affiliates of Agent, as well as Agent itself). Agent assumes no responsibility hereunder, and shall not be liable, for any damages, loss of data, delay or other loss whatsoever caused by events beyond its reasonable control.

         So long as Agent acts in good faith and without negligence in the performance of its duties, the Trust assumes full responsibility and shall indemnify Agent and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of Agent's actions taken or nonactions with respect to the performance of Services hereunder, or based, if applicable, upon reasonable reliance on information, records, instructions or requests given or made to Agent by a duly authorized representative of a Trust or the Trust. By way of clarification, and not by limitation, the foregoing references to actions taken by Agent which are subject to indemnification hereunder shall include the processing of certain purchase orders upon receipt and dispersing of payments to fund and annuity accounts, at the request of the Trust, in connection with mutual fund transactions, without having determined that the draft that was tendered for payment was drawn on good funds. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

         The rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Trust may be asked to indemnify or hold Agent harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that Agent will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust, but failure to do so in good faith shall not affect the rights of Agent hereunder.

         The Trust shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit involving the assertion of a claim or claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to Agent, whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, Agent shall bear the fees and expenses of any additional counsel retained by it. If the Trust does not elect to assume the defense of a suit, it will reimburse Agent for the reasonable fees and expenses of any counsel retained by Agent.

         Section 7. Services to Others. The Agent shall be free to render services of this or any other kind to any other person or organization, including other investment companies, and to engage in any other business or activity.

         Section 8. Records. The Agent shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to the Fund but not inconsistent with the rules and regulations of appropriate government authorities, in particular,
Section 31 of The Investment Company Act of 1940 as amended (the "Investment Company Act"), and the rules thereunder. The Agent agrees that all such records prepared or maintained by the Agent relating to the services to be performed by the Agent hereunder are the property of the Fund and will be preserved, maintained, and made available with such section and rules of the Investment Company Act and will be promptly surrendered to the Fund on and in accordance with its request.

         Section 9. Amendment. This Agreement, including the schedule attached hereto as Exhibit A, may be amended at any time by mutual written consent of the parties.

         Section 10. Value Fund Class R. This Agreement shall not apply to Class R shares of the Activa Value Fund.

         Section 11. Effective Date; Termination. This Agreement shall be effective on the date the Funds registration for the new series is effective, and may be terminated by either party hereto upon sixty (60) days' written notice to the other, provided that no such notice of termination given by the Agent to the Fund shall be effective unless and until a substitute person or entity has been engaged by the Fund to perform the services required hereunder for the Fund, or the Fund has certified to the Agent that other arrangements have been made by it to provide such services.

         IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first above written.

                                             ACTIVA MUTUAL FUND TRUST


                                             By /s/ Allan D. Engel
                                               ---------------------------------
                                                Allan D. Engel, President

                                             ACTIVA ASSET MANAGEMENT, LLC


                                             By /s/ Allan D. Engel
                                               ---------------------------------
                                                Allan D. Engel, President

                          TRANSFER AGENCY AND DIVIDEND
                           DISBURSING AGENCY AGREEMENT

                                    EXHIBIT A

          FUNDS                             EFFECTIVE DATE                      FEES
          -----                             --------------                      ----

Activa Intermediate Bond Fund               January 1, 2005                     $2.00 per month per account
                                                                                in existence during the month,
                                                                                payable monthly

Activa Value Fund-Class A                   January 1, 2005                     $2.00 per month per account
                                                                                in existence during the month,
                                                                                payable monthly.

Activa Growth Fund                          January 1, 2005                     $2.00 per month per account
                                                                                in existence during the month,
                                                                                payable monthly.

Activa International Fund                   January 1, 2005                     $2.00 per month per account
                                                                                in existence during the month,
                                                                                payable monthly.

                       This page intentionally left blank.

                               FIRST AMENDMENT TO
                            ADMINISTRATIVE AGREEMENT
                                     BETWEEN
                            ACTIVA MUTUAL FUND TRUST
                                       AND
                          ACTIVA ASSET MANAGEMENT, LLC

      THIS FIRST AMENDMENT to the Administrative Agreement dated June 3, 2004 is between ACTIVA MUTUAL FUND TRUST, a Delaware business trust (the "Trust") and each series of the Trust (the "Funds") and ACTIVA ASSET MANAGEMENT, LLC, a Michigan LLC (the "Administrator"). The Funds and Administrator hereby agree to amend Section 2 by eliminating Section 2 in its entirety and replacing it with the following:

      2.  ALLOCATION OF CHARGES AND EXPENSES.

          The Administrator shall pay the entire salaries and fees of all of the Trust's interested Trustees and officers who devote part or all of their time to the affairs of the Administrator, the salary of the Chief Compliance Officer (CCO) as approved by the disinterested Trustees provided the CCO is an employees of the Administrator, and their related expenses. The salaries, fees and expenses of such persons shall not be deemed to be expenses incurred by the Trust. Except as provided in the foregoing sentence, the Administrator shall not pay any expenses relating to the Trust or the Fund including, without implied limitation,

              (i) expenses of the Disinterested Trustees and Advisory Trustees, including out-of-pocket expenses, for serving as a Trustee and attending Trustee Meetings,

              (ii) expenses of maintaining the Fund and continuing its existence, (iii) registration of the Trust under the Investment Company Act of 1940,

              (iv) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments,

              (v) auditing, accounting, independent third party compliance review and legal expenses,

              (vi)     taxes and interest,

              (vii)    governmental fees,

              (viii) expenses of issue, sale, repurchase and redemption of shares,

              (ix) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefore,

              (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses,

              (xii)    association membership dues,

              (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping all funds, securities and other investments, keeping of books and accounts and determination of net asset values),

              (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund,

              (xv)     expenses for servicing shareholder accounts,

              (xvi) any direct charges to shareholders approved by the Trustees of the Trust, and

              (xvii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

      All other sections of the Agreement dated June 11, 1999 between the Trust and the Administrator are hereby ratified.

      IN WITNESS WHEREOF, the Funds and the Administrator have caused this First Amendment to be signed, as of the 3rd day of June 2004.

                                  ACTIVA MUTUAL FUND TRUST


                                  By: /s/ Allan D. Engel
                                          Allan D. Engel
                                          President


                                  ACTIVA ASSET MANAGEMENT, LLC


                                  By: /s/ Allan D. Engel
                                          Allan D. Engel
                                          President

ACTIVA [LOGO]


                                ACTIVA INTERMEDIATE BOND FUND
ANNUAL REPORT                       SUB-ADVISER: McDonnell Investment
DECEMBER 31, 2004                   Management, LLC

                                ACTIVA VALUE FUND
                                    SUB-ADVISER: Wellington Management, Co. LLP

                                ACTIVA GROWTH FUND
                                    SUB-ADVISER: State Street Research &
                                    Management Company

                                ACTIVA INTERNATIONAL FUND
                                    SUB-ADVISER: Nicholas-Applegate
                                    Capital Management



                                                      [LOGO] ACTIVA MUTUAL FUNDS

A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.

ACTIVA Mutual Funds Annual Report

Contents

                                                               Page

SHAREHOLDER LETTER                                               1

ACTIVA INTERMEDIATE BOND FUND                                    2

ACTIVA VALUE FUND                                                4

ACTIVA GROWTH FUND                                               6

ACTIVA INTERNATIONAL FUND                                        8

ACTIVA Additional Information                                   10

ACTIVA Officers and Trustees of the Fund                        11

SCHEDULE OF INVESTMENTS

    Activa Intermediate Bond Fund                               13

    Activa Value Fund                                           16

    Activa Growth Fund                                          21

    Activa International Fund                                   24

STATEMENT OF ASSETS AND LIABILITIES                             28

STATEMENT OF OPERATIONS                                         29

STATEMENT OF CHANGES IN NET ASSETS                              30

NOTES TO FINANCIAL STATEMENTS                                   32

FINANCIAL HIGHLIGHTS                                            36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         40


                                   Activa Mutual Funds
                                   2905 Lucerne SE, Suite 200
                                   Grand Rapids, Michigan 49546
                                   (616) 787-6288 (800) 346-2670
                                   www.activafunds.com

ANNUAL REPORT

DEAR SHAREHOLDERS:

I am pleased to provide you with the Annual Report to Shareholders for Activa Mutual Funds for the period ended December 31, 2004. As you will see in the Sub-Adviser's Management discussion of Fund performance for each of our individual funds, many investor concerns during 2004, including rising inflation, increased oil prices, acts of terrorism, turmoil in Iraq, and rising interest rates, continue to impact the investment climate.

Despite these ongoing influences in the market, much of 2004 saw the markets with slight positive returns with the final two months of the year experiencing a rebound in the equity indices causing the markets to end on a positive note. The Dow Jones Industrial Average finished the year up 5.3%, while double digit returns were experienced by both the Standard and Poor's 500 Index and the MSCI EAFE Index (International Stocks) which were up 10.9% and 20.7%, respectively.

Investors continued to show confidence in the markets by increasing their investments in mutual funds during 2004. Stock funds experienced the bulk of the net flows with net new cash flow increasing by $177.5 billion, their largest net inflow since 2000. Bond funds did not fare as well during 2004 as they experienced net outflow of $10.3 billion.

In the subsequent pages you will find the management discussion of fund performance by each of the Fund's Sub-Advisers. In addition, you will find additional graphic illustrations and tables highlighting the diversification and the significant holdings of each of the Funds.

The Mutual Fund industry in recent years has been challenged by regulators and investors to insure that Fund activities are undertaken with the best interest of shareholders in mind. As issues have arisen, the Funds have taken steps to protect your interests and safeguard your assets. Whether it be policies relative to confidentiality policies, market-timing activities, anti-money laundering activities, additional disclosure relative to fund operations and/or other regulatory requirements, we will do our best to protect your investments.

The Activa Funds were designed to give you the ability to implement your asset allocation strategies among various investment alternatives. In addition, it is our goal to provide access to different investment styles and managers by utilizing the resources of institutional investment managers as sub-advisers for the Funds. The same principles which we apply to the Funds themselves will be applied to and expected from the Sub-Advisers.

We continue to welcome the independent business owners of Alticor who receive part of their profit-sharing bonus in the Value Fund as shareholders. Whether you are a new or a continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective. In addition, should you want to convert those investment assets to an Individual Retirement Account or a profit sharing plan that you can adopt on behalf of your business, please let us know.

To help investors determine their personal asset allocation and investment needs the Activa Funds web-site offers a variety of financial calculations to help investors develop a plan. Please visit our web-site at WWW.ACTIVAFUNDS.COM to access the financial calculators, and to learn how you can develop a diversified portfolio using the Activa Funds.

We here at the Activa Funds thank you for your support of our Fund family. We will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,


/s/ Allan D. Engel

Allan D. Engel
President

                                            ACTIVA Mutual Funds Annual Report  1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

ECONOMIC REVIEW

The economic environment for 2004 was characterized by firming of US economic growth (with US real Gross Domestic Product expanding at nearly a 4% rate), commodity price pressures, US budget and trade deficits, a weaker US dollar and a tighter Fed monetary policy. In our view, the underlying economic strength coupled with the commodity price pressures contributed to an increase in the Consumer Price Index to an annual rate of 3.5%.

MARKET OVERVIEW

During 2004, as a result of the underlying economic strength, in five measured steps, the Federal Reserve increased the Federal Funds target rate from 1.00% at its June meeting to 2.25% at year end. The increase in the short term Fed Funds rate contributed to an overall flatter yield curve at the end of the period as shorter term interest rates moved higher in anticipation of tighter monetary policy while longer term rates actually declined. The yield difference between 2-year treasuries to 30-year treasuries decreased from 3.25% at December 31, 2003 to 1.76% at December 31, 2004. Overall, the 2-year treasury yield increased from 1.82% on December 31, 2003 to 3.07% on December 31, 2004, while the 30-year treasury yield decreased from 5.07% to 4.83% over the same period. At the same time the yield difference or spread between non-Treasury securities and Treasuries generally narrowed over the period.

FUND RETURN AND STRATEGY OVERVIEW

The Fund generated a total return of 3.86 percent for the year ended December 31, 2004, verses its benchmark Lehman Aggregate Bond Index (Index) which returned 4.34 percent for the same period. While the sector and yield curve decisions were positive, overall the Fund was negatively impacted by the more gradual increase in interest rates during the year than was expected. The Fund was positioned more defensively with respect to interest rate risk over the course of the year relative to the Index. In addition, the Fund's overweight in the finance corporate sub-sector contributed to a drag on relative performance as the finance sub-sector underperformed the broad corporate sector.

Overall returns were helped by the Fund's overweight position in corporate and asset and mortgage backed securities. In addition the Fund benefited from underweighting the middle of the yield curve (3 to 10-year maturity range). As of December 31, 2004, the Fund had a duration of approximately 4.3 years, which was comparable to the 4.4 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the corporate and asset- and mortgage-backed sectors. We believe the relative yield premiums offered by these sectors remain attractive and present positive total return opportunities. In addition, we remained underweight in the middle of the yield curve relative to the benchmark in anticipation of a less steep or flatter yield curve in a rising rate environment.

2  ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund continued

Quality Diversification as of 12/31/04

[PIE CHART]

BBB                                         16.0%
A                                           11.3%
AA                                           2.4%
AAA                                          6.8%
U.S. Government and U.S.
Government Agency Obligations               63.5%

[PIE CHART]

Maturity Schedule as of 12/31/04

Over 20% Years                                37%
Less than a Year                               2%
1-5 Years                                     26%
6-10 Years                                    14%
11-20 Years                                   21%

                                              AVERAGE ANNUAL TOTAL RETURN*
                                                 PERIODS ENDED 12/31/04
                                        ----------------------------------------
                                                                SINCE INCEPTION
                                         ONE YEAR   FIVE YEAR       8/30/99
Activa Intermediate Bond Fund             3.86%      6.87%          6.55%
Lehman Bros. Aggregate Bond Index**       4.34%      7.71%          7.42%


           Average Annual Return of the Activa Intermediate Bond Fund*

    Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from 8/30/99 through 12/31/04: Includes all fees

[LINE CHART]

                 Activa Intermediate       Lehman Bros.
     Date           Bond Fund             Aggregate Bond
 8/30/1999             10000                  10000
      1999             10063                  10104
      2000             11053                  11279
      2001             11991                  12229
      2002             13052                  13485
      2003             13507                  14039
      2004             14029                  14648


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses

                                            ACTIVA Mutual Funds Annual Report  3

ACTIVA Value Fund -- Wellington Management Co., LLP

MARKET COMMENT

Moderate economic strength and continued growth in corporate profits overshadowed investors' concern regarding rising inflation, increased oil prices, acts of terrorism, and turmoil in Iraq during the twelve-month period ended December 31, 2004. All major indexes posted positive returns during the period. Small caps remained strong, as the Russell 2000 Index gained 18.3% versus 11.4% for the Russell 1000 Index, capping the sixth-consecutive year of small cap outperformance relative to large cap. Value significantly outperformed growth, as the Russell 1000 Value Index returned 16.5% versus 6.3% for the Russell 1000 Growth. Within the Russell 1000 Value Index, all ten broad industry sectors posted positive returns. Energy and Utilities were the best performing sectors.

FUND REVIEW

The Activa Value Fund recorded positive performance of 15.40% net of expenses for the twelve-month period, but trailed the 16.49% return of the Russell 1000 Value index.

The Sub-Advisor uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. In addition, the Sub-Adviser uses an internally-developed, quantitative analytical approach to complement the fundamental research.

For the full year, the Fund's bottom-up investment approach produced positive benchmark-relative results in six of the ten broad market sectors. Strong stock selection within Consumer Discretionary and Financials contributed most to relative performance, while Materials and Information Technology detracted.

On an absolute basis, Bank of America (Financials) was a stand out performer as it continued to benefit from the acquisition of FleetBoston Financial. This period's performance was also helped by Canadian National Railway (Industrials), which rose due to the company's above average profit margins, materially better grain harvest market this year, and growing intermodal business segment. Exxon Mobil (Energy) advanced on robust earnings stemming from persistently high natural gas prices.

Positive results were partially offset by the decline of American Power Conversion (Industrials) and Hewlett-Packard (Information Technology), two holdings that the Fund held in the first half of 2004. American Power Conversion has a large market share in the consumer space, is trying to break into the very competitive industrial markets. Investors were disappointed by the magnitude of spending to support this penetration and lower than expected earnings guidance in April. Shares of Hewlett-Packard declined as investors were concerned about the weakness in the service area. King Pharmaceuticals (Health Care) also detracted from performance, as the stock fell due to poor earnings as inventories were brought down and generic drug competition increased.

4  ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund continued

Industry Sector Holdings as of 12/31/04

[PIE CHART]

Financials                                  31.6%
Energy                                      12.4%
Industrials                                 12.2%
Consumer Discretionary                       9.6%
Information Technology                       7.7%
Consumer Staples                             7.1%
Telecommunication Services                   4.7%
Health Care                                  4.6%
Utilities                                    4.3%
Materials                                    3.5%
Cash and Cash Equivalent                     2.3%


         Top Ten Holdings as of 12/31/04

BANK OF AMERICA CORP.                        5.4%
CITIGROUP, INC.                              4.9%
GENERAL ELECTRIC CO.                         3.3%
EXXON MOBIL CORP. COM                        3.2%
ALTRIA GROUP, INC.                           2.7%
TIME WARNER                                  2.6%
UNITED TECHNOLOGIES                          2.6%
CHEVRONTEXACO CORP.                          2.5%
CONOCOPHILLIPS                               2.4%
CANADIAN NATIONAL RAILWAY                    2.3%
FREDDIE MAC                                  2.2%

                                               AVERAGE ANNUAL TOTAL RETURN*
                                                  PERIODS ENDED 12/31/04
                                          --------------------------------------
                                           ONE YEAR     FIVE YEAR     TEN YEAR
Activa Value Fund**                         15.40%       5.18%         10.05%
Russell 1000 Value Index***                 16.49%       5.27%         13.82%
S&P 500 Index****                           10.87%      -2.30%         12.07%

                Average Annual Return of the Activa Value Fund*

   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/94 through 12/31/04

[LINE CHART]

    Date        Activa Value Fund     Russell 1000 Value     S&P 500
12/31/1994            10000                  10000            10000
      1995            13055                  13835            13753
      1996            16082                  16829            16911
      1997            19699                  22749            22552
      1998            21702                  26305            29002
      1999            20247                  28238            35104
      2000            23045                  30218            31910
      2001            21421                  28529            28112
      2002            17593                  24101            21902
      2003            22584                  31339            28182
      2004            26062                  36506            31245


   * The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3%. The prior sales charge is not included in the performance illustrations. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which became effective on that date and was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

  ** Wellington Asset Management, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

 *** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                            ACTIVA Mutual Funds Annual Report  5

ACTIVA Growth Fund -- State Street Research & Management Company

PORTFOLIO REVIEW

After three quarters of relatively flat returns, equity markets rallied during the fourth quarter as worries over the presidential election, energy costs, terrorism, Iraq and interest rates subsided. The Activa Large-Cap Growth approach benefited from the year-end rally, by outperforming its benchmark in 2004, the Russell 1000(R) Growth, by returning 9.61% vs. 6.30%. Strong stock selection across sectors and industries keyed gains within the portfolio, and stocks within consumer discretionary, health care and materials and processing made the most significant contributions. Select disappointments in technology and producer durables modestly detracted from returns. Additionally, our above-benchmark exposure to energy bolstered performance.

Good stock selection within consumer discretionary was central to providing strong returns during the period. Although a diverse group of stocks helped to boost returns in the sector, consumer electronics stocks such as Yahoo!
and Harman International provided the largest contributions. Yahoo! has capitalized on its leadership position among search engines and continued robust spending on Internet advertising. At Harman, a high-end audio video equipment manufacturer, the company's success in providing auto "info-tainment" systems in luxury vehicles is fueling growth. The portfolio's exposure to energy stocks also aided returns during the year. Our holdings benefited from elevated commodity prices in 2004. Higher coal prices boosted profit margins at Consol Energy and EOG Resources capitalized on high oil and natural gas prices. Within the health care sector our underweight position in Pfizer helped returns as the drugmaker's shares suffered during the year. Pharmaceutical stocks continue to struggle, as safety questions continue to emerge about some of the most popular and best-known drugs. Additionally, our avoidance of both Eli Lilly and Merck aided performance as their shares also declined over drug concerns late in the year.

In contrast, security selection within producer durables and technology dampened return comparisons. Within technology a small position in Linux provider Red Hat proved costly as internal turmoil, put downward pressure on its stock price. Investor sentiment moved away from several semiconductor stocks during the first half of the year, detracting from portfolio returns. As heightened inventories and waning demand continued to drive stock prices down, we reduced our exposure to semiconductors in the portfolio during the latter part of the year. Our less-than benchmark positioning helped to offset many of the earlier losses. Within producer durables, power protection provider American Power Conversion hampered performance.

In the current environment, we believe the balanced makeup of the portfolio is critical to delivering strong absolute and relative gains for our clients. We have made a number of adjustments within the portfolio over the last few months. We increased our relative weighting in health care management services, initiating positions in Aetna and PacifiCare Health Systems in anticipation of rising earnings estimates. Within financial services we eliminated our position in electronic payment processor First Data Corp. due to weakening confidence in future growth prospects. In the technology area, we continue to have more of an emphasis on stable growth stocks, although we are uncovering some accelerating earnings opportunities. We initiated a position in EMC during the quarter as the company should benefit from a more robust product mix, and is poised to accelerate earnings in 2005. Additionally, increased confidence in Intel led us to add to our position.

6  ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

Industry Sector Holdings as of 12/31/04

[PIE CHART]

Information Technology                      24.9%
Consumer Staples                             4.3%
Energy                                       4.0%
Financials                                  11.3%
Consumer Discretionary                      17.3%
Industrials                                  8.9%
Health Care                                 20.6%
Cash                                         3.3%
Other                                        5.4%

          Top Ten Holdings as of 12/31/04

MICROSOFT                                    4.0%
GENERAL ELECTRIC CO.                         3.7%
NOVARTIS AG - ADR                            3.0%
DELL, INC.                                   2.8%
INTEL CORPORATION                            2.8%
TYCO INTERNATIONAL                           2.8%
EBAY, INC.                                   2.6%
UNITEDHEALTH GROUP INC.                      2.6%
JOHNSON & JOHNSON                            2.5%
TARGET CORP                                  2.5%
YAHOO!, INC.                                 2.5%

                                               AVERAGE ANNUAL TOTAL RETURN*
                                                  PERIODS ENDED 12/31/04
                                       -----------------------------------------
                                                                 SINCE INCEPTION
                                       ONE YEAR     FIVE YEAR       8/30/99
Activa Growth Fund                      9.61%       -8.69%          -5.90%
Russell 1000 Growth Index***            6.30%       -9.30%          -5.20%
S&P 500 Index**                        10.87%       -2.30%          -0.11%

                Average Annual Return of the Activa Growth Fund*

   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/04: Includes all fees

[LINE CHART]

        Activa Growth Fund   Russell 1000   S&P 500 Index
                10000           10000          10000
                11380           12252          11173
                10136            9504          10155
                 7740            7562           8947
                 5132            5453           6970
                 6597            7075           8969
                 7231            7521           9944

   * The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

  ** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

 *** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

                                            ACTIVA Mutual Funds Annual Report  7

ACTIVA International Fund -- Nicholas Applegate Capital Management

The Activa International Equity portfolio returned 13.80% versus a return of 20.70% for the MSCI EAFE Index for the year ended December 31, 2004. The MSCI EAFE Value Index was up 24.3% demonstrating the continued surge in value stocks. In the non-U.S. markets growth has trailed value for the last five calendar years. Although this has been frustrating it also is presenting unusual opportunities to buy companies with strong earnings growth that are trading at especially attractive multiples. For the fourth quarter of 2004, the portfolio inched slightly ahead of the benchmark posting a net gain of 15.3%, with the index up 15.2%.

Both U.S. and international equity markets extended November's gains into December and capped 2004 with robust performance across the board, despite an uncertain environment characterized by rising interest rates, higher oil prices and the ongoing war in Iraq. In the final weeks of the year, trading volume was thin as investors geared up for the holidays, but the markets reacted favorably to easing oil prices, increased merger activity and rosy outlooks from such industry leaders as General Electric.

Specifically, international developed and emerging market equities performed in line with their U.S. counterparts in December, but generally outperformed during 2004. Strong relative performance in 2004 was due in large part to foreign currency appreciation, which resulted in robust returns for dollar denominated investments in non-U.S. equities. During the final month of the year, equities in Asia outperformed those in Europe. Weakness in Norway and Finland moderated gains in European stocks, while Japan led the Asian region. Economic news was largely uninspiring in December throughout much of the world.

On a regional basis, the portfolio continued to maintain a significant allocation to emerging markets with a 15% weighting in Asia Pacific and Latin America. In Mexico, the portfolio was overweighted versus the index (MSCI EAFE has 0% weighting in Mexico). The portfolio had a 3.37% position in America Movil of Mexico (the leading Latin American mobile phone service provider) which was the best performing stock in the portfolio, up almost 90% for the year. The portfolio also benefited from positive stock selection in Japan and Hong Kong. In Japan, Mizuho Financial Group, the largest bank in Japan was up over 65% for the year benefiting from news that the company raised its forecasts for 2005 net profit. The portfolio was underweight in Europe, which hurt performance as the Euro strengthened during the year.

On a sector basis, stock selection for the year was positive in Telecommunication Services, Consumer Staples and Energy. Given the erosion in oil prices, it's no surprise that Energy stocks were among the weakest performers in the index moving through the fourth quarter. Detracting from performance during the year was weak stock selection and sector overweight in Information Technology.

Turning to portfolio positioning, we are overweight Consumer Discretionary, Financials, and Telecom Services stocks and underweight Healthcare, Consumer Staples and Utilities. These sector positions haven't changed much over the last several quarters. The characteristics are also consistent with what you would expect from a growth portfolio; forecasted earnings growth rates and forward P/E ratios are both ahead of the non-style and growth indices. We continue to reduce the number of names in the portfolio and increase stock-specific risk.


Industry Sector Holdings as of 12/31/04

[PIE CHART]

Consumer Discretionary                      16.9%
Consumer Staples                             7.2%
Energy                                       5.3%
Financials                                  20.1%
Health Care                                  6.0%
Industrials                                 10.6%
Information Technology                       7.7%
Materials                                    8.3%
Telecommunication Services                  14.4%
Utilities                                    0.9%
Cash                                         2.6%

8  ACTIVA Mutual Funds Annual Report

ACTIVA International Fund continued

Country Breakdown as of 12/31/04

[PIE CHART]

Other                                       26.5%
Japan                                       18.1%
Germany                                      9.1%
Switzerland                                  7.2%
France                                       6.7%
Italy                                        4.5%
Canada                                       4.3%
Hong Kong                                    4.1%
Netherlands                                  3.8%
United Kingdom                              15.7%


             Top Ten Holdings as of 12/31/04

AMERICA MOVIL S-L - ADR                      3.4%
ESPRIT HOLDINGS LIMITED                      2.4%
CARNIVAL PLC                                 2.3%
MAN GROUP PLC                                2.0%
SANOFI-SYNTH (FFR)                           2.0%
SUMITOMO MITSUI FINANCIAL                    2.0%
MIZUHO FINANCIAL GROUP                       2.0%
NOVARTIS AG-REG                              2.0%
MORRISON (WM.) SUPER                         1.9%
HUTCHISON WHAMPOA                            1.9%
BAYER AG                                     1.8%

                                             AVERAGE ANNUAL TOTAL RETURN*
                                                PERIODS ENDED 12/31/04
                                      ------------------------------------------
                                                                SINCE INCEPTION
                                      ONE YEAR     FIVE YEAR        8/30/99
Activa International Fund             13.80%       -8.67%          -1.89%
MSCI EAFE Index**                     20.70%       -0.80%           2.38%
S&P 500 Index***                      10.87%       -2.30%          -0.11%

            Average Annual Return of the Activa International Fund*

   Growth of an assumed $10,000 investment in Activa International Fund from
                   8/30/99 through 12/31/04: Includes all fees


[LINE CHART]

                                     Activa
MSCI EAFE Index     S&P 500    International Fund
    10000            10000          10000
    11800            11173          14200
    10153            10155          10605
     7999             8947           7534
     6747             6970           6011
     9389             8969           7928
    11333             9944           9022


   * The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

  ** THE MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

 *** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                            ACTIVA Mutual Funds Annual Report  9

ACTIVA Additional Information

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.



                                 EXPENSES PAID DURING THE PERIOD

                                              BEGINNING       ENDING       EXPENSES
                                               ACCOUNT        ACCOUNT        PAID       ANNUALIZED
                                               VALUE,         VALUE,        DURING       EXPENSE
                                               7/1/04        12/31/04      PERIOD*        RATIO
                                              ----------     ---------     --------     ----------
Activa Intermediate Bond             Actual   $ 1,000.00     $1,041.10       $3.75        0.73%
                               Hypothetical   $ 1,000.00     $1,021.33       $3.72        0.73%

Activa Value Fund Class A            Actual   $ 1,000.00     $1,126.90       $6.36        1.19%
                               Hypothetical   $ 1,000.00     $1,019.02       $6.06        1.19%

Activa Value Fund Class R            Actual   $ 1,000.00     $1,127.40       $6.52        1.22%
                               Hypothetical   $ 1,000.00     $1,018.87       $6.21        1.22%

Activa Growth Fund                   Actual   $ 1,000.00     $1,067.50       $7.02        1.35%
                               Hypothetical   $ 1,000.00     $1,018.21       $6.87        1.35%

Activa International Fund            Actual   $ 1,000.00     $1,120.70       $9.06        1.70%
                               Hypothetical   $ 1,000.00     $1,016.45       $8.65        1.70%


* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OTHER INFORMATION

PROXY VOTING GUIDELINES

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2004 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.

10  ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2004 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as Trustee:



                                                                                                             NUMBER OF
                                                                                                            PORTFOLIOS      OTHER
                                                                                                              IN FUND     DIRECTOR-
                                                          TERM OF                                             COMPLEX       SHIPS
        NAME AND                                       OFFICE/LENGTH        PRINCIPAL OCCUPATION            OVERSEEN BY    HELD BY
        ADDRESS          AGE      OFFICE HELD          OF TIME SERVED          LAST FIVE YEARS               DIRECTOR     DIRECTOR
---------------------- ------  -------------------    ---------------  ----------------------------------   -----------   --------
INTERESTED TRUSTEE
----------------------
James J. Rosloniec*      59    Trustee of the Fund    Perpetual / 24   President & Chief Operating              4          None
2905 Lucerne SE                                                        Officer, JVA Enterprises, LLC.
Suite 200                                                              President, Chief Executive Officer
Grand Rapids,                                                          and Director, Activa Holdings Corp.
Michigan                                                               Formerly, Vice President-Audit and
49546                                                                  Control, Amway Corporation (1991-
                                                                       2000); Director, Vice President
                                                                       and Treasurer of Amway Management
                                                                       Company (1984-1999); Trustee,
                                                                       President and Treasurer, Amway
                                                                       Mutual Fund, (1981-1999);
                                                                       President and Treasurer, Activa
                                                                       Mutual Fund Trust (1999-2002).

ADVISORY TRUSTEE
----------------------
Joseph E. Victor, Jr.    57    Advisory Trustee of    Perpetual / 4    President and Chief Executive            4          None
2905 Lucerne SE,               the Fund                                Officer, Marker Net, Inc. (Crown
Suite 200                                                              Independent Business Owner
Grand Rapids,                                                          affiliated with Quixtar, Inc.)
Michigan 49546

DISINTERESTED TRUSTEES
----------------------
Donald H. Johnson        74    Trustee of the Fund    Perpetual / 12   Retired, Former Vice President-          4          None
2905 Lucerne SE,                                                       Treasurer, SPX Corporation.
Suite 200
Grand Rapids,
Michigan 49546

Walter T. Jones          62    Trustee of the Fund    Perpetual / 13   Retired, Former Senior Vice              4          None
936 Sycamore Ave.                                                      President-Chief Financial Officer,
Holland, Michigan                                                      Prince Corporation.
49424

Richard E. Wayman        70    Trustee of the Fund    Perpetual / 7    Retired, Former Finance Director,        4          None
24578 Rutherford                                                       Amway Corporation.
Ramona, California
92065

OFFICER
----------------------
Allan D. Engel**         52    President, Secretary   Perpetual / 24   Vice President, Real Estate             N/A          N/A
2905 Lucerne SE,               and Treasurer of the                    Operations and Secretary-Activa
Suite 200                      Fund; President, and                    Holdings Corp. Formerly, Sr.
Grand Rapids,                  Secretary of the                        Manager, Investments and Real
Michigan                       Investment Adviser.                     Estate, Amway Corporation;
49546                                                                  Director, President and Secretary of
                                                                       Amway Management Company
                                                                       (1981-1999); Trustee, Activa
                                                                       Mutual Fund Trust (1999-2004);
                                                                       Trustee, Vice President and
                                                                       Secretary, Amway Mutual Fund
                                                                       (1981-1999); Vice President and
                                                                       Assistant Treasurer, Activa Mutual
                                                                       Fund Trust (1999-2002).


                                           ACTIVA Mutual Funds Annual Report  11

ACTIVA Officers and Trustees of the Fund continued

The following table summarizes Trustee compensation which was paid by Activa Asset Management LLC during the year ended December 31, 2004:



                                        PENSION OR
                                        RETIREMENT
                                         BENEFITS
                                        ACCRUED AS    ESTIMATED ANNUAL         TOTAL
  NAME OF PERSON,          TRUSTEE        PART OF         BENEFITS         COMPENSATION
     POSITION           COMPENSATION   FUND EXPENSES   UPON RETIREMENT   PAID TO TRUSTEES
----------------------  ------------   -------------  ----------------   ----------------
INTERESTED TRUSTEE
----------------------
James J. Rosloniec*        $8,000           -0-              -0-              $8,000
Trustee

ADVISORY TRUSTEE
----------------------
Joseph E. Victor, Jr.      $8,000           -0-              -0-              $8,000
Advisory Trustee

DISINTERESTED TRUSTEES
----------------------
Donald H. Johnson          $8,000           -0-              -0-              $8,000
Trustee

Walter T. Jones            $8,000           -0-              -0-              $8,000
Trustee

Richard E. Wayman          $8,000           -0-              -0-              $8,000
Trustee

OFFICER
----------------------
Allan D. Engel**           $8,000           -0-              -0-              $8,000
Trustee


* Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

** Mr. Engel was a Trustee during 2004 resigning his position as Trustee as of December 31, 2004.

Fees paid to all Trustees during the year ended December 31, 2004, amounted to $48,000.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.

12  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/04



                                                                        % OF          SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS      PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
US TREASURY NOTES                                                            8.5%
       U.S. TREASURY NOTES, 6.5%, 11/15/26                                             1,000,000  $    1,215,190
       U.S. TREASURY NOTES, 5.5%, 8/15/28                                                500,000         541,328
       U.S. TREASURY NOTES, 6.875%, 5/15/06                                            3,000,000       3,159,729
       U.S. TREASURY NOTES, 2.625%, 11/15/06                                          10,000,000       9,925,000
                                                                                                  --------------
                                                                                                      14,841,247
                                                                                                  --------------
US TREASURY BONDS                                                            3.3%
       U.S. TREASURY BONDS, 8.125%, 8/15/19                                            1,700,000       2,320,900
       U.S. TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                         900,000       1,434,495
       U.S. TREASURY INFLATION INDEX BOND (TIP), 3.875%, 1/15/09                       1,500,000       1,957,526
                                                                                                  --------------
                                                                                                       5,712,921
                                                                                                  --------------
US TREASURY STRIPS - PRINCIPAL ONLY                                          0.5%
       STRIP PRINC, 5/15/18                                                            1,570,000         832,806
                                                                                                  --------------
FEDERAL HOME LOAN BANK                                                       2.8%
       FEDERAL HOME LOAN BANK, 2.25%, 5/15/06                                          5,000,000       4,944,840
                                                                                                  --------------
FEDERAL HOME LOAN MORTGAGE                                                   9.0%
       FREDDIE MAC GOLD, 5.5%, 12/1/32                                                 1,197,011       1,218,383
       FREDDIE MAC, 8.0%, 3/1/30                                                         551,588         597,955
       FREDDIE MAC, 5.0%, 7/1/34                                                       3,176,724       3,157,766
       FREDDIE MAC, 6.5%, 12/15/22                                                       169,399         169,318
       FREDDIE MAC, 4.25%, 6/15/05                                                     2,750,000       2,770,625
       FREDDIE MAC, 5.5%, 5/15/28                                                      3,000,000       3,092,033
       FREDDIE MAC, 5.0%, 4/15/18                                                      2,250,000       2,279,674
       FREDDIE MAC, 4.5%, 4/15/26                                                      2,500,000       2,531,532
                                                                                                  --------------
                                                                                                      15,817,286
                                                                                                  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       29.9%
       FANNIE MAE, 7.125%, 1/15/30                                                     3,000,000       3,785,910
       FANNIE MAE, 6.5%, 9/1/29                                                          284,510         298,912
       FANNIE MAE, 4.5%, 9/1/18                                                        3,466,800       3,456,736
       FANNIE MAE, 5.0%, 12/1/33                                                       2,454,479       2,440,848
       FANNIE MAE, 6.0%, 4/1/14                                                          262,719         275,937
       FANNIE MAE, 6.0%, 2/1/29                                                          371,829         385,888
       FANNIE MAE, 6.0%, 1/1/29                                                          523,086         542,864
       FANNIE MAE, 6.5%, 3/1/29                                                          499,991         525,616
       FANNIE MAE, 6.5%, 3/1/29                                                          438,791         461,279
       FANNIE MAE, 6.0%, 4/1/14                                                          538,340         565,257
       FANNIE MAE, 6.5%, 7/1/32                                                        3,099,659       3,254,432
       FANNIE MAE, 6.5%, 9/1/18                                                        2,107,274       2,235,639
       FANNIE MAE, 6.5%, 10/1/31                                                         954,016       1,001,717
       FANNIE MAE, 6.5%, 5/1/32                                                        1,229,687       1,291,088
       FANNIE MAE, 5.5%, 2/1/33                                                        1,273,815       1,294,698
       FANNIE MAE, 5.5%, 4/1/33                                                          904,303         918,848
       FANNIE MAE, 4.5%, 8/1/19                                                        3,198,987       3,191,813
       FANNIE MAE, 5.0%, 8/1/33                                                        3,554,198       3,534,459
       FANNIE MAE, 5.0%, 11/1/19                                                       4,929,832       5,013,476
..      FANNIE MAE, 5.0%, 6/1/34                                                        1,228,190       1,219,287
       FANNIE MAE, 5.0%, 7/1/19                                                        5,543,859       5,637,062
       FANNIE MAE, 5.0%, 8/1/19                                                        3,446,438       3,504,379
       FANNIE MAE, 6.0%, 10/1/34                                                       5,875,613       6,080,642
       FANNIE MAE PL 807595, 4.5%, 12/1/34                                             1,325,002       1,281,900
                                                                                                  --------------
                                                                                                      52,198,687
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  13

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     9.5%
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 5.0%, 8/15/33                         1,659,637  $    1,662,196
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 5.0%, 6/15/34                         3,649,398       3,655,025
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.0%, 12/15/31                        1,054,362       1,094,930
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 11/15/31                          470,851         500,607
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.0%, 10/15/32                        1,730,681       1,795,495
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.5%, 5/15/29                           751,159         791,999
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 12/15/28                          242,461         258,144
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 9/15/29                           144,123         153,356
       GOVERNMENT NATIONAL SINGLE FAMILY, 6.5%, 8/15/31                                1,527,064       1,609,380
       GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 12/15/29                                 809,517         861,615
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 4.5%, 4/15/18                         2,300,201       2,315,112
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 3.407%, 7/16/21                       2,000,000       1,966,063
                                                                                                  --------------
                                                                                                      16,663,922
                                                                                                  --------------
CORPORATE BONDS - 36.5%
AUTOMOTIVE                                                                   1.1%
       DAIMLERCHRYSLER, 7.2%, 9/1/09                                                     775,000         863,156
       FORD MOTOR COMPANY, 7.45%, 7/16/31                                                575,000         579,971
       GENERAL MOTORS, 8.375%, 7/15/33                                                   550,000         571,313
                                                                                                  --------------
                                                                                                       2,014,440
                                                                                                  --------------
BANKING AND FINANCIAL SERVICES                                              14.7%
       AMERICAN GENERAL FINANCE, 4.5%, 11/15/07                                        1,800,000       1,835,131
       BANK OF AMERICA CORP., 3.875%, 1/15/08                                          1,500,000       1,512,769
       CITIGROUP, INC., 7.375%, 4/2/07                                                 1,800,000       1,944,562
       CAPITAL ONE BANK, 4.875%, 5/15/08                                               1,250,000       1,284,762
       COUNTRYWIDE HOME LOAN, 4.0%, 3/22/11                                            1,790,000       1,742,710
       DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                          500,000         548,362
       FIRST DATA CORP., 4.7%, 11/1/06                                                 1,750,000       1,789,893
       GOLDMAN SACHS CAPITAL I, 6.345%, 2/15/34                                          900,000         940,345
       INTERNATIONAL LEASE FIN., 5.875%, 5/1/13                                        1,500,000       1,593,762
       JP MORGAN CHASE, 5.125%, 9/15/14                                                1,250,000       1,260,586
       JP MORGAN CHASE COMMERCIAL MORTGAGE SEC., 4.223%, 1/15/42                       1,500,000       1,507,494
       LEHMAN BROTHERS HOLDINGS, INC., 8.25%, 6/15/07                                  1,750,000       1,942,463
       MELLON CAP II, 7.995%, 1/15/27                                                  2,040,000       2,254,182
       PSE&G TRANSITION FUNDING LLC., 6.45%, 3/15/13                                   1,450,000       1,612,125
       VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                     1,239,632       1,263,163
       WELLS FARGO & CO., 5.9%, 5/21/06                                                2,500,000       2,590,625
                                                                                                  --------------
                                                                                                      25,622,934
                                                                                                  --------------
BROADCASTING                                                                 0.6%
       COMCAST CORP., 6.5%, 1/15/15                                                    1,000,000       1,113,642
                                                                                                  --------------
COMMERCIAL SERVICES                                                          1.8%
       ARAMARK SERVICES, INC., 7.0%, 7/15/06                                           1,550,000       1,623,625
       CENDANT CORP., 7.375%, 1/15/13                                                  1,300,000       1,506,212
                                                                                                  --------------
                                                                                                       3,129,837
                                                                                                  --------------
DIVERSIFIED                                                                  0.9%
       GENERAL ELECTRIC CAP. CORP., 5.875%, 2/15/12                          0.9%      1,500,000       1,625,625
                                                                                                  --------------
ELECTRIC UTILITY                                                             3.8%
       AMERICAN ELECTRIC POWER, 5.375%, 3/15/10                                        1,150,000       1,204,746
       PACIFIC GAS & ELEC., 4.8%, 3/1/14                                               1,725,000       1,722,112
       PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                   3,385,000       3,763,058
                                                                                                  --------------
                                                                                                       6,689,916
                                                                                                  --------------


      The accompanying notes are an integral part of these financial statements.

14  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
FINANCIAL SERVICES                                                           2.1%
       CITIGROUP COMMERCIAL MORTGAGE TRUST, 4.733%, 10/15/41                           1,500,000  $    1,507,401
       HOUSEHOLD FINANCE, 6.4%, 6/17/08                                                1,150,000       1,241,673
       ISTAR FINANCIAL, INC.                                                             880,000         894,026
                                                                                                  --------------
                                                                                                       3,643,100
                                                                                                  --------------
FOREST PRODUCTS                                                              0.7%
       WEYERHAEUSER CO., 7.375%, 3/15/32                                               1,100,000       1,308,628
                                                                                                  --------------
HEALTH CARE                                                                  0.9%
       AETNA, INC., 7.375%, 3/1/06                                                     1,500,000       1,561,875
                                                                                                  --------------
HOTELS AND LODGING                                                           0.5%
       HARRAHS OPERATING CO., INC., 5.375%, 12/15/13                                     875,000         881,142
                                                                                                  --------------
OIL & EXPLOR PROD & SER                                                      1.2%
       ENCANA CORP., 4.75%, 10/15/13                                                   1,000,000         994,120
       PEMEX PROJECT FUNDING MASTER TR.,  8.5%, 2/15/08                                1,000,000       1,130,000
                                                                                                  --------------
                                                                                                       2,124,120
                                                                                                  --------------
OIL & GAS TRANSMISSION                                                       0.5%
       KERR-MCGEE CORP., 6.95%, 7/1/24                                                   785,000         870,369
                                                                                                  --------------
RAILROADS                                                                    1.2%
       BRIT. SKY BROADCA. BSY, 8.2%, 7/15/09                                           1,000,000       1,157,022
       BURLINGTON/SANTA, 4.3%, 1/1/13                                                    925,000         897,770
                                                                                                  --------------
                                                                                                       2,054,792
                                                                                                  --------------
REAL ESTATE                                                                  1.2%
       ERP OPERATING LP.,  5.25%,  9/15/14                                               900,000         913,500
       PULTE HOMES, INC., 6.375%, 5/15/33                                              1,100,000       1,093,125
                                                                                                  --------------
                                                                                                       2,006,625
                                                                                                  --------------
TRANSPORTATION & SHIPPING                                                    1.5%
       BELLSOUTH CORPORATION, 5.2%, 9/15/14                                            1,000,000       1,021,154
       FEDEX CORP., 6.875%, 2/15/06                                                    1,500,000       1,553,996
                                                                                                  --------------
                                                                                                       2,575,150
                                                                                                  --------------
TELECOMMUNICATIONS                                                           3.8%
       AOL TIME WARNER, 7.625%, 4/15/31                                                  750,000         910,172
       DEUTSCHE TELEKOM INT. FIN., 8.5%, 6/15/10                                       1,000,000       1,192,703
       FRANCE TELECOM, 8.5%, 3/1/11                                                      800,000       1,087,680
       MOTOROLA,, INC., 7.625%, 11/15/10                                               1,000,000       1,161,360
       SPRINT CAPITAL CORP., 8.75%, 3/15/32                                              750,000       1,002,308
       VERIZON GLOBAL FUNDING CORP., 7.75%, 6/15/32                                    1,000,000       1,251,699
                                                                                                  --------------
                                                                                                       6,605,922
                                                                                                  --------------

TOTAL CORPORATE BONDS                                                                                 63,828,117
                                                                                                  --------------

TOTAL FIXED INCOME - 100% (Cost $171,992,495)                                                     $  174,839,826
                                                                                                  ==============


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  15

ACTIVA Schedule of Investments
VALUE FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
US TREASURY BILLS - 0.1%                                                     0.1%
       U.S. TREASURY BILLS, DN, 3/24/05                                                  100,000  $       99,522
                                                                                                  --------------
TOTAL US TREASURY BILLS (Cost $99,512)                                                                    99,522
                                                                                                  --------------
COMMON STOCKS 99.9%
AEROSPACE                                                                    3.6%
       UNITED DEFENSE INDS., INC.                                                        *24,300       1,148,175
       UNITED TECHNOLOGIES                                                                29,336       3,031,876
                                                                                                  --------------
                                                                                                       4,180,051
                                                                                                  --------------
AGRICULTURE                                                                  0.3%
       BUNGE LIMITED                                                                      *7,300         416,173
                                                                                                  --------------
BANKING                                                                     18.3%
       BANK OF AMERICA CORP.                                                             135,730       6,377,953
       CITIGROUP, INC.                                                                   121,672       5,862,157
       COMERICA, INC.                                                                     37,860       2,310,217
       HIBERNIA CORP.                                                                     16,819         496,329
       KEYCORP                                                                            32,700       1,108,530
       MBNA CORPORATION                                                                   23,400         659,646
       NATIONAL CITY CORP.                                                                18,800         705,940
       UNIONBANCAL CORPORATION                                                            17,809       1,148,324
       UBS AG-REGISTERED                                                                  30,772       2,579,924
                                                                                                  --------------
                                                                                                      21,249,020
                                                                                                  --------------
BEVERAGES - DOMESTIC                                                         1.8%
       COCA-COLA COMPANY                                                                  13,200         549,516
       PEPSICO, INC.                                                                      29,700       1,550,340
                                                                                                  --------------
                                                                                                       2,099,856
                                                                                                  --------------
BIOTECHNOLOGY                                                                0.4%
       MILLENNIUM PHARMACEUTICALS                                                        *35,500         430,260
                                                                                                  --------------
BUILDING PRODUCTS                                                            0.5%
       SHERWIN-WILLIAMS & CO.                                                             12,700         566,801
                                                                                                  --------------
BUSINESS SERVICES                                                            0.9%
       FIRST DATA CORP.                                                                   24,000       1,020,960
                                                                                                  --------------
CHEMICALS                                                                    1.4%
       AIR PRODUCTS & CHEMICALS                                                           16,700         968,099
       PPG INDUSTRIES, INC.                                                                5,000         340,800
       ROHM & HAAS COMPANY                                                                 8,226         363,836
                                                                                                  --------------
                                                                                                       1,672,735
                                                                                                  --------------
COMMERCIAL SERVICES                                                          0.3%
       CENDANT CORP.                                                                      14,812         346,305
                                                                                                  --------------
COMPUTER SOFTWARE                                                            1.3%
       DST SYSTEMS, INC.                                                                  *7,000         364,840
       MICROSOFT CORP.                                                                    21,100         563,581
       ORACLE CORP.                                                                      *41,800         573,496
                                                                                                  --------------
                                                                                                       1,501,917
                                                                                                  --------------


      The accompanying notes are an integral part of these financial statements.

16  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
CONSTRUCTION - DOMESTIC                                                      0.2%
       CENTEX CORPORATION                                                                  4,000  $      238,320
                                                                                                  --------------
CONSTRUCTION - FOREIGN                                                       0.6%
       ACCENTURE LTD.                                                                     *2,900         699,300
                                                                                                  --------------
CONSUMER GOODS & SERVICES                                                    0.6%
       GILLETTE CO.                                                                       14,365         643,265
                                                                                                  --------------
COSMETICS                                                                    1.1%
       KIMBERLY-CLARK CORP.                                                               18,600       1,224,066
                                                                                                  --------------
DEFENSE                                                                      1.4%
       GENERAL DYNAMICS                                                                   15,822       1,654,981
                                                                                                  --------------
ELECTRIC UTILITY                                                             2.1%
       AMERICAN ELECTRIC POWER                                                            43,700       1,500,658
       EXELON CORP.                                                                       21,560         950,149
                                                                                                  --------------
                                                                                                       2,450,807
                                                                                                  --------------
ELECTRICAL EQUIPMENT                                                         3.8%
       FAIRCHILD SEMICONDUCTOR INTL.                                                     *10,569         171,852
       GENERAL ELECTRIC & CO.                                                            108,000       3,942,000
       NISOURCE INCORPORATION                                                            *13,800         314,364
                                                                                                  --------------
                                                                                                       4,428,216
                                                                                                  --------------
ELECTRONICS                                                                  1.9%
       FREESCALE SEMICONDUCTOR                                                           *11,092         203,649
       MOTOROLA, INC. CL B                                                                93,864       1,614,461
       TEKTRONIX INC.                                                                     12,000         362,520
                                                                                                  --------------
                                                                                                       2,180,630
                                                                                                  --------------
ENERGY                                                                       1.0%
       XCEL ENERGY, INC.                                                                 *63,700       1,159,340
                                                                                                  --------------
ENTERTAINMENT                                                                0.8%
       FOX ENTERTAINMENT GRP., INC. CL A                                                 *29,300         915,918
                                                                                                  --------------
ENVIRONMENTAL SERVICES                                                       0.5%
       WASTE MANAGEMENT, INC.                                                             18,800         562,872
                                                                                                  --------------
FINANCIAL SERVICES                                                           7.8%
       AMBAC FINANCIAL GROUP, INC.                                                        10,700         878,791
       CAPITAL ONE FINANCIAL                                                             *25,438       2,142,134
       COUNTRYWIDE CREDIT IND., INC.                                                      34,520       1,277,585
       FREDDIE MAC                                                                        35,257       2,598,441
       GOLDEN WEST FINANCIAL CORP.                                                        15,746         967,120
       ISTAR FINANCIAL, INC.                                                              14,900         674,374
       MORGAN STANLEY DEAN WITTER DISCOVERY                                               10,333         573,688
                                                                                                  --------------
                                                                                                       9,112,133
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  17

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
HEALTH CARE                                                                  0.6%
       HUMANA, INC.                                                                      *24,100  $      715,529

HOME BUILDERS                                                                2.1%
       D.R. HORTON, INC.                                                                  16,600         669,146
       LENNAR CORPROATION CL A                                                            13,100         742,508
       STANDARD-PACIFIC CORP.                                                             15,200         974,928
                                                                                                  --------------
                                                                                                       2,386,582
                                                                                                  --------------
INSURANCE                                                                    6.0%
       HARTFORD FINANCIAL SERVICES GROUP                                                  17,300       1,199,063
       MBIA, INC.                                                                         12,012         760,119
       ST. PAUL COMPANIES                                                                 48,501       1,797,932
       UNUMPROVIDENT CORP.                                                                31,300         561,522
       ACE LIMITED                                                                        38,900       1,662,975
       MONTPELIER RE HOLDINGS LTD.                                                        *8,100         311,445
       XL CAPITAL LIMITED                                                                  8,590         667,014
                                                                                                  --------------
                                                                                                       6,960,070
                                                                                                  --------------
MACHINERY & EQUIPMENT                                                        0.4%
       GRACO, INC.                                                                        11,800         440,730
                                                                                                  --------------
MEDICAL EQUIPMENT & SUPPLIES                                                 0.3%
       FOREST LABORATORIES INC.                                                           *7,300         327,478
                                                                                                  --------------
MERCHANDISING                                                                0.5%
       OMNICOM GROUP COM                                                                   6,200         522,784
                                                                                                  --------------
MEDICAL SERVICES                                                             0.4%
       PACIFICARE HEALTH SYSTEMS, INC.                                                    *7,700         435,204
                                                                                                  --------------
METALS & MINING                                                              0.2%
       PHELPS DODGE CORP.                                                                 *2,600         257,192
                                                                                                  --------------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         3.3%
       I.B.M.                                                                             24,420       2,407,324
       PITNEY BOWES, INC.                                                                 13,500         624,780
       XEROX CORP.                                                                       *50,230         854,412
                                                                                                  --------------
                                                                                                       3,886,516
                                                                                                  --------------
OIL/GAS - EQUIPMENT & SVCS.                                                  4.1%
       CONOCOPHILLIPS                                                                     33,500       2,908,805
       MARATHON OIL CORP.                                                                 30,900       1,162,149
       VALERO ENERGY CORP.                                                                15,800         717,320
                                                                                                  --------------
                                                                                                       4,788,274
                                                                                                  --------------
OIL & GAS EXPLOR PROD & SER                                                  9.5%
       CHEVRONTEXACO CORP.                                                                56,756       2,980,257
       DEVON ENERGY CORP.                                                                  9,684         376,901
       EXXON MOBIL CORP.                                                                  74,564       3,822,151
       OCCIDENTAL PETROLEUM CORP.                                                         25,100       1,464,836


      The accompanying notes are an integral part of these financial statements.

18  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
OIL & GAS EXPLOR PROD & SER (CONTINUED)                                      9.5%
       PETRO-CANADA                                                                       15,300  $      780,606
       UGI CORP.                                                                          28,900       1,182,299
       UNOCAL CORP.                                                                       10,900         471,316
                                                                                                  --------------
                                                                                                      11,078,366
                                                                                                  --------------
PAPER PRODUCTS                                                               1.9%
       TEMPLE - INLAND, INC.                                                               7,370         504,108
       WEYERHAEUSER                                                                       25,771       1,732,327
                                                                                                  --------------
                                                                                                       2,236,435
                                                                                                  --------------
PHARMACEUTICALS                                                              3.0%
       ICOS CORPORATION                                                                  *20,400         576,912
       KING PHARMACEUTICALS, INC.                                                        *52,997         657,163
       MEDCO HEALTH SOLUTIONS                                                            *50,462       2,099,219
       PFIZER, INC.                                                                        8,700         233,943
                                                                                                  --------------
                                                                                                       3,567,237
                                                                                                  --------------
RAILROADS                                                                    2.4%
       CANADIAN NATIONAL RAILWAY                                                          45,271       2,772,849
                                                                                                  --------------
RESTAURANTS                                                                  1.0%
       MCDONALDS CORP.                                                                    34,900       1,118,894
                                                                                                  --------------
RETAIL STORES                                                                1.7%
       ABERCROMBIE & FITCH CO. CL A                                                       30,700       1,441,365
..      MICHAELS STORES, INC.                                                              17,600         527,472
                                                                                                  --------------
                                                                                                       1,968,837
                                                                                                  --------------
REAL ESTATE INVESTMENT TRUST                                                 0.2%
       THORNBURG MORTGAGE, INC.                                                            8,400         243,264
                                                                                                  --------------
TOBACCO                                                                      3.5%
       ALTRIA GROUP, INC.                                                                 52,825       3,227,607
       UST, INC.                                                                          17,200         827,492
                                                                                                  --------------
                                                                                                       4,055,099
                                                                                                  --------------
TELECOMMUNICATIONS                                                           7.0%
       CITIZENS COMMUNICATIONS COMPANY                                                    61,705         850,912
       COMCAST CORP.  NEW                                                                *20,200         672,256
       NEXTEL COMMUNICATIONS, INC. CL A                                                  *38,600       1,158,000
       SPRINT CORP.                                                                       40,243       1,000,038
       TIME WARNER                                                                      *156,123       3,035,031
       VERIZON COMMUNICATIONS                                                             35,800       1,450,258
                                                                                                  --------------
                                                                                                       8,166,495
                                                                                                  --------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    1.2%
       CENTURYTEL, INC.                                                                   31,500       1,117,305
       SCIENTIFIC - ATLANTA, INC.                                                          8,900         293,789
                                                                                                  --------------
                                                                                                       1,411,094
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  19

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/04


                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
TOTAL COMMON STOCKS (Cost $98,015,036)                                                            $  116,092,855
                                                                                                  --------------

TOTAL INVESTMENTS - 100% (Cost $98,114,548)                                                       $  116,192,377
                                                                                                  ==============


*Non-dividend producing as of December 31, 2004

At December 31, 2004, the Fund's open future contracts were as follows:

 NUMBER OF               OPENING                FACE         MARKET
 CONTRACTS             CONTRACT TYPE           AMOUNT        VALUE
 ---------    -----------------------------   --------      --------
     10       Standard & Poor's 500, 3/18/05   $588,169     $606,850

      The accompanying notes are an integral part of these financial statements.

20  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
GROWTH FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
COMMON STOCKS - 100%
APPAREL                                                                      1.2%
       POLO RALPH LAUREN CORPORATION                                                       9,300  $      396,180
                                                                                                  --------------
BANKING                                                                      3.1%
       CITIGROUP, INC.                                                                    10,210         491,918
       MBNA CORPORATION                                                                   18,600         524,334
                                                                                                  --------------
                                                                                                       1,016,252
                                                                                                  --------------
BREWERY                                                                      1.4%
       ANHEUSER-BUSCH COS., INC.                                                           9,100         461,643
                                                                                                  --------------
BIOTECHNOLOGY                                                                1.3%
       GENENTECH, INC.                                                                    *4,700         255,868
       INVITROGEN CORPORATION                                                             *2,800         187,964
                                                                                                  --------------
                                                                                                         443,832
                                                                                                  --------------
BUSINESS SERVICES                                                            2.6%
       EBAY, INC.                                                                         *7,300         848,844
                                                                                                  --------------
COMMUNICATIONS EQUIPMENT                                                     2.7%
       COMCAST CORPORATION NEW CL A SPECIAL                                               *8,000         262,720
       QUALCOMM, INC.                                                                     15,000         636,000
                                                                                                  --------------
                                                                                                         898,720
                                                                                                  --------------
COMPUTER SOFTWARE                                                            6.3%
       MICROSOFT CORP.                                                                    48,920       1,306,653
       ORACLE CORP.                                                                      *54,900         753,228
                                                                                                  --------------
                                                                                                       2,059,881
                                                                                                  --------------
COMPUTERS                                                                    8.0%
       CISCO SYSTEMS, INC.                                                               *34,310         662,183
       DELL, INC.                                                                        *21,500         906,010
       INTEL CORP.                                                                        38,780         907,064
       ZEBRA TECHNOLOGIES CORPORATION                                                     *2,450         137,886
                                                                                                  --------------
                                                                                                       2,613,143
                                                                                                  --------------
DRUGS                                                                        3.0%
       NOVARTIS AG - ADR                                                                  19,410         980,981
                                                                                                  --------------
DATA PROCESSING & REPRODUCTION                                               1.1%
       ALLIANCE DATA SYSTEMS CORP.                                                        *7,500         356,100
                                                                                                  --------------
DEFENSE                                                                      1.4%
       GENERAL DYNAMICS                                                                    4,400         460,240
                                                                                                  --------------
ELECTRIC UTILITY                                                             1.5%
       CONSOL ENERGY, INC.                                                                11,800         484,390
                                                                                                  --------------
ELECTRICAL EQUIPMENT                                                         3.7%
       GENERAL ELECTRIC & CO.                                                             33,575       1,225,488
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  21

ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
ELECTRONICS                                                                  5.6%
       EMC CORP/MASS                                                                     *43,500  $      646,845
       EOG RESOURCES, INC.                                                                 7,300         520,928
       HARMAN INTERNATIONAL INDUSTRIES                                                     2,900         368,300
       INTERNATIONAL GAME TECHNOLOGY                                                       4,640         159,523
       PMC - SIERRA, INC.                                                                *12,800         144,000
                                                                                                  --------------
                                                                                                       1,839,596
                                                                                                  --------------
ENTERTAINMENT                                                                0.6%
       WALT DISNEY COMPANY                                                                 6,900         191,820
                                                                                                  --------------
FINANCIAL SERVICES                                                           6.6%
       AMERICAN EXPRESS COMPANY                                                           12,240         689,969
       GOLDMAN SACH GROUP, INC.                                                            3,100         322,524
       J.P. MORGAN CHASE & CO.                                                            *8,000         312,080
       PROVIDIAN FINANCIAL CORP.                                                         *19,100         314,577
       SLM CORP.                                                                          10,000         533,900
                                                                                                  --------------
                                                                                                       2,173,050
                                                                                                  --------------
HOUSEHOLD PRODUCTS/WARES                                                     1.2%
       MANPOWER, INC.                                                                      8,200         396,060
                                                                                                  --------------
HOTELS & LODGING                                                             3.2%
       MARRIOTT INTERNATIONAL CL A                                                         9,600         604,608
       STARWOOD HOTELS & RESORTS WORLDWIDE                                                *7,300         426,320
                                                                                                  --------------
                                                                                                       1,030,928
                                                                                                  --------------
INDUSTRIAL GOODS & SERVICES                                                  2.1%
       CLOROX COMPANY                                                                     11,500         677,695
                                                                                                  --------------
INFORMATIONAL SERVICES                                                       2.5%
       YAHOO!, INC.                                                                      *21,600         813,888
                                                                                                  --------------
INSURANCE                                                                    0.9%
       AMERICAN INTERNATIONAL GROUP                                                        4,640         304,709
                                                                                                  --------------
INTERNET CONTENT                                                             0.8%
       JUNIPER NETWORKS, INC.                                                            *10,100         274,619
                                                                                                  --------------
MEDICAL EQUIPMENT & SUPPLIES                                                 8.4%
       ALLERGAN, INC.                                                                      5,000         405,350
       GUIDANT CORP.                                                                       4,400         317,240
       JOHNSON & JOHNSON                                                                  13,010         825,094
       ST. JUDE MEDICAL, INC.                                                             *6,400         268,352
       TYCO INTERNATIONAL LTD.                                                            26,000         929,240
                                                                                                  --------------
                                                                                                       2,745,276
                                                                                                  --------------
MEDICAL LABS & TESTING SERV.                                                 2.7%
       AETNA, INC.                                                                         3,000         374,250
       CHARLES RIVER LABORATORIES INTERNATIONAL, INC.                                     *7,300         335,873
       QUEST DIAGNOSTICS, INC.                                                            *1,800         171,990
                                                                                                  --------------
                                                                                                         882,113
                                                                                                  --------------


      The accompanying notes are an integral part of these financial statements.

22  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
MEDICAL SERVICES                                                             3.2%
       PACIFICARE HEALTH SYSTEMS, INC.                                                    *3,100  $      175,212
       UNITEDHEALTH GROUP, INC.                                                           *9,800         862,694
                                                                                                  --------------
                                                                                                       1,037,906
                                                                                                  --------------
OIL & GAS EXPLOR PROD & SER.                                                 1.3%
       NEWFIELD EXPLORATION CO.                                                           *4,000         236,200
       SCHLUMBERGER LTD.                                                                   3,000         200,850
                                                                                                  --------------
                                                                                                         437,050
                                                                                                  --------------
PHARMACEUTICALS                                                              7.7%
       AMGEN, INC.                                                                        *2,850         182,828
       BIOGEN IDEC, INC.                                                                  *7,100         472,931
       CAREMARK RX, INC.                                                                  *9,400         370,642
       ELAN CORP PLC - SPONS ADR                                                          *2,600          70,850
       MONSANTO COMPANY                                                                   10,600         588,830
       PFIZER, INC.                                                                       21,014         565,066
       ZIMMER HOLDINGS, INC.                                                              *3,200         256,384
                                                                                                  --------------
                                                                                                       2,507,531
                                                                                                  --------------
PUBLISHING                                                                   2.4%
       NEWS CORPORATION, INC. CL B                                                       *40,000         768,000
                                                                                                  --------------
RESTAURANTS                                                                  1.2%
       STARBUCKS CORP.                                                                    *6,200         386,632
                                                                                                  --------------
RETAIL STORES                                                                7.2%
       COACH, INC.                                                                        *4,020         226,728
       KOHL'S CORP.                                                                       *7,800         383,526
       LOWE'S COMPANIES                                                                    3,300         190,047
       PETSMART, INC.                                                                      9,300         330,429
       STAPLES, INC.                                                                      11,500         387,665
       TARGET CORP.                                                                       16,100         836,073
                                                                                                  --------------
                                                                                                       2,354,468
                                                                                                  --------------
SHOES - LEATHER                                                              1.3%
       NIKE, INC. - CL B                                                                   4,600         417,174
                                                                                                  --------------
TECHNOLOGY-SOFTWARE                                                          1.0%
       LINEAR TECHNOLOGY                                                                   8,000         310,080
                                                                                                  --------------
TELECOMMUNICATIONS                                                           2.3%
       RED HAT, INC.                                                                      *8,200         109,470
       SPRINT CORP.                                                                       25,700         638,645
                                                                                                  --------------
                                                                                                         748,115
                                                                                                  --------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    0.5%
       COGNIZANT TECHNOLOGY SOLUTIONS CORPORATIONS                                        *4,000         169,320
                                                                                                  --------------
TOTAL COMMON STOCKS (Cost $27,219,585)                                                                32,711,724
                                                                                                  --------------

TOTAL INVESTMENTS - 100% (Cost $27,219,585)                                                       $   32,711,724
                                                                                                  ==============


*Non-dividend producing as of December 31, 2004

The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  23

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
COMMON STOCKS - 100%
ADVERTISING                                                                  1.4%
       AEGIS GROUP PLC                                                                   212,856  $      441,356
                                                                                                  --------------
AIRLINES                                                                     2.6%
       EASYJET PLC                                                                      *148,276         534,478
       EMBRAER AIRCRAFT CORP - ADR                                                         9,700         324,368
                                                                                                  --------------
                                                                                                         858,846
                                                                                                  --------------
BANKING                                                                      4.5%
       ROYAL BANK OF SCOTLAND                                                             17,153         576,970
       BAYERISCHE HYPOVEREINSBANK                                                        *15,536         353,292
       BANCO BILBAO                                                                       14,685         260,486
       DBS BANK LIMITED                                                                  *26,000         256,432
                                                                                                  --------------
                                                                                                       1,447,180
                                                                                                  --------------
BANKING & FINANCIAL SERVICES                                                 3.6%
       SUMITOMO MITSUI FINANCIAL GROUP, INC.                                                 *92         668,879
       UBS AG- REGISTERED                                                                  6,063         508,405
                                                                                                  --------------
                                                                                                       1,177,284
                                                                                                  --------------
BREWERY                                                                      1.3%
       INTERBREW (BEL)                                                                   *10,936         424,240
                                                                                                  --------------
BUILDING PRODUCTS                                                            1.0%
       HOLDERSBANK REG                                                                     5,522         332,651
                                                                                                  --------------
BUSINESS SERVICES                                                            3.0%
       VIVENDI UNIVERSAL (FFR)                                                           *13,533         432,092
       VEDIOR N.V.                                                                       *11,494         187,322
       TOPPAN PRINTING                                                                    32,000         355,070
                                                                                                  --------------
                                                                                                         974,484
                                                                                                  --------------
CHEMICALS                                                                    3.4%
       SHIN ETSU CHEM                                                                     11,200         459,061
       NOVARTIS AG-REG                                                                    12,984         654,281
                                                                                                  --------------
                                                                                                       1,113,342
                                                                                                  --------------
COAL                                                                         1.2%
       FORDING CANADIAN COAL TRUST                                                        *5,200         401,180
                                                                                                  --------------
CONSTRUCTION - FOREIGN                                                       0.8%
       TAYLOR WOODROW PLC                                                                *50,726         264,898
                                                                                                  --------------
CONSUMER GOODS & SERVICES                                                    1.6%
       FUJI PHOTO FILM                                                                    14,500         529,228
                                                                                                  --------------
CRUISE LINES                                                                 2.4%
       CARNIVAL PLC                                                                       12,666         772,809
                                                                                                  --------------
DATA PROCESSING & REPRODUCTION                                               1.0%
       CANON, INC.                                                                         6,000         323,802
                                                                                                  --------------


      The accompanying notes are an integral part of these financial statements.

24  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
DIVERSIFIED                                                                  2.0%
       HUTCHISON WHAMPOA                                                                  69,000  $      645,818
                                                                                                  --------------

ELECTRICAL EQUIPMENT                                                         1.2%
       SMC CORPORATION                                                                    *3,400         389,207
                                                                                                  --------------

ELECTRONICS                                                                  3.5%
       ATI TECHNOLOGIES, INC.                                                            *13,700         265,643
       ASUSTEK COMPUTER, INC.-GDR                                                        139,590         372,217
       LG ELECTRONICS, INC.                                                                8,090         500,936
                                                                                                  --------------
                                                                                                       1,138,796
                                                                                                  --------------
FINANCIAL SERVICES                                                           7.4%
       MAN GROUP PLC                                                                      23,362         660,232
       LLOYDS TSB GROUP ORD 25BPS                                                        *38,619         350,704
       MIZUHO FINANCIAL GROUP                                                                133         669,738
       ING GROUP                                                                           8,808         266,503
       SWISS LIFE HOLDINGS                                                                *3,238         471,277
                                                                                                  --------------
                                                                                                       2,418,454
                                                                                                  --------------
FOOD PRODUCTS                                                                3.6%
       MORRISON (WM.) SUPERMARKETS PLC                                                   156,745         622,936
       KONINKLIJKE NUMICO N.V.                                                           *15,031         542,031
                                                                                                  --------------
                                                                                                       1,164,967
                                                                                                  --------------
FOREST PRODUCTS                                                              1.0%
       STORA ENSO OYJ `R' SHRS (FIN)                                                     *20,400         312,502
                                                                                                  --------------
HOUSEWARES                                                                   1.4%
       ASAHI GLASS COMPANY                                                                41,000         452,132
                                                                                                  --------------
INVESTMENT COMPANY                                                           1.6%
       MEDIOBANCA S.P.A.                                                                  31,653         512,420
                                                                                                  --------------
LEISURE & TOURISM                                                            2.7%
       RANK GROUP PLC.                                                                  *110,915         562,177
       GENTING BERHAD                                                                    *61,200         306,000
                                                                                                  --------------
                                                                                                         868,177
                                                                                                  --------------
LEISURE TIME                                                                 1.1%
       ARISTOCRAT LEISURE LTD.                                                           *47,247         368,517
                                                                                                  --------------
MACHINERY & EQUIPMENT                                                        0.7%
       ASM INTERNATIONAL                                                                 *14,615         241,365
                                                                                                  --------------
MANUFACTURING - MISCELLANEOUS                                                2.5%
       BAYER AG                                                                          *17,302         585,592
       DAEWOO SHIPBUILDING & MARINE                                                      *16,010         238,170
                                                                                                  --------------
                                                                                                         823,762
                                                                                                  --------------
MATERIALS                                                                    1.0%
       WMC RESOURCES LTD.                                                                 57,911         327,762
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  25

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
 SECURITY DESCRIPTION                                               INVESTMENTS       PAR VALUE      (NOTE 2)
---------------------                                               ------------     -----------  --------------
MEDICAL EQUIPMENT & SUPPLIES                                                 2.0%
       SANOFI-SYNTHELABO SA (FFR)                                                         *8,274  $      661,290
                                                                                                  --------------

METALS & MINING                                                              1.1%
       CAMECO CORPORATION                                                                 *9,900         346,622
                                                                                                  --------------
NATURAL GAS UTILITY                                                          1.0%
       TOKYO GAS CO. LTD.                                                                 77,000         315,605
                                                                                                  --------------
OIL & GAS EXPLOR PROD & SER.                                                 5.4%
       SAIPEM S.P.A.                                                                      38,755         466,198
       PETROCHINA CO. LTD.                                                               290,000         154,837
       ENTE NAZIONALE IDROC (ITL)                                                         19,399         485,700
       PRECISION DRILLING CORP.                                                           *5,200         326,560
       SUNCOR ENERGY                                                                       9,300         329,107
                                                                                                  --------------
                                                                                                       1,762,402
                                                                                                  --------------
PHARMACEUTICALS                                                              2.1%
       MERCK KGAA                                                                         *5,053         345,475
       YAMANOUCHI PHARMACEUTICAL                                                           8,800         342,656
                                                                                                  --------------
                                                                                                         688,131
                                                                                                  --------------
PUBLISHING                                                                   1.0%
       UNITED BUSINESS MEDIA                                                              35,047         322,977
                                                                                                  --------------
RETAIL STORES                                                                3.6%
       METRO GR                                                                           *6,266         344,600
       ESPRIT HOLDINGS LIMITED                                                           134,000         810,272
                                                                                                  --------------
                                                                                                       1,154,872
                                                                                                  --------------
REAL ESTATE                                                                  3.6%
       MITSUBISHI ESTATE CO. LTD. (JP)                                                    42,000         491,851
       NEW WORLD DEVELOPMENT                                                            *298,000         333,552
       SINO LAND COMPANY LIMITED                                                         348,000         342,506
                                                                                                  --------------
                                                                                                       1,167,910
                                                                                                  --------------
SHOES - LEATHER                                                              1.1%
       ADIDAS SALOMON                                                                     *2,126         344,344
                                                                                                  --------------
TECHNOLOGY-SOFTWARE                                                          1.5%
       SAP AKTIENGESELLSCHAFT                                                            *11,300         499,573
                                                                                                  --------------
TOBACCO                                                                      1.4%
       JAPAN TOBACCO, INC.                                                                   *40         456,719
                                                                                                  --------------
TELECOMMUNICATIONS                                                          16.4%
       AMERICA MOVIL-SERIES L ADR                                                         21,500       1,125,525
       CHINA TELECOM CORPORATION LTD.-ADR                                                *10,800         397,440
       HELLENIC TELECOM (GRD)                                                            *20,770         373,222
       FRANCE TELECOM                                                                    *17,747         587,627
       DEUTSCHE TELEKOM                                                                  *20,055         453,602
       ALCATEL ALSTHOM                                                                   *33,190         516,549


      The accompanying notes are an integral part of these financial statements.

26  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
TELECOMMUNICATIONS (CONTINUED)                                              16.4%
      NOKIA OYJ- ADR                                                                      22,000  $      344,740
       TELEKOM MALAYSIA BHD                                                             *138,000         421,263
       TRUE CORP. PCL                                                                 *2,224,200         463,733
       INDONESIAN SATELLITE ADR                                                          *10,100         314,918
       PHILIPPINE LONG DISTANCE - ADR                                                    *14,100         351,513
                                                                                                  --------------
                                                                                                       5,350,132
                                                                                                  --------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    1.0%
       SINGAPORE TELECOMMUNICATIONS                                                     *220,000         320,755
                                                                                                  --------------

WHOLESALE DISTRIBUTION                                                       1.3%
       SUMITOMO CORPORATION                                                               49,000         422,719
                                                                                                  --------------

TOTAL COMMON STOCKS (Cost $28,065,949)                                                                32,539,230
                                                                                                  --------------

TOTAL INVESTMENTS - 100% (Cost $28,065,949)                                                       $   32,539,230
                                                                                                  ==============


*Non-dividend producing as of December 31, 2004

At December 31, 2004 the breakdown by country was:

                         % OF MARKET          ACTUAL
COUNTRY                     VALUE          MARKET VALUE
-------                     -----         -------------
Australia                    2.1%         $     696,280
Belgium                      1.3%               424,240
Bermuda                      2.5%               810,272
Brazil                       1.0%               324,368
Canada                       4.3%             1,403,469
China                        1.3%               420,480
Finland                      2.1%               657,242
France                       6.7%             2,197,558
Germany                      9.1%             2,926,479
Greece                       1.1%               373,222
Hong Kong                    4.1%             1,321,877
Indonesia                    1.0%               314,918
Italy                        4.5%             1,464,318
Japan                       18.1%             5,876,666
Republic of Korea            2.2%               739,106
Malaysia                     2.2%               727,263
Mexico                       3.5%             1,125,525
Netherlands                  3.8%             1,237,221
Philippines                  1.1%               351,513
Singapore                    1.8%               577,187
Spain                        0.8%               260,486
Switzerland                  7.2%             2,364,053
Taiwan                       1.1%               372,217
Thailand                     1.4%               463,733
United Kingdom              15.7%             5,109,537
                           ------         -------------
                           100.0%         $  32,539,230
                           ======         =============

The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  27

ACTIVA Statement of Assets and Liabilities



                                          INTERMEDIATE                                INTERNATIONAL
AS OF DECEMBER 31, 2004                    BOND FUND      VALUE FUND     GROWTH FUND      FUND
                                          ------------   ------------   ------------  -------------
ASSETS
Investments at cost                       $171,992,495   $ 98,114,548   $ 27,219,585  $  28,065,949
                                          ------------   ------------   ------------  -------------
Investments at value                       174,839,826    116,192,377     32,711,724     32,539,230
Cash                                           268,046      2,668,504        127,893        816,807
Receivables:
      Investments sold                              --             --        143,373         34,799
      Investment income                      1,632,986        180,940         24,616         21,914
Other assets                                       468          2,987            468         22,022
                                          ------------   ------------   ------------  -------------
Total Assets                               176,741,326    119,044,808     33,008,074     33,434,772
                                          ------------   ------------   ------------  -------------

LIABILITIES
Payables:
      Advisory fees                            146,105        173,623         54,030         66,338
      Transfer agent fees                          271         38,811            902            462
      12b-1 fees                                66,179         41,377         11,743         11,707
      Service fees                              66,179         44,547         11,743         11,707
Other liabilities                                   --            500             --             46
Accrued expenses                                13,179         13,307          8,386         16,742
                                          ------------   ------------   ------------  -------------
Total Liabilities                              291,913        312,165         86,804        107,002
                                          ------------   ------------   ------------  -------------

NET ASSETS                                $176,449,413   $118,732,643   $ 32,921,270  $  33,327,770
                                          ============   ============   ============  =============

SHARES OUTSTANDING                          17,290,454     14,726,513      4,732,122      4,124,690
                                          ============   ============   ============  =============

NET ASSET VALUE PER SHARE                 $      10.21                  $       6.96  $        8.08

Class A based on net assets of
$115,203,837 and 14,290,762
shares outstanding                                       $       8.06

Class R based on net assets of
$3,528,806 and 435,751
shares outstanding                                       $       8.10


      The accompanying notes are an integral part of these financial statements.

28  ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2004



                                                        INTERMEDIATE                                   INTERNATIONAL
                                                          BOND FUND      VALUE FUND     GROWTH FUND        FUND
                                                        ------------    ------------    ------------   -------------
INVESTMENT INCOME
Interest                                                $  8,131,223    $     25,986    $     10,234   $       2,325
Dividends                                                         --       2,669,121         375,972         514,967
Miscellaneous                                                 21,750          19,098           6,475          27,001
                                                        ------------    ------------    ------------   -------------
Total Investment Income                                    8,152,973       2,714,205         392,681         544,293
                                                        ------------    ------------    ------------   -------------

EXPENSES
Advisory fees                                                573,718         670,199         209,035         253,478
12b-1 fees                                                   258,575         163,198          45,355          44,732
Service fees                                                 258,575         173,603          45,355          44,732
Shareholder report                                             2,277          48,457           3,031           2,524
Fund accounting fees                                          69,286          70,165          41,904          50,195
Audit fees                                                    19,372          16,272          18,773          18,772
Custodian fees                                                20,499          29,213          11,812          60,605
Insurance                                                      6,720           5,299           1,162           1,125
Legal fees                                                    15,199          15,361          15,199          15,199
Registration fees                                              8,568           4,727           1,841           1,810
Transfer agent fees                                            1,150         142,519           3,606           1,929
Transfer agent fees - Class R                                     --          13,873            --                 0
Trustee fees                                                   3,386           3,386           3,386           3,386
                                                        ------------    ------------    ------------   -------------
Total Expenses                                             1,237,325       1,356,272         400,459         498,487
                                                        ------------    ------------    ------------   -------------

Net Investment Income (Loss)                               6,915,648       1,357,933          (7,778)         45,806
                                                        ------------    ------------    ------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
      FOREIGN CURRENCY AND FUTURES CONTRACTS
      Net realized gain (loss) from
         security transactions                             1,164,068      20,615,051       2,717,993       4,886,237
      Net realized gain (loss) from
         foreign currency transactions                            --              --              --        (222,259)
      Net realized gain (loss) from
         futures contracts                                        --         140,112              --              --
      Changes in net unrealized
         appreciation or (depreciation)
         of investments and
         foreign currency                                 (1,662,216)     (5,484,151)        168,841        (684,300)
                                                        ------------    ------------    ------------   -------------
Net Gain (Loss) from Investments,
      Foreign Currency and
      Futures Contracts                                     (498,148)     15,271,012       2,886,834       3,979,678
                                                        ------------    ------------    ------------   -------------

NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING
      FROM OPERATIONS                                   $  6,417,500    $ 16,628,945    $  2,879,056   $   4,025,484
                                                        ============    ============    ============   =============


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  29

ACTIVA Statement of Changes in Net Assets



                                                                   INTERMEDIATE BOND FUND                  VALUE FUND
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
Increase (Decrease) in:                                          12/31/04         12/31/03         12/31/04         12/31/03
                                                               -------------    -------------    -------------    -------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                   $   6,915,648    $   7,726,526    $   1,357,933    $   1,476,725
Net realized gain (loss) on investments                            1,164,068        4,210,993       20,755,163       (3,674,758)
Net increase (decrease) in unrealized
      appreciation                                                (1,662,216)      (6,211,546)      (5,484,151)      33,045,072
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
      resulting from operations                                    6,417,500        5,725,973       16,628,945       30,847,039

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
      Class A                                                     (6,860,034)      (7,160,355)      (1,218,977)      (1,438,340)
      Class R                                                             --               --          (93,582)         (23,052)
Net realized gain from investment transactions:
      Class A                                                       (868,494)      (5,392,480)              --               --
      Class R                                                             --               --               --               --
                                                               -------------    -------------    -------------    -------------
Total distributions to shareholders                               (7,728,528)     (12,552,835)      (1,312,559)      (1,461,392)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
      Class A                                                        187,253          168,664          906,515          445,288
      Class R                                                             --               --        6,459,219          637,451
Net asset value of shares issued to shareholders in
      reinvestment of investment income and
      realized gain from security transactions:
      Class A                                                      7,727,313       12,550,220        1,195,178        1,413,113
      Class R                                                             --               --           93,582           22,971
Payment for shares redeemed:
      Class A (Note 4)                                              (117,169)         (91,774)     (36,383,342)      (5,822,991)
      Class R                                                             --               --       (6,205,359)        (388,785)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
      derived from capital share transactions                      7,797,397       12,627,110      (33,934,207)      (3,692,953)
                                                               -------------    -------------    -------------    -------------
Net Increase (Decrease) in Net Assets                              6,486,369        5,800,248      (18,617,821)      25,692,694
Net Assets, beginning of year                                    169,963,044      164,162,796      137,350,464      111,657,770
                                                               -------------    -------------    -------------    -------------
Net Assets, end of year                                        $ 176,449,413    $ 169,963,044    $ 118,732,643    $ 137,350,464
                                                               =============    =============    =============    =============

NET ASSETS CONSIST OF:
      Capital                                                  $ 173,483,048    $ 165,685,652    $ 110,840,888    $ 144,775,094
      Undistributed net investment income (loss)                          --               --               --               --
      Return of capital                                               93,722           (8,051)         (27,005)         (72,378)
      Undistributed net realized gain
         (loss) from investments                                      25,312         (224,103)     (10,177,750)     (30,932,914)
      Unrealized appreciation (depreciation)
         of investments and foreign currency                       2,847,331        4,509,546       18,096,510       23,580,662
                                                               -------------    -------------    -------------    -------------
                                                               $ 176,449,413    $ 169,963,044    $ 118,732,643    $ 137,350,464
                                                               =============    =============    =============    =============
TRANSACTIONS IN FUND SHARES
Shares sold:
      Class A                                                         18,269           15,817          118,751           74,730
      Class R                                                             --               --          886,454          105,917
Reinvested distributions:
      Class A                                                        756,164        1,197,717          150,337          204,207
      Class R                                                             --               --           11,712            3,305
Shares redeemed:
      Class A                                                        (11,455)          (8,638)      (5,119,911)        (963,071)
      Class R                                                             --               --         (773,403)         (65,384)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in fund shares                               762,978        1,204,896       (4,726,060)        (640,296)
Shares outstanding, beginning of year                             16,527,476       15,322,580       19,452,573       20,092,869
                                                               -------------    -------------    -------------    -------------
Shares outstanding, end of year                                   17,290,454       16,527,476       14,726,513       19,452,573
                                                               =============    =============    =============    =============


      The accompanying notes are an integral part of these financial statements.

30  ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Changes in Net Assets continued


                                                                        GROWTH FUND                  INTERNATIONAL FUND
                                                                    YEAR            YEAR            YEAR            YEAR
                                                                   ENDED           ENDED           ENDED           ENDED
Increase (Decrease) in:                                           12/31/04        12/31/03        12/31/04        12/31/03
                                                                ------------    ------------    ------------    ------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                         ($7,778)      ($119,798)   $     45,806    $    117,078
Net realized gain (loss) on investments                            2,717,993        (424,586)      4,663,978       1,453,644
Net increase (decrease) in unrealized
      appreciation                                                   168,841       7,181,253        (684,300)      5,561,455
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
      resulting from operations                                    2,879,056       6,636,869       4,025,484       7,132,177

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
      Class A                                                             --              --              --         (90,086)
      Class R                                                             --              --              --              --
Net realized gain from investment transactions:
      Class A                                                             --              --              --              --
      Class R                                                             --              --              --              --
                                                                ------------    ------------    ------------    ------------
Total distributions to shareholders                                       --              --              --         (90,086)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
      Class A                                                        293,272         172,482         149,917         952,630
      Class R                                                              0              --              --              --
Net asset value of shares issued to shareholders in
      reinvestment of investment income and
      realized gain from security transactions:
      Class A                                                              0              --              --          90,083
      Class R                                                              0              --              --              --
Payment for shares redeemed:
      Class A                                                       (270,489)       (109,318)       (276,392)       (893,102)
      Class R                                                              0              --              --              --
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
      from capital share transactions                                 22,783          63,164        (126,475)        149,611
                                                                ------------    ------------    ------------    ------------
Net Increase (Decrease) in Net Assets                              2,901,839       6,700,033       3,899,009       7,191,702
Net Assets, beginning of year                                     30,019,431      23,319,398      29,428,761      22,237,059
                                                                ------------    ------------    ------------    ------------
Net Assets, end of year                                         $ 32,921,270    $ 30,019,431    $ 33,327,770    $ 29,428,761
                                                                ============    ============    ============    ============

NET ASSETS CONSIST OF:
      Capital                                                   $ 37,676,272    $ 37,653,489    $ 35,349,997    $ 35,476,472
      Undistributed net investment income (loss)                    (556,166)       (548,387)       (943,936)       (767,698)
      Return of capital                                                   --              --              --              --
      Undistributed net realized gain (loss) from investments     (9,690,976)    (12,408,969)     (5,555,746)    (10,441,768)
      Unrealized appreciation (depreciation)
         of investments and foreign currency                       5,492,140       5,323,298       4,477,455       5,161,755
                                                                ------------    ------------    ------------    ------------
                                                                $ 32,921,270    $ 30,019,431    $ 33,327,770    $ 29,428,761
                                                                ============    ============    ============    ============
TRANSACTIONS IN FUND SHARES
Shares sold:
      Class A                                                         45,318          29,961          20,792         157,871
      Class R                                                              0              --               0              --
Reinvested distributions:
      Class A                                                              0              --               0          13,056
      Class R                                                              0              --               0              --
Shares redeemed:
      Class A                                                        (43,066)        (19,669)        (38,158)       (147,844)
      Class R                                                              0              --               0              --
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in fund shares                                 2,252          10,292         (17,366)         23,083
Shares outstanding, beginning of year                              4,729,870       4,719,578       4,142,056       4,118,973
                                                                ------------    ------------    ------------    ------------
Shares outstanding, end of year                                    4,732,122       4,729,870       4,124,690       4,142,056
                                                                ============    ============    ============    ============


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  31

ACTIVA Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of four funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Money Market Fund was terminated on December 28, 2004. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT OBJECTIVES

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

CLASSES OF SHARES

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each fund has authorized an unlimited number of shares.

SECURITY VALUATION

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2004), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees. On December 31, 2004 the Intermediate Bond Fund held one security valued at $1,507,401 for which pricing service information was not readily available and as such is stated at fair value calculated in accordance with procedures adopted by the Fund's Board of Trustees.

DERIVATIVE TRANSACTIONS

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is

32  ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at December 31, 2004.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

FUTURES CONTRACTS

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

SECURITY LENDING

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2004, the value of the securities loaned and the collateral received were as follows:

                                           ACTIVA Mutual Funds Annual Report  33

ACTIVA Notes to Financial Statements continued

                                  Value of the             Collateral
Fund                            Securities Loaned           Received
                                -----------------         ------------
Intermediate Bond                   $  38,505,191         $ 39,171,988
Value                               $  11,912,291         $ 12,217,105
Growth                              $   3,264,777         $  3,341,588
International                       $   6,955,228         $  7,293,831

FEDERAL INCOME TAXES

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

DIVIDEND DISTRIBUTIONS

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                    % OF AVERAGE NET ASSETS
------------------      -----------------------
Intermediate Bond       .40% on first $50 million; .32% on next $100 million;
                        .24% on assets in excess of $150 million

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20% of average net assets

Growth                  .70% on first $25 million; .65% on next $25 million;
                        .60% on assets in excess of $50 million

International           .85% on first $50 million; .75% on assets in excess of
                        $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                               SUB-ADVISER
-----------------       ------------------------------------
Intermediate Bond       McDonnell Investment Management, LLC

Value                   Wellington Management Company, LLP*

Growth                  State Street Research &
                        Management Company

International           Nicholas-Applegate Capital Management

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year ended December 31, 2004 the Board of Trustees approved an annual rate of .15 of 1% of average net assets.

34  ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Nicholas Applegate Capital Management, sub-advisor for the Activa International Fund, entered into an affiliated broker dealer transaction with Dresdner Kleinwort Benson on March 24, 2004 which resulted in a total commission being paid of $52.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

4. INVESTMENT TRANSACTIONS

At December 31, 2004, the cost of investments owned by the Value Fund was $98,301,288 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $18,326,714. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $435,625. Net unrealized appreciation for tax purposes was $17,891,089, at December 31, 2004.

The unrealized appreciation (depreciation) at October 31, 2004 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                 NET          COST FOR
                  GROSS          GROSS       UNREALIZED       FEDERAL
                UNREALIZED    UNREALIZED    APPRECIATION     INCOME TAX
FUND           APPRECIATION  DEPRECIATION  (DEPRECIATION)     PURPOSES
               ------------  ------------  --------------  -------------
Intermediate
     Bond       $ 3,899,050    $  238,177     $ 3,660,873  $ 174,772,607
Growth            3,324,477       701,307       2,623,170     27,483,234
International     2,565,065       501,401       2,063,664     27,370,386

On February 4, 2004 Jay Van Andel, a principal shareholder of the Activa Mutual Fund, who owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership redeemed $30,000,000 from the Activa Value Fund, via a redemption in kind, as part of a reallocation of investment assets.

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 13, 2005, Alticor, Inc. purchased 258,970 Value Fund shares valued at $2,035,501 (based upon the net asset value of $7.86 per share) and transferred the shares to these Independent Business Owners.

On January 20, 2005, the Intermediate Bond Fund declared and paid a dividend of $.021396 per share, to shareholders of record on January 19, 2005. The amount distributed was $369,975.

                                           ACTIVA Mutual Funds Annual Report  35

ACTIVA Financial Highlights



                                                                                INTERMEDIATE BOND FUND
                                                  ---------------------------------------------------------------------------------
                                                      YEAR            YEAR            YEAR             YEAR              YEAR
                                                      ENDED          ENDED            ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD       12/31/04        12/31/03        12/31/02         12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $        10.28  $       10.71   $        10.39  $         10.19   $          9.87
Income from investment operations:
   Net investment income (loss)                             0.41           0.46             0.53             0.59              0.62
   Net realized and unrealized gains (losses)
   on securities                                           (0.02)         (0.09)            0.36             0.26              0.32
                                                  --------------  -------------   --------------  ---------------   ---------------
Total from investment operations                            0.39           0.37             0.89             0.85              0.94
Less Distributions:
   Dividends from net investment income                     0.41           0.46             0.53             0.59              0.62
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                         0.05           0.34             0.04             0.06                --
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                         0.46           0.80             0.57             0.65              0.62
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, End of Period                    $        10.21  $       10.28   $        10.71  $         10.39   $         10.19
                                                  ==============  =============   ==============  ===============   ===============
Total Return                                                3.86%          3.49%            8.85%            8.49%             9.84%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                            176,449,413    169,963,044      164,162,796      166,858,896       153,657,144
Ratio of expenses to average net assets                      0.7%           0.7%             0.7%             0.7%              0.7%
Ratio of net income (loss) to average net assets             4.0%           4.6%             5.3%             5.7%              6.2%
Portfolio turnover rate                                     76.2%         104.0%            52.3%            44.8%             39.9%



                                                                                 VALUE FUND - CLASS A
                                                  ---------------------------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR              YEAR
                                                      ENDED           ENDED           ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD        12/31/04       12/31/03         12/31/02        12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $         7.06  $        5.56   $         6.85  $          7.44   $          6.61
Income from investment operations:
   Net investment income (loss)                             0.09           0.08             0.07             0.06              0.08
   Net realized and unrealized gains (losses)
    on securities                                           1.00           1.50            (1.29)           (0.59)             0.83
                                                  --------------  -------------   --------------  ---------------   ---------------
Total from investment operations                            1.09           1.58            (1.22)           (0.53)             0.91
Less Distributions:
   Dividends from net investment income                     0.09           0.08             0.07             0.06              0.08
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                           --             --               --               --                --
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                         0.09           0.08             0.07             0.06              0.08
                                                  --------------  -------------   --------------  ---------------   ---------------

Net Asset Value, End of Period                    $         8.06  $        7.06   $         5.56  $          6.85   $          7.44
                                                  ==============  =============   ==============  ===============   ===============
Total Return                                               15.40%         28.37%          -17.87%           -7.05%            13.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                            115,203,837    135,146,120      110,168,624      140,823,782       170,658,789
Ratio of expenses to average net assets                      1.2%           1.1%             1.1%             1.1%              1.1%
Ratio of net income (loss) to average net assets             1.1%           1.2%             1.0%             0.9%              1.1%
Portfolio turnover rate                                    103.8%          65.7%            84.9%            91.5%            113.9%






                                                                                 VALUE FUND - CLASS R
                                                  ---------------------------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR              YEAR
                                                      ENDED           ENDED           ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD        12/31/04       12/31/03         12/31/02        12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $         7.09  $        5.57   $         6.86  $          7.44   $          6.60
Income from investment operations:
   Net investment income (loss)                             0.08           0.07             0.07             0.06              0.08

   Net realized and unrealized gains (losses)
    on securities                                           1.01           1.52            (1.29)           (0.58)             0.84
                                                  --------------  -------------   --------------  ---------------   ---------------


Total from investment operations                            1.09           1.59            (1.22)           (0.52)             0.92
Less Distributions:
   Dividends from net investment income                     0.08           0.07             0.07             0.06              0.08
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                           --             --               --               --                --
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                         0.08           0.07             0.07             0.06              0.08
                                                  --------------  -------------   --------------  ---------------   ---------------

Net Asset Value, End of Period                    $         8.10  $        7.09   $         5.57  $          6.86   $          7.44
                                                  ==============  =============   ==============  ===============   ===============

Total Return                                               15.44%         28.65%          -17.76%           -6.92%            13.95%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              3,528,806      2,204,343        1,489,146        1,639,834         1,294,980
Ratio of expenses to average net assets                      1.2%           1.0%             1.0%            1.0%               1.0%
Ratio of net income (loss) to average net assets             1.4%           1.3%             1.1%            1.0%               1.1%
Portfolio turnover rate                                    103.8%          65.7%            84.9%           91.5%             113.9%


36 - 37  ACTIVA Mutual Funds Annual Report

                                      C-64-65

ACTIVA Financial Highlights continued



                                                                                     GROWTH FUND
                                                  ---------------------------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR              YEAR
                                                      ENDED           ENDED           ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD        12/31/04       12/31/03         12/31/02        12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $         6.35  $        4.94   $         7.45  $          9.76   $         11.39
Income from investment operations:
   Net investment income (loss)                               --          (0.03)           (0.02)           (0.05)            (0.05)
   Net realized and unrealized gains (losses) on
    securities                                              0.61           1.44            (2.49)           (2.26)            (1.22)
                                                  --------------  -------------   --------------  ---------------   ---------------
Total from investment operations                            0.61           1.41            (2.51)           (2.31)            (1.27)
Less Distributions:
   Dividends from net investment income                       --             --               --               --                --
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                           --             --               --               --              0.36
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                           --             --               --               --              0.36
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, End of Period                    $         6.96  $        6.35   $         4.94  $          7.45   $          9.76
                                                  ==============  =============   ==============  ===============   ===============
Total Return                                                9.61%         28.54%          -33.69%          -23.63%           -11.01%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                             32,921,270     30,019,431       23,319,398       20,912,247        27,661,390
Ratio of expenses to average net assets                      1.3%           1.4%             1.4%             1.4%              1.3%
Ratio of net income (loss) to average net assets             0.0%          -0.5%            -0.6%            -0.5%             -0.4%
Portfolio turnover rate                                     87.4%         101.0%           143.0%           190.2%            111.9%




                                                                                   INTERNATIONAL FUND
                                                  ---------------------------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR              YEAR
                                                      ENDED           ENDED           ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD        12/31/04       12/31/03         12/31/02        12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $         7.10  $        5.40   $         6.77  $          9.53   $         14.20
Income from investment operations:
   Net investment income (loss)                             0.01           0.02               --            (0.01)            (0.04)
   Net realized and unrealized gains (losses) on
    securities                                              0.97           1.70            (1.37)           (2.75)            (3.59)
                                                  --------------  -------------   --------------  ---------------   ---------------
Total from investment operations                            0.98           1.72            (1.37)           (2.76)            (3.63)
Less Distributions:
   Dividends from net investment income                       --           0.02               --               --                --
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                           --             --               --               --              1.04
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                           --           0.02               --               --              1.04
                                                  --------------  -------------   --------------  ---------------   ---------------

Net Asset Value, End of Period                    $         8.08  $        7.10   $         5.40  $          6.77   $          9.53
                                                  ==============  =============   ==============  ===============   ===============
Total Return                                               13.80%         31.90%          -20.22%          -28.96%           -25.31%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                             33,327,770     29,428,761       22,237,059       19,459,085        27,400,022
Ratio of expenses to average net assets                      1.7%           1.7%             1.9%             1.7%              1.5%
Ratio of net income (loss) to average net assets             0.2%           0.5%             0.0%            -0.2%             -0.3%
Portfolio turnover rate                                    199.6%         188.0%           208.2%           231.5%            214.9%


                                      ACTIVA Mutual Funds Annual Report  38 - 39

                                     C-66-67

ACTIVA Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated. These financial statements and financials highlights are the responsibility of the Trust's management. Out responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Activa Money Market Fund was terminated on December 28, 2004.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

January 24, 2005

40  ACTIVA Mutual Funds Annual Report

This page intentionally left blank.

[LOGO] ACTIVA MUTUAL FUNDS

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

                      MCDONNELL INVESTMENT MANAGEMENT, LLC

                                 CODE OF ETHICS

      This Code of Ethics ("Code") has been adopted by McDonnell Investment Management, LLC ("McDonnell"). The Code applies to all employees, officers and members of McDonnell ("Covered Persons").

      The policy of McDonnell is to avoid any conflict of interest, or the appearance of any conflict of interest, between the interests of McDonnell, or its Covered Persons, and the interests of McDonnell's advisory clients ("Clients"). Federal securities laws, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and rules thereunder require that McDonnell establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Clients might take advantage of that knowledge for their own benefit. Implementation and monitoring of these standards inevitably places some restrictions on the freedom of the investment activities of those people.

      This Code of Ethics has been adopted by McDonnell to meet those concerns and legal requirements. Any questions about the Code or about the applicability of the Code to a personal securities transaction should be directed to the Legal/Compliance Department.

I.    STANDARDS OF BUSINESS CONDUCT

      GENERAL PROHIBITIONS. All supervised persons must comply with all applicable federal securities laws. The Investment Company Act and the rules thereunder make it illegal for any person covered by the Code, directly or indirectly, in connection with the purchase or sale of a security held or to be acquired by Clients to:

      a.      employ any device, scheme or artifice to defraud Clients;

      b. make any untrue statement of a material fact, omit to state a material fact or in any way mislead Clients regarding a material fact;

      c. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon Clients;

      d.      engage in any manipulative practice with respect to Clients; or

      e. engage in any manipulative practices with respect to securities, including price manipulation.

      FIDUCIARY DUTY. As a fiduciary, McDonnell has an affirmative duty to act solely in the best intersts of its clients and to make a complete and unbiased disclosure of all material facts relating to the investment advice it provides clients, particularly in situations in which McDonnell's interest may conflict with those of a client. Consistent with this duty, McDonnell must at all times act in its clients' best interests, and its conduct will be measured against a higher standard of conduct than that applied generally in ordinary commercial transactions. Among the specific fiduciary obligations that McDonnell has are:

      a. duty to have a reasonable, independent basis for its investment advice and recommendations;

      b. a duty to obtain best execution for clients' securities transactions when the adviser is in a position to select brokers;

      c. a duty to ensure that its investment advise is suitable and appropriate given each client's objectives, needs, and circumstances;

      d. a duty to refrain from entering into transactions, including personal securities transactions, that are inconsistent with client interests; and

      e.      an obligation to be loyal to its clients.

      PERSONAL SECURITIES TRANSACTIONS. The Code regulates personal securities transactions as a part of the effort by McDonnell to detect and prevent conduct that might violate the general prohibitions outlined above. A personal securities transaction is a transaction in a security in which a Covered Person has a beneficial interest.

      SECURITY is interpreted very broadly for this purpose, and includes any right to acquire any security (an option or warrant, for example).

      You have a beneficial interest in a security in which you have, directly or indirectly, the opportunity to profit or share in any profit derived from action in the security, or in which you have an indirect interest, including beneficial ownership by your spouse or minor children or other dependents living in your household, or your share of securities held by a partnership of which you are a general partner. Technically, the rules under Section 16 of the Securities Exchange Act of 1934 will be applied to determine if you have a beneficial interest in a security (even if the security would not be within the scope of Section 16). Examples of beneficial interest and a copy of Rule 16a-1(a), defining beneficial ownership, are attached as Appendix A.

      In any situation where the potential for conflict exists, transactions for Clients must take precedence over any personal transaction. Covered Persons owe a duty to Clients to conduct their personal securities transactions in a manner that does not interfere with Clients' portfolio transactions or otherwise take inappropriate advantage of their relationship to Clients. Personal securities transactions must comply with the Code of Ethics and should avoid any actual or potential conflict of interest between your interests and Clients' interests.

      Situations not specifically governed by this Code of Ethics will be resolved in light of this general principle.

      INSIDER TRADING. Employees are forbidden to buy or sell any security, either personally or on behalf of others, while either McDonnell or the employee is in possession of material, non-public information (inside information) concerning the security or the issuer. A violation of McDonnell's insider trading policies may result in criminal and civil penalties, including imprisonment and substantial fines. An employee aware of or in possession of inside information must report it immediately to the Chief Compliance Officer. Employees should refer to Section 7.5 ("Insider Information and Ethical Wall Policy") of McDonnell's Compliance Manual or consult the Legal/Compliance Department for further information.

      CONFIDENTIALITY. There is a basic fiduciary premise that information concerning the identity of security holdings and financial circumstances of clients is confidential. All Covered Persons are prohibited from disclosing to persons outside the firm any non-public information about any client, the securities investments made by the firm on behalf of a client, information about contemplated securities transactions, or information regarding the firm's trading strategies, except as required to effectuate securities transactions on behalf of a client.

      REGULATION S-P. In most jurisdictions, laws and regulations govern McDonnell's collection and use of personal information about clients and employees, including the disclosure of such information by McDonnell to business partners and other third parties. In particular, Federal Regulation S-P ("Reg S-P") protects "consumers" and "customers" (as defined in Reg S-P) from an investment adviser or investment company disclosing their "non-public personal information" to persons unaffiliated with such adviser or investment company without their knowledge or consent. Employees should refer to Section 8.4 ("Privacy Procedures") of the Compliance Manual or consult the Legal/Compliance Department for further information.

      OTHER RESTRICTIONS. The Code also regulates certain other conduct that conflicts, potentially conflicts or raises the appearance of an actual conflict with the interests of Clients, as a part of the effort by McDonnell to detect and prevent conduct that might violate the policy of McDonnell regarding conflict of interests or the general prohibitions outlined above.

II.   RESTRICTIONS ON PERSONAL SECURITIES TRANSACTIONS

      A. NO TRANSACTIONS WITH CLIENTS. No Covered Person shall knowingly sell to or purchase from a Client any security or other property, except securities issued by that Client.

      B. NO CONFLICTING TRANSACTIONS / PENDING CLIENT ORDERS. No Covered Person shall purchase or sell a security on a day during which a Client has a pending purchase or sale order in that same security.

      C. HOLDING PERIOD. All trades for which preclearance (described below) has been obtained, including short sales and permissible option trades, are subject to a 60-day holding period from the trade date, except that a security held for at least 30 days may be sold at a loss or no gain. Any profits realized on trades executed within the 60-day holding period shall be disgorged to the Client or a charitable organization as determined by the Chief Compliance Officer.

      D. LIMIT ORDERS. No Covered Person shall enter into limit orders that extend beyond the date that preclearance was obtained (i.e., one day).

      E. PRIVATE PLACEMENTS. All Covered Persons are prohibited from purchasing a security in a private placement or any other offering exempt from registration under the Securities Act of 1933, as amended, unless they have obtained prior written approval from the Chief Compliance Officer.

            PROVIDED, that in determining whether to grant permission for such private placement, the Chief Compliance Officer shall consider, among other things, whether such investment opportunity should be reserved for clients of McDonnell, and whether such transaction is being offered to the person because of his or her position with McDonnell;

            PROVIDED FURTHER, that any such Covered Person who has received such permission shall be required to disclose such an investment when participating in any subsequent consideration of such security for purchase or sale by clients of the Adviser, and that the decision to purchase or sell such security should be made by persons with no personal direct or indirect interest in the security.

      F. PUBLIC OFFERINGS. All Covered Persons are prohibited from purchasing securities during an initial or secondary public offering.

      G. PORTFOLIO MANAGER "BLACK-OUT PERIOD". Portfolio managers may not buy or sell a security within 7 calendar days before or after any Client, over which such portfolio manager exercises investment discretion, trades in such security.

      H. SHORT SELLING. All Covered Persons are prohibited from short selling any security, whether or not it is held in a McDonnell client portfolio, except that short selling against broad market indexes and "against the box" are permitted.

III.  COMPLIANCE PROCEDURES

      A. EXECUTION OF PERSONAL SECURITIES TRANSACTIONS. All personal securities transactions by Covered Persons must be conducted through brokerage accounts that have been identified to McDonnell. Each such brokerage account must be set up to deliver duplicate copies of all confirmations and statements to McDonnell. No exceptions to this policy will be made.

      B. PRECLEARANCE. Except as provided in Section IV below, all personal securities transactions by Covered Persons must be cleared in advance by the Legal/Compliance Department (personal securities transactions for whom must be precleared in advance by a member of the Executive Committee) in accordance with the procedures set forth below. This includes transactions in closed-end funds, including Exchange Traded Funds (ETF's). All precleared personal securities transactions must be executed within the same business day after preclearance, otherwise the preclearance will expire and the request must be made again. Purchases through an issuer direct purchase plan must be precleared on the date the purchaser writes the check to the issuer's agent. Authorization for purchases through an issuer direct purchase plan is effective until the issuer's agent purchases the security.

            1. All Covered Persons must preclear their transactions by submitting a Trade Authorization Form (a copy of which is attached as Attachment D) to the Legal/Compliance Department;

            2. The Legal/Compliance Department shall verify whether the purchase or sale of any security is in compliance with the Code and shall preclear any such transaction if it does not violate the Code;

            3. The Legal/Compliance Department shall sign the Trade Authorization Form; communicate authorization to the Covered Person; and shall note on the Trade Authorization Form the time of such communication;

            4. The Legal/Compliance Department shall maintain the originally executed Trade Authorization Form and will forward a copy to the Covered Person; and

            5. The Legal/Compliance Department shall review all Covered Person duplicate confirmations and statements to verify that all personal securities transactions have been properly precleared.

      C.    OTHER RESTRICTIONS.

            1. GIFTS. No Covered Person may accept any gift or other thing of more than a $100 value from any person or entity that does business with or on behalf of McDonnell, or seeks to do business with or on behalf of McDonnell. Gifts in excess of this value must either be returned to the donor or paid for by the recipient. It is not the intent of the code to prohibit the everyday courtesies of business life. Therefore, excluded from this prohibition is an occasional meal, ticket to a theater, entertainment, or sporting event that is an incidental part of a meeting that has a clear business purpose. However, any entertainment event provided to an employee where the host is not in attendance is treated as a gift and is subject to the aforementioned $100 limit.

            2. OUTSIDE BUSINESS ACTIVITIES. No Covered Person may Become an officer, director or employee of a company not affiliated with McDonnell or otherwise engage in outside business activities. Before you engage in any such activities, you are required to obtain written approval. Failure to obtain such approval may subject McDonnell to severe regulatory penalties and civil liability and you to disciplinary action, up to and including termination of employment. Activities on behalf of trade associations are not included in this prohibition. In no event may you participate in any outside activity that interferes with your duties at McDonnell.

            Covered Persons are required to request and receive written approval from the General Counsel (or the General Counsel's designee), before you may: (1) engage in any business other than that of McDonnell;
            (2) accept employment or compensation from any person or organization other than McDonnell; (3) serve as an officer, director, member, partner, or employee of a business organization other than McDonnell; or (4) except as provided below, own any stock or have any financial interest, directly or indirectly, in any other business organization.

            Also, note that involvement in an outside business activity that begins permissibly may evolve into a violation of applicable laws and regulations if the nature or scope of that business or participation changes. Covered Persons should notify the Legal/Compliance Department promptly of any changes to the business plan or business lines of the outside business activity or of any changes in participation.

      D. DISCLOSURE OF PERSONAL HOLDINGS. Each Covered Person shall disclose his or her personal securities holdings no later than ten days after commencement of employment with McDonnell (Attachment A), and annually thereafter (Attachment C) as of December 31 of each year. Annual reports shall be delivered to McDonnell no later than January 30 of the following year.

      E.    REPORTING PERSONAL SECURITIES TRANSACTIONS.

                1. Each Covered Person shall (i) identify to McDonnell any brokerage or other account in which the person has a beneficial interest and (ii) instruct the broker or custodian to deliver to McDonnell duplicate confirmations of all transactions and duplicate account statements.

                2. Each Covered Person shall report all personal securities transactions during a quarter to McDonnell no later than ten days after the end of the quarter.

                    Quarterly transaction reports shall include the following information:

                    For each transaction:

                       o    the date of the transaction;

                       o title, interest rate and maturity date (if applicable), number of shares and the principal amount of each security involved;

                       o the nature of the transaction (i.e., PURCHASE, sale, GIFT, or other type of acquisition or disposition);

                       o    the price at which the transaction was effected;

                       o the name of the broker, dealer or bank with or through which the transaction was effected; and

                       o    the date the report is submitted.

            In addition, for each account established during the quarter in which securities are held for the benefit of a person, the quarterly report shall include:

                       o the name of the broker, dealer or bank with whom the account was established;

                       o    the date the account was established; and

                       o    the date the report is submitted.

      F. REPORTS MAY BE IN ANY FORM. Quarterly transaction reports filed pursuant to Section III (D)(2) of this Code may be in any form (including copies of confirmations or account statements) including the information required by Section III(D)(2).

            A Covered Person will be deemed to have satisfied the quarterly reporting requirement, and is not required to file a quarterly report of any transactions executed through brokerage or other accounts identified to McDonnell and for which duplicate account statements showing all transactions are delivered to McDonnell.

            Any personal securities transaction which for any reason does not appear in the trading or brokerage records described above shall be reported as required by Section III(D)(2) of this Code.

      G. MONITORING OF TRANSACTIONS. The Chief Compliance Officer will monitor the trading patterns of Covered Persons.

      H. CERTIFICATION OF COMPLIANCE. Each Covered Person is required to certify annually that he or she has read and understands the Code and recognizes that he or she is subject to the Code (Attachment C). Each Covered Person is also required to certify annually that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported under the Code. To accomplish this, a copy of the Code shall be distributed annually with a certification request.

            Each Covered Person who has not engaged in any personal securities transaction during the preceding year for which a report was required to be filed pursuant to the Code shall include a certification to that effect in his or her annual certification.

            In addition, on a quarterly basis, each Covered Person is required to complete a Quarterly Affirmation of Compliance (Attachment B) and return it to the Chief Compliance Officer no later than the 10th calendar day following the end of the quarter.

            Also, whenever there is a material Amendment to the Code, each Covered Person is required to submit a written acknowledgement that they have received, read, and understood the amendments to the Code.

      I. REVIEW BY THE BOARDS OF DIRECTORS/TRUSTEES OF INVESTMENT COMPANY CLIENTS. McDonnell shall prepare an Annual Issues and Certification Report to the boards of Directors/Trustees of investment company Clients that:

            1. summarizes existing procedures concerning personal investing and any changes in those procedures during the past year;

            2. describes issues that arose during the previous year under the Code or procedures concerning personal investing, including but not limited to information about material violations of the Code and sanctions imposed;

            3. certifies that McDonnell has adopted procedures reasonably necessary to prevent violations of the Code; and

            4. identifies any recommended changes in existing restrictions or procedures based upon experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

      J. REPORTING MISCONDUCT. If you believe you may have violated any laws, this Code of Ethics, or other standards of conduct adopted by McDonnell, you are expected to report it to McDonnell immediately. In addition, if you observe or become aware of any illegal or improper conduct on the part of another employee or a consultant, supplier, client, counterparty or other third party, you should communicate that information to your direct supervisor and, if appropriate or necessary, to a more senior manager or the General Counsel, to make certain the situation will be addressed. All violations, or allegations of violations, of this Code must be reported to the Chief Compliance Officer.

IV.   EXEMPT TRANSACTIONS

      The provisions of this Code are intended to restrict the personal investment activities of Covered Persons only to the extent necessary to accomplish the purposes of the Code. Therefore, the provisions of Section II (Restrictions on Personal Securities Transactions) and Section III (Compliance Procedures) of this Code shall not apply to:

      A. Purchases or sales effected in any account over which the Covered Persons have no direct or indirect influence or control;

      B. Purchases or sales in any account (including an investment advisory account, trust account or other account) of such Covered Person (either alone or with others) over which a person other than the Covered Person (including an investment adviser or trustee) exercises investment discretion if:

            o the Covered Person does not know of the proposed transaction until after the transaction has been executed;

            o the Covered Person previously has identified the account to McDonnell and has affirmed to McDonnell that (in some if not all cases) he or she does not know of proposed transactions in that account until after they are executed.

            This exclusion from the preclearance requirement is based upon the Covered Person not having knowledge of any transaction until after that transaction is executed. Therefore, notwithstanding this general exclusion, if the Covered Person becomes aware of any transaction in such investment advisory account before it is executed, the Covered Person must seek preclearance of that transaction before it is executed.

      C.    Purchases or sales of:

            1.  U.S. government securities;

            2. debt securities issued or guaranteed by any agency or instrumentality of the U.S. government;

            3. shares of open-end investment companies (mutual funds), except for shares of any mutual fund managed by McDonnell;

            4. transactions in units of a unit investment trust ("UIT") if the UIT is invested exclusively in unaffiliated mutual funds;

            5. bank certificates of deposit, commercial paper, bankers acceptances, or repurchase agreements; and

            6.  listed index options and futures.

      D. Certain corporate actions - any acquisition of securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securities;

      E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

      F. Automatic investment plans- purchases or sales made automatically in accordance with a predetermined schedule and allocation, such as dividend reinvestment plans.

      G. Purchases or sales of McDonnell units (including exercise of option grants); and

      H. Purchases or sales which receive prior approval because they are not inconsistent with this Code or the provisions of Rule 17j-l(a) under the Investment Company Act.

V.    EXCEPTIONS

      A. Notwithstanding the foregoing, the Chief Compliance Officer or his or her designee, in keeping with the general principles and objectives of this Code, may refuse to grant clearance of a personal securities transaction in their sole discretion without being required to specify any reason for the refusal.

      B. Upon proper request by a Covered Person, the Executive Committee will consider for relief or exemption from any restriction, limitation or procedure contained herein, which restriction, limitation or procedure is claimed to cause a hardship for such Covered Person. The Chief Compliance Officer will in his/her sole discretion determine whether the request is appropriate for consideration by the Executive Committee. The decision regarding such relief or exemption is within the sole discretion of the Executive Committee.

VI.   CONSEQUENCES FOR FAILURE TO COMPLY WITH THE CODE

      Compliance with this Code of Ethics is a condition of employment by and membership of McDonnell. Taking into consideration all relevant circumstances, McDonnell will determine what action is appropriate for any breach of the provisions of the Code. Possible actions include letters of sanction, financial penalty, suspension, termination of employment, or removal from office, or in serious cases, referral to law enforcement or regulatory authorities.

      Reports filed pursuant to the Code will be maintained in confidence but will be reviewed by McDonnell to verify compliance with the Code. Additional information may be required to clarify the nature of particular transactions.

VII.  RETENTION OF RECORDS

      McDonnell shall maintain the records listed below for a period of five years at McDonnell's principal place of business in an easily accessible place:

      A.    a list of all Covered Persons during the period;

      B. receipts signed by all Covered Persons acknowledging receipt of copies of the Code and acknowledging that they are subject to it;

      C. a copy of each code of ethics that has been in effect at any time during the period;

      D. Holdings and transactions reports made pursuant to the Code, including any brokerage confirmation and account statements made in lieu of these reports;

      E. A record of any violation of the Code and any action taken as a result of such violation for five years from the end of the fiscal year in which the violation occurred; and

      F. A record of any decision and supporting reasons for approving the acquisition of securities by Covered Persons in limited offerings.

Adopted effective      February 1, 2005

APPENDIX A - EXAMPLES OF BENEFICIAL OWNERSHIP

      For purposes of the Code, you will be deemed to have a beneficial interest in a security if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the security. Examples of beneficial ownership under this definition include:

o securities you own, no matter how they are registered, and including securities held for you by others (for example, by a custodian or broker, or by a relative, executor or administrator) or that you have pledged to another (as security for a loan, for example);

o securities held by a trust of which you are a beneficiary (except that, if your interest is a remainder interest and you do not have or participate in investment control of trust assets, you will not be deemed to have a beneficial interest in securities held by the trust);

o securities held by you as trustee or co-trustee, where either you or any member of your immediate family (i.e., spouse, children or descendants, stepchildren, parents and their ancestors, and stepparents, in each case treating a legal adoption as blood relationship) has a beneficial interest (using these rules) in the trust.

o securities held by a trust of which you are the settlor, if you have the power to revoke the trust without obtaining the consent of all the beneficiaries and have or participate in investment control;

o securities held by any partnership in which you are a general partner, to the extent of your interest in partnership capital or profits;

o securities held by a personal holding company controlled by you alone or jointly with others;

o securities held by (i) your spouse, unless legally separated, or you and your spouse jointly, or (ii) your minor children or any immediate family member of you or your spouse (including an adult relative), directly or through a trust, who is sharing your home, even if the securities were not received from you and the income from the securities is not actually used for the maintenance of your household; or

o securities you have the right to acquire (for example, through the exercise of a derivative security), even if the right is not presently exercisable, or securities as to which, through any other type of arrangement, you obtain benefits substantially equivalent to those of ownership.

You will NOT be deemed to have beneficial ownership of securities in the following situations:

o securities held by a limited partnership in which you do not have a controlling interest and do not have or share investment control over the partnership's portfolio; and

o securities held by a foundation of which you are a trustee and donor, provided that the beneficiaries are exclusively charitable and you have no right to revoke the gift.

      These examples are not exclusive. There are other circumstances in which you may be deemed to have a beneficial interest in a security. Any questions about whether you have a beneficial interest should be directed to the Legal/Compliance Department.

                                  ATTACHMENT A

                   ACKNOWLEDGMENT OF RECEIPT OF CODE OF ETHICS

      CODE OF ETHICS. McDonnell Investment Management, LLC ("McDonnell") has adopted a written Code of Ethics (the "Code") to avoid potential conflicts of interest by McDonnell personnel. A copy of the Code is attached to this letter. As a condition of your continued employment with McDonnell, you are required to read, understand and abide by the Code.

      POLICY AND PROCEDURES TO PREVENT THE MISUSE OF INSIDE INFORMATION. McDonnell also has adopted a written policy and procedures to prevent the misuse of Inside Information (the "Policy"), a copy of which is also attached. Acknowledgment of compliance with the Policy is an additional condition of continued employment with McDonnell.

      COMPLIANCE PROGRAM. The Code and Policy require that all personnel furnish to McDonnell the names and addresses of any firm with which you have any investment account. You are also required to furnish to McDonnell copies of your monthly or quarterly account statements, or other documents, showing all purchases or sales of securities in any such account, or which are effected by you or for your benefit, or the benefit of any member of your household. Additionally, you are required to furnish a report of your personal securities holdings within 10 days of commencement of your employment with McDonnell and annually thereafter. These requirements apply to any investment account, such as an account at a brokerage firm, trust account at a bank, custodial account or similar types of accounts.

      Any questions concerning the Code or the Policy should be directed to the Legal/Compliance Department.

--------------------------------------------------------------------------------

      I affirm that I have read and understand the Code of Ethics ("Code") and the Policy and Procedures to Prevent the Misuse of Inside Information ("Policy"). I agree to the terms and conditions set forth in the Code and the Policy.

----------------------------                              ----------------
          Signature                                             Date

                                  ATTACHMENT B

QUARTERLY AFFIRMATION OF COMPLIANCE

I affirm that:

      1. During the past quarter to the best of my knowledge, I have complied with the Code of Ethics ("Code") and the Policy and Procedures to Prevent the Misuse of Inside Information ("Policy").

      2. I have provided to McDonnell the names and addresses of each investment account that I have with any firm, including, but not limited to, broker-dealers, banks and others.

      3. I have provided to McDonnell copies of account statements showing each and every transaction in any security in which I have a beneficial interest, as defined in the Code during the most recently-ended calendar quarter.

            or

            During the most recent calendar quarter there were no transactions in any security in which I had a beneficial interest required to be reported pursuant to the Code.

----------------------------                              ----------------
          Signature                                             Date

                                  ATTACHMENT C

TO:

FROM:  COMPLIANCE OFFICER

DATE:

                        RE: ANNUAL COMPLIANCE CERTIFICATE
--------------------------------------------------------------------------------

Please print out the following pages and complete and return them to Elaine Eckert in the Legal/Compliance Department by JANUARY 30, 2006.

          *** SEC RULES REQUIRE THAT EVERY EMPLOYEE MUST HAVE AN ANNUAL COMPLIANCE CERTIFICATE AND SECURITIES AND HOLDINGS REPORT ON FILE ***

Also, please make sure that the certificate and the securities and holdings report are signed and dated. Even if you do not own any brokerage accounts or have any holdings, it is still necessary to return the signed form.

Please do not hesitate to call me at x8646 with any questions.

Thank you.

Paul Carter

ANNUAL COMPLIANCE CERTIFICATE

PERIOD JANUARY 1, 2005 TO DECEMBER 31, 2005

CODE OF ETHICS

This is to certify that during the course of my employment with McDonnell Investment Management LLC for the period stated above, I have complied with the policies and procedures as set forth in the Code of Ethics ("Code") and have reported all personal securities transactions covered by the Code.

I confirm that ITEM 1 of the attached PERSONAL SECURITIES ACCOUNTS AND HOLDINGS REPORT represents a complete and accurate record of all securities accounts over which I have, or had, a "beneficial" interest (as defined in the Code) that were open at any point during the time period covered.

Further, I confirm that ITEM 2 of the attached PERSONAL SECURITIES ACCOUNTS AND HOLDINGS REPORT represents a complete and accurate record of all securities covered by the Code in which I had a "beneficial" interest at DECEMBER 31, 2003.

        POLICY AND PROCEDURES TO PREVENT THE MISUSE OF INSIDE INFORMATION

This is to certify that during the course of my employment with McDonnell Investment Management LLC for the period stated above, I have complied with the Policy and Procedures to Prevent the Misuse of Inside Information ("Policy") and will continue to do so. I agree to promptly report any violation or possible violation of these policies and procedures to the Chief Compliance Officer.

------------------------------              ---------------------
Name                                        Date

------------------------------
Signature

                PERSONAL SECURITIES ACCOUNTS AND HOLDINGS REPORT

      In accordance with MIM's Code of Ethics (the "Code"), please provide a list of all of your securities accounts and securities holdings in which you have a beneficial interest. More detailed instructions are set forth below. You will be asked to complete this report upon entering MIM's employment and annually thereafter. IN ADDITION, DURING THE COURSE OF THE YEAR, IF YOU OPEN A NEW ACCOUNT OR OTHERWISE OBTAIN A BENEFICIAL INTEREST IN A SECURITIES ACCOUNT, THE CODE REQUIRES THAT YOU REPORT THAT NEW ACCOUNT IN WRITING TO THE CHIEF COMPLIANCE OFFICER. If you have any question as to whether a security account or holding should be reported on this Report, you should consult with the Chief Compliance Officer. IF YOU DO NOT HAVE ANY SECURITIES ACCOUNTS TO REPORT, WRITE NONE.

ITEM 1. List below all securities accounts in which you have a beneficial interest. See Appendix A to the Code of Ethics for examples of situations in which you will be deemed to have a beneficial interest in a security.

         Codes for Column (5):   A - A COPY OF YEAR-END ACCOUNT STATEMENT IS
                                     ATTACHED

                                 B - COPIES OF MY STATEMENT ARE SENT TO
                                     MCDONNELL BY MY FINANCIAL INSTITUTION
                                     EVERY PERIOD

                                 C - SECURITY HOLDINGS ARE LISTED INDIVIDUALLY
                                     IN ITEM II OF THIS REPORT


-------------------------------------------------------------------------------------------------------------------------
           (1)                             (2)                        (3)                    (4)               (5)

                                                                                       WAS ACCOUNT STILL     IS ACCOUNT
  NAME OF BROKERAGE FIRM              ACCOUNT NAME               ACCOUNT NUMBER      ACTIVE AT 12/31/03?    STATEMENT
                                                                                                             ATTACHED?

                                 (E.G., JOHN AND JOAN DOE)                                 YES OR NO

                                                                                                               CIRCLE
                                                                                      (IF "NO", GIVE DATE        ONE
                                                                                        ACCOUNT CLOSED)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
           (1)                             (2)                        (3)                    (4)               (5)

                                                                                       WAS ACCOUNT STILL     IS ACCOUNT
  NAME OF BROKERAGE FIRM              ACCOUNT NAME               ACCOUNT NUMBER      ACTIVE AT 12/31/03?    STATEMENT
                                                                                                             ATTACHED?

                                 (E.G., JOHN AND JOAN DOE)                                 YES OR NO

                                                                                                               CIRCLE
                                                                                      (IF "NO", GIVE DATE        ONE
                                                                                        ACCOUNT CLOSED)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                A B C
-------------------------------------------------------------------------------------------------------------------------


      ITEM 2. Please provide a list of all securities in which you have a beneficial interest. See Appendix A to the Code for examples of situations in which you will be deemed to have a beneficial interest in a security. You need not include securities that you obtained in Exempt Transactions as defined in the Code. IF YOU DO NOT HAVE ANY SECURITIES HOLDINGS TO REPORT, WRITE NONE. INSTEAD OF FILLING OUT THIS FORM, YOU MAY ATTACH COPIES OF THE MOST RECENT STATEMENTS OF EACH OF THE ACCOUNTS LISTED ABOVE.

--------------------------------------------------------------------------------
                                          Number of
                                          Shares or           Brokerage Firm
                          Type of        Principal 2      (or other institution)
  NAME OF SECURITY      Security 1          Amount              where Held
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

            NOTE: CONTINUE LISTING AS NECESSARY ON ADDITIONAL SHEETS

      I CERTIFY THAT THE STATEMENTS MADE BY ME ON THIS FORM ARE TRUE, COMPLETE, AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF AND ARE MADE IN GOOD FAITH.

---------------------------------            -----------------------------------
             Date                                         Signature

________________________
1 Insert the following symbol as pertinent to indicate the type of security held: C-common stock, P-preferred stock, O-option, W-warrant, D-debt security, and X-other.

2     For Debit Securities.

                                  ATTACHMENT D
               PERSONAL SECURITIES TRANSACTIONS AUTHORIZATION FORM
                      MCDONNELL INVESTMENT MANAGEMENT, LLC

Print Name:          __________________________________

Social Security #:   __________________________________

Brokerage Firm:      __________________________________

I hereby request permission to effect a transaction in the security as indicated below for my own account or other account in which I have a beneficial interest or legal tide. I affirm that this transaction is not based on any material, non-public information and I am not aware of any facts suggesting that this transaction represents potential conflict of interest.

THE APPROVAL WILL BE EFFECTIVE ONLY FOR A TRANSACTION COMPLETED BETWEEN THE HOURS OF 9:30 A.M. AND 4:00 P.M. (NEW YORK TIME) ON THE DAY OF APPROVAL. ANY TRANSACTION, OR PORTION THEREOF, NOT SO COMPLETED WILL REQUIRE A NEW APPROVAL.

I am familiar with and agree to abide by the requirements set forth in the McDonnell Investment Management, LLC Code of Ethics and particularly the following:

ALL EMPLOYEES:

1. I represent that this security is not involved in an Initial or Secondary Public Offering nor is it being purchased as part of a private placement.

2.    I represent that this is not a limit order that extends beyond one day.

3. In the case of a sale, I represent that if I have owned this security for less than sixty (60) days, I am selling at either a loss or no gain. I agree that any profits realized on trades executed with the 60-day holding period will be disgorged to charity.

4. I represent that I am not aware of any pending purchase or sale by a McDonnell Investment Management, LLC client in this security.

PORTFOLIO MANAGERS (IN ADDITION TO #1-4 ABOVE):

5. I represent that I have not purchased or sold this security within the last seven (7) calendar nor do I have plans to purchase or sell this security within the next seven (7) calendar days in any client accounts under my primary responsibility.


____________________________     ___________________________       __________________     ____________
Name of Security                 Symbol/CUSIP                      Buy/Sell               Date
Acquired*


* If shares being sold were purchased on more than one date, each acquisition date must be listed for purposes of determining holding period (use the back of form if necessary).


______________________________       _____________________________     _______________________
Signature                            Date                              Extension/Phone


================================================================================


Permission: ____ Granted
                              ___________________    __________   __________________________
Officer                       Date                   Time         Signature of Compliance
            ____ Denied


Fax: (630) 368-3977

                        Wellington Management Company, llp
                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

----------------------  --------------------------------------------------------
MESSAGE FROM OUR        "THE REPUTATION OF A THOUSAND YEARS MAY BE DETERMINED
                        BY THE CONDUCT OF ONE CEO HOUR." ANCIENT JAPANESE
                        PROVERB

                        We have said it time and again in our GOALS, STRATEGY AND CULTURE statement, "We exist for our clients and are driven by their needs." Wellington Management's reputation is built on this principle. We know that our reputation is our most valuable asset as that reputation attracts clients and promotes their trust and confidence in our firm's capabilities. We entrust our clients' interests and the firm's reputation every day to each Wellington Management employee around the world. Each of us must take constant care that our actions fully meet our duties as fiduciaries for our clients. Our clients' interests must always come first; they cannot and will not be compromised.

                        We have learned through many experiences, that when we put our clients first, we are doing the right thing. If our standards slip, or our focus wanes, we risk the loss of everything we have worked so hard to build together over the years.

                        It is important that we all remember "client, firm, person" is our most fundamental guiding principle. This high ethical standard is embodied in our Code of Ethics. The heart of the Code of Ethics goes to our obligation to remain vigilant in protecting the interests of our clients above our own. We encourage you to become familiar with all facets of the Code and trust that you will embrace and comply with both the letter and the spirit of the Code.

                        Wellington Management Company, llp
                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

---------------------------------   -----------------------------------------------------------------------------------------
TABLE OF CONTENTS       Standards of Conduct                                                     4
                        Ethical Considerations Regarding Confidentiality                         5
                        Ethical Considerations Regarding Open-end Mutual Fund Transactions       5
                        Policy on Personal Securities Transactions                               6
                            Covered Accounts                                                     6
                            Transactions Subject to Pre-clearance and Reporting                  8
                            Requesting Pre-clearance
                        Restrictions on Covered Transactions and Other Restrictions              9
                                 Blackout Periods                                                9
                                 Short Term Trading                                              10
                                 Securities of Brokerage Firms                                   11
                                 Short Sales, Options and Margin Transactions                    11
                                 Derivatives                                                     11
                                 Initial Public Offerings ("IPOs")                               12
                                 Private Placements                                              12
                                 ETFs and HOLDRs                                                 12
                        Transactions Subject to Reporting Only                                   12
                            Transactions Exempt from Pre-clearance and Reporting                 13
                        Exemptive Procedure for Personal Trading                                 14
                        Reporting and Certification Requirements                                 14
                            Initial Holdings Report                                              15
                            Duplicate Brokerage Confirmations and Statements                     15
                            Duplicate Annual Statements for Wellington Managed Funds             16
                            Quarterly Reporting of Transactions and Brokerage Accounts           16
                            Annual Holdings Report                                               17
                            Quarterly Certifications                                             17
                            Annual Certifications                                                18
                            Review of Reports and Additional Requests                            18
                        Gifts, Travel and Entertainment Opportunities and Sensitive Payments     18
                            General Principles                                                   18
                            Accepting Gifts                                                      19
                            Accepting Travel and Entertainment Opportunities and Tickets         19
                            Solicitation of Gifts, Contributions, or Sponsorships                21
                            Giving Gifts (other than Entertainment Opportunities)                22
                            Giving Entertainment Opportunities                                   22
                            Sensitive Payments                                                   23
                        Other Activities                                                         23
                        Violations of the Code of Ethics                                         24


                        Wellington Management Company, llp
                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

----------------------  -----------------------------------------------------------------------
TABLE OF CONTENTS       APPENDIX A - APPROVED EXCHANGE TRADED FUNDS
                        APPENDIX B - QUICK REFERENCE TABLE FOR PERSONAL SECURITIES TRANSACTIONS
                        APPENDIX C - QUICK REFERENCE TABLE FOR GIFTS AND ENTERTAINMENT


                        Wellington Management Company, llp
                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

----------------------  --------------------------------------------------------
STANDARDS OF CONDUCT    Wellington Management Company, LLP and its affiliates
                        ("Wellington Management") have a fiduciary duty to investment company and investment counseling clients that requires each Employee to act solely for the benefit of clients. As a firm and as individuals, our conduct (including our personal trading) must recognize that the firm's clients always come first and that we must avoid any abuse of our positions of trust and responsibility.

                        Each Employee is expected to adhere to the highest standard of professional and ethical conduct and should be sensitive to situations that may give rise to an actual conflict or the appearance of a conflict with our clients' interests, or have the potential to cause damage to the firm's reputation. To this end, each Employee must act with integrity, honesty, dignity and in a highly ethical manner. Each Employee is also required to comply with all applicable securities laws. Moreover, each Employee must exercise reasonable care and professional judgment to avoid engaging in actions that put the image of the firm or its reputation at risk. While it is not possible to anticipate all instances of potential conflict or unprofessional conduct, the standard is clear.

                        This Code of Ethics (the "Code") recognizes that our fiduciary obligation extends across all of our affiliates, satisfies our regulatory obligations and sets forth the policy regarding Employee conduct in those situations in which conflicts with our clients' interests are most likely to develop. ALL EMPLOYEES ARE SUBJECT TO THIS CODE AND ADHERENCE TO THE CODE IS A BASIC CONDITION OF EMPLOYMENT. IF AN EMPLOYEE HAS ANY DOUBT AS TO THE APPROPRIATENESS OF ANY ACTIVITY, BELIEVES THAT HE OR SHE HAS VIOLATED THE CODE, OR BECOMES AWARE OF A VIOLATION OF THE CODE BY ANOTHER EMPLOYEE, HE OR SHE SHOULD CONSULT TRACY SOEHLE, OUR GLOBAL COMPLIANCE MANAGER, AT 617.790.8149, SELWYN NOTELOVITZ, OUR CHIEF COMPLIANCE OFFICER AT 617.790.8524, CYNTHIA CLARKE, OUR GENERAL COUNSEL AT 617.790.7426, OR LORRAINE KEADY, THE CHAIR OF THE ETHICS COMMITTEE AT 617.951.5020.

                        The Code reflects the requirements of United States law, Rule 17j-1 of the Investment Company Act of 1940, as amended on August 31, 2004, and Rule 204A-1 under the Investment Advisers Act of 1940. The term "Employee" for purposes of this Code, includes all Partners and employees worldwide (including temporary personnel compensated directly by Wellington Management and other temporary personnel to the extent that their tenure with Wellington Management exceeds 90 days).

                        Wellington Management Company, llp
                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics
----------------------  --------------------------------------------------------

ETHICAL CONSIDERATIONS  CONFIDENTIALITY IS A CORNERSTONE OF WELLINGTON
REGARDING               MANAGEMENT'S FIDUCIARY OBLIGATION TO ITS CLIENTS AS WELL
CONFIDENTIALITY         AS AN IMPORTANT PART OF THE FIRM'S CULTURE.

                        USE AND DISCLOSURE OF INFORMATION

                        Information acquired in connection with employment by the organization, including information regarding actual or contemplated investment decisions, portfolio composition, research, research recommendations, firm activities, or client interests, is confidential and may not be used in any way that might be contrary to, or in conflict with the interests of clients or the firm. Employees are reminded that certain clients have specifically required their relationship with our firm to be treated confidentially.

                        Specific reference is made to the firm's Portfolio Holdings Disclosure Policy and Procedures, accessible on the Wellington Management intranet, which addresses the appropriate and authorized disclosure of a client's portfolio holdings.

                        "INSIDE INFORMATION"

                        Specific reference is made to the firm's Statement of Policy on the Receipt and Use of Material, Non-Public Information (i.e., "inside information"), accessible on the Wellington Management intranet, which applies to personal securities transactions as well as to client transactions.

ETHICAL CONSIDERATIONS  Wellington Management requires that an Employee engaging
REGARDING OPEN-END      in mutual fund investments ensure that all investments
MUTUAL FUND             in open-end mutual funds comply with the funds' rules
TRANSACTIONS            regarding purchases, redemptions, and exchanges.

                        Wellington Management has a fiduciary relationship with the mutual funds and variable insurance portfolios for which it serves as investment adviser or sub-adviser, including funds organized outside the US ("Wellington Managed Funds"). Accordingly, an Employee may not engage in any activity in Wellington Managed Funds that might be perceived as contrary to or in conflict with the interests of such funds or their shareholders.

                        The Code's personal trading reporting requirements extend to transactions and holdings in Wellington Managed Funds (excluding money market funds). A complete list of the Wellington Managed Funds is available to Employees via the Wellington Management intranet. Please refer to "Reporting and Certification Requirements" for further details.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

POLICY ON PERSONAL      All Employees are required to clear their personal
SECURITIES              securities transactions (as defined below) prior to
TRANSACTIONS            execution, report their transactions and holdings

                        periodically, and refrain from transacting either in certain types of securities or during certain blackout periods as described in more detail in this section.

                        EMPLOYEES SHOULD NOTE THAT WELLINGTON MANAGEMENT'S POLICIES AND PROCEDURES WITH RESPECT TO PERSONAL SECURITIES TRANSACTIONS ALSO APPLY TO TRANSACTIONS BY A SPOUSE, DOMESTIC PARTNER, CHILD OR OTHER IMMEDIATE FAMILY MEMBER RESIDING IN THE SAME HOUSEHOLD AS THE EMPLOYEE.

                        COVERED ACCOUNTS

                        DEFINITION OF "PERSONAL SECURITIES TRANSACTIONS"

                        A personal securities transaction is a transaction in which an Employee has a beneficial interest.

                        DEFINITION OF "BENEFICIAL INTEREST"

                        An Employee is considered to have a beneficial interest in any transaction in which the Employee has the opportunity to directly or indirectly profit or share in the profit derived from the securities transacted. An Employee is presumed to have a beneficial interest in, and therefore an obligation to pre-clear and report, the following:

                        1
                        Securities owned by an Employee in his or her name.

                        2
                        Securities owned by an individual Employee indirectly through an account or investment vehicle for his or her benefit, such as an IRA, family trust or family partnership.

                        3
                        Securities owned in which the Employee has a joint ownership interest, such as property owned in a joint brokerage account.

                        4
                        Securities in which a member of the Employee's immediate family (e.g., spouse, domestic partner, minor children and other dependent relatives) has a direct, indirect or joint ownership interest if the immediate family member resides in the same household as the Employee.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        5
                        Securities owned by trusts, private foundations or other charitable accounts for which the Employee has investment discretion (other than client accounts of the firm).

                        If an Employee believes that he or she does not have a beneficial interest in the securities listed above, the Employee should provide the Global Compliance Group (the "Compliance Group") with satisfactory documentation that the Employee has no beneficial interest in the security and exercises no control over investment decisions made regarding the security (see "Exceptions" below). Any question as to whether an Employee has a beneficial interest in a transaction, and therefore an obligation to pre-clear and report the transaction, should be directed to the Compliance Group.

                        EXCEPTIONS

                        If an Employee has a beneficial interest in an account which the Employee feels should not be subject to the Code's pre-clearance and reporting requirements, the Employee should submit a written request for clarification or an exemption to the Global Compliance Manager. The request should name the account, describe the nature of the Employee's interest in the account, the person or firm responsible for managing the account, and the basis upon which the exemption is being claimed. Requests will be considered on a case-by-case basis. An example of a situation where grounds for an exemption may be present is an account in which the Employee has no influence or control (e.g., the Employee has a professionally managed account over which the Employee has given up discretion.

                        In all transactions involving such an account an Employee should, however, conform to the spirit of the Code and avoid any activity which might appear to conflict with the interests of the firm's clients, or with the Employee's position within Wellington Management. In this regard, please refer to the "Ethical Considerations Regarding Confidentiality" section of this Code.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        An Employee wishing to seek an exemption from the pre-clearance requirement for a security or instrument not covered by an exception (see below) that has similar characteristics to an excepted security or transaction should submit a request in writing to the Global Compliance Manager.

                        RESTRICTIONS ON COVERED TRANSACTIONS AND OTHER RESTRICTIONS ON PERSONAL TRADING

                        Covered Transactions are restricted and will be denied pre-clearance under the circumstances described below. Please note that the following restrictions on Covered Transactions apply equally to the Covered Transaction and to instruments related to the Covered Transaction. A related instrument is any security or instrument issued by the same entity as the issuer of the Covered Transaction, including options, rights, warrants, preferred stock, bonds and other obligations of that issuer or instruments otherwise convertible into securities of that issuer.

                        THE RESTRICTIONS AND BLACKOUT PERIODS PRESCRIBED BELOW ARE DESIGNED TO AVOID CONFLICT WITH OUR CLIENTS' INTERESTS. HOWEVER, PATTERNS OF TRADING THAT MEET THE LETTER OF THE RESTRICTIONS BUT ARE INTENDED TO CIRCUMVENT THE RESTRICTIONS ARE ALSO PROHIBITED. IT IS EXPECTED THAT EMPLOYEES WILL COMPLY WITH THE RESTRICTIONS BELOW IN GOOD FAITH AND CONDUCT THEIR PERSONAL SECURITIES TRANSACTIONS IN KEEPING WITH THE INTENDED PURPOSE OF THIS CODE.

                        1
                        Blackout Periods

                        No Employee may engage in Covered Transactions involving securities or instruments which the Employee knows are actively contemplated for transactions on behalf of clients, even though no buy or sell orders have been placed. This restriction applies from the moment that an Employee has been informed in any fashion that any Portfolio Manager intends to purchase or sell a specific security or instrument. This is a particularly sensitive area and one in which each Employee must exercise caution to avoid actions which, to his or her knowledge, are in conflict or in competition with the interests of clients.

                        EMPLOYEE BLACKOUT PERIODS

                        An Employee will be denied pre-clearance for Covered Transactions that are: being bought or sold on behalf of clients until one trading day after such buying or selling is completed or canceled;

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        o   the subject of a new or changed action
                            recommendation from a research analyst until 10 business days following the issuance of such recommendation;

                        o the subject of a re-issued but unchanged recommendation from a research analyst until 2 business days following re-issuance of the recommendation.

                        PORTFOLIO MANAGER ADDITIONAL BLACKOUT PERIOD

                        In addition to the above, an Employee who is a Portfolio Manager may not engage in a personal transaction involving any security for 7 calendar days prior to, and 7 calendar days following, a transaction in the same security for a client account managed by that Portfolio Manager without a special exemption. See "Exemptive Procedures for Personal Trading" below.

                        Portfolio Managers include all designated portfolio managers and other investment professionals that have portfolio management responsibilities for client accounts or who have direct authority to make investment decisions to buy or sell securities, such as investment team members and analysts involved in Research Equity portfolios.

                        2
                        Short Term Trading

                        No Employee may take a "short term trading" profit with respect to a Covered Transaction, which means a sale, closing of a short position or expiration of an option at a gain within 60 calendar days of its purchase (beginning on trade date plus one), without a special exemption. See "Exemptive Procedures for Personal Trading" on page 14. The 60-day trading prohibition does not apply to transactions resulting in a loss.

                        An Employee engaging in mutual fund investments must ensure that all investments and transactions in open-end mutual funds, including funds organized outside the US, comply with the funds' rules regarding purchases, redemptions, and exchanges.

                        3
                        Securities of Brokerage Firms

                        An Employee engaged in Global Trading and an Employee with portfolio management responsibility for client accounts may not engage in personal transactions involving any equity or debt securities of any company whose primary business is that of a broker/dealer. A company is deemed to be in the primary business as a broker/dealer if it derives more than 15 percent of its gross revenues from broker/dealer related activities.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        4
                        Short Sales, Options and Margin Transactions

                        THE CODE STRONGLY DISCOURAGES SHORT SALES, OPTIONS AND MARGIN TRANSACTIONS. Subject to pre-clearance, an Employee may engage in short sales, options and margin transactions, however, an Employee engaging in such transactions should recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as noted above. These types of activities are risky not only because of the nature of the transactions, but also because action necessary to close out a position may become prohibited under the Code while the position remains open. FOR EXAMPLE, YOU MAY NOT BE ABLE TO CLOSE OUT SHORT SALES AND TRANSACTIONS IN DERIVATIVES. In specific cases of hardship, an exception may be granted by the Chief Compliance Officer or the General Counsel with respect to an otherwise "frozen" transaction.

                        Particular attention should be paid to margin transactions. An Employee should understand that brokers of such transactions generally have the authority to automatically sell securities in the Employee's brokerage account to cover a margin call. Such sale transactions will be in violation of the Code unless they are pre-cleared. An Employee engaging in margin transactions should not expect that exceptions will be granted after the fact for these violations.

                        5
                        Derivatives

                        Transactions in derivative instruments shall be restricted in the same manner as the underlying security. An Employee engaging in derivative transactions should also recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as described in more detail in paragraph 4 above.

                        6
                        Initial Public Offerings ("IPOs")

                        No Employee may engage in personal transactions involving the direct purchase of any security (debt or equity) in an IPO (including initial offerings of closed-end funds). This restriction also includes new issues resulting from spin-offs, municipal securities, and thrift conversions, although in limited cases the purchase of such securities in an offering may be approved by the Chief Compliance Officer or the General Counsel upon determining that approval would not violate any policy reflected in this Code. This restriction does not apply to initial offerings of open-end mutual funds, US government issues or money market instruments.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        7
                        Private Placements

                        AN EMPLOYEE MAY NOT PURCHASE SECURITIES IN A PRIVATE PLACEMENT TRANSACTION (INCLUDING HEDGE FUNDS THAT ARE NOT SPONSORED BY WELLINGTON MANAGEMENT OR ONE OF ITS AFFILIATES) UNLESS APPROVAL OF THE CHIEF COMPLIANCE OFFICER, THE GENERAL COUNSEL OR THEIR RESPECTIVE DESIGNEES HAS BEEN OBTAINED. This approval will be based upon a determination that the investment opportunity need not be reserved for clients, that the Employee is not being offered the investment opportunity due to his or her employment with Wellington Management, and other relevant factors on a case-by-case basis.

                        8
                        Exchange Traded Funds ("ETFs") and HOLDRs

                        AN EMPLOYEE MAY NOT TRANSACT IN HOLDRS.

                        Transactions in exchange traded funds are permitted. However, transactions in exchange traded funds not listed on Appendix A are Covered Transactions that must be pre-cleared and reported. Transactions in exchange traded funds listed on Appendix A are not Covered Transactions and accordingly, are not subject to pre-clearance or reporting.

                        TRANSACTIONS SUBJECT TO REPORTING ONLY (NO NEED TO PRE-CLEAR) Pre-clearance is not required, but reporting is required for transactions in:

                        1
                        Open-end mutual funds and variable insurance products that are managed by Wellington Management or any of its affiliates, INCLUDING FUNDS ORGANIZED OUTSIDE THE US THAT HAVE A STRUCTURE SIMILAR TO THAT OF OPEN-END MUTUAL FUNDS, if held outside of the Wellington Retirement and Pension Plan ("WRPP"). A list of Wellington Managed Funds is available via the Wellington Management intranet.

                        2
                        Non-volitional transactions to include:

                        o automatic dividend reinvestment and stock purchase plan acquisitions;

                        o transactions that result from a corporate action applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends, etc.).

                        3
                        Gift transactions to include:

                        o gifts of securities to an Employee if the Employee has no control of the timing;

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        o gifts of securities from an Employee to an individual so long as the recipient of the gift confirms in writing that the recipient has no present intention to sell the securities received from the Employee;

                        o gifts of securities from an Employee to a not-for-profit organization. For this purpose, a not-for-profit organization includes only those trusts and other entities exclusively for the benefit of one or more not-for-profit organizations and does not include so-called split interest trusts (no writing is required);

                        o gifts of securities from an Employee to other trusts or investment vehicles, including charitable lead trusts, charitable remainder trusts, family partnerships and family trusts, so long as the recipient of the gift confirms in writing that the recipient has no present intention to sell the securities received from the Employee.

                        Even if the gift of a security from an Employee does not require pre-clearance under these rules, a subsequent sale of the security by the recipient of the gift must be pre-cleared and reported IF the Employee is deemed to have a beneficial interest in the security (for example, if the Employee has investment discretion over the recipient or the recipient is a family member living in the same house as the Employee).

                        --------------------------------------------------------
                        TRANSACTIONS EXEMPT FROM PRE-CLEARANCE AND REPORTING Pre-clearance and reporting is not required for transactions in:

                        o   US government securities

                        o   Exchange Traded Funds listed in Appendix A

                        o   money market instruments

                        o Collective Investment Funds sponsored by Wellington Trust Company, na ("trust company pools")

                        o hedge funds sponsored by Wellington Management or any of its affiliates

                        o broad-based stock index and US government securities futures and options on such futures

                        o   commodities futures

                        o open-end mutual funds and variable insurance products, including funds organized outside the US with a structure similar to that of an open-end mutual fund, that are not managed by Wellington Management or any of its affiliates

----------------------
EXEMPTIVE PROCEDURE     In cases of hardship, the Chief Compliance Officer,
FOR PERSONAL TRADING    Global Compliance Manager, the General Counsel, or their
                        respective designees can grant exemptions from the personal trading restrictions in this Code. The decision will be based on a determination that a hardship exists and the transaction for which an exemption is requested would not result in a conflict with our clients'

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        interests or violate any other policy embodied in this Code. Other factors that may be considered include: the size and holding period of the Employee's position in the security, the market capitalization of the issuer, the liquidity of the security, the amount and timing of client trading in the same or a related security, and other relevant factors.

                        Any Employee seeking an exemption should submit a written request to the Chief Compliance Officer, Global Compliance Manager or the General Counsel, setting forth the nature of the hardship along with any pertinent facts and reasons why the employee believes that the exemption should be granted. Employees are cautioned that exemptions are intended to be exceptions, and repetitive requests for exemptions by an Employee are not likely to be granted.

                        Records of the approval of exemptions and the reasons for granting exemptions will be maintained by the Compliance Group.

----------------------
REPORTING AND           Records of personal securities transactions by Employees
CERTIFICATION           and their immediate family members will be maintained.
REQUIREMENTS            All Employees are subject to the following reporting and
                        certification requirements:

                        1
                        Initial Holdings Report

                        New Employees are required to file an Initial Holdings Report and a Disciplinary Action Disclosure form within ten (10) calendar days of joining the firm. New Employees must disclose all of their security holdings in Covered Transactions including private placement securities, and Wellington Managed Funds, at this time. New Employees are also required to disclose all of their brokerage accounts or other accounts holding Wellington Managed Funds (including IRA Accounts, 529 Plans, custodial accounts and 401K Plans outside of WRPP) at that time, even if the only securities held in such accounts are mutual funds. Personal trading is prohibited until these reports are filed. The forms can be filed via the COEC that is accessible on the Wellington Management intranet.

                        PLEASE NOTE THAT YOU DO NOT NEED TO REPORT MUTUAL FUNDS OR TRUST COMPANY POOLS HELD WITHIN THE WRPP (THIS INFORMATION WILL BE OBTAINED FROM THE WRPP ADMINISTRATOR); AND YOU NEED NOT REPORT WELLINGTON MANAGED FUNDS THAT ARE MONEY MARKET FUNDS.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        2
                        Duplicate Brokerage Confirmations and Statements for Covered Transactions Employees may place securities transactions with the broker of their choosing. All Employees must require their securities brokers to send duplicate confirmations of their Covered Transactions and quarterly account statements to the Compliance Group. Brokerage firms are accustomed to providing this service.

                        To arrange for the delivery of duplicate confirmations and quarterly statements, each Employee must complete a Duplicate Confirmation Request Form for each brokerage account that is used for personal securities transactions of the Employee and each account in which the Employee has a beneficial interest and return the form to the Compliance Group. The form can be obtained from the Compliance Group. The form must be completed and returned to the Compliance Group prior to any transactions being placed with the broker. The Compliance Group will process the request with the broker in order to assure delivery of the confirmations and quarterly statements directly to the Compliance Group and to preserve the confidentiality of this information. When possible, the duplicate confirmation requirement will be satisfied by electronic means. Employees should NOT send the completed forms to their brokers directly.

                        If under local market practice, brokers are not willing to deliver duplicate confirmations and/or quarterly statements to the Compliance Group, it is the Employee's responsibility to provide promptly the Compliance Group with a duplicate confirmation (either a photocopy or facsimile) for each trade and quarterly statement.

                        3
                        Duplicate Annual Statements for Wellington Managed
                        Funds.

                        Employees must provide duplicate Annual Statements to the Compliance Group with respect to their holdings in Wellington Managed Funds.

                        4
                        Quarterly Reporting of Transactions and Brokerage
                        Accounts

                        SEC rules require that a quarterly record of all personal securities transactions be submitted by each person subject to the Code's requirements within 30 calendar days after the end of each calendar quarter and that this record be available for inspection. To comply with these SEC rules, every Employee must file a quarterly personal securities transaction report electronically utilizing the COEC accessible to all Employees via the Wellington Management intranet by this deadline.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        AT THE END OF EACH CALENDAR QUARTER, EMPLOYEES WILL BE REMINDED OF THE SEC FILING REQUIREMENT. AN EMPLOYEE THAT FAILS TO FILE WITHIN THE SEC'S 30 CALENDAR DAY DEADLINE WILL, AT A MINIMUM, BE PROHIBITED FROM ENGAGING IN PERSONAL TRADING UNTIL THE REQUIRED FILINGS ARE MADE AND MAY GIVE RISE TO OTHER SANCTIONS.

                        Transactions during the quarter as periodically entered via the COEC by the Employee are displayed on the Employee's reporting screen and must be affirmed if they are accurate. Holdings not acquired through a broker and certain holdings that were not subject to pre-clearance (as described below) must also be entered by the Employee.

                        ALL EMPLOYEES ARE REQUIRED TO SUBMIT A QUARTERLY REPORT, EVEN IF THERE WERE NO REPORTABLE TRANSACTIONS DURING THE QUARTER. THE QUARTERLY REPORT MUST INCLUDE TRANSACTION INFORMATION REGARDING:

                        o   all Covered Transactions (as defined on page 8);

                        o   all Wellington Managed Funds (as defined on page 5);

                        o any new brokerage account established during the quarter including the name of the broker, dealer or bank and the date the account was established;

                        o   non-volitional transactions (as described on page
                            13); and

                        o   gift transactions (as described on page 13).

                        Transactions in Wellington Managed Funds and non-volitional transactions must be reported even though pre-clearance is not required. For non-volitional transactions, the nature of the transaction must be clearly specified in the report. Non-volitional transactions include automatic dividend reinvestment and stock purchase plan acquisitions, gifts of securities to and from the Employee, and transactions that result from corporate actions applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends).

                        5
                        Annual Holdings Report

                        SEC Rules also require that each Employee file, on an annual basis, a schedule indicating their personal securities holdings as of December 31 of each year by the following February 14th. SEC Rules require that this report include the title, number of shares and principal amount of each security held in an Employee's personal account and the accounts for which the Employee has a beneficial interest, and the name of any broker, dealer or bank with whom the Employee maintains an account. "Securities" for purposes of this report are Covered Transactions, Wellington Managed Funds and those that must be reported as indicated in the prior section.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        Employees are also required to disclose all of their brokerage accounts at this time, even if the only securities held in such accounts are mutual funds.

                        6
                        Quarterly Certifications

                        As part of the quarterly reporting process on the COEC, Employees are required to confirm their compliance with the provisions of this Code of Ethics. In addition, each Employee is also required to identify any issuer for which the Employee owns more than 0.5% of the outstanding securities.

                        7
                        Annual Certifications

                        As part of the annual reporting process on the COEC, each Employee is required to certify that:

                        o The Employee has read the Code and understands its terms and requirements;

                        o The Employee has complied with the Code during the course of his or her association with the firm;

                        o The Employee has disclosed and reported all personal securities transactions and brokerage accounts required to be disclosed or reported;

                        o The Employee will continue to comply with the Code in the future;

                        o The Employee will promptly report to the Compliance Group, the General Counsel, or the Chair of the Ethics Committee any violation or possible violation of the Code of which the Employee becomes aware; and

                        o The Employee understands that a violation of the Code may be grounds for disciplinary action or termination and may also be a violation of federal and/or state securities laws.

                        8
                        Review of Reports and Additional Requests

                        All reports filed in accordance with this section will be maintained and kept confidential by the Compliance Group. Such reports will be reviewed by the Chief Compliance Officer or his/her designee. The firm may request other reports and certifications from Employees as may be deemed necessary to comply with applicable regulations and industry best practices.
                        --------------------------------------------------------

GIFTS, TRAVEL AND       Occasionally, an Employee may be offered gifts or
ENTERTAINMENT           entertainment opportunities by clients, brokers, vendors
OPPORTUNITIES, AND      or other organizations with whom the firm transacts
SENSITIVE PAYMENTS      business. The giving and receiving of gifts and
                        opportunities to travel and attend entertainment events from such sources are subject to the general

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        principles outlined below and are permitted only under the circumstances specified in this section of the Code.

                        1
                        GENERAL PRINCIPLES APPLICABLE TO GIFTS, TRAVEL AND ENTERTAINMENT OPPORTUNITIES, AND SENSITIVE PAYMENTS

                        o An Employee cannot give or accept a gift or participate in an entertainment opportunity if the frequency and/or value of the gift or entertainment opportunity may be considered excessive or extravagant.

                        o An Employee cannot give or receive a gift, travel and entertainment opportunity or sensitive payment if, in doing so, it would create or appear to create a conflict with the interests of our clients or the firm, or have a detrimental impact on the firm's reputation.

                        o With regard to gifts and entertainment opportunities covered and permitted under the Code, under no circumstances is it acceptable for an Employee to resell a gift or ticket to an entertainment event.

                        2
                        ACCEPTING GIFTS

                        The only gift (other than entertainment tickets) that may be accepted by an Employee is a gift of nominal value (i.e. a gift whose reasonable value is no more than $100) and promotional items (e.g. pens, mugs, t-shirts and other logo bearing items). Under no circumstances may an Employee accept a gift of cash, including a cash equivalent such as a gift certificate, bond, security or other items that may be readily converted to cash.

                        Acceptance of a gift that is directed to Wellington Management as a firm should be cleared with the Employee's Business Manager. Such a gift, if approved, will be accepted on behalf of, and treated as the property of, the firm.

                        If an Employee receives a gift that is prohibited under the Code, it must be declined or returned in order to protect the reputation and integrity of Wellington Management. Any question as to the appropriateness of any gift should be directed to the Chief Compliance Officer, the General Counsel or the Chair of the Ethics Committee.

                        3
                        ACCEPTING TRAVEL AND ENTERTAINMENT OPPORTUNITIES AND TICKETS Wellington Management recognizes that occasional participation in entertainment opportunities with representatives from organizations with whom the firm transacts business, such as clients, brokers, vendors or other

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        organizations, can be useful relationship building exercises. Examples of such entertainment opportunities are: lunches, dinners, cocktail parties, golf outings or regular season sporting events.

                        Accordingly, OCCASIONAL participation by an Employee in such entertainment opportunities for legitimate business purposes is permitted provided that:

                        o a representative from the hosting organization attends the event with the Employee;

                        o the primary purpose of the event is to discuss business or build a business relationship;

                        o the Employee demonstrates high standards of personal behavior;

                        o participation complies with the following requirements for entertainment tickets, lodging, car and limousine services, and air travel.

                        ENTERTAINMENT TICKETS

                        An Employee occasionally may accept ONE TICKET to an entertainment event ONLY IF THE HOST WILL ATTEND THE EVENT WITH THE EMPLOYEE AND THE FACE VALUE OF THE TICKET OR ENTRANCE FEE IS $200 OR LESS, not including the value of food that may be provided to the Employee before, during, or after the event. An Employee is required to obtain prior approval from his or her Business Manager before accepting any other entertainment opportunity.

                        An Employee is strongly discouraged from participating in the following situations and may not participate unless PRIOR approval from his/her Business Manager is obtained:

                        o the entertainment ticket has a face value above $200; if approved by a Business Manager, the Employee is required to reimburse the host for the full face value of the ticket;

                        o the Employee wants to accept more than one ticket; if approved by a Business Manager, the Employee is required to reimburse the host for the aggregate face value of the tickets regardless of each ticket's face value;

                        o the entertainment event is unusual or high profile (e.g., a major sporting event); if approved by a Business Manager, the Employee is required to reimburse the host for the full face value of the ticket regardless of what the face value might be;

                        o the host has extended an invitation to the entertainment event to numerous Employees.

                        Business Managers must clear their own participation in the above situations with the Chief Compliance Officer or Chair of the Ethics Committee.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        EACH EMPLOYEE MUST FAMILIARIZE HIMSELF/HERSELF WITH, AND ADHERE TO, ANY ADDITIONAL POLICIES AND PROCEDURES REGARDING ENTERTAINMENT OPPORTUNITIES AND TICKETS THAT MAY BE ENFORCED BY HIS/HER BUSINESS MANAGER.

                        LODGING

                        An Employee is not permitted to accept a gift of lodging in connection with any entertainment opportunity. Rather, an Employee must pay for his/her own lodging expense in connection with any entertainment opportunity. If an Employee participates in an entertainment opportunity for which lodging is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the lodging, as determined by Wellington Management's Travel Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement PRIOR to attending the entertainment event. Lodging connected to an Employee's business travel will be paid for by Wellington.

                        CAR AND LIMOUSINE SERVICES

                        An Employee must exercise reasonable judgment with respect to accepting rides in limousines and with car services. Except where circumstances warrant (e.g., where safety is a concern), an Employee is discouraged from accepting limousine and car services paid for by a host when the host is not present.

                        AIR TRAVEL

                        An Employee is not permitted to accept a gift of air travel in connection with any entertainment opportunity. Rather, an Employee must pay for his/her own air travel expense in connection with any entertainment opportunity. If an Employee participates in an entertainment opportunity for which air travel is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the air travel, as determined by Wellington Management's Travel Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement PRIOR to attending the entertainment event. Use of private aircraft or charter flights arranged by the host for entertainment related travel is prohibited. Air travel that is connected to an Employee's business travel will be paid for by Wellington Management.

                        4
                        SOLICITATION OF GIFTS, CONTRIBUTIONS, OR SPONSORSHIPS

                        An Employee may not solicit gifts, entertainment tickets, gratuities, contributions (including charitable contributions), or sponsorships from brokers, vendors, clients or companies in which the firm invests or conducts research. Similarly, an Employee is prohibited from making such requests through Wellington

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        Management's Trading Department or any other Wellington Management Department or employee (this prohibition does not extend to personal gifts or offers of Employee owned tickets between Employees).

                        5
                        GIVING GIFTS (other than Entertainment Opportunities)

                        In appropriate circumstances, it may be acceptable for the firm or its Employees to extend gifts to clients or others who do business with Wellington Management. Gifts of cash (including cash equivalents such as gift certificates, bonds, securities or other items that may be readily converted to cash) or excessive or extravagant gifts, as measured by the total value or quantity of the gift(s), are prohibited. Gifts with a face value in excess of $100 must be cleared by the Employee's Business Manager.

                        An Employee should be certain that the gift does not give rise to a conflict with client interests, or the appearance of a conflict, and that there is no reason to believe that the gift violates any applicable code of conduct of the recipient. Gifts are permitted only when made in accordance with applicable laws and regulations, and in accordance with generally accepted business practices in the various countries and jurisdictions where Wellington Management does business.

                        6
                        GIVING ENTERTAINMENT OPPORTUNITIES

                        An Employee is not permitted to source tickets to entertainment events from Wellington Management's Trading Department or any other Wellington Management Department or employee, brokers, vendors, or other organizations with whom the firm transacts business (this prohibition does not extend to personal gifts or offers of Employee owned tickets between Employees). Similarly, an Employee is prohibited from sourcing tickets on behalf of clients or prospects from ticket vendors.

                        CLIENT EVENTS AND ENTERTAINMENT ORGANIZED, HOSTED AND ATTENDED BY ONE OR MORE WELLINGTON MANAGEMENT EMPLOYEES ARE NOT SUBJECT TO THIS PROHIBITION AND ARE OUTSIDE THE SCOPE OF THIS CODE.

                        7
                        SENSITIVE PAYMENTS

                        An Employee may not participate on behalf of the firm, a subsidiary, or any client, directly or indirectly, in any of the following transactions:

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        o Use of the firm's name or funds to support political candidates or issues, or elected or appointed government officials;

                        o Payment or receipt of bribes, kickbacks, or payment or receipt of any money in violation of any law applicable to the transaction;

                        o Payments to government officials or government employees that are unlawful or otherwise not in accordance with regulatory rules and generally accepted business practices of the governing jurisdiction.

                        An Employee making contributions or payments of any kind may do so in his/her capacity as an individual, but may not use or in any way associate Wellington Management's name with such contributions or payments (except as may be required under applicable law). Employees should be mindful of these general principals when making donations to charities sponsored by clients.

                        8
                        QUESTIONS AND CLARIFICATIONS

                        Any question as to the appropriateness of gifts, travel and entertainment opportunities, or payments should be discussed with the Chief Compliance Officer, Global Compliance Manager, the General Counsel, or the Chair of the Ethics Committee.

OTHER ACTIVITIES        OUTSIDE ACTIVITIES

                        All outside business affiliations (e.g., directorships, officerships or trusteeships) of any kind or membership in investment organizations (e.g., an investment club) must be approved by an Employee's Business Manager and cleared by the Chief Compliance Officer, the General Counsel or the Chair of the Ethics Committee prior to the acceptance of such a position to ensure that such affiliations do not present a conflict with our clients' interests. New Employees are required to disclose all outside business affiliations to their Business Manager upon joining the firm. As a general matter, directorships in public companies or companies that may reasonably be expected to become public companies will not be authorized because of the potential for conflicts that may impede our freedom to act in the best interests of clients. Service with charitable organizations generally will be authorized, subject to considerations related to time required during working hours, use of proprietary information and disclosure of potential conflicts of interest. Employees who engage in outside business and charitable activities are not acting in their capacity as employees of Wellington Management and may not use Wellington Management's name.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

                        OUTSIDE EMPLOYMENT

                        Employees who are officers of the firm may not seek additional employment outside of Wellington Management without the prior written approval of the Human Resources Department. All new Employees are required to disclose any outside employment to the Human Resources Department upon joining the firm.

                        --------------------------------------------------------
VIOLATIONS OF THE       COMPLIANCE WITH THE CODE IS EXPECTED AND VIOLATIONS OF
CODE OF ETHICS          ITS PROVISIONS ARE TAKEN SERIOUSLY. Employees must
                        recognize that the Code is a condition of employment with the firm and a serious violation of the Code or related policies may result in dismissal. Since many provisions of the Code also reflect provisions of the US securities laws, Employees should be aware that violations could also lead to regulatory enforcement action resulting in suspension or expulsion from the securities business, fines and penalties, and imprisonment.

                        The Compliance Group is responsible for monitoring compliance with the Code. Violations or potential violations of the Code will be considered by some combination of the Chief Compliance Officer, the General Counsel, the Chair of the Ethics Committee and the Vice Chair of the Ethics Committee, who will jointly decide if the violation or potential violation should be discussed with the Ethics Committee, the Employee's Business Manager, and/or the firm's senior management. Further, a violation or potential violation of the Code by an Associate or Partner of the firm will be discussed with the Managing Partners. Sanctions for a violation of the Code may be determined by the Ethics Committee, the Employee's Business Manager, senior management, or the Managing Partners depending on the Employee's position at the firm and the nature of the violation.

                        Transactions that violate the Code's personal trading restrictions will presumptively be subject to being reversed and any profit realized from the position disgorged, unless the Employee establishes to the satisfaction of the Ethics Committee that under the particular circumstances disgorgement would be an unreasonable remedy for the violation. If disgorgement is required, the proceeds shall be paid to any client disadvantaged by the transaction, or to a charitable organization, as determined by the Ethics Committee.

                        Violations of the Code's reporting and certification requirements will result in a suspension of personal trading privileges and may give rise to other sanctions.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

FURTHER INFORMATION     Questions regarding interpretation of this Code or
                        questions related to specific situations should be directed to the Chief Compliance Officer, the General
                        Counsel or the Chair of the Ethics Committee.

                        Revised: January 1, 2005

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

Approved Exchange Traded Funds                                        Appendix A

SYMBOL                              NAME

DIA                     The Dow Industrials DIAMONDS
QQQ                     Nasdaq-100 Index Tracking Stock
SPY                     Standard & Poor's Depositary Receipts
RSP                     Standard & Poor's Equal Weighted ETF
DGT                     streetTRACKS Dow Jones US Global Titan
DSG                     streetTRACKS Dow Jones US Small Cap Growth
DSV                     streetTRACKS Dow Jones US Small Cap Value
ELG                     streetTRACKS Dow Jones US Large Cap Growth
ELV                     streetTRACKS Dow Jones US Large Cap Value
EFA                     iShares MSCI EAFE
EEM                     iShares MSCI Emerging Markets
FFF                     The FORTUNE 500 Index Tracking Stock
NY                      iShares NYSE 100
NYC                     iShares NYSE Composite
IJH                     iShares S&P MidCap 400 Index Fund
IJJ                     iShares S&P Midcap 400/BARRA Value
IJK                     iShares S&P Midcap 400/BARRA Growth
IJR                     iShares S&P SmallCap 600 Index Fund
IJS                     iShares S&P SmallCap 600/BARRA Value
IJT                     iShares S&P SmallCap 600/BARRA Growth
IOO                     iShares S&P Global 100
ISI                     iShares S&P 1500
IVE                     iShares S&P 500/BARRA Value Index Fund
IVV                     iShares S&P 500 Index Fund
IVW                     iShares S&P 500/BARRA Growth Index Fund
IWB                     iShares Russell 1000 Index Fund
IWD                     iShares Russell 1000 Value Index Fund
IWF                     iShares Russell 1000 Growth Index Fund
IWM                     iShares Russell 2000
IWN                     iShares Russell 2000 Value
IWO                     iShares Russell 2000 Growth
IWP                     iShares Russell Midcap Growth
IWR                     iShares Russell Midcap
IWS                     iShares Russell Midcap Value
IWV                     iShares Russell 3000 Index Fund
IWW                     iShares Russell 3000 Value
IWZ                     iShares Russell 3000 Growth
IYY                     iShares Dow Jones U.S. Total Market Index Fund
JKD                     iShares Morningstar Large Core
JKE                     iShares Morningstar Large Growth

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

Approved Exchange Traded Funds                                        Appendix A

JKF                     iShares Morningstar Large Value
JKG                     iShares Morningstar Mid Core
JKH                     iShares Morningstar Mid Growth
JKI                     iShares Morningstar Mid Value
JKJ                     iShares Morningstar Small Core
JKK                     iShares Morningstar Small Growth
JKL                     iShares Morningstar Small Value
MDY                     Standard & Poor's MidCap 400 Depositary Receipts
OEF                     iShares S&P 100 Index Fund
ONEQ                    Nasdaq Composite
VB                      Vanguard Small Cap VIPERs
VBK                     Vanguard Small Cap Growth VIPERs
VBR                     Vanguard Small Cap Value VIPERs
VO                      Vanguard MidCap VIPERs
VTI                     Vanguard Total Stock Market VIPERs
VTV                     Vanguard Value VIPERs
VUG                     Vanguard Growth VIPERs
VXF                     Vanguard Extended Market VIPERs
VV                      Vanguard Large Cap VIPERs
SHY                     iShares Lehman 1-3 Year Treasury
IEF                     iShares Lehman 7-10 Year Treasury
TLT                     iShares Lehman 20+ Year Treasury
TIP                     iShares Lehman TIPs
AGG                     iShares Lehman Aggregate
LQD                     iShares Goldman Sachs $ InvesTop Corporate

Other ETF's should be pre-cleared and may be added to the above list at the discretion of the Ethics Committee.

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

Personal Securities Transactions                                      Appendix B

--------------------------------------------------------------------------------
YOU MUST PRE-CLEAR AND REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government)
Municipal Bonds
Stock
Closed-end Funds
Exchange Traded Funds not listed in Appendix A
Notes
Convertible Securities
Preferred Securities
ADRs
Single Stock Futures
Limited Partnership Interests (INCLUDING HEDGE FUNDS NOT MANAGED BY WMC)
Limited Liability Company Interests (INCLUDING HEDGE FUNDS NOT MANAGED BY WMC) Options on Securities Warrants
Rights
--------------------------------------------------------------------------------
YOU MUST REPORT (BUT NOT PRE-CLEAR) THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Automatic Dividend Reinvestment
Stock Purchase Plan Acquisitions
Corporate Actions (splits, tender offers, mergers, stock dividends, etc.) Open-end Mutual Funds (other than money market funds) and variable insurance products advised or sub-advised by WMC, including offshore funds ("Wellington Managed Funds")
Gifts of securities to you over which you did not control the timing
Gifts of securities from you to a not-for-profit organization, including a private foundation and donor advised fund
Gifts of securities from you to an individual or donee other than a not-for-profit if the individual or donee represents that he/she has no present intention of selling the security
--------------------------------------------------------------------------------
YOU DO NOT NEED TO PRE-CLEAR OR REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Open-end Mutual Funds not managed by WMC
Offshore Funds not managed by WMC
Variable Insurance Products not managed by WMC
Approved ETFs listed on Appendix A
Direct Obligations of the U.S. Government (including obligations issued by GNMA & PEFCO)
Money Market Instruments
Wellington Trust Company Pools
Wellington Sponsored Hedge Funds
Broad based Stock Index Futures and Options
Securities Futures and Options on Direct Obligations of the U.S. Government Commodities Futures Foreign Currency Transactions
--------------------------------------------------------------------------------
PROHIBITED TRANSACTIONS:
--------------------------------------------------------------------------------
HOLDRS
Initial Public Offerings ("IPOs")
--------------------------------------------------------------------------------

                        Wellington Trust Company, na
                        Wellington Management International Ltd
                        Wellington International Management Company Pte Ltd.

                        Code of Ethics

Gifts and Entertainment                                               Appendix C


-------------------------------------------------------------------------------------------------------------
                                      PERMITTED                           RESTRICTIONS
-------------------------------------------------------------------------------------------------------------
ACCEPTING AN INDIVIDUAL GIFT          Gifts with a value of $100 or       Gifts of cash, gift certificates
                                      less are generally permitted.       or other item readily convertible
                                                                          to cash cannot be accepted.
                                                                          Gifts valued at over $100 cannot
                                                                          be accepted.
-------------------------------------------------------------------------------------------------------------
ACCEPTING A FIRM GIFT                                                     Employee's Business Manager
                                                                          must approve prior to accepting.
-------------------------------------------------------------------------------------------------------------
ACCEPTING ENTERTAINMENT               Permissible only if participation   Discouraged from accepting ticket
OPPORTUNITIES AND TICKETS             is occasional, host is present,     or entrance fee with face value
                                      event has a legitimate business     over $200, more than one ticket,
                                      purpose, ticket or entrance fee     ticket to high profile or unusual
                                      has face value of $200 or less,     event, or event where numerous
                                      event is not unusual or high        Wellington Employees are invited.
                                      profile or could not be deemed      Business Manager approval
                                      excessive.                          required for above situations and
                                                                          Employee must pay for ticket.
-------------------------------------------------------------------------------------------------------------
ACCEPTING LODGING                     Employee cannot accept gift of      Employee must pay cost of lodging
                                      lodging                             in connection with any
                                                                          entertainment opportunity.
-------------------------------------------------------------------------------------------------------------
ACCEPTING CAR/LIMO SERVICE            Exercise reasonable judgment and    Discouraged from accepting when
                                      host must be present.               host is not present unless safety
                                                                          is a concern
-------------------------------------------------------------------------------------------------------------
ACCEPTING AIR TRAVEL-COMMERCIAL       Employee cannot accept gift of      Employee must pay air travel
                                      air travel                          expenses in connection with any
                                                                          entertainment opportunity.
-------------------------------------------------------------------------------------------------------------
ACCEPTING AIR TRAVEL - PRIVATE        Employee cannot accept gift of      Employee cannot accept gift of
                                      private air travel.                 private air travel.
-------------------------------------------------------------------------------------------------------------
GIVING GIFTS                          Gifts to clients valued at $100     Gifts valued at over $100 require
                                      or less are acceptable provided     approval of employee's Business
                                      gift is not cash or cash            Manager.
                                      equivalent.
-------------------------------------------------------------------------------------------------------------
GIVING ENTERTAINMENT                                                      Employees cannot source tickets on
OPPORTUNITIES                                                             behalf of clients from other
                                                                          employees or from ticket vendors.
-------------------------------------------------------------------------------------------------------------


                                  November 2002

                                 BLACKROCK, INC.

                       CODE OF BUSINESS CONDUCT AND ETHICS

INTRODUCTION

      BlackRock, Inc. and its subsidiaries (including BlackRock Financial Management, Inc., BlackRock Institutional Management Corporation, BlackRock Advisors, Inc., BlackRock Capital Management, Inc., BlackRock International, Ltd., BlackRock (Japan), Inc., BlackRock Asia Limited, and BlackRock Investments, Inc. (collectively, "BlackRock" or the "Company")) have maintained a reputation for conducting their business activities in the highest ethical and professional manner. Indeed, BlackRock's reputation for integrity is one of its most important assets and has been instrumental in its business success. Each BlackRock employee - whatever his or her position - is responsible for continuing to uphold these high ethical and professional standards.

      This Code of Business Conduct and Ethics covers a wide range of business activities, practices and procedures. It does not cover every issue that may arise in the course of BlackRock's many bus iness activities, but it sets out basic principles designed to guide employees, officers and directors of BlackRock. All of our employees, officers and directors must conduct themselves in accordance with this Code, and seek to avoid even the appearance of improper behavior.

      Any employee who violates the requirements of this Code will be subject to disciplinary action. If you are in a situation which you believe may violate or lead to a violation of this Code, you should follow the guidelines described in
Section 13 of this Code.

1. COMPLIANCE WITH LAWS AND REGULATIONS

      BlackRock's business activities are subject to extensive governmental regulation and oversight. In particular, as an investment adviser and sponsor of investment companies and other investment products, BlackRock is subject to regulation under the Investment Advisers Act of 1940, the Investment Company Act of 1940, various securities laws, ERISA, and the Commodity Exchange Act, as well as the laws and regulations of certain jurisdictions within and outside the U.S. In addition, BlackRock is subject to regulation and oversight, as a public company, by the Securities and Exchange Commission and the New York Stock Exchange and, as an affiliated company of The PNC Financial Services Group, Inc., ("PNC"), the Federal Reserve Board and the Office of the Comptroller of the Currency.

      It is, of course, essential that BlackRock comply with the laws and regulations applicable to its business activities. Although you are not expected to know the details of these laws and regulations, it is important to know enough about them to determine when to seek advice from supervisors and BlackRock's Legal Department.

      To assist in this effort, BlackRock has provided to all employees its Compliance Manual and various policies and procedures which provide guidance for complying with these laws and regulations. In addition, the Company holds information and training sessions, including annual compliance meetings conducted by BlackRock's Legal Department, to assist employees in achieving compliance with the laws and regulations applicable to BlackRock and its activities.

      In addition, as a public company, BlackRock is required to file periodic reports with the SEC. It is BlackRock's policy to make full, fair, accurate, timely and understandable disclosure in compliance with applicable rules and regulations in all periodic reports required to be filed by the Company.

2. STATEMENT OF PRINCIPLES

      Employees of BlackRock are subject to the Statement of Principles ("Statement of Principles") adopted by PNC and these Principles are hereby incorporated by reference into this Code. The Statement of Principles provides guidance for handling a wide range of ethical, legal and compliance matters. Any questions regarding the application of the Statement of Principles to particular matters should be directed to the General Counsel of BlackRock.

3. CONFLICTS OF INTEREST

      A potential "conflict of interest" may arise under various circumstances. A potential conflict of interest may arise when a person's private interest interferes in some way with the interests of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company. Lo ans to, or guarantees of obligations of, employees, directors or their family members may create conflicts of interest.

      Potential conflicts of interest also arise when a BlackRock employee, officer or director works in some manner for a competitor, client or vendor. Thus, you are not allowed to work for a competitor as a consultant or board member, except as approved by BlackRock's General Counsel. In addition, potential conflicts of interests may arise between the interests of BlackRock on the one hand and the interests of one or more of its clients on the other hand. As an investment adviser and fiduciary, BlackRock has a duty to act solely in the best interests of its clients and to make full and fair disclosure to its clients.

      Conflicts of interest may not always be clear-cut, so if you have a question, you should consult your supervisor, the Company's General Counsel or another member of the Legal Department. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or a member of the BlackRock Legal Department.

4. INSIDER TRADING

      Employees, officers and directors who have access to confidential information about BlackRock, our clients or issuers in which we invest client assets are not permitted to use or share that information for stock trading purposes or for any other purpose except the proper conduct of our business. All non-public information about BlackRock or any of our clients or issuers should be considered confidential information. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical but also illegal.

      In this regard, BlackRock has adopted the BlackRock Insider Trading Policy and the BlackRock Employee Investment Transaction Policy. Under the Employee Investment Transaction Policy, BlackRock employees are required to pre-clear all transactions in securities (except for certain exempt securities such as mutual funds and treasury bills). In addition, BlackRock employees are subject to PNC's policies and procedures regarding transactions in PNC's securities. These policies provide employees with specific procedures and guidance regarding trading of BlackRock's and PNC's securities. If you have any questions regarding the use of confidential information or any of the above securities trading policies, please consult a member of BlackRock's Legal Department.

5. CORPORATE OPPORTUNITIES

      Employees, officers and directors are prohibited from taking for themselves personal opportunities that are discovered through the use of corporate property, information or position without the consent of the Board of Directors or, in some cases, the General Counsel. No employee, officer or director may use corporate property, information, or position for improper personal gain, and no employee, officer or director may compete with the Company directly or indirectly. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

6. COMPETITION, FAIR DEALING AND GRATUITIES

      We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Misappropriating proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. We should each endeavor to respect the rights of and deal fairly with the Company's clients, vendors and competitors. No one in the course of conducting BlackRock's business should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

      The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with clients or vendors. No gift or entertainment should ever be offered, given, provided or accepted by any BlackRock employee, officer, or director, or members of their family unless it: (i) is not a cash gift, (ii) is consistent with customary business practices, (iii) is not excessive in value (not more than $150), (iv) cannot be construed as a bribe or payoff and (v) does not violate any laws or regulations. Additional guidance regarding gifts and gratuities is contained in the Compliance Manual and BlackRock's Policy Regarding Entertainment and Gifts. Please discuss with your supervisor any gifts or proposed gifts which you are not certain are appropriate.

7. DISCRIMINATION AND HARASSMENT

      The diversity of BlackRock's employees is a tremendous asset. BlackRock is firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. In particular, it is BlackRock's policy to comply with the law by affording equal opportunity to all qualified applicants and existing employees without regard to race, religion, color, national origin, sex, age (over 40), disability, status as a Vietnam-era veteran or any other basis that would be in violation of any applicable ordinance or law. All personnel actions, including but not limited to recruitment, selection, hiring, training, transfer, promotion, termination, compensation, and benefits conform to this policy. In addition, BlackRock will not tolerate harassment, bias or other inappropriate conduct on the basis of race, color, religion, national origin, sex, disability, age (over 40), status as a Vietnam-era veteran or any other basis by a manager, supervisor, employee, customer, vendor or visitor that would be in violation of any applicable ordinance or law. BlackRock's Equal Opportunity Policy and other employment policies are available on the Company's internal website.

8. RECORD-KEEPING

      The Company requires honest and accurate recording and reporting of information in order to conduct its business and to make responsible business decisions. In addition, since BlackRock is engaged in a variety of financial services activities and is a public company, it is subject to extensive regulations regarding maintenance and retention of books and records.

      Generally, all of BlackRock's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to BlackRock's system of internal controls.

      Many employees regularly use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is proper, ask your supervisor or the Finance Department. BlackRock's Employee Expense Reimbursement Policies and Procedures are available from the Finance Department and on the Company's internal website.

      Business records and communications often become public, and employees should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that can be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Company's record retention policies. Finally, in the event of litigation or governmental investigations, please consult BlackRock's Legal Department regarding any specific record-keeping requirements or obligations.

9. CONFIDENTIALITY

      Generally, BlackRock employees, officers and directors must maintain the confidentiality of confidential information entrusted to them by the Company or its clients, except when disclosure is authorized by the Legal Department or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its clients, if disclosed. It also includes information that clients and other parties have entrusted to us. The obligation to preserve confidential information continues even after employment ends. All employees of BlackRock have signed a Confidentiality and Employment Policy which sets forth specific obligations regarding confidential information. Any questions regarding such Policy or other issues relating to confidential information, should be directed to a member of the Legal Department.

10. PROTECTION AND PROPER USE OF BLACKROCK ASSETS

      You should endeavor to protect BlackRock's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported to your supervisor or a member of the Legal Department for investigation. Company technology, equipment or other resources should not be used for non-Company business, though incidental personal use may be permitted.

      Your obligation to protect the Company's assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy, and it could also be illegal and result in civil and/or criminal penalties.

11. PAYMENTS TO GOVERNMENT PERSONNEL

      The U.S. Foreign Corrupt Practices Act prohibits offering or giving anything of value, directly or indirectly, to officials of foreign governments, foreign political candidates or foreign political parties in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country or secure any improper advantage.

      In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. go vernment personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate BlackRock's policy but could also be a criminal offense. Various state and local governments, as well as foreign governments, have similar rules regarding gratuities and payments.

      Additionally, U.S. federal, state, and local law as well as foreign laws govern contributions to political candidates and parties, as well as the employment of former governmental personnel. Guidance regarding political contributions is contained in the Compliance Manual and BlackRock's Policy Regarding Political Contributions and Gifts to Public Officials.

12. DRUGS AND ALCOHOL

      The Company prohibits the use, possession or distribution of illegal drugs by employees while working for BlackRock. Also, the Company prohibits any use of alcohol by employees that might affect their fitness for duty or job performance, the operations of the Company, and/or their security or safety or that of others. All newly hired employees must submit to a drug screening test on a timely basis and must pass it in order to be employed by BlackRock. A current employee may also be asked to submit to and pass drug screening and alcohol detection tests under certain circumstances.

13. WAIVERS OF THE CODE OF BUSINESS CONDUCT AND ETHICS

      Any waiver of this Code for executive officers or directors may be made only by BlackRock's Board of Directors or a committee of the Board and will be promptly disclosed as required by law or stock exchange regulation.

14. REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOR

      You should talk to supervisors, managers or members of BlackRock's Legal Department about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation. In addition, employees of BlackRock may utilize (on an anonymous basis if desired) a hotline (1-866-785-9753) maintained by PNC for reporting ethical or compliance violations. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith by employees. Employees are expected to cooperate in internal investigations of misconduct.

      The General Counsel of BlackRock will report material violations of this Code or the policies and procedures referenced herein to the Board of Directors of BlackRock (or a committee thereof), to the Chief Executive Officer of BlackRock or to the Audit Committee of PNC's Board of Directors.

15. COMPLIANCE PROCEDURES

      We must all work to ensure prompt and consistent action against violations of this Code. However, in some situations it is difficult to know right from wrong. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:

..     [ ] Make sure you have all the facts. In order to reach the right solutions, we must be as fully informed as possible.

.. [ ] ASK YOURSELF: WHAT SPECIFICALLY AM I BEING ASKED TO DO? DOES IT SEEM UNETHICAL OR IMPROPER? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, seek guidance before acting. .

..     [ ] Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

..     [ ] Discuss the issue with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process. Remember that it is your supervisor's responsibility to help solve problems.

..     [ ] Seek help from Company resources. In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, discuss it locally with your office manager, your Human Resources manager or a member of BlackRock's Legal Department. If you prefer to write, address your concerns to your Human Resource manager or the General Counsel of BlackRock, as appropriate.

..     [ ] You may report ethical violations in confidence and without fear of retaliation. If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

..     [ ]  Always ask first, act later. If you are unsure of what to do in any situation, seek guidance BEFORE YOU ACT.

16. ACKNOWLEDGEMENT

      Each employee of BlackRock is required to sign a written acknowledgement that he or she has received a copy of this Code, has carefully read the Code and will abide by its terms. A violation of this Code may be cause for significant sanctions including termination of employment.

                                 CODE OF ETHICS

                                       OF

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

PREAMBLE

         This Code of Ethics is being amended by the Executive Committee, effective February 1, 2005, in compliance with the requirements of Rule 17j-1 (the "Rule") adopted by the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "Investment Company Act"), and Sections 204A and 206 of the Investment Advisers Act of 1940 (the "Advisers Act"), specifically Rule 204A-1 and Rule 204-2 thereunder, to effectuate the purposes and objectives of those provisions. Section 204A of the Advisers Act requires the establishment and enforcement of policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by investment advisers. Rule 204A-1 requires investment advisers to establish, maintain and enforce a written code of ethics for each officer, director, partner and employee of the investment adviser, including any person who provides investment advice on behalf of the Firm and is subject to the supervision and control of the Firm. Rule 204-2 imposes recordkeeping requirements with respect to personal securities transactions of Access Persons (defined below). Rule 17j-1 under the Investment Company Act and Section 206 of the Advisers Act make the following activities unlawful for certain persons, including any employee of NWQ Investment Management Company, LLC (the "Firm") in connection with the purchase or sale by such person of a security held or to be acquired by any Portfolio or any Fund managed by the Firm:

     1. To employ a device, scheme or artifice to defraud a Portfolio, a Fund, any client or prospective client;

     2. To make to a Portfolio, a Fund, any client or prospective client, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

     3. To engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon a Portfolio, a Fund, any client or prospective client; or

     4. Acting as principal for his/her own account, knowingly to sell any security to or purchase any security from a client, or acting as a broker for a person other than such client, knowingly to effect any sale or purchase of any security for the account of such client, without disclosing to such client in writing before the completion of such transaction the capacity in which he/she is acting and obtaining the consent of the client to such transaction. The prohibitions of this paragraph (4) shall not apply to any transaction with a customer of a bank broker or dealer if such broker or dealer is not acting as an investment adviser in relation to such transaction; or

     5. To engage in any act, practice, or course of business which is fraudulent, deceptive or manipulative.

         This Code contains provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and procedures reasonably necessary to prevent violations of the Code.

                                     C-129-1

STANDARDS OF BUSINESS CONDUCT

A.  FIDUCIARY STANDARDS

NWQ strives at all times to conduct its investment advisory business in strict accordance with its fiduciary obligations. It is NWQ's policy to protect the interest of each of its clients and to place the client's interest first and foremost. NWQ's fiduciary responsibilities include the duty of care, loyalty, honesty, and good faith. It is therefore imperative that employees and Access Persons provide full and fair disclosure of all relevant facts concerning any potential or actual conflict of interest, make investment decisions and recommendations that are suitable for clients, and seek best execution for client transactions in accordance with NWQ's best execution policies and procedures.

B.  COMPLIANCE WITH LAWS AND COMPANY POLICIES

NWQ operates in a highly regulated business environment, and has adopted many policies and procedures applicable to the conduct of its employees and Access Persons, including the Nuveen Investments, Inc. Code of Business Conduct and Ethics. Employees and Access Persons must respect and comply with all laws, rules and regulations which are applicable to NWQ in the conduct of its business. Without limiting the foregoing, it is especially important that employees and Access Persons comply with applicable federal securities laws, which prohibit, among other things, the following:

     o    Employing any device, scheme or artifice to defraud a client;

     o Making any untrue statement of a material fact to a client or omitting to state a material fact necessary in order to make statements made to a client, in light of the circumstances under which they are made, not misleading;

     o Engaging in any act, practice or course of business that operates or would operate as a fraud or deceit upon a client;

     o    Engaging in any manipulative practice with respect to a client; and

     o Engaging in any manipulative practice with respect to securities, including price manipulation.

C.  CONFLICTS OF INTEREST

Compliance with NWQ's fiduciary obligations can be achieved by avoiding conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to a client.

Conflicts of interest may arise, for example, when an employee or Access Person favors the interests of one client over another (e.g., a larger account over a smaller account, an account compensated by performance fees over an account not so compensated, or an account of a close friend or relative) without a legitimate reason for doing so. Employees and Access Persons are prohibited from engaging in inappropriate favoritism among clients that would constitute a breach of fiduciary duty.

                                     C-129-2

Conflicts may arise when an employee or Access Person has a material interest in or relationship with the issuer of a security that he or she is recommending or purchasing for a client. Conflicts may also arise when an employee or Access Person uses knowledge about pending or currently considered securities transactions for clients to profit personally. Restrictions on personal securities transactions are addressed in detail below.

Conflicts of interest may not always be clear-cut. Any employee or Access Person who becomes aware of a conflict of interest or potential conflict involving a client account should bring it to the attention of NWQ's Legal/Compliance Department.

D.  GIFTS

Employees and Access Persons are restricted from accepting gifts from any person or entity that does business with or on behalf of NWQ or any client account. For this purpose, "gift" has the same meaning as in Rule 2830 of the National Association of Securities Dealers Conduct Rules. Gifts received by an employee from any one person or entity may not have an aggregate market value of more than $100 per year. Employees and Access Persons are also subject to the restrictions in Rule 2830 with respect to accepting non-cash compensation in the way of entertainment, including meals, golfing and tickets to cultural and sporting events.

Employees and Access Persons are similarly restricted from giving gifts and providing entertainment to others.

For more information, refer to Nuveen's Cash and Non-Cash Compensation
Procedures.

E.  OUTSIDE DIRECTORSHIPS AND OUTSIDE BUSINESS ACTIVITIES

Employees and Access Persons may not serve on the board of directors of any publicly traded company. Employees and Access Persons may not serve on the board of directors of any private, closely held or not-for-profit organizations or engage in any significant outside business activities without prior written approval from the Legal/Compliance Department of NWQ.

F.  PROTECTION OF CONFIDENTIAL INFORMATION

Each employee and Access Person must preserve the confidentiality of non-public information learned in the course of his or her employment, including nonpublic information about NWQ's securities recommendations and client securities holdings and transactions. Employees and Access Persons may not misuse such information or disclose such information, whether within or outside NWQ, except to authorized persons who need to know the information for business purposes. Employees and Access Persons must comply with all laws, rules and regulations concerning the protection of client information including, without limitation, Regulation S-P.

                                     C-129-3

G.  PAYMENTS TO GOVERNMENT OFFICIALS AND POLITICAL CONTRIBUTIONS

No payment can be made directly or indirectly to any employee, official or representative of any governmental agency or any party or candidate for the purposes of influencing any act or decision on behalf of NWQ. Employees and Access Persons are free to participate as individuals in political activities, but are prohibited from engaging in such activities as a representative of NWQ or Nuveen and from using the name or credibility of NWQ or Nuveen in connection with political activities. NWQ will not reimburse any employee or Access Person for any political contributions or similar expenses.

POLICY STATEMENT ON INSIDER TRADING

                  The Firm forbids any officer or employee from trading, either personally or on behalf of others, including accounts managed by the Firm, on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as "insider trading." The Firm's policy applies to every officer and employee and extends to activities within and outside their duties at the Firm. Any questions regarding the Firm's policy and procedures should be referred to the Chief Compliance Officer.

                  The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or to communications of material nonpublic information to others.

                  While the law concerning insider trading is not static, it is generally understood that the law prohibits:

                  1) trading by an insider, while in possession of material nonpublic information, or


                  2) trading by a non-insider, while in possession of material nonpublic information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

                  3)   communicating material nonpublic information to others.

                  The concept of "insider" is broad. It includes officers and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, the Firm may become a temporary insider of a company it advises or for which it performs other services. For that to occur the company must expect the Firm to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the Firm will be considered an insider.

                                     C-129-4

                  Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

                  Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

                  Before trading for yourself or others in the securities of a company about which you may have potential inside information, ask yourself the following questions:

                  i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

                  ii. Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace?

                  If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps.

                  i. Report the matter immediately to the Firm's General Counsel and/or Chief Compliance Officer.

                  ii. Do not purchase or sell the securities on behalf of yourself or others.

                  iii. Do not communicate the information inside or outside
                       the Firm, other than to the Firm's General Counsel and/or Chief Compliance Officer.

                  iv. After the Firm's General Counsel and/or Chief Compliance Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information.

                                     C-129-5

                  Information in your possession that you identify as material and nonpublic may not be communicated to anyone, including persons within the Firm, except as provided above. In addition, care should be taken so that such information is secure. For example, files containing material nonpublic information should be sealed; access to computer files containing material nonpublic information should be restricted.

                  The role of the Firm's General Counsel and Chief Compliance Officer are critical to the implementation and maintenance of the Firm's policy and procedures against insider trading. The Firm's Supervisory Procedures can be divided into two classifications - prevention of insider trading and detection of insider trading.

                  To prevent insider trading, the Firm will:

                    i. provide, on a regular basis, an educational program to familiarize the Firm's officers and employees with the Firm's policy and procedures, and


                    ii. when it has been determined that an officer or employee of the Firm has material nonpublic information,


                        1. implement measures to prevent dissemination of such information, and

                        2. if necessary, restrict officers and employees from trading the securities.

                    To detect insider trading, the Chief Compliance Officer will:

                    i. review the trading activity reports filed by each officer and employee, and


                    ii. review the trading activity of accounts managed by the Firm.

PERSONAL TRADING REQUIREMENTS

A.       DEFINITIONS

     1. "Access Person" means any director, officer, employee, partner or Advisory Representative of the Firm and Nuveen designees.


                                     C-129-6

2. "Advisory Representative means any of the Firm's employees, or other persons who provide investment advice on behalf of the Firm and are subject to the supervision and control of the Firm, who (i) have access to nonpublic information regarding any client's purchase or sale of securities or nonpublic information regarding the portfolio holdings of any Fund advised or subadvised by the Firm or by a company in a control relationship with the Firm; or (ii) are involved in making Securities recommendations to clients or who have access to such recommendations that are non-public. "Advisory Representative" also includes (a) any director, officer, general partner or employee of a company in a control relationship with the Firm who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a client account or whose functions relate to the making of such recommendations and (b) any natural person in a control relationship with the Firm who obtains information concerning recommendations made to clients concerning a purchase or sale of a security. This definition includes but is not limited to the following: partner, officer, "Investment Person," "Portfolio Manager" and any other employee of the Adviser designated as an "Advisory Representative" from time to time by NWQ's Chief Compliance Officer.

3. "Non-Advisory Representative" means any individual who has no contact with information regarding the purchases or sales of Securities made by the Firm in his or her regular functions or duties. However, such individuals are subject to the Preamble and Policy Statement on Insider Trading contained in this Code.

4. "Affiliated company" means a company which is an affiliated person, as defined in the 1940 Act.

5. "Affiliated person" of another person means (a) any person directly or indirectly owning, controlling, or holding with power to vote, five (5%) percent or more of the outstanding voting securities of such other person;
     (b) any person five (5%) percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (c) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (d) any officer, director, partner, copartner, or employee of such other person; (e) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and
     (f) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

6. "Analyst" means an employee of the Firm entrusted with the direct responsibility to advise Portfolio Managers about specific securities held by, or to be purchased for, the Portfolios or Funds managed by the Firm


                                     C-129-7

7. "Beneficial ownership" shall be interpreted in the same manner as it would be under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act") in determining whether a person is the beneficial owner of a security for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder, that, generally speaking, encompasses those situations where the beneficial owner has the right to enjoy a direct or indirect economic benefit from the ownership of the security. A person is normally regarded as the beneficial owner of securities held in (i) the name of his or her spouse, domestic partner, minor children, or other relatives living in his or her household; (ii) a trust, estate or other account in which he/she has a present or future interest in the income, principal or right to obtain title to the securities; or (iii) the name of another person or entity by reason of any contract, understanding, relationship, agreement or other arrangement whereby he or she obtains benefits substantially equivalent to those of ownership.

8. "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Any person who owns beneficially, either directly or through one or more controlled companies, more than twenty-five (25%) percent of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than twenty-five (25%) percent of the voting securities of any company shall be presumed not to control such company. A natural person shall be presumed not to be a controlled person.

9. "Disclosable transaction" means any transaction in a security or an NWQ Fund pursuant to which an Access Person would have a beneficial ownership.

10. "Firm" means the investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, subject to this Code of Ethics.

11. "Fund" means any investment vehicle registered under the Investment Company Act of 1940 for which the Firm acts as manager, adviser or subadviser.

12. "Interested Person" of another person, when used with respect to a Fund, means (i) any affiliated person of the Fund; (ii) any member of the immediate family of any natural person who is an affiliated person of the Fund; (iii) any interested person of any investment adviser of or principal underwriter for the Fund; (iv) any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of the Fund has acted as legal counsel for the Fund; (v) any broker or dealer registered under the Securities Exchange Act of 1934 or any affiliated person of such a broker or dealer; or (vi) any natural person whom the Commission by order shall have determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of the Fund, a material business or professional relationship with the Fund or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company, provided, that no person shall be deemed to be an interested person of an investment company solely by reason of (aa) his being a member of its Board of Directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso.


                                     C-129-8

13. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act.

14. "Investment Personnel" means (a) any Portfolio Manager of the Firm; (b) any employee of the Firm (or of any company in a control relationship to a Fund or the Firm) who, in connection with his regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Firm, including securities analysts and traders; or (c) any person who controls a Fund or the Firm and who obtains information concerning recommendations made to any Fund or Portfolio regarding the purchase or sale of securities by the Fund or Portfolio.

15. "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to
     Section 4(2) or Section 4(6) or Rules 504, 505 or 506 under the Securities Act. Limited offerings are commonly referred to as private placements.

16. "Non-interested" Director means a director or trustee who is not an interested person.

17. "Nuveen Designee" means an employee of Nuveen Investments, Inc. or Rittenhouse Financial Services that the Legal Department of Nuveen Investments, Inc. requires be subject to this Code of Ethics.

18. "NWQ Open-End Fund" means any open-end investment company registered under the Investment Company Act of 1940 for which the Firm acts as manager, adviser or sub-adviser.

19. "NWQ Affiliated Open-End Fund" means any open-end investment company registered under the Investment Company Act of 1940 and managed, advised or sub-advised by any company that controls, is controlled by or is under common control with NWQ.

20.  "Person" means a natural person or a company.

21. "Portfolio" means any account, trust or other investment vehicle (except "Fund") over which the Firm has investment management discretion.

22. "Portfolio Manager" means an employee of the Firm entrusted with the direct responsibility and authority to make investment decisions affecting the Portfolios or Funds managed by the Firm.

23. "Preclearance Designee" means a person who has been designated by the Chief Compliance Officer to preclear securities transactions.


                                     C-129-9

24. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a Security.

25. "Security Held or to be Acquired" unless otherwise stated or provided for herein means (i) any security which, within the most recent 15 days, is or has been held by a Fund or Portfolio, or is being or has been considered for purchase by a Fund or Portfolio, or (ii) any option to purchase or sell and any security convertible into or exchangeable for a Security.

26. "Security" shall have the meaning set forth in Section 202(a)(18) of the Advisers Act and Section 2(a)(36) of the 1940 Investment Company Act and means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing and includes, among other things, any closed-end investment company registered under the Investment Company Act of 1940 and any privately placed limited partnership interests. For purposes of this Code, "Security" shall not include any commodities contracts or futures including contracts on equity indices.

     "Security" shall NOT include direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, high quality short-term debt instruments (maturity of less than 366 days at issuance and rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization), including repurchase agreements, commercial paper and shares of money market funds that limit their investments to the exempted securities enumerated above. Also excluded from the definition are any registered open-end investment companies (e.g. open-end mutual funds). Any question as to whether a particular investment constitutes a "Security" should be referred to the Chief Compliance Officer of the Firm.

                                    C-129-10

B.       PROHIBITED TRANSACTIONS

         No Access Person shall engage in any act, practice or course of conduct, which would violate the provisions of Rule 17j-1 of the Investment Company Act or Section 206 of the Investment Advisers Act as set forth above.

1.       Access Persons

         Except as provided in Section C below, no Access Person shall:

          (a) purchase or sell, directly or indirectly, any security in which he/she has or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his/her actual knowledge at the time of such purchase or sale:

               (1) is being considered for purchase or sale by any Portfolio or Fund managed by the Firm, or

               (2) is being purchased or sold by any Portfolio or Fund managed by the Firm; or

          (b) disclose to other persons the securities activities engaged in or contemplated for the various Portfolios or Funds managed by the Firm.

          (c) engage in more than 125 transactions in equity securities during calendar year; provided that:

               (1) transactions in the shares of any open-end, registered investment company shall be excluded from this restriction; and

               (2) transactions in the same equity security for multiple accounts owned or beneficially owned by an Access Person that are submitted for pre-clearance approval at the same time shall be deemed to be one transaction for the purpose of the transaction limit set forth in this subsection and

               (3) corporate initiated actions (i.e. tender offer, merger, etc.) are excluded from this restriction. Exceptions: The Firm's Chief Compliance Officer may allow an exception to the equity security transaction limit set forth in Section B
                    (1) c above.

          (d) effective October 1, 2002, purchase or sell, directly or indirectly, any security issued by Nuveen Investments, Inc., unless the Access Person has received prior written approval from the Legal Department of Nuveen Investments, Inc.

          (e) effective January 15, 2004, sell, directly or indirectly, any NWQ Fund shares in which he/she has any direct or indirect beneficial ownership unless the Access Person has owned the NWQ Fund shares being sold for at least thirty (30) days prior to sale.


                                    C-129-11

                   EXEMPTIONS FROM THE 30-DAY HOLDING PERIOD.

                    i) Sales of NWQ Fund shares under special circumstances as determined by a Preclearance Designee who is not the portfolio manager of the NWQ Fund whose shares are being sold, and approved in advance in writing by such Preclearance Designee; and

                    ii) Sales of NWQ Fund shares by a Nuveen Designee which are governed by Nuveen's Code of Ethics.

          (f) Effective February 1, 2005, purchase or sell, directly or indirectly, any NWQ Open-End Fund shares or NWQ Affiliated Open-End Fund shares in contravention of the fund's frequent trading policy as set forth in its registration statement (please review and retain the funds' prospectus).

          (g) acquire a beneficial interest in any securities, other than non-convertible fixed income, in an initial public offering ("IPO") or other limited offerings commonly referred to as PRIVATE PLACEMENTS, without prior written approval of the Chief Compliance Officer of the Firm (NWQ Investment Management Company, LLC). The Chief Compliance Officer must maintain a record of any decision, and the reasons supporting the decision, to approve the investment personnel's acquisition of an IPO or private placement for at least five years after the end of the fiscal year in which the approval was granted.

Exception: The Chief Compliance Officer of the firm generally allows an exception to this policy in the following cases:

     (1) The issuer of the IPO employs either the spouse or other household member of the investment personnel, or

     (2) The issuer of the IPO is owned by a relative or household member of the investment personnel, or

     (3) The IPO is the result of the de-mutualization of an insurance or financial services company for which the investment personnel, their spouse or household member is eligible to acquire shares due to an insurance policy, deposit or financial interest held with the issuer.

                                    C-129-12

                  Before granting such approval the Chief Compliance Officer (or other designee) should carefully evaluate such investment to determine that the investment could create no material conflict between the investment personnel and a Fund or Portfolio. The Chief Compliance Officer may make such determination by looking at, among other things, the nature of the offering and the particular facts surrounding the purchase. For example, the Chief Compliance Officer may consider approving the transaction if the Chief Compliance Officer (or designee) can determine that: (i) the investment did not result from directing Fund, Portfolio or Firm business to the underwriter or issuer of the security; (ii) the Investment Personnel is not misappropriating an opportunity that should have been offered to the Fund or Portfolio; and
                  (iii) an Investment Person's investment decisions for the Fund or Portfolio will not be unduly influenced by his or her personal holdings and investment decisions are based solely on the best interests of Fund or Portfolio. Any person authorized to purchase securities in an IPO or private placement shall disclose that investment when they play a part in a Fund's or Portfolio's subsequent consideration of an investment in that issuer. In such circumstances, a Fund's or Portfolio's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer.

2.   Investment Personnel

     In addition to the prohibitions listed in Section B(1) above, no investment personnel shall engage in any of the following:

     (a) accept any gift or other thing in contravention of NWQ's gifts policy as set forth above or Nuveen's Cash and Non-Cash Compensation Policy..

     (b) profit in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement to the appropriate Portfolio(s) or Fund(s) of the Firm.

              EXCEPTION: The Firm's Chief Compliance Officer or designee may allow exceptions to this policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as front running or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger. [See Pre-Clearance Procedures below]. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and front running transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of a trade by one of the Funds or Portfolios. The Chief Compliance Officer or designee shall consider the policy reasons for the ban on short-term trades, as stated herein, in determining when an exception to the prohibition is permissible. The Chief Compliance Officer or designee may consider granting an exception to this prohibition if the securities involved in the transaction are not (i) being considered for purchase or sale by a Fund or Portfolio that serves as the basis of the individual's "investment personnel" status or
              (ii) being purchased or sold by a Fund or Portfolio that serves as the basis of the individual's "investment personnel" status and, are not economically related to such securities. In order for a proposed transaction to be considered for exemption from the short-term trading prohibitions, the investment personnel must complete, sign and submit to the Chief Compliance Officer a completed Securities Transactions Report Relating to Short-Term Trading (EXHIBIT D), certifying that the proposed transaction is in compliance with this Code of Ethics.

                                    C-129-13

         (c) serve on the Board of Directors of any publicly traded company without prior authorization of the Chief Compliance Officer of the Firm. Any such authorization shall be based upon a determination that the board service would be consistent with the interests of the Firm, any Portfolios or Funds. Authorization of board service shall be subject to the implementation by the Firm of "Chinese Wall" or other procedures to isolate such investment personnel from making decisions about trading in that company's securities.

3.       Portfolio Managers

     In addition to the prohibitions listed in Sections B(1) and (2) above, no portfolio manager shall:

         (a) buy or sell a security within seven (7) calendar days before or two (2) calendar days after any portfolio of the Firm that he or she manages trades in that security. Any trades made within the proscribed period shall be unwound, if possible. Otherwise, any profits realized on trades within the proscribed period shall be disgorged to the appropriate client portfolio.

4.       Analysts

     In addition to the prohibitions listed in Sections B(1) and (2) above, no analyst shall:

         (a) buy or sell a security within seven (7) calendar days before or two (2) calendar days after recommending that the Firm trade in that security for any client of the Firm. Any trades made within the proscribed period shall be unwound, if possible. Otherwise, any profits realized on trades within the proscribed period shall be disgorged to the appropriate client portfolio.

C.       EXEMPTED TRANSACTIONS AND DISCLOSURES

      Transactions described in Sections B(1) a & b, B(2)(b), B(3) and B(4) above, which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to a Fund or Portfolio and which are otherwise transacted in accordance with Investment Company Act Rule 17j-1 and Section 206 of the Investment Advisers Act may be permitted within the discretion of the Chief Compliance Officer of the Firm on a case-by-case basis. Such exempted transactions may include:

1. Purchases or sales of securities which are not eligible for purchase by a Fund or Portfolio and which are not related economically to securities purchased, sold or held by a Fund or a Portfolio.

2. Securities of companies with a market capitalization in excess of $1 billion.


                                    C-129-14

3. Purchases or sales of a de minimus amount of securities. A de minimus amount of securities shall be defined in this section of the Code of Ethics as:

     (a) up to an aggregate $25,000 principal amount of a fixed income security within any three-consecutive month period;

     (b) up to an aggregate 100 shares of an equity security within any three-consecutive month period; or

     (c) any amount of securities if the proposed acquisition or disposition by a Fund or Portfolio is in the amount of 1,000 shares or less and the security is listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

4. Transactions in securities over which the Access Person, Fund and/or Portfolio has no influence or control, including:

     (a) purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

     (b) purchases or sales which are non-volitional on the part of either the Access Person or the Fund and/or Portfolio;

     (c) purchases which are part of an automatic investment plan, including a dividend reinvestment plan or direct stock plan (pending preclearance of the original purchase); and

     (d) securities acquired by the exercise of rights issued pro rata by an issuer to all holders of a class of its securities (to the extent such rights were acquired from such issuer), and sales of such rights so acquired.

5. Transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and shares of registered open-end investment companies.

6. Access Persons may disclose to employees of affiliates the activities in a security engaged in for the various Portfolios or Funds managed by the Firm so long as, at the time of disclosure, (a) the Firm has completed all firm-wide transactions in such security for all Portfolios and Funds managed according to a specific investment mandate, and (b) the only pending transactions in such security are those that result from new accounts, terminated accounts or cash flows.

7. The Firm's Chief Compliance Officer or his designee shall disclose to the Chief Compliance Officer of Nuveen Investments, Inc. a list of the securities activities engaged in or contemplated for the various Portfolios or Funds managed by the Firm in order to facilitate pre-clearance of securities transactions of Nuveen Designees.


                                    C-129-15

D.       COMPLIANCE PROCEDURES

With respect to the pre-clearance and reporting requirements contained herein, Access Persons shall pre-clear through and report to the Chief Compliance Officer of the Firm.

1.       PRE-CLEARANCE PROCEDURES

         All Access Persons must receive prior written approval from the Firm's Chief Compliance Officer, or other officer designated by the Executive Committee, before purchasing or selling securities in an account that such Access Person has beneficial ownership. The Access Person should request pre-clearance by completing, signing and submitting Personal Securities Transactions Pre-Clearance Form (EXHIBIT E) to the Chief Compliance Officer (or other designated officer).

         Pre-clearance approval will be valid for two business days including the date on which the authorization is granted. For example, preclearance received Friday would expire as of the close of business Monday. If the trade is not completed before such pre-clearance expires, the Access Person is required to again obtain pre-clearance for the trade. In addition, if an Access Person becomes aware of any additional information with respect to a transaction that was precleared, such person is obligated to disclose such information to the appropriate Chief Compliance Officer prior to executing the precleared transaction.

         Access Persons are excluded from preclearing securities purchased, sold or acquired in the following transactions:

         (a) purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

         (b) purchases or sales which are non-volitional on the part of either the Access Person or a Fund or Portfolio.

         (c) purchases which are part of an automatic investment plan, including an automatic dividend reinvestment plan or direct stock plan (pending preclearance of the original purchase).

         (d) securities acquired by the exercise of rights issued pro rata by an issuer to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

         (e) transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies are not subject to pre-clearance.

                                    C-129-16

2.       DISCLOSURE OF PERSONAL HOLDINGS

         All Access Persons except the Nuveen Designees shall disclose to the NWQ Chief Compliance Officer and all Nuveen Designees shall disclose to the Chief Compliance Officer of Nuveen Investments, Inc.:

         (a) all personal securities holdings and holdings in NWQ Open-End Funds and NWQ Affiliated Open-End Funds (including holdings acquired before the person became an Access Person) within ten
              (10) days upon the later of commencement of employment or adoption of this Code of Ethics; and

         (b) The name of any broker, dealer, bank, Fund or Fund distributor with whom the Access Person maintains an account, including a Nuveen 401(k) account, in which any securities and/or any NWQ Open-End Funds or NWQ Affiliated Open-End Funds were held for the direct or indirect benefit of the Access Person must also be reported.

         Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than NWQ Open-End Funds and NWQ Affiliated Open-End Funds) are not required to be disclosed. Access Persons do not need to report holdings in any account over which the Access Person has no direct or indirect influence or control.

         A list of NWQ Open-End Funds and NWQ Affiliated Open-End Funds appears attached hereto as Exhibit G.

         The Chief Compliance Officer shall request Access Persons to provide duplicate copies of confirmation of (or statement showing) each disclosable transaction in the accounts, except that information for the Access Person's Nuveen 401(k) account will be provided quarterly from the 401(k) plan recordkeeper. In addition, Nuveen Designees are not required to provide confirmation of transactions as they will provide such confirmations to Nuveen's Compliance Department.

         In addition to reporting securities holdings, every Access Person shall certify in his initial report that:

         (a) he has received, read and understands the Code of Ethics and recognizes that he is subject thereto; and

         (b) he has no knowledge of the existence of any personal conflict of interest relationship which may involve a Fund or Portfolio, such as any economic relationship between his transactions and securities held or to be acquired by a Fund or a Portfolio.

                                    C-129-17

         This initial report shall be made on the form attached as Initial Report of Access Person (EXHIBIT A) for all Access Persons except Nuveen Designees and shall be delivered to the Chief Compliance Officer of the Firm. The initial report for Nuveen Designees shall be made on the form provided by Nuveen and shall be delivered to the Nuveen Chief Compliance Officer.

3.       QUARTERLY REPORTING REQUIREMENTS

   All Access Persons except Nuveen Designees shall disclose to the Firm's Chief Compliance Officer all personal securities transactions and all transactions in shares of NWQ Open-End Funds and NWQ Access PersonAffiliated Open-End Funds conducted during the period as of the calendar quarter ended within thirty (30) days after quarter end. (NWQ Open-End Funds and NWQ Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of your quarterly statements to be provided to NWQ's Chief Compliance Officer.) All Nuveen Designees shall disclose to Nuveen's Chief Compliance Officer all personal securities transactions during the period as of the calendar quarter ended within thirty (30) days after quarter end. Transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (other than NWQ Open-End Funds and NWQ Affiliated Open-End Funds) are not required to be disclosed. Access Persons do not need to report transactions effected in any account over which the Access Person has no direct or indirect influence or control.

         Every Access Person shall disclose quarterly the:

          (a) date of the transaction, title of the security, interest rate and maturity date (if applicable), trade date, number of shares, and principal amount of each security involved;

          (b) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

          (c) the name of the broker, dealer, bank , Fund or Fund distributor with or through whom the transaction was effected; and

          (d) the date the report is submitted to the appropriate Chief Compliance Officer.

         In addition, with respect to any account, including a Nuveen 401(k) account, established by an Access Person in which any securities or any NWQ Open-End Funds and NWQ Affiliated Open-End Funds were held during the quarter for the direct or indirect benefit of the Access Person, the Access Person must provide:

          (a) the name of the broker, dealer, bank , Fund or Fund distributor with whom he or she established the account;

          (b)  the date the account was established; and

          (c)  the date the report is submitted by the Access Person.


                                    C-129-18

         This quarterly report for all Access Persons except Nuveen Designees shall be made on the form attached as Securities Transactions for the Calendar Quarter Ended (EXHIBIT C) and shall be delivered to the Chief Compliance Officer of the Firm. The quarterly report for all Access Persons except Nuveen Designees for the Access Person's Nuveen 401(k) account shall be made by arranging for the Firm's Chief Compliance Officer to receive a copy of the Access Person's Nuveen 401(k) account quarterly statement. The quarterly report for Nuveen Designees shall be made in a manner required by the Nuveen Legal Department and shall be delivered to the Nuveen Chief Compliance Officer. In lieu of manually filling out all of the information required by the form, Access Persons may attach confirms and/or account statements to a signed form.

4.       ANNUAL CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

   All Access Persons shall disclose to the Chief Compliance Officer all personal securities holdings as of the calendar year ended within thirty (30) days after year end. Access Persons do not have to disclose holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies with one exception: Access Persons must disclose holdings in NWQ Open End Funds and NWQ Affiliated Open End Funds held outside of the Access Person's Nuveen 401(k) account. Access Persons do not need to report transactions effected in any account over which the Access Person has no direct or indirect influence or control.

         In addition to reporting securities holdings, every Access Person shall certify annually that:

          (a) they have read and understand the Code of Ethics and recognize that they are subject thereto;

          (b) they have complied with the requirements of the Code of Ethics; and that they have reported all personal securities transactions required to be reported pursuant to the requirements of the Code of Ethics;

          (c) they have not disclosed pending "buy" or "sell" orders for a Portfolio or Fund to any employees, except where the disclosure occurred subsequent to the execution or withdrawal of an order or as permitted by this Code of Ethics; and

          (d) they have no knowledge of the existence of any personal conflict of interest relationship which may involve any Portfolio or Fund, such as any economic relationship between their transactions and securities held or to be acquired by a Fund or Portfolio.

         Access Persons except Nuveen Designees shall make this annual report on the form attached as Annual Report of Access Person (EXHIBIT B) and shall be delivered to the Chief Compliance Officer of the Firm. Nuveen Designees shall make this annual report on a form prescribed by the Nuveen Legal Department and shall be delivered to the Nuveen Chief Compliance Officer.

                                    C-129-19

5.       REPORTS TO CHIEF COMPLIANCE OFFICER

         The Chief Compliance Officer of the Firm shall provide, by the thirtieth (30) day after each quarter end, certification to the Chief Compliance Officer of a Fund that, as of the prior quarter end:

          (a) the Chief Compliance Officer of the Firm has collected all documentation required by the Code of Ethics and Rule 17j-1 and is retaining such documentation on behalf of the Fund;

          (b) there have been no violations to the Fund's Code of Ethics and, if there have been violations to the Fund's Code of Ethics, the violation has been documented and reported to the Fund's Chief Compliance Officer; and

          (c) the Firm has appointed appropriate management or compliance personnel, such as the Chief Compliance Officer, to review transactions and reports filed by Access Persons under the Code of Ethics, and adopted procedures reasonably necessary to prevent Access Persons from violating the Firm's Code of Ethics.

         Each quarter the Chief Compliance Officer of the Firm shall also provide to the Chief Compliance Officer of each Fund (when requested) a list of Access Persons who are subject to the Code of Ethics and the name of the Chief Compliance Officer or other designated officer(s) of the Firm responsible for preclearing and reviewing personal securities transactions.

         The Chief Compliance Officer of the Firm shall provide such information, including, but not limited to, initial, quarterly and annual reports for all Access Persons, preclearance reports and approval for short term transactions, IPO and private placement securities, as is requested by a Fund's Chief Compliance Officer.

6.       GENERAL REPORTING REQUIREMENTS

         The Chief Compliance Officer of the Firm shall provide a copy of this Code of Ethics and amendments hereto to each officer, director, partner, and employee of the Firm, including any other person who provides investment advice on behalf of the Firm and is subject to the supervision and control of the Firm. The Chief Compliance Officer of the Firm will notify each Access Person that he or she is an Access Person subject to this Code of Ethics and the reporting requirements contained herein, and shall deliver a copy of this Code of Ethics to each such person when they become an Access Person, or upon request.

         The Chief Compliance Officer must obtain a written acknowledgement of receipt of a copy of this Code of Ethics and amendments hereto for each officer, director, partner, and employee of the Firm, including any other person who provides investment advice on behalf of the Firm and is subject to the supervision and control of the Firm.

         Reports submitted pursuant to this Code of Ethics shall be confidential and shall be provided only to the officers of the Firm and each Fund, counsel and/or regulatory authorities upon appropriate request.

                                    C-129-20

7.       EXCESSIVE TRADING

         The Firm understands that it is appropriate for Access Persons to participate in the public securities markets as part of their overall personal investment programs. As in other areas, however, this should be done in a way that creates no potential conflicts with the interests of any Fund or Portfolio. Further, it is important to recognize that otherwise appropriate trading, if excessive (measured in terms of frequency, complexity of trading programs, numbers of trades or other measure as deemed appropriate by the Fund's Chief Compliance Officer, Chief Compliance Officer of the Firm, or senior management at the
         Firm), may compromise the best interests of any Funds or Portfolios if such excessive trading is conducted during work-time or using Fund/Portfolio resources. Accordingly, if personal trading rises to such dimension as to create an environment that is not consistent with the Code of Ethics, such personal transactions may not be approved or may be limited by the Chief Compliance Officer of the Firm.

8.       CONFLICT OF INTEREST

         Every Access Person shall notify the Chief Compliance Officer of the Firm of any personal conflict of interest relationship which may involve a Fund or Portfolio, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any Portfolio or Fund. The Firm's Chief Compliance Officer shall notify the Chief Compliance Officer of a Fund of any personal conflict of interest relationship which may involve the Fund. Such notification shall occur in the pre-clearance process.

     E.  REPORTING OF VIOLATIONS

     Officers, directors and employees of the Firm, including any person who provides investment advice on behalf of the Firm and is subject to the supervision and control of the Firm, must report violations of this Code of Ethics promptly to the Firm's Chief Compliance Officer.

     The Chief Compliance Officer of the Firm shall promptly report to the Executive Committee of the Firm all apparent violations of this Code of Ethics and the reporting requirements thereunder.

     When the Chief Compliance Officer of the Firm finds that a transaction otherwise reportable to the Executive Committee pursuant to the Code could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-1(a), he/she may, in his/her discretion, lodge a written memorandum of such finding and the reasons therefore with the reports made pursuant to this Code of Ethics, in lieu of reporting the transaction to the Executive Committee. Such findings shall, however, be reported to the Chief Compliance Officer of any respective Funds.

     The Executive Committee of the Firm, or a Committee created by such Executive Committee for that purpose, shall consider reports made to the Executive Committee hereunder and shall determine whether or not this Code of Ethics has been violated and what sanctions, if any, should be imposed.

                                    C-129-21

F.       ANNUAL REPORTING TO THE EXECUTIVE COMMITTEE

     The Chief Compliance Officer of the Firm shall prepare an annual report relating to this Code of Ethics to the Executive Committee of the Firm and the Funds. Such annual report shall:

          (a) summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

          (b) identify any violations requiring significant remedial action during the past year; and

          (c) identify any recommended changes in the existing restrictions or procedures based upon the Firm's experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and

          (d) state that the Firm had adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

G.       SANCTIONS

A. Upon discovering a violation of this Code, the Executive Committee of the Firm or a Fund may impose such sanctions as they deem appropriate, including:

         o  formal warning;
         o  restriction of trading privileges;
         o  disgorgement of trading profits;
         o  fines; AND/OR
         o  suspension or termination of employment.

B.       Sanction Factors:

The factors that may be considered when determining the appropriate sanctions include, but are not limited to:

         o  the harm to a Fund's or client's interest;
         o  the extent of unjust enrichment;
         o  the frequency of occurrence;
         o the degree to which there is personal benefit from unique knowledge obtained through employment with a Fund;
         o  the degree of perception of a conflict of interest;
         o evidence of fraud, violation of law, or reckless disregard of a regulatory requirement; and/or
         o the level of accurate, honest and timely cooperation from the person subject to the Code.

                                    C-129-22

H.       RETENTION OF RECORDS

     The Firm shall maintain the following records as required under Rule 17j-1 and Rule 204-2:

          (a) a copy of any Code of Ethics in effect within the most recent five years;

          (b) a list of all persons required to make reports hereunder within the most recent five years and a list of all persons who were responsible for reviewing the reports, as shall be updated by the Chief Compliance Officer of the Firm;

          (c) a copy of each report made by an Access Person except Nuveen Designees hereunder and submitted to the Firm's Chief Compliance Officer for a period of five years from the end of the fiscal year in which it was made;

          (d) each memorandum made by the Chief Compliance Officer of the Firm hereunder, for a period of five years from the end of the fiscal year in which it was made;

          (e) a record of any violation hereof and any action taken as a result of such violation, for a period of five years following the end of the fiscal year in which the violation occurred;

          (f) a copy of every report provided to the Firm's Executive Committee or a Fund's Chief Compliance Officer or board of directors which describes any issues arising under the Code of Ethics and certifies that the Firm has adopted procedures reasonably necessary to prevent Access Persons from violating the Code of Ethics.

          (g) a record of any decision, and the reasons supporting the decision, to approve the acquisition by an employee of a security in an in initial public offering or in a limited offering, for at least five years after the end of the fiscal year during which the approval is granted; and

          (h) a record of all written acknowledgements of receipt of a copy of this Code of Ethics and amendments hereto for each person who is currently or within the past five years was, an officer, director, partner, or employee of the Firm, and other person who provides investment advice on behalf of the Firm and is subject to the supervision and control of the Firm.

         Nuveen shall maintain a copy of each report made by a Nuveen Designee hereunder and submitted to Nuveen's Chief Compliance Officer for a period of five years from the end of the fiscal year in which it was made.

                                    C-129-23

                                                                       EXHIBIT A

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                         INITIAL REPORT OF ACCESS PERSON

1. I hereby acknowledge that (i) I received of a copy of the Code of Ethics (the "Code") for NWQ Investment Management Company, LLC (the "Firm");
        (ii) I have read and understand the Code; (iii) and I recognize that I am subject to the Code as an "Access Person" of the Firm.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm or a Fund or Portfolio, such as any economic relationship between my transactions and securities held or to be acquired by the Firm or a Fund or Portfolio.

3. As of the date below I had a direct or indirect beneficial ownership in the following securities. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report NWQ Open-End Funds and NWQ Affiliated Open-End Funds. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

  ========================== ============ =========== ================= ================ ===============================
          SECURITY             NO. OF      PRICE PER     PRINCIPAL          TYPE OF       BROKER, DEALER, BANK, FUND
   (include interest rate      SHARES        SHARE        AMOUNT           PURCHASE       OR FUND DISTRIBUTOR THROUGH
    and maturity date, if                                                 (Direct or             WHOM EFFECTED
         applicable)                                                       Indirect)
  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- -------------------------------

  ========================== ============ =========== ================= ================ ===============================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

  4. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or NWQ Open-End Funds or NWQ Affiliated Open-End Funds for my direct or indirect benefit. PLEASE
       CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

  =========================== ========================== ======================================== ======================
   BROKER, DEALER BANK, FUND     BENEFICIAL OWNER OF                 ACCOUNT NUMBER               DATE ACCOUNT OPENED
      OR FUND DISTRIBUTOR              ACCOUNT
     THROUGH WHOM EFFECTED
  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  =========================== ========================== ======================================== ======================

   Signature:  ________________________   Signature:  __________________________
               Access Person                          Chief Compliance Officer
        Name:  ________________________        Name:  __________________________

        Date:  ________________________        Date:  __________________________


                                    C-129-24

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC            Exhibit B
                                 CODE OF ETHICS
                         ANNUAL REPORT OF ACCESS PERSONS

1. I hereby acknowledge that I have read and understand the Code of Ethics for NWQ Investment Management Company, LLC (the "Code") and recognize that I am subject thereto in the capacity of an Access Person of the Firm.

2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

3. I hereby certify that I have not disclosed pending "buy" or "sell" orders for a Portfolio or a Fund to any employees of any other investment management company, except where the disclosure occurred subsequent to the execution or withdrawal of an order.

4. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve a Fund or a Portfolio, such as any economic relationship between my transactions and securities held or to be acquired by a Fund or a Portfolio.

5. As of December 31, 200__, I had a direct or indirect beneficial ownership in the securities listed below. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report NWQ Open-End Funds and NWQ Affiliated Open-End Funds. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

============================= =========== ============ ================= ===================== ===========================
         SECURITY                          PRICE PER      PRINCIPAL       TYPE OF PURCHASE       BROKER, DEALER, BANK,
                                 NO. OF      SHARE         AMOUNT            (Direct or        FUND OR FUND DISTRIBUTOR
(include interest rate and       SHARES                                      Indirect)           THROUGH WHOM EFFECTED
     maturity date, if
        applicable)
----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

----------------------------- ----------- ------------ ----------------- --------------------- ---------------------------

============================= =========== ============ ================= ===================== ===========================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

                                    C-129-25

6. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities and/or NWQ Open-End Funds or NWQ Affiliated Open-End Funds for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

  =========================== ========================== ======================================== ======================
  BROKER, DEALER, BANK, FUND     BENEFICIAL OWNER OF                 ACCOUNT NUMBER               DATE ACCOUNT OPENED
      OR FUND DISTRIBUTOR              ACCOUNT
     THROUGH WHOM EFFECTED
  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  --------------------------- -------------------------- ---------------------------------------- ----------------------

  =========================== ========================== ======================================== ======================

    Signature:  ________________________   Signature: __________________________
               Access Person                          Chief Compliance Officer
        Name:  ________________________        Name:  __________________________

        Date:  ________________________        Date:  __________________________
               (No later than 30 days after
               year-end)



                                    C-129-26

                                    EXHIBIT B

                     NWQ Investment Management Company, LLC
                                 CODE OF ETHICS
                                 ADDENDUM TO THE
                         ANNUAL REPORT OF ACCESS PERSON

  ========================== ============ =========== ================= ================ ==================================
          SECURITY                         PRICE PER     PRINCIPAL          TYPE OF       BROKER, DEALER, BANK, FUND OR
                               NO. OF        SHARE        AMOUNT           PURCHASE       FUND DISTRIBUTOR THROUGH WHOM
   (include interest rate      SHARES                                     (Direct or                 EFFECTED
   and maturity date, if                                                   Indirect)
        applicable)
  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  -------------------------- ------------ ----------- ----------------- ---------------- ----------------------------------

  ========================== ============ =========== ================= ================ ==================================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

============================= ========================== ======================================== =========================
 BROKER, DEALER, BANK, FUND     BENEFICIAL OWNER OF                   ACCOUNT NUMBER                 DATE ACCOUNT OPENED
OR FUND DISTRIBUTOR THROUGH           ACCOUNT
       WHOM EFFECTED
----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

----------------------------- -------------------------- ---------------------------------------- -------------------------

============================= ========================== ======================================== =========================


   Signature:  ________________________   Signature:  __________________________
               Access Person                          Chief Compliance Officer
        Name:  ________________________        Name:  __________________________

        Date:  ________________________        Date:  __________________________
               (No later than 30 days
               after year-end)


                                    C-129-27

                                                                       EXHIBIT C

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                                 CODE OF ETHICS
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

1. During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics. (if none were transacted, write "none"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), except that you must report NWQ Open-End Funds and NWQ Affiliated Open-End Funds. (NWQ Open-End Funds and NWQ Affiliated Open-End Funds held in a Nuveen 401(k) account are to be reported by arranging for a copy of your quarterly statement to be provided to NWQ's Chief Compliance Officer.) PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

  ======================= ============= =========== ============ ============== ==================== ============================
         SECURITY         DATE OF TRADE   NO. OF     PRICE PER     PRINCIPAL         NATURE OF          BROKER, DEALER OR BANK
  (include interest rate                  SHARES       SHARE         AMOUNT         TRANSACTION         THROUGH WHOM EFFECTED
   and maturity date, if                                                          (Purchase, Sale,
        applicable)                                                                    Other)
  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------
  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ----------------------- ------------- ----------- ------------ -------------- -------------------- ----------------------------

  ======================= ============= =========== ============ ============== ==================== ============================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

2. During the quarter referred to above, I established on the dates indicated the following accounts in which securities and/or NWQ Open-End Funds or NWQ Affiliated Open-End Funds were held during the quarter for my direct or indirect benefit (if none were opened, write "none"). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

  ====================================== ===================== ================================== ===============================
   BROKER, DEALER, BANK , FUND OR FUND    BENEFICIAL OWNER               ACCOUNT NUMBER                 DATE ACCOUNT OPENED
  DISTRIBUTOR WHERE ACCOUNT ESTABLISHED      OF ACCOUNT
  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  -------------------------------------- --------------------- ---------------------------------- -------------------------------

  ====================================== ===================== ================================== ===============================

                                    C-129-28

3. Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm, a Fund or a Portfolio, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Firm, a Fund or a Portfolio.

   Signature:  ________________________   Signature:  __________________________
               Access Person                          Chief Compliance Officer
        Name:  ________________________        Name:  __________________________

        Date:  ________________________        Date:  __________________________
               (no later than 10 days
               after calendar quarter)

                                    C-129-29

                                    EXHIBIT C
                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                                 CODE OF ETHICS
                                 ADDENDUM TO THE
     SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

  ======================== =============== ========== =========== ================ ================= =========================
          SECURITY          DATE OF TRADE  NO. OF      PRICE PER  PRINCIPAL AMOUNT     NATURE OF      BROKER, DEALER OR BANK
   (include interest rate                    SHARES      SHARE                        TRANSACTION      THROUGH WHOM EFFECTED
   and maturity date, if                                                           (Purchase, Sale,
        applicable)                                                                     Other)
  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ------------------------ --------------- ---------- ----------- ---------------- ----------------- -------------------------

  ======================== =============== ========== =========== ================ ================= =========================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

============================= ========================== ======================================== ============================
   BROKER, DEALER OR BANK       BENEFICIAL OWNER OF                   ACCOUNT NUMBER                  DATE ACCOUNT OPENED
   THROUGH WHOM EFFECTED              ACCOUNT
----------------------------- -------------------------- ---------------------------------------- ----------------------------

----------------------------- -------------------------- ---------------------------------------- ----------------------------

----------------------------- -------------------------- ---------------------------------------- ----------------------------

----------------------------- -------------------------- ---------------------------------------- ----------------------------

============================= ========================== ======================================== ============================

   Signature:  ________________________   Signature:  __________________________
               Access Person                          Chief Compliance Officer
        Name:  ________________________        Name:  __________________________

        Date:  ________________________        Date:  __________________________
               (no later than 10 days
               after calendar quarter)


                                    C-129-30

                                                                       EXHIBIT D

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                                 CODE OF ETHICS

  SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING OF INVESTMENT
     PERSONNEL FOR THE SIXTY-DAY PERIOD FROM ____________ TO ____________:

During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds).

  ================== ================= ============ ============= ============= ================== =====================
       SECURITY      PROPOSED DATE OF     NO. OF      PRICE PER     PRINCIPAL       NATURE OF          BROKER/DEALER
                           TRADE          SHARES        SHARE        AMOUNT        TRANSACTION        OR BANK THROUGH
                                                    (or proposed                 (Purchase, Sale,      WHOM EFFECTED
                                                       price)                         Other)
  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ------------------ ----------------- ------------ ------------- ------------- ------------------ ---------------------

  ================== ================= ============ ============= ============= ================== =====================

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

With respect to the Portfolio or Fund that serves as the basis for my "investment personnel" status with the Firm, and transactions in the securities set forth in the table above, I hereby certify that:

(a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Portfolio or Fund, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by the Portfolio and/or Fund;

(b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by the Portfolio and/or Fund, or (ii) being purchased or sold by the Portfolio and/or Fund; and

(c)  such transactions are in compliance with the Code of Ethics of the Firm.

Date:  ________________     Signature:   _______________________________________
                                                  Investment Personnel
                            Name:        _______________________________________

In accordance with the provisions of Section B(2)(c) of the Code of Ethics of the Firm, the transaction proposed to be effected as set forth in this report
is:       Authorized: [ ]       Unauthorized: [ ]

Date:  ________________     Signature:   _______________________________________
                                                Chief Compliance Officer
                            Name:        _______________________________________


                                    C-129-31

                                                                       EXHIBIT E

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC
                                 CODE OF ETHICS
               Personal Securities Transactions Pre-clearance Form
                       (see Section D(1), Code of Ethics)

I hereby request pre-clearance of the securities listed below. You do not need to preclear transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), or transactions listed in Section D of the Code of Ethics.

==================== =========== =============== ================= ================= ==================== ==================
                                                                                           BROKER/            AUTHORIZED
      SECURITY         NO. OF    PRICE PER SHARE PRINCIPAL AMOUNT      NATURE OF            DEALER             BY CHIEF
 (include interest     SHARES     (or proposed                        TRANSACTION      OR BANK THROUGH        COMPLIANCE
 rate and maturity                   price)                        (Purchase, Sale,     WHOM EFFECTED         OFFICER or
date, if applicable)                                                    Other)                                DESIGNATED
                                                                                                           APPROVAL OFFICER
                                                                                                             YES       NO
-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

-------------------- ----------- --------------- ----------------- ----------------- -------------------- --------- --------

==================== =========== =============== ================= ================= ==================== ========= ========

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Is any proposed transaction described above within sixty (60) days of a prior offsetting transaction in the same or equivalent security? Yes: [ ] No: [ ]

If yes, the Access Person must submit a Securities Transactions Report Relating to Short Term Trading (Exhibit D) for preapproval.

Is any proposed transaction described above considered an Initial Public Offering (IPO) or Private Placement? Yes: [ ] No: [ ]

If yes, the Chief Compliance Officer should prepare a memorandum describing the reasons for preapproving the transaction pursuant to Section B(2)(b) of the Code.

   Signature: _____________________   Signature: _______________________________
              Access Person                      Jon Bosse/Dave Iben/Ted Friedel
        Name: _____________________        Name: _______________________________

        Date: _____________________*       Date: _______________________________

o This preclearance will expire at the close of business on the second (2nd) trading day after preclearance was approved. The Access Person is required to obtain additional preclearance if the trade is not completed before the authority expires.

                                   o C-129-32

                                                                       EXHIBIT F

APPROVAL FORM FOR RECEIPT OF GIFT IN EXCESS OF $100 BY INVESTMENT PERSONNEL OF NWQ INVESTMENT MANAGEMENT COMPANY, LLC

NAME:__________________________________________________________________

DATE:__________________________________________________________________

 Please complete the appropriate section below depending upon the type of gift for which you are seeking approval.

ENTERTAINMENT

Description of entertainment and approximate value (include location):

________________________________________________________________________________

________________________________________________________________________________

Organization providing entertainment:

________________________________________________________________________________

CONFERENCES AND SEMINARS Title of conference or seminar:

________________________________________________________________________________

Sponsor of conference or seminar:

________________________________________________________________________________

Monetary value of conference or seminar:

________________________________________________________________________________

OTHER

Description of Gift:

________________________________________________________________________________

Name of donor:

________________________________________________________________________________

Monetary value of gift:

________________________________________________________________________________

APPROVED BY:____________________________________________________________________


            Printed Name: __________________

            cc:  Kathleen Hendriks
      Chief Compliance Officer

                                    C-129-33

                                                                       EXHIBIT G

           OPEN-END FUNDS ADVISED OR SUBADVISED BY A NUVEEN SUBSIDIARY

----------------------------------------------------------- ---------------------------------------------------------
NUVEEN  MULTISTATE TRUST IV                                 Nuveen Balanced Stock and Bond Fund
Nuveen Kansas Municipal Bond Fund                           Nuveen Balanced Municipal and Stock Fund
Nuveen Kentucky Municipal Bond Fund                         Nuveen Large-Cap Value Fund
Nuveen Michigan Municipal Bond Fund                         Nuveen NWQ Global Value Fund
Nuveen Missouri Municipal Bond Fund                         Nuveen NWQ Multi-Cap Value Fund
Nuveen Ohio Municipal Bond Fund                             Nuveen NWQ International Value Fund
Nuveen Wisconsin Municipal Bond Fund                        Nuveen NWQ Small Cap Value Fund
                                                            Nuveen NWQ Value Opportunities Fund
                                                            Nuveen Rittenhouse Growth Fund

NUVEEN MUNICIPAL TRUST
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen All-American municipal Bond Fund                     ING International Value Choice Fund
Nuveen Limited Term Municipal Bond Fund                     ING MidCap Value Choice Fund
Nuveen High Yield Municipal Bond Fund                       ING Small Cap Value Choice Fund
                                                            ING Global Value Choice Fund
NUVEEN MULTISTATE TRUST I                                   HSBC Investor Value Fund
Nuveen Arizona Municipal Bond Fund                          ML Global Selects-North American Large Cap Growth
Nuveen Colorado Municipal Bond Fund                             Portfolio I
Nuveen Florida Municipal Bond Fund                          MLIG Roszel/NWQ Small Cap Value Portfolio
Nuveen Maryland Municipal Bond Fund                         MLIG Roszel/Rittenhouse Large Cap Growth Portfolio
Nuveen New Mexico Municipal Bond Fund                       MTB Large Cap Value Fund I
Nuveen Pennsylvania Municipal Bond Fund                     MTB Large Cap Value Fund II
Nuveen Virginia Municipal Bond Fund                         The Timothy Plan Large/Mid Cap Growth  Fund
                                                            UBS Fiduciary Trust Company Large Company Growth
NUVEEN MULTISTATE TRUST II                                      Portfolio
Nuveen California Municipal Bond Fund                       Wilshire Small Cap Value Fund
Nuveen California Insured Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

NUVEEN MULTISTATE TRUST III
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen Northern Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund
---------------------------------------------------------- ----------------------------------------------------------

                                    C-129-34

           SCHEDULE RE EDUCATION AND BUSINESS HISTORY - ALLAN D. ENGEL

EDUCATION:

    North High School, Omaha, Nebraska
    Creighton University, Omaha, Nebraska, BSBA 1974
    Creighton University, Omaha, Nebraska, JD 1976

POSITIONS:

    Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan 49546, President, Secretary, and Treasurer.

    Activa Mutual Fund Trust, 2905 Lucerne SE, Grand Rapids, Michigan 459546, Trustee (1999 - 2004).

    Activa Holdings Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

    Plaza Towers Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

    Plaza Towers Realty, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary and Director.

    Meadowbrooke Corp., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary, and Director.

    Ja-Ri Corporation, 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

    H.I., Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President and Secretary.

    Amway Investment Inc., 2905 Lucerne SE, Grand Rapids, Michigan 49546, Vice President, Secretary and Assistant Treasurer.

    Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Senior Manager-Investments and Real Estate (1991 - 2000).

                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC

MCDONNELL INVESTMENT MANAGEMENT, LLC ("McDonnell") is a sub-adviser for the Registrant's Intermediate Bond Fund. The principal business address of McDonnell is 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell is an investment adviser registered under the Investment Advisers Act.



NAME AND POSITION WITH                                                   CONNECTION WITH
INVESTMENT ADVISER                 NAME OF OTHER COMPANY                 OTHER COMPANY
------------------                 ---------------------                 -------------
Dennis J. McDonnell                Union Bancorp, Inc.                   Chairman and Director
Manager and Chairman

                                   Trans Pacific Bancorp                 Director

                                   Merritt Research Services, LLC        Executive Committee
                                                                         Member

Edward A. Treichel                       ---                                 ---
President

Michael P.. Kamradt                      ---                                 ---
Executive Managing Director
And Chief Investment Officer

John M. McCareins                        ---                                 ---
Executive Managing Director
And Chief Marketing Officer

James J. Boyne                           ---                                 ---
Executive Managing Director,
General Counsel & CCO


                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC



NAME AND POSITION WITH                                                   CONNECTION WITH
INVESTMENT ADVISER                 NAME OF OTHER COMPANY                 OTHER COMPANY
------------------                 ---------------------                 -------------
F. Brian Cerini                    Western International                 Registered Representative
Managing Director                  Securities, Inc.

Richard A. Ciccarone               Merritt Research Services, LLC        Manager, Chariman,
Managing Director                                                        President

Peter L. Clerkin                         ---                                 ---
Managing Director

James R. Fellows                   Columbia Management Advisors          Senior Vice President
Managing Director                  (Through 4/04)                        Portfolio Manager

Mark Joseph Giura
Managing Director

Brian W. Good                      Columbia Management Advisors          Senior Vice President/
Managing Director                                                        Portfolio Manager

Fabian Gomez                             ---                                 ---
Managing Director

Robert J. Hickey                   INVESCO Funds Inc.                    Vice President/
Managing Director                                                        Sr. Portfolio Manager

James W. Pittinger                       ---                                 ---
Managing Director

Stephen Wlodarski                        ---                                 ---
Managing Director


                          SCHEDULE RE BUSINESS HISTORY
                      MCDONNELL INVESTMENT MANAGEMENT, LLC



NAME AND POSITION WITH                                                   CONNECTION WITH
INVESTMENT ADVISER                 NAME OF OTHER COMPANY                 OTHER COMPANY
------------------                 ---------------------                 -------------
Timothy H. Cook
Vice President

Paul J. Carter                            ---                                ---
Vice President and
Chief Compliance Officer

James Grabovac                            ---                                ---
Vice President

Paul J. Carter
Vice President &
Chief Compliance Officer                  ---                                ---

James Grabovac                            ---                                ---
Vice President


                          SCHEDULE RE BUSINESS HISTORY
                       WELLINGTON MANAGEMENT COMPANY, LLP

The principal business address of Wellington Management Company, LLP ("Wellington Management") is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940.

    Partners of Wellington
    Management
    Company, LLP*            Kenneth L. Abrams             Lorraine A. Keady
                             Nicholas C. Adams             John C. Keogh
                             Rand L. Alexander             George C. Lodge, Jr.
                             Deborah L. Allinson           Nancy T. Lukitsh
                             Steven C. Angeli              Mark T. Lynch
                             James H. Averill              Norman L. Malcolm
                             John F. Averill               Mark D. Mandel
                             Karl E. Bandtel               Christine S. Manfredi
                             David W. Barnard              Lucinda M. Marrs
                             Mark J. Beckwith              Earl E. McEvoy
                             James A. Bevilacqua           Matthew E. Megargel
                             Kevin J. Blake                James N. Mordy
                             William N. Booth              Diane C. Nordin
                             John A. Boselli               Stephen T. O'Brien
                             Michael J. Boudens            Andrew S. Offit
                             Edward P. Bousa               Edward P. Owens
                             John V. Brannen               Saul J. Pannell
                             Paul Braverman                Thomas L. Pappas
                             Robert A. Bruno               Jonathan M. Payson
                             Michael T. Carmen             Phillip H. Perelmuter
                             Maryann E. Carroll            Robert D. Rands
                             William R. H. Clark           Jamie A. Rome
                             Cynthia M. Clarke             James A. Rullo
                             Richard M. Coffman            John R. Ryan
                             John DaCosta                  Joseph H. Schwartz
                             Pamela Dippel                 James H. Shakin
                             Scott M. Elliott              Theodore E. Shasta
                             Robert L. Evans               Andrew J. Shilling
                             David R. Fassnacht            Binkley C. Shorts
                             Lisa d. Finkel                Scott E. Simpson
                             Mark A. Flaherty              Trond Skramstad
                             Hollis French                 Stephen A. Soderberg
                             Laurie A. Gabriel             Haluk Soykan
                             Ann C. Gallo                  Kent M. Stahl
                             Bruce L. Glazer               Eric Stromquist
                             Subbiah Gopalraman            Brendan J. Swords
                             Paul Hamel                    Harriett Tee Taggart
                             William J. Hannigan           Frank L. Teixeira

                             Lucius T. Hill, III           Perry M. Traquina
                             James P. Hoffmann             Nilesh P. Undavia
                             Jean M. Hynes                 Kim Williams
                             Steven T. Irons               Itsuki Yamashita
                             Mark D. Jordy                 David S. Zimble
                             Paul D. Kaplan

*All Partners are also Senior Vice Presidents of Wellington Management Company, llp except Itsuki Yamashita, who is Senior Managing Director of the Tokyo Branch of Wellington International Management Pte Ltd. ("WIM"), William R.H. Clark who is Managing Director of the Sydney Branch of WIM and the Hong Kong Branch of Wellington Global Investment Management Ltd. and Mark D. Jordy who is Managing Director of the London Branch of Wellington Management International Ltd. No Partner owns more than 5% of the partnership.

                           HEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.

PRINCIPAL EXECUTIVE
  AND POSITIONS                  FIRM & LOCATION

LAURENCE D. FINK

President & Trustee              BlackRock Funds
2001/02 - Present                New York, NY

Treasurer                        BlackRock Funds
2001/02 - 2002/11                New York, NY

Chief Executive Officer          BlackRock Capital Management, Inc.
1999/11 - Present                Wilmington, DE

Chairman & CEO                   BlackRock International, Ltd.
1998/03 - Present                Edinburgh, Scotland

Chairman & CEO                   BlackRock, Inc.
1998/03 - Present                New York, NY

Chairman & CEO                   BlackRock Institutional Management Corporation
1998/02 - Present                Wilmington, DE

Chairman & Director              Anthracite Capital, Inc.
1997/11 - Present                New York, NY

Chairman & CEO                   BlackRock (Japan) Inc.
1995/02 - Present                New York, NY

Chairman & CEO                   BlackRock Investments, Inc.
1995/02 - Present                New York, NY

Chief Executive Officer          BlackRock Advisors, Inc.
1994/04 - Present                Wilmington, DE

Chairman & CEO                   BlackRock Financial Management, Inc.
1988/04 - Present                New York, NY

                          SCHEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.

PRINCIPAL EXECUTIVE
  AND POSITIONS                  FIRM & LOCATION

RALPH L. SCHLOSSTEIN

Director                         Anthracite Capital, Inc.
2003/12 - Present                New York, NY

Chairman & President             BlackRock Liquidity Funds
1002/05 - Present                Wilmington, DE

President & Director             BlackRock Capital Management, Inc.
1999/11 - Present                Wilmington, DE

President & Director             BlackRock International, Ltd.
1998/03 - Present                Edinburgh, Scotland

President & Director             BlackRock, Inc.
1998/03 - Present                New York, NY

President & Director             BlackRock Institutional Management Corporation
1998/02 - Present                Wilmington, DE

President & Director             BlackRock (Japan) Inc.
1995/02 - Present                New York, NY

Director                         BlackRock Investments, Inc.
1995/02- Present                 New York, NY

President & Director             BlackRock Advisors, Inc.
1994/09 - Present                Wilmington, DE

Chairman & Trustee               BlackRock Closed-End Funds
1988/07 - Present                New York, NY

President & Director             BlackRock Financial Management, Inc.
1988/04 - Present                New York, NY

                          SCHEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.

PRINCIPAL EXECUTIVE
  AND POSITIONS                  FIRM & LOCATION

ROBERT S. KAPITO

President & Trustee              BlackRock Closed-End Funds
2002/08 - Present                New York, NY

Vice Chairman & Director         BlackRock Capital Management, Inc.
1999/11 - Present                Wilmington, DE

Vice Chairman & Director         BlackRock International, Ltd.
1998/03 - Present                Edinburgh, Scotland

Vice Chairman                    BlackRock, Inc.
1998/03 - Present                New York, NY

Vice Chairman & Director         BlackRock Advisors, Inc.
1998/02 - Present                Wilmington, DE

Vice Chairman & Director         BlackRock Institutional Management Corporation
1998/02 - Present                Wilmington, DE

Vice Chairman & Director         BlackRock (Japan) Inc.
1995/02 - Present                New York, NY

Director                         BlackRock Investments, Inc.
1995/02 - Present                New York, NY

President & Director             BlackRock Financial Management, Inc.
1988/04 - Present                New York, NY

                          SCHEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.

PRINCIPAL EXECUTIVE
  AND POSITIONS                  FIRM & LOCATION

PAUL L. AUDET(Treasurer)         BlackRock Funds
2002/11 - Present                New York, NY

Treasurer                        BlackRock Liquidity Funds
2001/05 - Present                Wilmington, DE

Director                         BlackRock Capital Management, Inc.
1999/11 - Present                Wilmington, DE

CFO & Managing Director          BlackRock (Japan) Inc.
1999/04 - Present                New York, NY

Director                         BlackRock Advisors, Inc.
1999/04 - Present                Wilmington, DE

CFO & Managing Director          BlackRock Financial Management, Inc.
1999/04 - Present                New York, NY

Director                         BlackRock Institutional Management Corporation
1999/04 - Present                Wilmington, DE

CFO & Managing Director          BlackRock International, Ltd.
1999/04 - Present                Edinburgh, Scotland

CFO & Managing Director          BlackRock, Inc.
1998/03 - Present                New York, NY

CFO & Managing Director          PNC Asset Management, Inc.
1998/03 - 1999/09                Pittsburgh, PA

CFO & Managing Director          PNC Investment Holdings, Inc.
1998/03 - 1999/09                Pittsburgh, PA

CFO & Managing Director          PNC Investment Holdings, LLC
1998/03 - 1999/09                Pittsburgh, PA

Finance                          The PNC Financial Services Group, Inc.
1991/03 - 1998/03                Pittsburgh, PA

                          SCHEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.

PRINCIPAL EXECUTIVE
  AND POSITIONS                     FIRM & LOCATION

ROBERT P. CONNOLLY

Managing Director,
General Counsel & Secretary         BlackRock Capital Management, Inc.
2000/01 - Present                   Wilmington, DE

Managing Director,
General Counsel & Secretary         BlackRock, Inc.
1998/03 - Present                   New York, NY

General Counsel & Assistant Sec'y   Provident Capital Management, Inc.
1998/02 - 1998/03                   Philadelphia, PA

General Counsel & Assistant Sec'y   PNC Equity Advisors Company
1998/02 - 1998/03                   Philadelphia, PA

General Counsel & Secretary         BlackRock Investments, Inc.
1998/02 - Present                   New York, NY

Managing Director,
General Counsel & Secretary         BlackRock International, Ltd.
1998/02 - Present                   Edinburgh, Scotland

Managing Director,
General Counsel & Secretary         BlackRock Institutional Management
1998/02 - Present                   Corporation Wilmington, DE

Managing Director,
General Counsel & Secretary         BlackRock Financial Management, Inc.
1998/02 - Present                   New York, NY

Managing Director,
General Counsel & Secretary         BlackRock Advisors, Inc.
1998/02 - Present                   Wilmington, DE

Managing Director,
General Counsel & Secretary         BlackRock (Japan) Inc.
1998/02 - Present                   New York, NY

General Counsel for
Asset Management                    The PNC Financial Services Group, Inc.
1997/08 - 1998/04                   Pittsburgh, PA

                          SCHEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.

PRINCIPAL EXECUTIVE
  AND POSITIONS                  FIRM & LOCATION

KEITH T. ANDERSON

Managing Director                BlackRock Capital Management, Inc.
2000/01 - Present                Wilmington, DE

Managing Director                BlackRock International, Ltd.
1998/03 - Present                Edinburgh, Scotland

Managing Director                BlackRock, Inc.
1998/03 - Present                New York, NY

Managing Director                BlackRock Advisors, Inc.
1998/02 - Present                Wilmington, DE

Managing Director                BlackRock Institutional Management Corporation
1998/02 - Present                Wilmington, DE

Managing Director                BlackRock Investments, Inc.
1998/02 - 1999/12                New York, NY

Managing Director                PNC Equity Advisors Company
1998/02 - 1998/03                Philadelphia, PA

Managing Director                Provident Capital Management, Inc.
1998/02 - 1998/03                Philadelphia, PA

Managing Director                BlackRock (Japan) Inc.
1995/02 - Present                New York, NY

Managing Director                BlackRock Financial Management, Inc.
1995/02 - Present                New York, NY

Managing Director                BFM Management Partners, L.P.
1993/01 - 1995/02                New York, NY

                          SCHEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.

PRINCIPAL EXECUTIVE
      AND POSITIONS              FIRM & LOCATION

LAURENCE J. CAROLAN

Managing Director & Director     BlackRock Capital Management, Inc.
2000/02 - Present                Wilmington, DE

Managing Director & Director     BlackRock Advisors, Inc.
1998/03 - Present                Wilmington, DE

Managing Director & Director     BlackRock Institutional Management Corporation
1998/03 - Present                Wilmington, DE

Managing Director & Director     BlackRock, Inc.
1998/03 - Present                New York, NY

Managing Director & Director     BlackRock Investments, Inc.
1997/01 - 1999/12                New York, NY

BENNETT W. GOLUB

Managing Director                BlackRock Capital Management, Inc.
2000/01 - Present                Wilmington, DE

Managing Director                BlackRock, Inc.
1998/03 - Present                New York, NY

Managing Director                BlackRock Advisors, Inc.
1998/02 - Present                Wilmington, DE

Managing Director                BlackRock Institutional Management Corporation
1998/02 - Present                Wilmington, DE

Managing Director                BlackRock Financial Management, Inc.
1995/02 - Present                New York, NY

Managing Director                BlackRock Investments, Inc.
1995/02 - 1999/12                New York, NY

                          SCHEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.

PRINCIPAL EXECUTIVE
  AND POSITIONS                  FIRM & LOCATION

KEVIN M. KLINGERT

Managing Director & Director     BlackRock Capital Management, Inc.
2000/02 - Present                Wilmington, DE

Managing Director                BlackRock, Inc.
1998/03 - Present                New York, NY

Managing Director & Director     BlackRock Advisors, Inc.
1998/02 - Present                Wilmington, DE

Managing Director & Director     BlackRock Institutional Management Corporation
1998/02 - Present                Wilmington, DE

Managing Director                BlackRock Financial Management, Inc.
1995/02 - Present                New York, NY

Managing Director                BlackRock Investments, Inc.
1995/02 - 1999/12                New York, NY

JOHN P. MORAN

Managing Director & Director     BlackRock Capital Management, Inc.
2000/02 - Present                Wilmington, DE

Managing Director                BlackRock, Inc.
1998/03 - Present                New York, NY

Managing Director & Director     BlackRock Advisors, Inc.
1998/02 - Present                Wilmington, DE

Managing Director & Director     BlackRock Institutional Management Corporation
1998/02 - Present                Wilmington, DE

President                        BlackRock Investments, Inc.
1997/01 - Present                New York, NY

                          SCHEDULE RE BUSINESS HISTORY
                            BLACKROCK ADVISORS, INC.

PRINCIPAL EXECUTIVE
  AND POSITIONS                  FIRM & LOCATION

THOMAS H. NEVIN

Managing Director & Director     BlackRock Capital Management, Inc.
2000/02 - Present                Wilmington, DE

Managing Director                BlackRock, Inc.
1998/03 - Present                New York, NY

Managing Director & Director     BlackRock Advisors, Inc.
1998/02 - Present                Wilmington, DE

Managing Director & Director     BlackRock Institutional Management Corporation
1998/02 - Present                Wilmington, DE

Managing Director                PNC Institutional Management Corporation
1982/07 - 1998/01                Wilmington, DE

MARK STEINBERG

Managing Director & Director     BlackRock Advisors, Inc.
2003/10 - Present                Wilmington, DE

Managing Director & Director     BlackRock Capital Management, Inc.
2003/10 - Present                Wilmington, DE

Managing Director                BlackRock, Inc.
2003/10 - Present                New York, NY

Managing Director & Director     BlackRock Institutional Management Corporation
2003/10 - Present                Wilmington, DE

Managing Director                BlackRock Financial Management, Inc.
2003/10 - Present                Wilmington, DE

Managing Director                Precision Distributors LLC
2003/02 - 2003/10                Milwaukee, WI

Consultant                       Self-Employed
2002/04 - 2003/02                Boston, MA

COO & Director                   Alico (sub. Of AIG Equity Sales Corp.)
2000/12 - 2002/09                Wilmington, DC

Managing Director                Allmerica Investments, Inc.
1991/12 - 2000/09                (Veravest Investments, Inc.) Worcester, MA

                            ACTIVA MUTUAL FUND TRUST
                                    FORM N-1A

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) Under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the Township of Ada, and State of Michigan, on the 1st day of March 2005.

--------------------------------------------------------------------------------

                                                       ACTIVA MUTUAL FUND TRUST

--------------------------------------------------------------------------------

                                                       By  /s/ Allan D. Engel
                                                           --------------------
                                                           ALLAN D. ENGEL
                                                           President

--------------------------------------------------------------------------------

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------

Signature                          Title and Capacity            Date

--------------------------------------------------------------------------------

/s/ Allan D. Engel                 Principal Executive and       March 1, 2005
-----------------------------      Financial Officer and
ALLAN D. ENGEL                     Trustee

/s/ JAMES J. ROSLONIEC             Trustee                       March 1, 2005
---------------------------

DONALD H. JOHNSON                  Trustee

WALTER T. JONES                    Trustee

RICHARD E. WAYMAN                  Trustee


By /s/ Allan D. Engel                                            March 1, 2005
   -----------------------------
   ALLAN D. ENGEL
   (Attorney-in-Fact)

                                POWER OF ATTORNEY

      WHEREAS, ACTIVA MUTUAL FUNDS TRUST (herein referred to as the Trust), files with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and of the Investment Company Act of 1940, as amended, its Registration Statement relating to the sale of shares of Beneficial Interest ("Common Stock") of Amway Mutual Fund (the "Fund"), a Series of the Trust; and

      WHEREAS, each of the undersigned holds the office or offices in the Trust herein below set opposite his name, respectively;

      WHEREAS, THEREFORE, each of the undersigned hereby constitutes and appoints ALLAN D. ENGEL, individually, his attorney, with full power of substitution and with full power to act for him and in his name, place, and stead to sign his name, in the capacity or capacities set forth below, to the Registration Statement, relating to the sale of shares of Common Stock in the Funds, and to any and all amendments to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 13th day of December 2004.

      Donald H. Johnson, Trustee

      Walter T. Jones, Trustee

      Richard E. Wayman, Trustee

STATE OF MICHIGAN}
                }SS
COUNTRY OF KENT}

      I, Patricia S. Grooters, a Notary Public in and for the County and State aforesaid, do hereby certify that the above-named Trustees, DONALD H. JOHNSON, WALTER T. JONES and RICHARD E. WAYMAN, of ACTIVA MUTUAL FUNDS TRUST, known to me and to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he executed the same instrument as his free and voluntary act and deed, for the uses and purposes therein set forth.

      IN WITNESS WHEREOF, I have hereto set my hand and notarial seal this 13th day of December 2004.

                                               /s/ Patricia S. Grooters
                                           -------------------------------------
                                                   Patricia S. Grooters
                                                   Notary Public

                     CERTIFIED COPY OF CORPORATE RESOLUTION

      I, Allan D. Engel, Secretary of Activa Mutual Fund Trust, a Delaware business trust, having its principal place of business at 2905 Lucerne SE, Grand Rapids, Michigan 49546, hereby certify that the following is an extract from the minutes of a regular meeting of the Board of Trustees of said Trust held on December 13, 2004:

REGISTRATION STATEMENT REVIEW / POST EFFECTIVE AMENDMENT

      Mr. Engel reviewed with members of the Board of Trustees the fact that the Fund's Post-Effective Amendment would be filed during early February 2005 and the filing would be made pursuant to Rule 485 of the Securities Act of 1933. Also, Mr. Engel indicated that the filing would be made utilizing the Power of Attorney granted by the outside directors to Allan D. Engel, President.

      Following discussion by the Board, upon a motion by Mr. Johnson, seconded by Mr. Wayman, unanimously adopted the following resolutions:

      RESOLVED: That the Board of Trustees hereby approve for filing the Fund's Post Effective Amendment No. 54 and any subsequent amendment relating to this filing pursuant to Rule 485 of the Securities Act of 1933 to reflect changes recommended by outside legal counsel;

      FURTHER RESOLVED: That the Power of Attorney executed by the disinterested Trustees of the Fund, dated December 13, 2004 is hereby approved for use in conjunction with Post Effective Amendment No. 53 and any subsequent amendment relating to this filing; and

      FURTHER RESOLVED: That the Officers are hereby authorized to make all appropriate filings with the Securities and Exchange Commission and state regulatory authorities.

      I further certify that the foregoing resolutions are still in full force and effect.

      Dated this 13th day of December 2004.


                                          /s/ Allan D. Engel
                                          ---------------------------------
                                          Allan D. Engel
                                          Secretary of Amway Mutual Fund Trust